UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00121

Name of Registrant:	Vanguard Wellington Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2022—November 30, 2023

Item 1: Reports to Shareholders

Annual Report  |  November 30, 2023
Vanguard Wellington™ Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended November 30, 2023, Vanguard Wellington Fund returned 7.03% for Admiral Shares and 6.94% for Investor Shares. It lagged the 9.93% return of its composite benchmark index, a mix of 65% U.S. stocks and 35% U.S. bonds that reflects the fund’s target asset allocation.
•	For much of the period, inflation continued to ease amid interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending dialed back expectations of an imminent recession. Although the prospect of higher interest rates for longer and heightened geopolitical tensions weighed on market sentiment at times toward the close of the period, global stocks and bonds rallied in November.
•	The stock portion of the fund’s portfolio underperformed the 13.84% return of the Standard & Poor’s 500 Index by more than 4 percentage points. An underweight allocation to and poor selection in information technology accounted for most of this underperformance. Overweight positions and selection within industrials and health care also detracted. Holdings in communications services, and to a lesser extent in real estate, energy, and consumer discretionary, helped results.
•	The bond portion slightly underperformed the 2.68% return of the Bloomberg U.S. Credit A or Better Bond Index. The fund’s shorter credit spread duration compared to that of the benchmark detracted notably. A modest exposure to agency mortgage-backed pass-throughs also detracted. Strong selection, particularly within industrials, banking, and utilities, helped relative results.
1

Market Barometer
	Average Annual Total Returns Periods Ended November 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	13.57%	8.72%	12.25%
Russell 2000 Index (Small-caps)	-2.56	1.13	4.78
Russell 3000 Index (Broad U.S. market)	12.61	8.26	11.77
FTSE All-World ex US Index (International)	9.64	2.12	5.49
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	1.32%	-4.46%	0.79%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	4.28	-0.96	2.03
FTSE Three-Month U.S. Treasury Bill Index	5.12	2.08	1.85
CPI
Consumer Price Index	3.14%	5.67%	4.03%
2

Advisor’s Report
Vanguard Wellington Fund’s Investor Shares returned 6.94% for the 12 months ended November 30, 2023, underperforming the fund’s benchmark, the Wellington Composite Index, which returned 9.93%. The index is weighted 65% large-capitalization stocks (as measured by the Standard & Poor’s 500 Index) and 35% high-quality corporate bonds (as measured by the Bloomberg U.S. Credit A or Better Bond Index). The equity portfolio underperformed its benchmark; the fixed income portfolio modestly underperformed its benchmark.
Investment environment
U.S. stocks fared better than international stocks: The S&P 500 returned 13.84%, and the MSCI EAFE Index returned 12.36%.
In December 2022, markets rebounded as investors were encouraged by milder inflation, which provided greater scope for some major central banks to slow their pace of interest-rate hikes. Entering 2023, economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of seismic changes in the global economy, including sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Global central banks coordinated efforts to boost liquidity in the financial system after the collapse of two U.S. regional banks and Credit Suisse rattled financial markets and exposed vulnerabilities in the banking industry.
Global economies and labor markets remained resilient in the second quarter of 2023 despite challenges. Persistently high core consumer prices maintained pressure on central banks to keep interest rates higher for longer. In the third quarter of 2023, market sentiment was dented by concerns about the health of China’s economy, increasing energy prices, and rising government bond yields. In November, stocks rallied in tandem with government bonds, registering their best monthly performance in three years as falling inflation in developed markets and weakening economic data across the globe bolstered views that policy rates have peaked and could begin to decline in 2024.
Global sovereign yields rose during the 12 months as most major central banks maintained hawkish policies to counter persistent inflation. Toward the end of the period, U.S. lawmakers struck a last-minute deal to raise the debt ceiling and avert a default, boosting market sentiment. Despite concerns about tighter lending standards following turmoil in the banking sector, credit sectors produced positive excess returns over duration-equivalent government bonds as credit spreads narrowed.
The Bloomberg U.S. Aggregate Bond Index generated a return of 1.18% for the period. The yield of the 10-year U.S. Treasury note closed the 12 months at 4.33%, up from 3.61% a year before.

3

The fund’s successes
In the stock portfolio, security selection within communication services, energy, and real estate contributed to relative returns. An overweight allocation to consumer discretionary and an underweight allocation to real estate also contributed. Strong individual contributors included positions in Meta Platforms, Microsoft, and Uber Technologies. An underweighting of Johnson & Johnson and not holding Chevron helped relative returns as well.
In the fixed income portfolio, selection within investment-grade credit, particularly in industrials and financial institutions, helped results, as did an underweight exposure to supranational bonds. The fund’s duration/yield curve positioning was also a positive.
The fund’s shortfalls
In the stock portfolio, sector allocation detracted from relative returns, driven by the fund’s underweight to information technology and overweights to health care and energy. Weak security selection in information technology, industrials, and materials also detracted. Top detractors from investment performance included Charles Schwab, Pfizer, Sysco, and Texas Instruments. Not holding NVIDIA during the period also held back relative returns.
On the fixed income side, an underweight to credit spread duration was a notable detractor, as spreads tightened over the period. Our modest out-of-benchmark exposure to agency mortgage-backed pass-throughs also held back relative results.
The fund’s positioning
Looking ahead, the range of outcomes remains wide for the global economy and asset markets. We continue to direct the majority of our research efforts to company-specific analysis, where we believe our most differentiated insights are likely to lie. Our focus remains on companies that can deliver resilient results across economic and market environments and stock prices that trade at moderate valuations.
Over the 12 months, we initiated new positions in Uber, Pernod Richard, Merck, and 13 other businesses. Uber, a transportation network with ride-sharing and food delivery, is beginning to realize the benefits of scale and stabilizing competitive dynamics. Pernod Richard, a global leader in the wine and spirits industry, has shifted from a focus on reaccelerating topline growth to prioritizing improving profitability and cost efficiencies. We believe Merck, a U.S.-based pharmaceutical company, should have stable cash flow and earnings over the long term, driven by its cancer medication Keytruda. Merck’s management has indicated a willingness to return capital to shareholders and maintain a stable balance sheet.
By sector, we are most overweighted in health care, energy, and utilities. We are underweighted in information technology, real estate, and consumer staples.
4

In the fixed income portfolio, we maintain a modestly procyclical stance. We are in a period of elevated market volatility, driven by persistent inflation pressures, restrictive monetary policy, banking system stresses, and geopolitical risks. The lagged effects of a rapid tightening campaign are finally starting to result in slowing economic growth, but tightening has had a less pronounced impact on inflation than expected.
Current levels of interest rates provide cushion to fixed income performance even if inflation remains above target, although the inversion of the curve is a challenge for longer-duration assets. Additionally, we believe security selection can aid outperformance as growth continues to slow, driving increased dispersion.
The portfolio maintains an overweight to U.S. government and agency mortgage-backed securities as liquidity buffers if the economic cycle or the equity portfolio takes an unfavorable turn.
Investment-grade credit fundamentals, while strong, have likely peaked. Although financial conditions tightened meaningfully in 2022 and 2023, the lagged impacts are still emerging. While the investment-grade cohort maintains high-quality balance sheets and is relatively insulated from rising rates, we do expect margin pressures to weigh on forward fundamentals, resulting in higher leverage and weaker interest coverage.
Our concerns around the economic cycle, coupled with relatively tight credit valuations, has pushed us to reduce our exposure to cyclical issuers with less-resilient cash flow generation profiles and highly levered balance sheets. From a sector perspective, we maintain an overweight in utilities and some parts of insurance where valuations are attractive. In noncorporate credit, we are positive on taxable municipals as we think the sector still provides diversification and comprises high-quality issuers that have benefited from fiscal support.
We continue to be disciplined in our application of our investment process, which allows us to create a balanced portfolio that we believe should perform well in a variety of environments. We remain focused on long-term, low-turnover investing—features that we believe will serve the fund’s shareholders well.
Daniel J. Pozen,
Senior Managing Director and
Equity Portfolio Manager
Loren L. Moran, CFA,
Senior Managing Director and
Fixed Income Portfolio Manager
Wellington Management Company llp
December 12, 2023
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended November 30, 2023
	Beginning Account Value 5/31/2023	Ending Account Value 11/30/2023	Expenses Paid During Period
Based on Actual Fund Return
Wellington Fund
Investor Shares	$1,000.00	$1,055.60	$1.34
Admiral™ Shares	1,000.00	1,056.20	0.93
Based on Hypothetical 5% Yearly Return
Wellington Fund
Investor Shares	$1,000.00	$1,023.76	$1.32
Admiral Shares	1,000.00	1,024.17	0.91
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.26% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
7

Wellington Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 30, 2013, Through November 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended November 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Wellington Fund Investor Shares	6.94%	7.67%	7.63%	$20,862
Wellington Composite Index	9.93	8.83	8.51	22,626
Bloomberg U.S. Aggregate Bond Index	1.18	0.71	1.37	11,458
Dow Jones U.S. Total Stock Market Float Adjusted Index	12.62	11.65	11.10	28,662
Wellington Composite Index: 65% S&P 500 Index and 35% Bloomberg U.S. Credit A or Better Bond Index.

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Wellington Fund Admiral Shares	7.03%	7.76%	7.72%	$105,166
Wellington Composite Index	9.93	8.83	8.51	113,131
Bloomberg U.S. Aggregate Bond Index	1.18	0.71	1.37	57,290
Dow Jones U.S. Total Stock Market Float Adjusted Index	12.62	11.65	11.10	143,310
See Financial Highlights for dividend and capital gains information.
8

Wellington Fund
Fund Allocation
As of November 30, 2023
Asset-Backed/Commercial Mortgage-Backed Securities	1.0%
Common Stocks	66.0
Corporate Bonds	22.2
Sovereign Bonds	0.6
Taxable Municipal Bonds	1.6
U.S. Government and Agency Obligations	8.6
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
9

Wellington Fund
Financial Statements
Schedule of Investments
As of November 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (65.1%)
Communication Services (5.6%)
*	Alphabet Inc. Class A	29,822,305	3,952,350
*	Meta Platforms Inc. Class A	5,801,950	1,898,108
			5,850,458
Consumer Discretionary (6.8%)
*	Amazon.com Inc.	19,077,420	2,787,020
	McDonald's Corp.	3,383,206	953,523
	Home Depot Inc.	2,992,407	938,090
	TJX Cos. Inc.	8,603,005	758,011
	Starbucks Corp.	4,806,393	477,275
	Lennar Corp. Class A	3,031,327	387,767
	DR Horton Inc.	2,409,527	307,624
*	Coupang Inc. Class A	16,703,766	255,233
*	Airbnb Inc. Class A	1,991,584	251,617
			7,116,160
Consumer Staples (3.7%)
	Procter & Gamble Co.	10,249,438	1,573,494
	Sysco Corp.	13,768,206	993,651
	Pernod Ricard SA	4,164,889	719,528
	Unilever plc	13,306,043	634,788
			3,921,461
Energy (4.5%)
	Shell plc	44,633,929	1,469,652
	ConocoPhillips	9,314,966	1,076,531
	EQT Corp.	11,054,914	441,754
	Diamondback Energy Inc.	2,705,793	417,801
	Cenovus Energy Inc.	22,657,743	402,402
	EOG Resources Inc.	2,969,296	365,431
	Coterra Energy Inc.	8,127,108	213,337
[1]	Chesapeake Energy Corp.	1,923,616	154,486
	Exxon Mobil Corp.	1,454,073	149,391
			4,690,785
Financials (8.3%)
	Progressive Corp.	11,244,375	1,844,415
	JPMorgan Chase & Co.	8,551,950	1,334,788
	S&P Global Inc.	2,395,982	996,321
	Morgan Stanley	11,193,175	888,067
	BlackRock Inc.	1,162,080	872,989
	Intercontinental Exchange Inc.	7,317,812	833,060
	Global Payments Inc.	3,157,703	367,683
	Visa Inc. Class A	1,351,720	346,959
10

Wellington Fund
		Shares	Market Value• ($000)
	Mastercard Inc. Class A	812,993	336,441
	American Express Co.	1,942,210	331,671
	Everest Group Ltd.	757,948	311,176
	Goldman Sachs Group Inc.	673,376	229,985
			8,693,555
Health Care (10.3%)
	UnitedHealth Group Inc.	3,176,724	1,756,633
	Danaher Corp.	5,246,678	1,171,636
	AstraZeneca plc ADR	16,820,390	1,086,429
	Pfizer Inc.	35,129,955	1,070,410
	Humana Inc.	2,129,900	1,032,703
	HCA Healthcare Inc.	4,086,127	1,023,493
	Merck & Co. Inc.	8,915,751	913,686
	Novartis AG (Registered)	9,064,508	884,771
	Becton Dickinson & Co.	3,238,124	764,780
	Elevance Health Inc.	1,528,996	733,138
	Daiichi Sankyo Co. Ltd.	11,967,885	324,296
			10,761,975
Industrials (5.5%)
	Honeywell International Inc.	5,260,283	1,030,595
*	Uber Technologies Inc.	17,716,431	998,852
	Parker-Hannifin Corp.	1,535,120	664,983
	Fortive Corp.	9,614,244	663,191
	Illinois Tool Works Inc.	2,457,232	595,166
	Johnson Controls International plc	9,123,140	481,702
	RTX Corp.	5,651,590	460,492
	Deere & Co.	1,253,555	456,808
	Northrop Grumman Corp.	833,254	395,929
			5,747,718
Information Technology (15.6%)
	Microsoft Corp.	15,179,591	5,751,699
	Apple Inc.	17,900,298	3,400,162
	Intel Corp.	22,993,447	1,027,807
	Texas Instruments Inc.	6,248,110	954,149
	Broadcom Inc.	945,971	875,714
*	Salesforce Inc.	3,229,613	813,539
	KLA Corp.	1,479,898	805,982
*	Advanced Micro Devices Inc.	6,507,452	788,443
	Accenture plc Class A	1,931,925	643,601
	Oracle Corp.	5,444,677	632,726
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,910,069	477,799
	CDW Corp.	634,908	133,889
			16,305,510
Materials (1.8%)
	Glencore plc	165,712,973	927,031
	Barrick Gold Corp.	32,022,294	563,272
	Anglo American plc	14,875,218	402,567
			1,892,870
Real Estate (0.9%)
	Welltower Inc.	7,326,283	652,772
	VICI Properties Inc. Class A	10,490,749	313,568
			966,340
Utilities (2.1%)
	Duke Energy Corp.	10,710,937	988,405
11

Wellington Fund
				Shares	Market Value• ($000)
	Exelon Corp.			24,834,902	956,392
	American Electric Power Co. Inc.			3,914,516	311,400
					2,256,197
Total Common Stocks (Cost $43,522,459)					68,203,029
		Coupon	Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (8.5%)
U.S. Government Securities (7.1%)
	United States Treasury Note/Bond	4.125%	1/31/25	50,000	49,445
	United States Treasury Note/Bond	4.625%	2/28/25	27,000	26,857
	United States Treasury Note/Bond	1.750%	3/15/25	253,740	243,392
	United States Treasury Note/Bond	3.875%	3/31/25	175,000	172,430
[2]	United States Treasury Note/Bond	2.625%	4/15/25	266,680	258,346
	United States Treasury Note/Bond	0.250%	5/31/25	511,720	477,339
	United States Treasury Note/Bond	4.250%	5/31/25	145,000	143,595
	United States Treasury Note/Bond	4.625%	6/30/25	165,000	164,355
	United States Treasury Note/Bond	0.250%	7/31/25	145,975	135,323
	United States Treasury Note/Bond	4.750%	7/31/25	140,000	139,759
	United States Treasury Note/Bond	2.000%	8/15/25	61,860	59,009
	United States Treasury Note/Bond	3.125%	8/15/25	248,870	241,948
	United States Treasury Note/Bond	0.250%	8/31/25	125,010	115,517
	United States Treasury Note/Bond	5.000%	8/31/25	155,000	155,460
	United States Treasury Note/Bond	3.500%	9/15/25	5,480	5,358
	United States Treasury Note/Bond	5.000%	9/30/25	294,334	295,392
	United States Treasury Note/Bond	0.375%	11/30/25	78,000	71,614
	United States Treasury Note/Bond	4.000%	12/15/25	65,000	64,127
	United States Treasury Note/Bond	0.375%	1/31/26	626,325	571,717
	United States Treasury Note/Bond	4.000%	2/15/26	120,000	118,388
	United States Treasury Note/Bond	1.625%	5/15/26	31,710	29,565
	United States Treasury Note/Bond	4.500%	7/15/26	2,120	2,118
	United States Treasury Note/Bond	4.375%	8/15/26	218,280	217,496
	United States Treasury Note/Bond	0.750%	8/31/26	120,380	108,831
	United States Treasury Note/Bond	4.625%	10/15/26	105,000	105,394
	United States Treasury Note/Bond	2.000%	11/15/26	17,430	16,251
	United States Treasury Note/Bond	4.625%	11/15/26	190,000	190,831
	United States Treasury Note/Bond	2.500%	3/31/27	231,318	217,728
	United States Treasury Note/Bond	2.750%	4/30/27	136,291	129,114
	United States Treasury Note/Bond	2.750%	7/31/27	229,865	217,079
	United States Treasury Note/Bond	3.125%	8/31/27	50,631	48,416
	United States Treasury Note/Bond	4.125%	9/30/27	35,000	34,672
	United States Treasury Note/Bond	4.125%	10/31/27	182,750	181,065
	United States Treasury Note/Bond	2.250%	11/15/27	24,532	22,658
	United States Treasury Note/Bond	3.875%	11/30/27	67,100	65,873
	United States Treasury Note/Bond	3.875%	12/31/27	40,552	39,811
	United States Treasury Note/Bond	4.000%	2/29/28	78,955	77,869
	United States Treasury Note/Bond	3.625%	5/31/28	12,367	12,015
	United States Treasury Note/Bond	4.000%	6/30/28	19,527	19,262
	United States Treasury Note/Bond	4.125%	7/31/28	208,959	207,229
	United States Treasury Note/Bond	4.375%	8/31/28	253,420	254,132
	United States Treasury Note/Bond	4.625%	9/30/28	186,993	189,447
	United States Treasury Note/Bond	3.875%	9/30/29	4,297	4,187
	United States Treasury Note/Bond	4.000%	10/31/29	15,799	15,495
	United States Treasury Note/Bond	3.500%	4/30/30	8,526	8,114
	United States Treasury Note/Bond	3.750%	5/31/30	21,836	21,075
12

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	4.000%	7/31/30	20,804	20,362
	United States Treasury Note/Bond	4.875%	10/31/30	4,088	4,212
	United States Treasury Note/Bond	4.375%	11/30/30	9,420	9,429
	United States Treasury Note/Bond	3.875%	8/15/33	9,833	9,461
	United States Treasury Note/Bond	1.750%	8/15/41	12,610	8,112
	United States Treasury Note/Bond	2.000%	11/15/41	367,375	245,969
	United States Treasury Note/Bond	2.375%	2/15/42	8,898	6,337
	United States Treasury Note/Bond	3.250%	5/15/42	20,950	17,146
	United States Treasury Note/Bond	3.375%	8/15/42	198,343	164,997
	United States Treasury Note/Bond	4.000%	11/15/42	140,357	127,615
	United States Treasury Note/Bond	3.875%	2/15/43	188,834	168,476
	United States Treasury Note/Bond	3.875%	5/15/43	178,026	158,693
	United States Treasury Note/Bond	4.375%	8/15/43	149,291	142,737
	United States Treasury Note/Bond	3.000%	8/15/52	109	82
	United States Treasury Note/Bond	4.000%	11/15/52	13,049	11,928
	United States Treasury Note/Bond	3.625%	2/15/53	53,831	45,933
	United States Treasury Note/Bond	3.625%	5/15/53	245,310	209,472
	United States Treasury Note/Bond	4.125%	8/15/53	107,544	100,604
					7,396,663
Conventional Mortgage-Backed Securities (1.2%)
[3,4]	Fannie Mae Pool	1.770%	1/1/36	19,696	14,733
[3]	Ginnie Mae I Pool	7.000%	11/15/32–11/15/33	714	731
[3,4]	UMBS Pool	2.000%	4/1/36–3/1/37	182,737	160,494
[3,4]	UMBS Pool	2.500%	9/1/27–4/1/38	23,463	20,732
[3,4]	UMBS Pool	3.000%	3/1/33–11/1/46	26,061	24,706
[3,4]	UMBS Pool	3.500%	11/1/45–6/1/46	49	44
[3,4]	UMBS Pool	4.000%	3/1/46–8/1/51	39,485	36,822
[3,4,5]	UMBS Pool	4.500%	7/1/48–12/25/53	407,134	382,640
[3,4]	UMBS Pool	5.000%	8/1/43–5/1/53	610,211	589,613
[3,4]	UMBS Pool	5.500%	3/1/53–9/1/53	88,254	87,215
					1,317,730
Nonconventional Mortgage-Backed Securities (0.2%)
[3,4]	Fannie Mae REMICS	1.500%	8/25/41–11/25/42	3,233	2,931
[3,4]	Fannie Mae REMICS	1.700%	6/25/43	926	886
[3,4]	Fannie Mae REMICS	2.000%	6/25/44	140	137
[3,4]	Fannie Mae REMICS	2.500%	8/25/46	11,059	8,450
[3,4]	Fannie Mae REMICS	3.000%	12/25/39–9/25/57	39,474	34,454
[3,4]	Fannie Mae REMICS	3.500%	4/25/31–11/25/57	56,627	52,441
[3,4]	Fannie Mae REMICS	4.000%	7/25/53	1,978	1,914
[3,4]	Freddie Mac REMICS	1.500%	10/15/42	4,939	4,301
[3,4]	Freddie Mac REMICS	3.000%	6/15/44–7/15/45	8,765	7,405
[3,4]	Freddie Mac REMICS	3.500%	3/15/31–12/15/46	12,933	11,431
[3,4]	Freddie Mac REMICS	4.000%	12/15/30–2/15/31	3,864	3,733
[3]	Ginnie Mae REMICS	2.500%	10/20/49	71,273	60,788
					188,871
Total U.S. Government and Agency Obligations (Cost $9,310,025)					8,903,264
Asset-Backed/Commercial Mortgage-Backed Securities (1.0%)
[3,6]	Aaset Trust Series 2019-1	3.844%	5/15/39	4,478	3,381
[3,6]	Affirm Asset Securitization Trust Series 2021-Z1	1.070%	8/15/25	1,760	1,732
[3,6]	Affirm Asset Securitization Trust Series 2021-Z2	1.170%	11/16/26	3,447	3,382
[3,6]	Aligned Data Centers Issuer LLC Series 2021-1A	1.937%	8/15/46	60,180	53,099
[3]	American Express Credit Account Master Trust Series 2023-4	5.150%	9/15/30	43,970	44,358
13

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6]	American Tower Trust #1	5.490%	3/15/28	66,310	66,384
[3,6]	Angel Oak Mortgage Trust Series 2019-5	2.593%	10/25/49	1,349	1,292
[3,6]	Angel Oak Mortgage Trust Series 2019-6	2.620%	11/25/59	3,305	3,172
[3,6]	Angel Oak Mortgage Trust Series 2021-6	1.458%	9/25/66	21,911	16,976
[3,6,7]	BX Commercial Mortgage Trust Series 2021-VOLT, TSFR1M + 0.814%	6.137%	9/15/36	25,090	24,337
[3,6,7]	BX Trust Series 2021-ARIA, TSFR1M + 1.014%	6.337%	10/15/36	14,785	14,357
[3,6]	Castlelake Aircraft Structured Trust Series 2019-1A	3.967%	4/15/39	18,256	15,975
[3,6]	CF Hippolyta Issuer LLC Series 2020-1	1.690%	7/15/60	5,132	4,697
[3,6]	CF Hippolyta Issuer LLC Series 2021-1A	1.530%	3/15/61	36,873	32,662
[3,6]	CF Hippolyta Issuer LLC Series 2022-1A	5.970%	8/15/62	3,603	3,522
[3,6]	DB Master Finance LLC Series 2019-1A	4.021%	5/20/49	13,640	12,983
[3,6]	Domino's Pizza Master Issuer LLC Series 2021-1A	2.662%	4/25/51	13,411	11,527
[3,6]	Domino's Pizza Master Issuer LLC Series 2021-1A	3.151%	4/25/51	23,556	19,531
[3,6]	Enterprise Fleet Financing LLC Series 2023-3	6.400%	3/20/30	47,500	47,930
[3,4,7]	Fannie Mae Connecticut Avenue Securities Series 2016-C03, SOFR30A + 6.014%	11.343%	10/25/28	1,897	2,020
[3,6]	FirstKey Homes Trust Series 2021-SFR1	1.538%	8/17/38	64,087	56,852
[3,4]	Freddie Mac Multifamily Structured Pass-Through Certificates Series K156	4.430%	2/25/33	28,605	27,426
[3,4,5]	Freddie Mac Multifamily Structured Pass-Through Certificates Series K511	4.860%	10/25/28	40,745	40,632
[3,4]	Freddie Mac Multifamily Structured Pass-Through Certificates Series K-1512	3.059%	4/25/34	6,000	4,983
[3,4]	Freddie Mac Multifamily Structured Pass-Through Certificates Series K-1513	2.797%	8/25/34	7,500	6,048
[3,4]	Freddie Mac Multifamily Structured Pass-Through Certificates Series K-1521	2.184%	8/25/36	17,705	12,900
[3]	GM Financial Consumer Automobile Receivables Trust Series 2023-2	4.470%	2/16/28	9,420	9,275
[3,6]	GM Financial Revolving Receivables Trust Series 2023-2	5.770%	8/11/36	21,405	21,885
[3,6]	Home Partners of America Trust Series 2021-2	1.901%	12/17/26	32,770	28,975
[3,6]	Horizon Aircraft Finance II Ltd. Series 2019-1	3.721%	7/15/39	8,096	7,033
[3,6]	Horizon Aircraft Finance III Ltd. Series 2019-2	3.425%	11/15/39	9,658	7,567
[3,6,7]	Life Mortgage Trust Series 2021-BMR, TSFR1M + 0.814%	6.137%	3/15/38	9,146	8,918
[3,6]	MACH 1 Cayman Ltd. Series 2019-1	3.474%	10/15/39	8,233	7,098
[3,6]	MAPS Ltd. Series 2019-1A	4.458%	3/15/44	2,469	2,215
[3,6]	New Economy Assets Phase 1 Sponsor LLC Series 2021-1	1.910%	10/20/61	125,560	108,826
[3,6]	New Economy Assets Phase 1 Sponsor LLC Series 2021-1	2.410%	10/20/61	10,325	8,808
[3,6]	OneMain Direct Auto Receivables Trust Series 2021-1A	0.870%	7/14/28	28,353	27,120
[3,6]	Retained Vantage Data Centers Issuer LLC Series 2023-1A	5.000%	9/15/48	58,946	54,137
[3]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	22,177	20,429
[3,6]	SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE	4.144%	1/5/43	27,300	18,730
[3,6]	SoFi Professional Loan Program Trust Series 2021-B	1.140%	2/15/47	13,718	11,340
[3,6]	Start II Ltd. Series 2019-1	4.089%	3/15/44	9,072	7,959
14

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6]	Taco Bell Funding LLC Series 2021-1A	1.946%	8/25/51	19,129	16,908
[3,6]	Taco Bell Funding LLC Series 2021-1A	2.294%	8/25/51	35,385	29,416
[3,6]	Vantage Data Centers Issuer LLC Series 2019-1A	3.188%	7/15/44	10,461	10,233
[3,6]	Vantage Data Centers Issuer LLC Series 2020-1A	1.645%	9/15/45	29,505	26,958
[3,6]	Vantage Data Centers Issuer LLC Series 2021-1A	2.165%	10/15/46	48,430	42,841
[3,6]	Wheels Fleet Lease Funding LLC Series 2023-1A	5.800%	4/18/38	34,995	34,902
[3,6]	Wheels Fleet Lease Funding LLC Series 2023-2A	6.460%	8/18/38	25,780	26,069
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,164,606)					1,069,800
Corporate Bonds (21.9%)
Communications (1.1%)
	America Movil SAB de CV	3.625%	4/22/29	26,990	24,801
	America Movil SAB de CV	6.125%	3/30/40	7,380	7,609
	AT&T Inc.	4.300%	12/15/42	35,590	29,108
	AT&T Inc.	3.650%	6/1/51	8,341	5,808
	Charter Communications Operating LLC	3.500%	3/1/42	29,050	19,152
	Charter Communications Operating LLC	6.484%	10/23/45	24,277	22,515
	Charter Communications Operating LLC	5.375%	5/1/47	8,253	6,670
	Comcast Corp.	3.400%	4/1/30	4,940	4,504
	Comcast Corp.	4.250%	1/15/33	42,890	39,987
	Comcast Corp.	4.200%	8/15/34	30,890	28,217
	Comcast Corp.	5.650%	6/15/35	4,725	4,850
	Comcast Corp.	4.400%	8/15/35	32,325	29,683
	Comcast Corp.	6.500%	11/15/35	945	1,035
	Comcast Corp.	3.969%	11/1/47	8,452	6,630
	Comcast Corp.	4.000%	3/1/48	12,180	9,628
	Comcast Corp.	3.999%	11/1/49	23,162	18,133
	Comcast Corp.	2.887%	11/1/51	56,240	35,471
	Comcast Corp.	2.450%	8/15/52	13,355	7,716
	Comcast Corp.	4.049%	11/1/52	10,339	8,066
	Comcast Corp.	5.350%	5/15/53	48,000	46,380
	Comcast Corp.	2.937%	11/1/56	210,578	128,555
	Comcast Corp.	2.987%	11/1/63	91,251	54,244
[6]	Cox Communications Inc.	3.150%	8/15/24	2,503	2,455
[6]	Cox Communications Inc.	4.800%	2/1/35	30,000	26,905
	Discovery Communications LLC	4.125%	5/15/29	14,172	13,080
	Discovery Communications LLC	3.625%	5/15/30	20,000	17,666
	Discovery Communications LLC	5.300%	5/15/49	5,000	4,086
	Discovery Communications LLC	4.000%	9/15/55	29,815	19,684
	Meta Platforms Inc.	4.950%	5/15/33	49,450	49,176
	Meta Platforms Inc.	5.600%	5/15/53	30,075	30,592
	Meta Platforms Inc.	5.750%	5/15/63	15,440	15,714
	NBCUniversal Media LLC	4.450%	1/15/43	6,331	5,431
[6]	NTT Finance Corp.	1.162%	4/3/26	44,235	40,282
[6]	NTT Finance Corp.	2.065%	4/3/31	12,995	10,497
[6]	Ooredoo International Finance Ltd.	2.625%	4/8/31	23,430	19,704
	Orange SA	9.000%	3/1/31	20,280	24,518
[6]	Sprint Spectrum Co. LLC	4.738%	3/20/25	16,224	16,092
	Telefonica Emisiones SA	5.213%	3/8/47	19,100	16,354
	Telefonica Emisiones SA	5.520%	3/1/49	19,772	17,588
	T-Mobile USA Inc.	2.050%	2/15/28	29,985	26,375
	T-Mobile USA Inc.	3.875%	4/15/30	70,676	64,903
	T-Mobile USA Inc.	4.375%	4/15/40	15,735	13,448
	T-Mobile USA Inc.	3.000%	2/15/41	4,885	3,441
15

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	TWDC Enterprises 18 Corp.	4.375%	8/16/41	26,724	23,026
	Verizon Communications Inc.	4.329%	9/21/28	14,919	14,407
	Verizon Communications Inc.	2.355%	3/15/32	64,265	51,245
	Verizon Communications Inc.	4.812%	3/15/39	24,854	22,746
	Walt Disney Co.	2.650%	1/13/31	7,914	6,804
	Walt Disney Co.	3.500%	5/13/40	50,260	40,424
	Walt Disney Co.	4.750%	9/15/44	2,358	2,124
	Walt Disney Co.	4.750%	11/15/46	14,000	12,573
	Walt Disney Co.	2.750%	9/1/49	16,835	10,818
	Warnermedia Holdings Inc.	3.755%	3/15/27	9,767	9,215
	Warnermedia Holdings Inc.	4.054%	3/15/29	4,854	4,485
	Warnermedia Holdings Inc.	5.141%	3/15/52	9,709	7,759
					1,182,379
Consumer Discretionary (0.7%)
	Amazon.com Inc.	3.600%	4/13/32	84,875	78,083
	Amazon.com Inc.	4.800%	12/5/34	37,370	37,651
	Amazon.com Inc.	4.950%	12/5/44	22,605	22,193
	Amazon.com Inc.	3.950%	4/13/52	17,395	14,237
	Amazon.com Inc.	4.250%	8/22/57	37,717	32,304
[3]	American Honda Finance Corp.	2.000%	3/24/28	19,250	16,975
[6]	BMW US Capital LLC	1.250%	8/12/26	28,900	26,140
[3]	Brown University	2.924%	9/1/50	5,205	3,467
[3]	Duke University	2.832%	10/1/55	25,700	16,105
	General Motors Financial Co. Inc.	3.950%	4/13/24	57,810	57,344
[3]	Georgetown University	4.315%	4/1/49	5,405	4,500
[3]	Georgetown University	2.943%	4/1/50	9,430	6,034
	Georgetown University	5.115%	4/1/53	12,435	11,798
	Home Depot Inc.	3.900%	12/6/28	10,250	9,860
	Home Depot Inc.	2.700%	4/15/30	56	49
	Home Depot Inc.	3.250%	4/15/32	44,440	39,466
	Home Depot Inc.	4.500%	9/15/32	27,360	26,792
	Home Depot Inc.	3.300%	4/15/40	18,410	14,351
	Home Depot Inc.	4.400%	3/15/45	28,655	24,966
	Home Depot Inc.	4.250%	4/1/46	25,000	21,139
	Home Depot Inc.	4.500%	12/6/48	12,215	10,779
	Home Depot Inc.	3.125%	12/15/49	2,490	1,715
	Home Depot Inc.	2.375%	3/15/51	2,495	1,456
	Home Depot Inc.	2.750%	9/15/51	19,955	12,579
	Home Depot Inc.	3.625%	4/15/52	25,570	19,224
	Home Depot Inc.	4.950%	9/15/52	36,582	34,660
[6]	Hyundai Capital America	0.875%	6/14/24	49,225	47,918
[6]	Hyundai Capital America	1.650%	9/17/26	36,480	32,678
[3]	Johns Hopkins University	4.083%	7/1/53	7,805	6,314
[3]	Johns Hopkins University	2.813%	1/1/60	6,420	3,824
[3]	Leland Stanford Junior University	7.650%	6/15/26	29,000	30,407
	Lowe's Cos. Inc.	3.100%	5/3/27	8,700	8,193
	Lowe's Cos. Inc.	6.500%	3/15/29	13,301	14,115
	Lowe's Cos. Inc.	3.750%	4/1/32	7,464	6,680
	Lowe's Cos. Inc.	5.800%	9/15/62	8,253	7,967
[3]	Massachusetts Institute of Technology	2.989%	7/1/50	852	584
[3]	Massachusetts Institute of Technology	2.294%	7/1/51	945	548
	Massachusetts Institute of Technology	3.067%	4/1/52	405	280
[3]	McDonald's Corp.	4.875%	7/15/40	10,000	9,219
[3]	Northeastern University	2.894%	10/1/50	6,995	4,505
[3]	Northwestern University	2.640%	12/1/50	805	505
	President & Fellows of Harvard College	2.517%	10/15/50	1,028	642
	President & Fellows of Harvard College	3.745%	11/15/52	450	355
	Thomas Jefferson University	3.847%	11/1/57	23,125	15,991
16

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Trustees of Princeton University	2.516%	7/1/50	1,997	1,268
	Trustees of Princeton University	4.201%	3/1/52	2,157	1,845
[3]	Trustees of the University of Pennsylvania	2.396%	10/1/50	6,430	3,813
[3]	University of Chicago	2.761%	4/1/45	5,825	4,098
	University of Southern California	4.976%	10/1/53	22,830	21,679
[3]	Yale University	2.402%	4/15/50	361	217
					767,512
Consumer Staples (0.9%)
	Anheuser-Busch Cos. LLC	6.500%	1/1/28	19,550	20,511
[3]	Anheuser-Busch Cos. LLC	4.700%	2/1/36	35,700	34,024
[3]	Anheuser-Busch Cos. LLC	4.900%	2/1/46	32,546	30,116
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	17,598	15,928
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	41,163	38,923
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	30,829	27,413
	Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/59	10,479	10,952
	Anheuser-Busch InBev Worldwide Inc.	4.600%	6/1/60	12,237	10,533
	Archer-Daniels-Midland Co.	4.500%	3/15/49	35,045	30,613
	BAT Capital Corp.	6.343%	8/2/30	10,115	10,378
	BAT Capital Corp.	7.079%	8/2/43	11,335	11,535
[6]	Cargill Inc.	6.875%	5/1/28	19,355	20,395
[6]	Cargill Inc.	4.760%	11/23/45	28,190	24,976
[6]	CK Hutchison International 20 Ltd.	3.375%	5/8/50	22,015	15,512
[6]	Coca-Cola Europacific Partners plc	0.800%	5/3/24	32,165	31,417
[3]	Colgate-Palmolive Co.	7.600%	5/19/25	13,920	14,454
	Conagra Brands Inc.	4.600%	11/1/25	7,855	7,706
	Conagra Brands Inc.	1.375%	11/1/27	4,341	3,731
[6]	Danone SA	2.947%	11/2/26	30,550	28,773
	Diageo Capital plc	2.375%	10/24/29	20,000	17,382
	Diageo Capital plc	2.000%	4/29/30	5,830	4,853
	Diageo Capital plc	2.125%	4/29/32	1,845	1,466
	Diageo Capital plc	5.625%	10/5/33	34,450	35,601
	Hormel Foods Corp.	1.700%	6/3/28	8,125	7,147
	Kenvue Inc.	5.000%	3/22/30	33,325	33,466
	Kenvue Inc.	5.100%	3/22/43	15,025	14,646
	Kenvue Inc.	5.050%	3/22/53	16,335	15,618
	McCormick & Co. Inc.	2.500%	4/15/30	3,205	2,719
	Molson Coors Beverage Co.	3.000%	7/15/26	54,900	52,017
	Philip Morris International Inc.	3.375%	8/11/25	14,440	13,981
	Philip Morris International Inc.	5.125%	11/17/27	39,385	39,429
	Philip Morris International Inc.	5.625%	11/17/29	39,305	39,973
	Philip Morris International Inc.	5.125%	2/15/30	107,792	106,365
	Philip Morris International Inc.	5.750%	11/17/32	50,815	51,944
	Philip Morris International Inc.	5.375%	2/15/33	83,714	82,467
	Philip Morris International Inc.	4.875%	11/15/43	6,185	5,454
[6]	Sigma Alimentos SA de CV	4.125%	5/2/26	14,750	14,034
					926,452
Energy (1.1%)
[6]	Aker BP ASA	6.000%	6/13/33	17,570	17,587
	BP Capital Markets America Inc.	1.749%	8/10/30	12,780	10,479
	BP Capital Markets America Inc.	2.721%	1/12/32	42,755	36,088
	BP Capital Markets America Inc.	4.812%	2/13/33	38,275	37,173
	BP Capital Markets America Inc.	4.893%	9/11/33	39,975	39,033
	BP Capital Markets America Inc.	3.060%	6/17/41	20,000	14,626
	BP Capital Markets America Inc.	2.772%	11/10/50	11,870	7,442
	BP Capital Markets America Inc.	2.939%	6/4/51	30,385	19,661
	BP Capital Markets America Inc.	3.001%	3/17/52	61,366	40,050
	BP Capital Markets America Inc.	3.379%	2/8/61	12,750	8,516
17

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Cheniere Energy Partners LP	5.950%	6/30/33	23,000	22,837
[6]	Columbia Pipelines Operating Co. LLC	5.927%	8/15/30	11,830	11,884
[6]	Columbia Pipelines Operating Co. LLC	6.497%	8/15/43	39,861	40,386
[6]	Columbia Pipelines Operating Co. LLC	6.544%	11/15/53	8,253	8,422
[6]	Columbia Pipelines Operating Co. LLC	6.714%	8/15/63	8,253	8,533
	Eastern Gas Transmission & Storage Inc.	3.000%	11/15/29	19,580	17,059
[3]	Eastern Gas Transmission & Storage Inc.	4.800%	11/1/43	4,185	3,532
[3]	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	24,863	19,925
[6]	EIG Pearl Holdings Sarl	3.545%	8/31/36	21,220	17,700
[6]	EIG Pearl Holdings Sarl	4.387%	11/30/46	16,115	11,929
	Enbridge Inc.	6.000%	11/15/28	12,495	12,846
	Enbridge Inc.	6.200%	11/15/30	18,500	19,231
	Energy Transfer LP	5.250%	4/15/29	40,000	39,325
	Energy Transfer LP	6.550%	12/1/33	15,150	15,865
	Energy Transfer LP	5.350%	5/15/45	3,500	3,055
	Energy Transfer LP	5.300%	4/15/47	5,745	4,976
	Energy Transfer LP	5.400%	10/1/47	8,253	7,268
	Energy Transfer LP	5.000%	5/15/50	5,110	4,301
	Enterprise Products Operating LLC	5.100%	2/15/45	9,720	9,121
	Enterprise Products Operating LLC	3.700%	1/31/51	5,935	4,449
	Enterprise Products Operating LLC	3.300%	2/15/53	15,000	10,482
	Exxon Mobil Corp.	3.043%	3/1/26	8,115	7,808
	Exxon Mobil Corp.	2.275%	8/16/26	36,735	34,540
	Exxon Mobil Corp.	2.440%	8/16/29	17,771	15,701
	Exxon Mobil Corp.	2.610%	10/15/30	35,925	31,308
	Exxon Mobil Corp.	4.114%	3/1/46	12,060	10,180
[6]	Galaxy Pipeline Assets Bidco Ltd.	2.160%	3/31/34	43,699	36,999
[6]	Galaxy Pipeline Assets Bidco Ltd.	2.940%	9/30/40	41,504	32,681
[6]	Greensaif Pipelines Bidco Sarl	6.129%	2/23/38	8,839	8,837
[6]	Greensaif Pipelines Bidco Sarl	6.510%	2/23/42	26,755	26,827
	Occidental Petroleum Corp.	6.450%	9/15/36	8,253	8,466
	Occidental Petroleum Corp.	6.200%	3/15/40	2,913	2,866
	Occidental Petroleum Corp.	6.600%	3/15/46	9,250	9,477
	ONEOK Inc.	5.650%	11/1/28	10,995	11,076
[6]	Schlumberger Holdings Corp.	3.900%	5/17/28	31,025	29,468
	Schlumberger Investment SA	3.650%	12/1/23	44,520	44,520
	Shell International Finance BV	3.250%	5/11/25	11,051	10,764
	Shell International Finance BV	4.125%	5/11/35	43,465	39,829
	Shell International Finance BV	5.500%	3/25/40	12,990	13,206
	Shell International Finance BV	2.875%	11/26/41	15,000	10,729
	Shell International Finance BV	4.375%	5/11/45	96,700	83,726
	Shell International Finance BV	4.000%	5/10/46	10,000	8,149
	Shell International Finance BV	3.000%	11/26/51	52,435	34,864
	Suncor Energy Inc.	5.950%	12/1/34	20,700	20,642
	Targa Resources Corp.	6.150%	3/1/29	29,070	29,712
	TransCanada PipeLines Ltd.	4.875%	1/15/26	47,256	46,633
	TransCanada PipeLines Ltd.	4.100%	4/15/30	7,125	6,564
					1,139,353
Financials (10.0%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	23,122
	AerCap Ireland Capital DAC	3.000%	10/29/28	15,230	13,433
	AerCap Ireland Capital DAC	3.300%	1/30/32	3,550	2,944
	AerCap Ireland Capital DAC	3.400%	10/29/33	9,080	7,353
[6]	AIA Group Ltd.	3.600%	4/9/29	50,475	46,699
[6]	AIA Group Ltd.	3.375%	4/7/30	12,460	11,148
	Allstate Corp.	5.250%	3/30/33	17,545	17,291
	Allstate Corp.	5.550%	5/9/35	6,611	6,579
	Allstate Corp.	3.850%	8/10/49	4,741	3,517
18

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Express Co.	6.489%	10/30/31	10,570	11,129
	American Express Co.	5.043%	5/1/34	66,555	64,163
	American International Group Inc.	6.250%	5/1/36	7,775	7,935
	American International Group Inc.	4.800%	7/10/45	10,680	9,227
	American International Group Inc.	4.750%	4/1/48	21,995	19,088
	American International Group Inc.	4.375%	6/30/50	12,500	10,076
	Ameriprise Financial Inc.	5.700%	12/15/28	21,210	21,706
	Ameriprise Financial Inc.	4.500%	5/13/32	11,845	11,282
	Ameriprise Financial Inc.	5.150%	5/15/33	23,715	23,195
	Aon Corp.	2.850%	5/28/27	18,870	17,489
[6]	Athene Global Funding	1.000%	4/16/24	22,095	21,622
[6]	Athene Global Funding	1.985%	8/19/28	290	243
[6]	Athene Global Funding	2.717%	1/7/29	33,350	28,227
[6]	Australia & New Zealand Banking Group Ltd.	2.570%	11/25/35	22,135	17,078
[6]	Aviation Capital Group LLC	1.950%	9/20/26	14,298	12,681
	Banco Santander SA	1.849%	3/25/26	14,000	12,761
	Banco Santander SA	2.749%	12/3/30	11,800	9,238
	Banco Santander SA	2.958%	3/25/31	10,000	8,200
[3]	Bank of America Corp.	3.500%	4/19/26	10,000	9,619
[3]	Bank of America Corp.	3.559%	4/23/27	86,705	82,455
[3]	Bank of America Corp.	3.593%	7/21/28	47,950	44,771
[3]	Bank of America Corp.	3.419%	12/20/28	8,681	7,977
[3]	Bank of America Corp.	4.271%	7/23/29	74,365	70,228
[3]	Bank of America Corp.	3.974%	2/7/30	120,185	111,088
[3]	Bank of America Corp.	3.194%	7/23/30	35,285	31,010
[3]	Bank of America Corp.	2.496%	2/13/31	50,870	42,268
	Bank of America Corp.	2.572%	10/20/32	17,275	13,753
[3]	Bank of America Corp.	5.015%	7/22/33	10,085	9,583
	Bank of America Corp.	5.872%	9/15/34	51,655	51,828
	Bank of America Corp.	3.846%	3/8/37	40,872	34,506
[3]	Bank of America Corp.	5.875%	2/7/42	9,965	10,229
	Bank of America Corp.	3.311%	4/22/42	55,635	41,027
[3]	Bank of America Corp.	5.000%	1/21/44	39,433	36,641
[3]	Bank of America Corp.	3.946%	1/23/49	5,380	4,226
[3]	Bank of America Corp.	4.330%	3/15/50	66,970	55,563
	Bank of America Corp.	2.972%	7/21/52	65,950	43,268
	Bank of America NA	5.526%	8/18/26	72,681	73,267
[3]	Bank of New York Mellon Corp.	3.000%	2/24/25	27,990	27,149
[3]	Bank of New York Mellon Corp.	5.148%	5/22/26	17,665	17,547
[3]	Bank of New York Mellon Corp.	5.834%	10/25/33	18,540	18,887
	Bank of New York Mellon Corp.	4.706%	2/1/34	14,535	13,622
[3]	Bank of New York Mellon Corp.	4.967%	4/26/34	36,300	34,529
	Bank of Nova Scotia	2.700%	8/3/26	63,160	59,002
[5]	Bank of Nova Scotia	5.350%	12/7/26	58,000	57,872
	Bank of Nova Scotia	1.950%	2/2/27	12,470	11,282
[6]	Banque Federative du Credit Mutuel SA	1.604%	10/4/26	34,305	30,823
[3]	Barclays plc	3.932%	5/7/25	55,605	55,050
[3]	Barclays plc	2.852%	5/7/26	9,975	9,507
	Barclays plc	2.279%	11/24/27	14,930	13,400
	Barclays plc	2.667%	3/10/32	40,502	31,945
	Barclays plc	3.330%	11/24/42	37,170	25,659
	Berkshire Hathaway Finance Corp.	2.875%	3/15/32	4,750	4,111
	BlackRock Inc.	2.100%	2/25/32	24,849	19,937
	BlackRock Inc.	4.750%	5/25/33	68,215	66,366
[6]	Blackstone Holdings Finance Co. LLC	2.550%	3/30/32	22,680	17,795
[6]	BNP Paribas SA	2.819%	11/19/25	45,685	44,268
[6]	BNP Paribas SA	1.323%	1/13/27	18,995	17,267
19

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	BNP Paribas SA	3.500%	11/16/27	69,325	64,276
[6]	BNP Paribas SA	2.591%	1/20/28	35,220	31,965
[6]	BNP Paribas SA	5.335%	6/12/29	36,955	36,565
[6]	BNP Paribas SA	2.159%	9/15/29	27,497	23,278
[6]	BNP Paribas SA	2.871%	4/19/32	26,985	21,900
[5,6]	BNP Paribas SA	5.894%	12/5/34	65,455	65,680
	BPCE SA	4.000%	4/15/24	30,615	30,411
[6]	BPCE SA	5.150%	7/21/24	43,790	43,341
[6]	BPCE SA	5.029%	1/15/25	71,930	71,212
[6]	BPCE SA	2.045%	10/19/27	25,245	22,487
[6]	BPCE SA	3.500%	10/23/27	64,230	58,875
[6]	BPCE SA	2.700%	10/1/29	50,000	42,671
[6]	BPCE SA	6.714%	10/19/29	33,690	34,339
[6]	Brighthouse Financial Global Funding	1.000%	4/12/24	2,425	2,380
[6]	Brighthouse Financial Global Funding	1.750%	1/13/25	16,910	16,086
[6]	Brighthouse Financial Global Funding	1.550%	5/24/26	20,210	18,172
[6]	Brighthouse Financial Global Funding	2.000%	6/28/28	16,275	13,685
[6]	Canadian Imperial Bank of Commerce	1.150%	7/8/26	33,885	30,709
	Capital One Financial Corp.	3.750%	4/24/24	55,460	54,936
	Capital One Financial Corp.	3.200%	2/5/25	24,185	23,372
	Capital One Financial Corp.	7.149%	10/29/27	15,235	15,507
	Capital One Financial Corp.	6.312%	6/8/29	12,425	12,357
[3]	Capital One Financial Corp.	7.624%	10/30/31	9,709	10,156
	Capital One Financial Corp.	6.377%	6/8/34	27,523	26,805
	Charles Schwab Corp.	0.750%	3/18/24	30,130	29,688
	Charles Schwab Corp.	3.200%	3/2/27	19,665	18,393
	Charles Schwab Corp.	2.000%	3/20/28	27,375	23,666
	Charles Schwab Corp.	2.900%	3/3/32	50,765	41,522
	Charles Schwab Corp.	5.853%	5/19/34	18,370	18,132
	Charles Schwab Corp.	6.136%	8/24/34	21,620	21,676
	Chubb Corp.	6.000%	5/11/37	50,000	52,585
	Chubb INA Holdings Inc.	3.350%	5/15/24	22,345	22,104
	Chubb INA Holdings Inc.	4.350%	11/3/45	29,835	25,914
	Citigroup Inc.	0.981%	5/1/25	32,820	32,082
	Citigroup Inc.	1.462%	6/9/27	62,962	56,672
[3]	Citigroup Inc.	3.070%	2/24/28	65,000	60,273
	Citigroup Inc.	4.125%	7/25/28	14,550	13,617
[3]	Citigroup Inc.	3.520%	10/27/28	72,550	67,466
[3]	Citigroup Inc.	3.878%	1/24/39	37,030	30,271
	Citigroup Inc.	2.904%	11/3/42	19,370	13,220
[6]	CNO Global Funding	1.650%	1/6/25	8,725	8,279
[6]	CNO Global Funding	2.650%	1/6/29	12,585	10,590
[6]	Commonwealth Bank of Australia	5.071%	9/14/28	36,585	36,724
[6]	Commonwealth Bank of Australia	2.688%	3/11/31	74,015	58,384
[6]	Commonwealth Bank of Australia	3.784%	3/14/32	9,885	8,238
[6]	Cooperatieve Rabobank UA	1.106%	2/24/27	46,710	42,122
[6]	Cooperatieve Rabobank UA	4.655%	8/22/28	26,667	25,625
	Corebridge Financial Inc.	3.900%	4/5/32	25,012	21,934
[6]	Corebridge Financial Inc.	6.050%	9/15/33	5,070	5,131
	Corebridge Financial Inc.	4.350%	4/5/42	2,760	2,216
	Corebridge Financial Inc.	4.400%	4/5/52	27,235	21,229
[6]	Corebridge Global Funding	5.750%	7/2/26	17,660	17,639
[6]	Corebridge Global Funding	5.900%	9/19/28	8,525	8,622
[6]	Credit Agricole SA	3.250%	10/4/24	71,600	70,094
[6]	Credit Agricole SA	5.589%	7/5/26	40,520	40,680
[6]	Credit Agricole SA	6.316%	10/3/29	20,380	20,775
	Credit Suisse AG	7.500%	2/15/28	38,712	41,384
[6]	Danske Bank A/S	5.375%	1/12/24	28,240	28,208
20

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Danske Bank A/S	1.621%	9/11/26	28,990	26,722
[6]	Danske Bank A/S	6.259%	9/22/26	35,035	35,250
[6]	Danske Bank A/S	1.549%	9/10/27	55,460	49,299
	Deutsche Bank AG	6.720%	1/18/29	9,910	10,086
	Deutsche Bank AG	6.819%	11/20/29	32,875	33,487
[6]	DNB Bank ASA	1.535%	5/25/27	44,030	39,563
[6]	DNB Bank ASA	1.605%	3/30/28	45,870	40,106
[6]	Equitable Financial Life Global Funding	1.400%	7/7/25	10,395	9,687
[6]	Equitable Financial Life Global Funding	1.300%	7/12/26	26,755	23,810
[6]	Equitable Financial Life Global Funding	1.700%	11/12/26	12,440	11,036
[6]	Equitable Financial Life Global Funding	1.400%	8/27/27	18,220	15,556
[6]	Equitable Financial Life Global Funding	1.800%	3/8/28	28,220	24,111
[6]	Farmers Exchange Capital	7.050%	7/15/28	25,000	25,182
[6]	Federation des Caisses Desjardins du Quebec	5.147%	11/27/28	35,825	36,063
	Fifth Third Bancorp	4.055%	4/25/28	15,040	14,054
	Fifth Third Bancorp	4.337%	4/25/33	37,730	33,105
[6]	Five Corners Funding Trust II	2.850%	5/15/30	30,000	25,674
[6]	Five Corners Funding Trust III	5.791%	2/15/33	26,260	26,732
[6]	Five Corners Funding Trust IV	5.997%	2/15/53	47,972	48,818
[6]	GA Global Funding Trust	1.000%	4/8/24	21,750	21,295
	Goldman Sachs Group Inc.	3.500%	1/23/25	17,545	17,112
[3]	Goldman Sachs Group Inc.	3.272%	9/29/25	46,260	45,236
	Goldman Sachs Group Inc.	3.850%	1/26/27	17,980	17,267
	Goldman Sachs Group Inc.	1.431%	3/9/27	60,000	54,410
	Goldman Sachs Group Inc.	1.542%	9/10/27	97,685	87,070
[3]	Goldman Sachs Group Inc.	3.691%	6/5/28	20,055	18,830
[3]	Goldman Sachs Group Inc.	3.814%	4/23/29	23,795	22,117
[3]	Goldman Sachs Group Inc.	4.223%	5/1/29	67,740	63,979
	Goldman Sachs Group Inc.	3.800%	3/15/30	23,040	20,884
	Goldman Sachs Group Inc.	1.992%	1/27/32	30,600	23,727
	Goldman Sachs Group Inc.	2.615%	4/22/32	88,125	70,999
	Goldman Sachs Group Inc.	2.383%	7/21/32	94,160	74,188
	Goldman Sachs Group Inc.	2.650%	10/21/32	14,050	11,209
	Goldman Sachs Group Inc.	3.102%	2/24/33	31,457	25,952
	Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	46,257
	Goldman Sachs Group Inc.	6.250%	2/1/41	20,135	21,134
[3]	Goldman Sachs Group Inc.	4.800%	7/8/44	25,675	22,838
[6]	Guardian Life Global Funding	1.250%	5/13/26	6,735	6,120
	HSBC Holdings plc	0.976%	5/24/25	10,150	9,889
	HSBC Holdings plc	1.589%	5/24/27	25,850	23,288
	HSBC Holdings plc	5.887%	8/14/27	49,615	49,705
	HSBC Holdings plc	2.251%	11/22/27	74,610	67,512
[3]	HSBC Holdings plc	4.041%	3/13/28	21,805	20,642
	HSBC Holdings plc	7.390%	11/3/28	36,196	38,221
[3]	HSBC Holdings plc	4.583%	6/19/29	40,480	38,514
	HSBC Holdings plc	2.206%	8/17/29	53,960	45,826
[3]	HSBC Holdings plc	2.357%	8/18/31	54,320	43,504
	HSBC Holdings plc	2.804%	5/24/32	50,910	40,848
	HSBC Holdings plc	2.871%	11/22/32	52,995	42,228
	HSBC Holdings plc	5.402%	8/11/33	22,060	21,209
	HSBC Holdings plc	6.500%	5/2/36	22,500	22,657
	HSBC Holdings plc	6.100%	1/14/42	38,220	40,605
	Huntington National Bank	4.552%	5/17/28	11,240	10,634
	ING Groep NV	3.950%	3/29/27	44,565	42,322
	ING Groep NV	1.726%	4/1/27	16,075	14,608
	Intercontinental Exchange Inc.	4.350%	6/15/29	8,575	8,269
	Intercontinental Exchange Inc.	1.850%	9/15/32	26,030	19,882
21

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Intercontinental Exchange Inc.	4.600%	3/15/33	38,595	36,801
	Intercontinental Exchange Inc.	2.650%	9/15/40	5,860	4,081
	Intercontinental Exchange Inc.	3.000%	6/15/50	55,205	36,459
	Intercontinental Exchange Inc.	4.950%	6/15/52	74,200	68,602
[6]	JAB Holdings BV	2.200%	11/23/30	3,137	2,445
[6]	JAB Holdings BV	3.750%	5/28/51	19,275	12,250
[6]	JAB Holdings BV	4.500%	4/8/52	31,940	23,309
[6]	Jackson National Life Global Funding	1.750%	1/12/25	18,915	17,960
[6]	Jackson National Life Insurance Co.	8.150%	3/15/27	18,890	19,744
	JPMorgan Chase & Co.	3.900%	7/15/25	13,870	13,572
	JPMorgan Chase & Co.	2.069%	6/1/29	42,085	36,482
[3]	JPMorgan Chase & Co.	4.452%	12/5/29	64,735	61,946
[3]	JPMorgan Chase & Co.	3.702%	5/6/30	16,000	14,651
	JPMorgan Chase & Co.	2.580%	4/22/32	58,675	47,972
	JPMorgan Chase & Co.	4.586%	4/26/33	30,000	27,873
	JPMorgan Chase & Co.	4.912%	7/25/33	37,288	35,424
	JPMorgan Chase & Co.	5.350%	6/1/34	100,000	97,721
[3]	JPMorgan Chase & Co.	3.109%	4/22/41	19,440	14,227
	JPMorgan Chase & Co.	5.600%	7/15/41	96,000	97,139
	JPMorgan Chase & Co.	5.400%	1/6/42	18,035	17,886
	JPMorgan Chase & Co.	3.157%	4/22/42	50,000	36,558
	JPMorgan Chase & Co.	5.625%	8/16/43	16,100	15,991
	JPMorgan Chase & Co.	4.950%	6/1/45	15,000	13,600
[3]	JPMorgan Chase & Co.	3.964%	11/15/48	170,535	135,105
[3]	JPMorgan Chase & Co.	3.109%	4/22/51	19,885	13,331
[6]	KBC Group NV	5.796%	1/19/29	7,540	7,475
[6]	KBC Group NV	6.324%	9/21/34	28,255	28,420
[6]	Liberty Mutual Group Inc.	4.569%	2/1/29	14,170	13,594
[6]	Liberty Mutual Group Inc.	5.500%	6/15/52	26,870	23,515
[6]	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	32,620
[6]	LSEGA Financing plc	1.375%	4/6/26	56,790	51,702
[6]	LSEGA Financing plc	2.000%	4/6/28	24,615	21,362
[6]	LSEGA Financing plc	2.500%	4/6/31	50,408	41,670
	M&T Bank Corp.	7.413%	10/30/29	34,685	36,130
[6]	Macquarie Group Ltd.	1.935%	4/14/28	42,835	37,535
[6]	Macquarie Group Ltd.	2.871%	1/14/33	56,227	44,111
[3]	Manufacturers & Traders Trust Co.	2.900%	2/6/25	24,685	23,767
	Manufacturers & Traders Trust Co.	4.700%	1/27/28	81,471	76,556
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	23,405	22,785
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	10,915	9,916
	Marsh & McLennan Cos. Inc.	2.900%	12/15/51	20,255	12,655
	Marsh & McLennan Cos. Inc.	5.450%	3/15/53	7,835	7,650
[6]	Massachusetts Mutual Life Insurance Co.	3.200%	12/1/61	30,000	17,666
	MetLife Inc.	4.125%	8/13/42	15,565	12,789
	MetLife Inc.	4.875%	11/13/43	17,000	15,422
	MetLife Inc.	5.000%	7/15/52	15,634	14,274
[6]	Metropolitan Life Global Funding I	3.450%	12/18/26	23,660	22,420
[6]	Metropolitan Life Global Funding I	4.400%	6/30/27	9,910	9,550
[6]	Metropolitan Life Global Funding I	3.000%	9/19/27	21,455	19,712
[6]	Metropolitan Life Global Funding I	4.300%	8/25/29	15,345	14,521
[6]	Metropolitan Life Global Funding I	2.400%	1/11/32	53,825	42,880
[6]	Metropolitan Life Global Funding I	5.150%	3/28/33	16,475	16,078
	Mitsubishi UFJ Financial Group Inc.	5.017%	7/20/28	31,915	31,403
[3]	Morgan Stanley	3.875%	4/29/24	97,010	96,282
[3]	Morgan Stanley	3.700%	10/23/24	29,050	28,542
	Morgan Stanley	0.790%	5/30/25	42,545	41,347
[3]	Morgan Stanley	2.720%	7/22/25	53,860	52,737
[3]	Morgan Stanley	4.000%	7/23/25	29,455	28,798
22

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Morgan Stanley	2.630%	2/18/26	61,765	59,333
[3]	Morgan Stanley	3.125%	7/27/26	11,435	10,810
[3]	Morgan Stanley	6.250%	8/9/26	20,000	20,413
	Morgan Stanley	3.625%	1/20/27	60,000	57,306
[3]	Morgan Stanley	3.772%	1/24/29	56,905	53,091
[3]	Morgan Stanley	2.699%	1/22/31	74,290	62,756
[3]	Morgan Stanley	1.928%	4/28/32	50,000	38,442
[3]	Morgan Stanley	2.239%	7/21/32	81,175	63,524
[3]	Morgan Stanley	2.511%	10/20/32	36,580	29,033
	Morgan Stanley	2.943%	1/21/33	31,555	25,747
	Morgan Stanley	6.627%	11/1/34	21,815	23,120
	Morgan Stanley	2.484%	9/16/36	43,080	32,521
	Morgan Stanley	5.948%	1/19/38	25,160	24,411
	Morgan Stanley	4.300%	1/27/45	18,360	15,441
	Nasdaq Inc.	5.550%	2/15/34	17,880	17,879
	Nasdaq Inc.	3.950%	3/7/52	18,120	13,461
	Nasdaq Inc.	5.950%	8/15/53	6,285	6,339
	Nasdaq Inc.	6.100%	6/28/63	4,555	4,630
	National Australia Bank Ltd.	3.905%	6/9/27	33,500	32,205
[6]	National Australia Bank Ltd.	5.134%	11/28/28	51,330	51,666
[6]	National Australia Bank Ltd.	2.332%	8/21/30	75,550	59,300
[6]	National Australia Bank Ltd.	2.990%	5/21/31	62,492	50,026
[6]	National Australia Bank Ltd.	3.347%	1/12/37	38,825	30,402
[6]	National Securities Clearing Corp.	5.100%	11/21/27	52,090	52,267
[6]	Nationwide Financial Services Inc.	3.900%	11/30/49	48,905	35,630
[6]	Nationwide Mutual Insurance Co.	4.350%	4/30/50	41,675	30,668
	NatWest Group plc	1.642%	6/14/27	29,040	26,075
[6]	NatWest Markets plc	0.800%	8/12/24	22,050	21,297
[6]	NBK SPC Ltd.	1.625%	9/15/27	67,900	60,638
[6]	New York Life Insurance Co.	5.875%	5/15/33	55,395	56,829
[6]	New York Life Insurance Co.	3.750%	5/15/50	9,245	6,761
[6]	New York Life Insurance Co.	4.450%	5/15/69	15,270	11,915
[6]	Nordea Bank Abp	1.500%	9/30/26	65,800	58,936
[6]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	30,684	22,945
[6]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	9,324	6,311
[6]	Pacific Life Global Funding II	1.375%	4/14/26	27,085	24,725
[6]	Pacific LifeCorp	5.400%	9/15/52	18,030	16,734
[6]	Penske Truck Leasing Co. LP	3.450%	7/1/24	16,420	16,165
[6]	Penske Truck Leasing Co. LP	2.700%	11/1/24	10,220	9,914
[6]	Penske Truck Leasing Co. LP	3.950%	3/10/25	52,010	50,706
[6]	Penske Truck Leasing Co. LP	4.450%	1/29/26	16,450	15,924
[6]	Penske Truck Leasing Co. LP	5.875%	11/15/27	45,805	45,774
[6]	Penske Truck Leasing Co. LP	5.700%	2/1/28	41,755	41,468
[6]	Penske Truck Leasing Co. LP	6.050%	8/1/28	37,310	37,645
[6]	Penske Truck Leasing Co. LP	6.200%	6/15/30	7,282	7,387
[3]	PNC Bank NA	3.300%	10/30/24	18,195	17,804
[3]	PNC Bank NA	3.100%	10/25/27	41,975	38,443
[3]	PNC Bank NA	3.250%	1/22/28	60,465	55,575
[6]	Pricoa Global Funding I	5.100%	5/30/28	33,975	33,913
[6]	Principal Life Global Funding II	2.500%	9/16/29	25,000	21,267
	Progressive Corp.	4.950%	6/15/33	54,414	53,474
	Progressive Corp.	4.125%	4/15/47	9,955	8,134
[6]	Protective Life Global Funding	4.714%	7/6/27	18,335	17,898
	Prudential Financial Inc.	3.905%	12/7/47	7,767	5,922
[6]	RGA Global Funding	2.700%	1/18/29	14,330	12,384
[3]	Royal Bank of Canada	5.000%	2/1/33	49,000	47,214
[6]	Standard Chartered plc	1.214%	3/23/25	6,465	6,357
[6]	Standard Chartered plc	6.301%	1/9/29	32,130	32,276
23

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	State Street Corp.	4.821%	1/26/34	14,655	13,773
[6]	Sumitomo Mitsui Trust Bank Ltd.	0.850%	3/25/24	58,195	57,307
[6]	Svenska Handelsbanken AB	1.418%	6/11/27	62,395	55,784
[6]	Swedbank AB	6.136%	9/12/26	33,865	34,086
[6]	Teachers Insurance & Annuity Association of America	4.900%	9/15/44	32,380	28,758
[6]	Teachers Insurance & Annuity Association of America	4.270%	5/15/47	42,390	34,323
	Toronto-Dominion Bank	4.456%	6/8/32	13,271	12,333
[3]	Truist Financial Corp.	3.700%	6/5/25	49,000	47,588
[3]	Truist Financial Corp.	4.873%	1/26/29	34,945	33,512
	UBS AG	1.250%	6/1/26	36,125	32,767
	UBS AG	5.650%	9/11/28	52,280	52,850
	UBS Group AG	3.750%	3/26/25	28,568	27,715
[6]	UBS Group AG	2.593%	9/11/25	17,585	17,097
[6]	UBS Group AG	1.305%	2/2/27	14,940	13,486
[6]	UBS Group AG	1.494%	8/10/27	40,005	35,540
[6]	UBS Group AG	3.869%	1/12/29	10,980	10,117
[6]	UBS Group AG	2.095%	2/11/32	23,650	18,125
[6]	UBS Group AG	3.091%	5/14/32	59,185	48,240
[6]	UBS Group AG	2.746%	2/11/33	16,800	13,072
[6]	UBS Group AG	6.537%	8/12/33	18,290	18,666
[6]	UBS Group AG	9.016%	11/15/33	9,250	10,958
[6]	UBS Group AG	6.301%	9/22/34	30,805	31,071
[6]	UBS Group AG	3.179%	2/11/43	36,770	25,170
[6]	UniCredit SpA	1.982%	6/3/27	35,165	31,652
[6]	UniCredit SpA	3.127%	6/3/32	35,545	28,695
[3]	US Bancorp	3.700%	1/30/24	52,500	52,287
[3]	US Bancorp	2.677%	1/27/33	16,145	12,725
	US Bancorp	2.491%	11/3/36	20,116	14,889
[3]	Wells Fargo & Co.	3.550%	9/29/25	32,170	31,106
	Wells Fargo & Co.	3.000%	4/22/26	39,405	37,272
[3]	Wells Fargo & Co.	3.196%	6/17/27	60,555	57,080
[3]	Wells Fargo & Co.	3.526%	3/24/28	19,500	18,287
	Wells Fargo & Co.	6.303%	10/23/29	35,415	36,498
[3]	Wells Fargo & Co.	2.879%	10/30/30	15,000	12,906
[3]	Wells Fargo & Co.	2.572%	2/11/31	76,020	63,533
[3]	Wells Fargo & Co.	3.350%	3/2/33	7,970	6,674
[3]	Wells Fargo & Co.	4.897%	7/25/33	117,741	110,290
	Wells Fargo & Co.	5.389%	4/24/34	10,525	10,128
	Wells Fargo & Co.	5.606%	1/15/44	71,831	66,826
[3]	Wells Fargo & Co.	4.650%	11/4/44	10,315	8,504
[3]	Wells Fargo & Co.	4.900%	11/17/45	19,160	16,258
[3]	Wells Fargo & Co.	4.400%	6/14/46	73,300	57,115
[3]	Wells Fargo & Co.	4.750%	12/7/46	23,150	18,969
[3]	Wells Fargo & Co.	4.611%	4/25/53	84,025	70,389
					10,433,064
Health Care (2.0%)
	AbbVie Inc.	3.800%	3/15/25	15,725	15,423
[3]	AdventHealth Obligated Group	2.795%	11/15/51	30,030	18,663
[3]	Advocate Health & Hospitals Corp.	2.211%	6/15/30	7,210	5,984
[3]	Advocate Health & Hospitals Corp.	3.008%	6/15/50	8,980	5,948
[6]	Alcon Finance Corp.	2.750%	9/23/26	5,830	5,424
[6]	Alcon Finance Corp.	2.600%	5/27/30	5,665	4,744
[6]	Alcon Finance Corp.	5.375%	12/6/32	8,550	8,492
[6]	Alcon Finance Corp.	3.800%	9/23/49	6,025	4,478
[6]	Alcon Finance Corp.	5.750%	12/6/52	9,480	9,493
	Amgen Inc.	4.400%	5/1/45	4,734	3,929
24

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Amgen Inc.	4.200%	2/22/52	17,717	13,977
	Amgen Inc.	5.750%	3/2/63	13,585	13,310
[3]	Ascension Health	2.532%	11/15/29	22,515	19,611
[3]	Ascension Health	4.847%	11/15/53	23,970	21,728
	AstraZeneca plc	4.000%	1/17/29	44,555	43,016
	AstraZeneca plc	6.450%	9/15/37	23,385	26,071
	Banner Health	2.907%	1/1/42	29,965	20,524
[6]	Bayer US Finance LLC	3.375%	10/8/24	33,220	32,458
[6]	Bayer US Finance LLC	6.125%	11/21/26	11,190	11,219
[6]	Bayer US Finance LLC	6.250%	1/21/29	12,480	12,528
[6]	Bayer US Finance II LLC	4.250%	12/15/25	46,665	44,979
[3]	Beth Israel Lahey Health Inc.	3.080%	7/1/51	8,555	5,041
[3]	Bon Secours Mercy Health Inc.	4.302%	7/1/28	20,339	19,487
[3]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	17,085	15,254
[3]	Bon Secours Mercy Health Inc.	2.095%	6/1/31	11,305	8,992
	Bristol-Myers Squibb Co.	3.550%	3/15/42	63,155	49,096
	Bristol-Myers Squibb Co.	4.550%	2/20/48	5,703	4,946
	Bristol-Myers Squibb Co.	4.250%	10/26/49	4,235	3,505
[3]	Cedars-Sinai Health System	2.288%	8/15/31	43,795	35,113
[3]	Children's Hospital Corp.	2.585%	2/1/50	5,460	3,313
[3]	Cigna Group	3.250%	4/15/25	31,655	30,710
	Cigna Group	4.375%	10/15/28	18,600	17,957
	CommonSpirit Health	2.760%	10/1/24	29,395	28,582
	CommonSpirit Health	3.347%	10/1/29	36,655	32,464
	CommonSpirit Health	2.782%	10/1/30	21,827	18,192
[3]	CommonSpirit Health	4.350%	11/1/42	28,315	23,054
	CommonSpirit Health	3.910%	10/1/50	4,370	3,139
[3]	Cottage Health Obligated Group	3.304%	11/1/49	9,875	6,739
[6]	CSL Finance plc	4.250%	4/27/32	31,340	29,303
[6]	CSL Finance plc	4.750%	4/27/52	1,160	1,022
	CVS Health Corp.	1.750%	8/21/30	4,940	3,946
	CVS Health Corp.	4.875%	7/20/35	6,900	6,438
	Dignity Health	3.812%	11/1/24	20,780	20,344
	Elevance Health Inc.	3.650%	12/1/27	26,975	25,651
	Elevance Health Inc.	4.101%	3/1/28	8,486	8,186
	Elevance Health Inc.	2.550%	3/15/31	35,565	29,658
	Elevance Health Inc.	5.500%	10/15/32	17,525	17,695
	Elevance Health Inc.	4.650%	8/15/44	2,876	2,497
	Elevance Health Inc.	6.100%	10/15/52	4,640	4,911
	Eli Lilly & Co.	4.875%	2/27/53	8,710	8,456
	Eli Lilly & Co.	4.950%	2/27/63	7,570	7,285
	Gilead Sciences Inc.	3.500%	2/1/25	22,335	21,858
	Gilead Sciences Inc.	2.600%	10/1/40	45,247	31,229
	Gilead Sciences Inc.	4.500%	2/1/45	13,465	11,688
	Gilead Sciences Inc.	4.150%	3/1/47	14,930	12,246
	Gilead Sciences Inc.	2.800%	10/1/50	24,915	15,890
	Gilead Sciences Inc.	5.550%	10/15/53	10,730	10,832
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	46,736
	Humana Inc.	5.750%	12/1/28	2,245	2,290
	Humana Inc.	5.950%	3/15/34	21,760	22,401
[3]	Indiana University Health Inc. Obligated Group	2.852%	11/1/51	12,370	7,809
	Inova Health System Foundation	4.068%	5/15/52	20,740	16,726
	Kaiser Foundation Hospitals	3.150%	5/1/27	14,823	14,004
[3]	Kaiser Foundation Hospitals	2.810%	6/1/41	37,455	25,993
	Kaiser Foundation Hospitals	4.875%	4/1/42	14,250	13,028
[3]	Kaiser Foundation Hospitals	3.002%	6/1/51	36,720	23,657
[3]	Mass General Brigham Inc.	3.192%	7/1/49	12,361	8,391
25

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Mass General Brigham Inc.	3.342%	7/1/60	32,045	20,976
[3]	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	18,985	12,274
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	12,320	9,874
[3]	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	5,910	4,750
	Merck & Co. Inc.	3.400%	3/7/29	44,290	41,504
	Merck & Co. Inc.	4.150%	5/18/43	22,090	19,064
	Merck & Co. Inc.	4.000%	3/7/49	52,385	43,226
	Novartis Capital Corp.	4.400%	5/6/44	25,896	23,341
	OhioHealth Corp.	2.297%	11/15/31	26,665	21,535
	OhioHealth Corp.	2.834%	11/15/41	16,515	11,247
	Pfizer Inc.	3.450%	3/15/29	70,335	66,303
	Pfizer Inc.	1.700%	5/28/30	6,065	5,039
	Pfizer Inc.	4.100%	9/15/38	53,995	47,532
	Pfizer Investment Enterprises Pte. Ltd.	4.750%	5/19/33	33,645	32,716
	Pfizer Investment Enterprises Pte. Ltd.	5.110%	5/19/43	13,207	12,691
	Pfizer Investment Enterprises Pte. Ltd.	5.300%	5/19/53	32,270	31,481
[3]	Piedmont Healthcare Inc.	2.044%	1/1/32	8,825	6,904
[3]	Piedmont Healthcare Inc.	2.719%	1/1/42	8,830	5,887
	Piedmont Healthcare Inc.	2.864%	1/1/52	11,725	7,119
[3]	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	17,470	14,828
	Providence St. Joseph Health Obligated Group	5.403%	10/1/33	14,986	14,668
[3]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	11,805	8,726
[3]	Providence St. Joseph Health Obligated Group	2.700%	10/1/51	39,905	22,312
[6]	Roche Holdings Inc.	2.607%	12/13/51	8,330	5,172
	Royalty Pharma plc	3.550%	9/2/50	9,555	6,261
[3]	SSM Health Care Corp.	3.823%	6/1/27	34,910	33,368
[3]	Sutter Health	2.294%	8/15/30	18,345	15,077
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	26,687	22,094
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	18,255	13,168
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	8,965	7,797
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	19,335	15,660
	Toledo Hospital	5.750%	11/15/38	18,440	17,727
	UnitedHealth Group Inc.	3.100%	3/15/26	15,350	14,748
	UnitedHealth Group Inc.	3.850%	6/15/28	34,565	33,182
	UnitedHealth Group Inc.	2.000%	5/15/30	7,515	6,284
	UnitedHealth Group Inc.	2.300%	5/15/31	14,960	12,478
	UnitedHealth Group Inc.	4.200%	5/15/32	23,545	22,190
	UnitedHealth Group Inc.	4.625%	7/15/35	9,595	9,221
	UnitedHealth Group Inc.	3.500%	8/15/39	7,480	6,006
	UnitedHealth Group Inc.	2.750%	5/15/40	8,505	6,084
	UnitedHealth Group Inc.	3.050%	5/15/41	27,142	20,055
	UnitedHealth Group Inc.	4.250%	3/15/43	67,400	58,025
	UnitedHealth Group Inc.	4.750%	7/15/45	24,520	22,399
	UnitedHealth Group Inc.	4.200%	1/15/47	8,620	7,143
	UnitedHealth Group Inc.	3.750%	10/15/47	4,985	3,863
	UnitedHealth Group Inc.	4.250%	6/15/48	22,215	18,514
	UnitedHealth Group Inc.	4.450%	12/15/48	4,970	4,289
	UnitedHealth Group Inc.	3.700%	8/15/49	23,160	17,536
	UnitedHealth Group Inc.	2.900%	5/15/50	31,449	20,470
	UnitedHealth Group Inc.	3.250%	5/15/51	40,050	28,057
	UnitedHealth Group Inc.	4.750%	5/15/52	7,175	6,457
	UnitedHealth Group Inc.	5.875%	2/15/53	55,051	58,531
26

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	UnitedHealth Group Inc.	3.875%	8/15/59	19,125	14,335
	Wyeth LLC	5.950%	4/1/37	25,000	26,373
					2,134,314
Industrials (0.9%)
[6]	Ashtead Capital Inc.	2.450%	8/12/31	17,915	13,976
[6]	Ashtead Capital Inc.	5.550%	5/30/33	4,400	4,183
[6]	Ashtead Capital Inc.	5.950%	10/15/33	8,445	8,195
[6]	BAE Systems Holdings Inc.	3.850%	12/15/25	11,010	10,657
[6]	BAE Systems plc	3.400%	4/15/30	7,335	6,557
	Boeing Co.	1.433%	2/4/24	15,490	15,369
	Boeing Co.	2.700%	2/1/27	17,155	15,850
	Boeing Co.	3.625%	2/1/31	16,384	14,734
	Boeing Co.	8.625%	11/15/31	9,460	11,259
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	6,000	5,259
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	13,365	11,037
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	2,715	2,182
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	9,950	6,592
	Burlington Northern Santa Fe LLC	3.300%	9/15/51	20,000	13,979
	Burlington Northern Santa Fe LLC	2.875%	6/15/52	17,935	11,574
	Burlington Northern Santa Fe LLC	4.450%	1/15/53	2,609	2,254
	Canadian National Railway Co.	2.450%	5/1/50	6,870	4,123
	Canadian Pacific Railway Co.	4.950%	8/15/45	16,985	15,067
[6]	Carrier Global Corp.	5.900%	3/15/34	3,865	3,978
[6]	Carrier Global Corp.	6.200%	3/15/54	13,229	13,980
	CSX Corp.	3.350%	9/15/49	5,535	3,846
[6]	Daimler Truck Finance North America LLC	5.150%	1/16/26	14,600	14,506
[6]	Daimler Truck Finance North America LLC	3.650%	4/7/27	17,489	16,575
[6]	Daimler Truck Finance North America LLC	5.125%	1/19/28	4,630	4,568
	Deere & Co.	7.125%	3/3/31	17,500	19,830
	Eaton Corp.	4.150%	3/15/33	17,444	16,280
	Eaton Corp.	4.700%	8/23/52	5,205	4,731
[6]	ERAC USA Finance LLC	4.900%	5/1/33	45,854	43,890
[6]	ERAC USA Finance LLC	5.625%	3/15/42	21,787	21,237
[6]	ERAC USA Finance LLC	5.400%	5/1/53	27,091	26,036
	Honeywell International Inc.	4.250%	1/15/29	32,230	31,409
	Honeywell International Inc.	5.000%	2/15/33	77,308	77,603
	Honeywell International Inc.	4.500%	1/15/34	54,395	52,207
[3]	John Deere Capital Corp.	5.150%	9/8/33	42,582	42,963
	Lockheed Martin Corp.	1.850%	6/15/30	1,700	1,406
	Lockheed Martin Corp.	5.250%	1/15/33	42,925	43,812
	Lockheed Martin Corp.	4.500%	5/15/36	8,015	7,532
	Lockheed Martin Corp.	4.700%	5/15/46	14,370	13,167
	Lockheed Martin Corp.	5.700%	11/15/54	23,614	24,772
	Republic Services Inc.	4.875%	4/1/29	3,595	3,584
	RTX Corp.	4.125%	11/16/28	16,675	15,873
	RTX Corp.	4.450%	11/16/38	9,325	8,115
[6]	Siemens Financieringsmaatschappij NV	1.700%	3/11/28	20,360	17,846
[6]	Siemens Financieringsmaatschappij NV	2.150%	3/11/31	35,655	29,385
[6]	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	34,365	29,990
	Teledyne Technologies Inc.	2.250%	4/1/28	30,011	26,378
	Teledyne Technologies Inc.	2.750%	4/1/31	30,128	25,129
	Trane Technologies Financing Ltd.	5.250%	3/3/33	16,705	16,594
	Union Pacific Corp.	3.700%	3/1/29	17,470	16,602
	Union Pacific Corp.	2.800%	2/14/32	357	302
	Union Pacific Corp.	3.375%	2/14/42	17,635	13,461
	Union Pacific Corp.	3.250%	2/5/50	1,409	994
	Union Pacific Corp.	3.799%	10/1/51	24,211	18,763
	Union Pacific Corp.	3.500%	2/14/53	65,235	47,607
27

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Union Pacific Corp.	3.750%	2/5/70	13,510	9,463
[3]	United Airlines Pass-Through Trust Class B Series 2018-1	4.600%	3/1/26	4,181	3,880
					941,141
Materials (0.0%)
[6]	Glencore Funding LLC	6.375%	10/6/30	23,128	23,848
[6]	Glencore Funding LLC	2.625%	9/23/31	8,007	6,446
[6]	Glencore Funding LLC	5.700%	5/8/33	1,565	1,560
[6]	Glencore Funding LLC	6.500%	10/6/33	5,000	5,231
					37,085
Real Estate (0.5%)
	American Tower Corp.	5.000%	2/15/24	2,770	2,764
	American Tower Corp.	4.400%	2/15/26	7,315	7,143
	American Tower Corp.	3.800%	8/15/29	33,804	31,029
	American Tower Corp.	5.900%	11/15/33	8,253	8,394
	Boston Properties LP	3.800%	2/1/24	1,750	1,741
	Crown Castle Inc.	4.000%	11/15/49	7,282	5,317
	CubeSmart LP	2.250%	12/15/28	12,135	10,385
	CubeSmart LP	2.500%	2/15/32	7,767	6,109
	Extra Space Storage LP	5.500%	7/1/30	12,185	12,007
[5]	Extra Space Storage LP	5.900%	1/15/31	29,934	30,018
	Healthpeak OP LLC	2.125%	12/1/28	30,395	25,963
	Healthpeak OP LLC	3.000%	1/15/30	31,475	27,015
	Prologis LP	5.250%	6/15/53	20,000	18,875
	Public Storage Operating Co.	5.125%	1/15/29	6,100	6,146
	Public Storage Operating Co.	5.100%	8/1/33	6,160	6,054
	Public Storage Operating Co.	5.350%	8/1/53	3,400	3,272
	Realty Income Corp.	2.200%	6/15/28	24,400	21,299
	Realty Income Corp.	4.700%	12/15/28	27,200	26,505
	Realty Income Corp.	3.250%	1/15/31	12,940	11,230
	Realty Income Corp.	2.850%	12/15/32	25,860	20,986
	Realty Income Corp.	4.900%	7/15/33	26,434	25,133
[6]	SBA Tower Trust	2.836%	1/15/25	25,075	24,156
[6]	SBA Tower Trust	1.884%	1/15/26	8,960	8,217
[6]	SBA Tower Trust	1.631%	11/15/26	34,975	30,747
[6]	SBA Tower Trust	1.840%	4/15/27	54,190	47,119
[6]	SBA Tower Trust	2.593%	10/15/31	51,750	40,213
[6]	Scentre Group Trust 1	4.375%	5/28/30	19,110	17,660
	Simon Property Group LP	3.375%	10/1/24	10,055	9,844
	Simon Property Group LP	2.450%	9/13/29	19,865	16,997
					502,338
Technology (1.6%)
	Apple Inc.	3.250%	2/23/26	37,631	36,428
	Apple Inc.	2.450%	8/4/26	43,466	40,987
	Apple Inc.	3.350%	2/9/27	55,925	53,765
	Apple Inc.	3.200%	5/11/27	39,185	37,406
	Apple Inc.	2.900%	9/12/27	55,355	52,105
	Apple Inc.	3.850%	5/4/43	17,000	14,508
	Apple Inc.	4.450%	5/6/44	5,075	4,717
	Apple Inc.	3.850%	8/4/46	36,890	30,893
	Apple Inc.	2.650%	5/11/50	24,045	15,616
	Apple Inc.	2.650%	2/8/51	17,436	11,254
	Apple Inc.	4.850%	5/10/53	40,314	39,048
	Apple Inc.	2.550%	8/20/60	9,707	6,048
	Broadcom Corp.	3.875%	1/15/27	11,385	10,944
	Broadcom Inc.	4.110%	9/15/28	37,859	36,203
	Broadcom Inc.	4.150%	11/15/30	24,480	22,660
28

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Broadcom Inc.	2.600%	2/15/33	24,680	19,442
[6]	Broadcom Inc.	3.187%	11/15/36	9,709	7,416
	Cisco Systems Inc.	2.500%	9/20/26	15,676	14,781
	Intel Corp.	2.875%	5/11/24	29,395	29,033
	Intel Corp.	2.000%	8/12/31	3,635	2,976
	Intel Corp.	5.625%	2/10/43	38,241	38,896
	Intel Corp.	4.100%	5/19/46	45,545	37,312
	Intel Corp.	4.100%	5/11/47	21,904	17,785
	Intel Corp.	3.734%	12/8/47	8,096	6,217
	Intel Corp.	3.250%	11/15/49	19,400	13,415
	Intel Corp.	3.050%	8/12/51	19,202	12,684
	Intel Corp.	4.900%	8/5/52	75,206	68,757
	Intel Corp.	5.700%	2/10/53	27,140	27,606
	International Business Machines Corp.	3.300%	5/15/26	155,985	149,708
	International Business Machines Corp.	3.500%	5/15/29	103,700	96,613
	International Business Machines Corp.	5.875%	11/29/32	20,240	21,469
	Intuit Inc.	5.200%	9/15/33	48,900	49,279
	Intuit Inc.	5.500%	9/15/53	31,084	31,924
	Microsoft Corp.	3.125%	11/3/25	17,700	17,158
	Microsoft Corp.	3.500%	2/12/35	23,520	21,490
	Microsoft Corp.	3.450%	8/8/36	31,097	27,383
	Microsoft Corp.	2.525%	6/1/50	122,844	78,983
	Microsoft Corp.	2.921%	3/17/52	123,829	85,572
	Oracle Corp.	2.950%	11/15/24	79,830	77,751
	Oracle Corp.	1.650%	3/25/26	17,300	15,938
	Oracle Corp.	3.250%	11/15/27	48,711	45,426
	Oracle Corp.	4.500%	7/8/44	29,127	24,312
	Oracle Corp.	4.125%	5/15/45	25,243	19,696
	QUALCOMM Inc.	1.300%	5/20/28	27,474	23,772
	QUALCOMM Inc.	2.150%	5/20/30	29,475	25,138
	QUALCOMM Inc.	1.650%	5/20/32	41,155	32,177
	QUALCOMM Inc.	4.250%	5/20/32	6,420	6,160
	QUALCOMM Inc.	4.500%	5/20/52	16,672	14,444
	S&P Global Inc.	2.700%	3/1/29	7,631	6,885
	S&P Global Inc.	3.700%	3/1/52	41,670	31,879
[6]	UL Solutions Inc.	6.500%	10/20/28	12,800	13,139
					1,625,198
Utilities (3.1%)
[3]	AEP Texas Inc.	4.150%	5/1/49	5,065	3,803
[3]	AEP Texas Inc.	3.450%	1/15/50	16,810	11,257
[3]	AEP Transmission Co. LLC	4.500%	6/15/52	9,195	7,681
	Alabama Power Co.	5.700%	2/15/33	15,000	14,974
	Alabama Power Co.	6.000%	3/1/39	21,773	22,024
	Alabama Power Co.	3.750%	3/1/45	24,430	18,488
[3]	Alabama Power Co.	4.300%	7/15/48	28,015	22,410
	Ameren Illinois Co.	3.800%	5/15/28	22,215	21,190
	Ameren Illinois Co.	6.125%	12/15/28	54,000	54,220
	Ameren Illinois Co.	3.700%	12/1/47	5,045	3,828
	American Water Capital Corp.	2.950%	9/1/27	9,975	9,261
	American Water Capital Corp.	4.450%	6/1/32	22,115	21,052
	American Water Capital Corp.	3.750%	9/1/47	1,435	1,088
	American Water Capital Corp.	4.200%	9/1/48	30,403	24,675
	American Water Capital Corp.	4.150%	6/1/49	850	680
	American Water Capital Corp.	3.450%	5/1/50	2,280	1,617
	Arizona Public Service Co.	6.350%	12/15/32	6,080	6,364
	Arizona Public Service Co.	5.550%	8/1/33	8,253	8,182
	Arizona Public Service Co.	3.350%	5/15/50	11,220	7,399
	Baltimore Gas & Electric Co.	4.250%	9/15/48	5,000	4,006
29

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Baltimore Gas & Electric Co.	2.900%	6/15/50	6,549	4,125
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	41,185	42,421
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	830	841
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	10,715	9,826
	Berkshire Hathaway Energy Co.	4.250%	10/15/50	15,865	12,286
	Berkshire Hathaway Energy Co.	4.600%	5/1/53	59,082	48,228
[6]	Boston Gas Co.	3.150%	8/1/27	5,385	4,939
[6]	Boston Gas Co.	3.001%	8/1/29	5,970	5,228
[6]	Boston Gas Co.	3.757%	3/16/32	4,225	3,630
[6]	Brooklyn Union Gas Co.	3.407%	3/10/26	2,685	2,543
[6]	Brooklyn Union Gas Co.	4.273%	3/15/48	61,265	44,177
	CenterPoint Energy Resources Corp.	5.250%	3/1/28	35,850	36,052
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	8,068	7,727
	CenterPoint Energy Resources Corp.	5.400%	3/1/33	28,139	27,919
	Cleco Corporate Holdings LLC	3.375%	9/15/29	9,180	7,830
[3]	Cleco Securitization I LLC	4.646%	9/1/42	27,070	25,209
	Commonwealth Edison Co.	4.350%	11/15/45	13,610	11,201
	Commonwealth Edison Co.	3.650%	6/15/46	6,365	4,692
[3]	Commonwealth Edison Co.	3.750%	8/15/47	10,000	7,497
	Commonwealth Edison Co.	4.000%	3/1/48	13,787	10,834
[3]	Commonwealth Edison Co.	3.850%	3/15/52	6,380	4,789
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	36,735	30,533
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	2,729	2,051
[3]	Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	4,105	3,179
[3]	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	1,690	1,308
	Consolidated Edison Co. of New York Inc.	3.200%	12/1/51	27,865	18,255
	Consolidated Edison Co. of New York Inc.	6.150%	11/15/52	17,419	18,301
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	72,625	60,677
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	32,349	25,779
	Consumers Energy Co.	4.200%	9/1/52	19,310	15,641
[3]	Dominion Energy Inc.	3.375%	4/1/30	1,908	1,698
	Dominion Energy Inc.	5.375%	11/15/32	21,037	20,783
[3]	Dominion Energy Inc.	5.250%	8/1/33	5,706	5,547
[3]	Dominion Energy Inc.	4.600%	3/15/49	27,385	22,325
[3]	Dominion Energy Inc.	4.850%	8/15/52	39,828	33,474
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	4,886	5,339
	Dominion Energy South Carolina Inc.	5.800%	1/15/33	9,000	9,104
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	1,438	1,424
	Dominion Energy South Carolina Inc.	6.050%	1/15/38	44,155	45,685
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	2,945	2,812
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	7,251	6,221
	Dominion Energy South Carolina Inc.	5.100%	6/1/65	29,850	26,566
	Duke Energy Carolinas LLC	4.950%	1/15/33	4,810	4,716
	Duke Energy Carolinas LLC	6.100%	6/1/37	3,404	3,513
	Duke Energy Carolinas LLC	6.050%	4/15/38	4,000	4,136
	Duke Energy Carolinas LLC	3.700%	12/1/47	17,085	12,506
	Duke Energy Carolinas LLC	5.350%	1/15/53	52,380	49,618
	Duke Energy Corp.	2.650%	9/1/26	11,775	10,963
	Duke Energy Corp.	3.400%	6/15/29	12,030	10,962
	Duke Energy Corp.	3.300%	6/15/41	31,380	22,542
	Duke Energy Corp.	4.800%	12/15/45	44,700	38,182
	Duke Energy Corp.	3.750%	9/1/46	9,940	7,205
	Duke Energy Corp.	4.200%	6/15/49	25,820	19,682
	Duke Energy Corp.	3.500%	6/15/51	34,035	23,187
	Duke Energy Corp.	5.000%	8/15/52	24,460	21,342
	Duke Energy Florida LLC	6.350%	9/15/37	8,000	8,404
	Duke Energy Florida LLC	6.400%	6/15/38	27,055	28,773
	Duke Energy Florida LLC	5.950%	11/15/52	11,250	11,560
30

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Duke Energy Progress LLC	3.400%	4/1/32	15,845	13,834
	Duke Energy Progress LLC	6.300%	4/1/38	14,705	15,406
	Duke Energy Progress LLC	4.100%	3/15/43	615	490
	Duke Energy Progress LLC	4.200%	8/15/45	40,400	32,179
	Duke Energy Progress LLC	2.500%	8/15/50	2,475	1,420
	Duke Energy Progress LLC	2.900%	8/15/51	2,450	1,517
	Duke Energy Progress LLC	4.000%	4/1/52	4,185	3,180
[3]	Duke Energy Progress NC Storm Funding LLC	2.387%	7/1/37	34,870	27,057
[6]	East Ohio Gas Co.	2.000%	6/15/30	8,960	7,135
[6]	East Ohio Gas Co.	3.000%	6/15/50	13,050	7,798
	Edison International	5.250%	11/15/28	22,192	21,870
	Emera US Finance LP	3.550%	6/15/26	25,624	24,515
	Entergy Louisiana LLC	3.120%	9/1/27	14,935	13,885
	Evergy Inc.	2.450%	9/15/24	10,420	10,136
	Evergy Kansas Central Inc.	3.250%	9/1/49	9,000	5,905
[3]	Evergy Metro Inc.	2.250%	6/1/30	5,680	4,690
	Evergy Metro Inc.	4.200%	3/15/48	3,419	2,669
[3]	Eversource Energy	2.900%	10/1/24	17,450	17,016
[3]	Eversource Energy	3.150%	1/15/25	5,025	4,889
[3]	Eversource Energy	3.300%	1/15/28	14,410	13,339
	Eversource Energy	5.450%	3/1/28	24,675	24,731
	Eversource Energy	3.375%	3/1/32	5,495	4,693
	Eversource Energy	5.125%	5/15/33	11,655	11,254
	Exelon Corp.	3.350%	3/15/32	18,315	15,726
	Florida Power & Light Co.	5.050%	4/1/28	11,065	11,098
	Florida Power & Light Co.	5.100%	4/1/33	11,985	11,915
	Florida Power & Light Co.	5.650%	2/1/35	50,000	49,864
	Florida Power & Light Co.	4.950%	6/1/35	10,000	9,622
	Florida Power & Light Co.	5.650%	2/1/37	5,000	5,057
	Florida Power & Light Co.	5.950%	2/1/38	39,215	40,590
	Florida Power & Light Co.	5.690%	3/1/40	4,000	4,070
	Florida Power & Light Co.	3.700%	12/1/47	13,702	10,354
	Florida Power & Light Co.	5.300%	4/1/53	17,250	16,797
	Fortis Inc.	3.055%	10/4/26	28,565	26,712
	Georgia Power Co.	4.700%	5/15/32	21,575	20,637
	Georgia Power Co.	4.950%	5/17/33	20,085	19,451
	Georgia Power Co.	5.400%	6/1/40	6,665	6,148
[3]	Georgia Power Co.	4.750%	9/1/40	34,703	30,470
	Georgia Power Co.	4.300%	3/15/42	9,934	8,268
	Georgia Power Co.	5.125%	5/15/52	24,430	22,440
	Indiana Michigan Power Co.	4.250%	8/15/48	14,980	11,712
[6]	ITC Holdings Corp.	4.950%	9/22/27	2,425	2,395
[6]	KeySpan Gas East Corp.	2.742%	8/15/26	25,345	23,386
[6]	Massachusetts Electric Co.	5.900%	11/15/39	21,565	20,823
[6]	Metropolitan Edison Co.	5.200%	4/1/28	1,910	1,890
[6]	Metropolitan Edison Co.	4.300%	1/15/29	6,572	6,228
	MidAmerican Energy Co.	4.400%	10/15/44	1,050	878
	MidAmerican Energy Co.	4.250%	5/1/46	5,485	4,480
	MidAmerican Energy Co.	4.250%	7/15/49	6,595	5,356
	MidAmerican Energy Co.	3.150%	4/15/50	38,026	25,210
[6]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	3,170	3,000
[6]	Monongahela Power Co.	5.400%	12/15/43	4,570	4,174
[3]	Nevada Power Co.	3.125%	8/1/50	15,345	9,736
	NextEra Energy Capital Holdings Inc.	6.051%	3/1/25	12,700	12,749
	NextEra Energy Capital Holdings Inc.	5.749%	9/1/25	13,955	13,964
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	32,275	30,582
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	27,465	23,747
31

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	14,165	12,988
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	48,660	40,160
	NextEra Energy Capital Holdings Inc.	5.000%	7/15/32	6,130	5,923
[6]	Niagara Mohawk Power Corp.	4.278%	12/15/28	35,970	34,188
[6]	Niagara Mohawk Power Corp.	3.025%	6/27/50	14,840	9,027
	NiSource Inc.	5.250%	3/30/28	19,368	19,361
	NiSource Inc.	5.250%	2/15/43	14,588	13,205
	NiSource Inc.	4.800%	2/15/44	12,750	10,950
	NiSource Inc.	5.000%	6/15/52	19,985	17,375
	Northern States Power Co.	2.250%	4/1/31	4,940	4,055
	Northern States Power Co.	6.250%	6/1/36	50,000	52,829
[6]	Oglethorpe Power Corp.	6.191%	1/1/31	36,565	37,004
	Oglethorpe Power Corp.	5.950%	11/1/39	6,075	5,893
	Oglethorpe Power Corp.	4.550%	6/1/44	1,825	1,421
	Oglethorpe Power Corp.	4.250%	4/1/46	19,060	14,093
	Oglethorpe Power Corp.	4.500%	4/1/47	4,095	3,258
	Oglethorpe Power Corp.	5.050%	10/1/48	4,690	3,995
	Oncor Electric Delivery Co. LLC	4.150%	6/1/32	4,425	4,098
	Oncor Electric Delivery Co. LLC	4.550%	9/15/32	19,394	18,329
[6]	Oncor Electric Delivery Co. LLC	5.650%	11/15/33	37,160	38,194
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	10,735	9,367
	Oncor Electric Delivery Co. LLC	2.700%	11/15/51	23,120	13,770
	Oncor Electric Delivery Co. LLC	4.600%	6/1/52	26,115	22,382
	Oncor Electric Delivery Co. LLC	4.950%	9/15/52	3,788	3,447
	Pacific Gas & Electric Co.	6.150%	1/15/33	19,542	19,430
	Pacific Gas & Electric Co.	6.400%	6/15/33	18,130	18,343
	Pacific Gas & Electric Co.	6.950%	3/15/34	22,005	23,207
	Pacific Gas & Electric Co.	4.500%	7/1/40	30,234	23,974
	Pacific Gas & Electric Co.	6.750%	1/15/53	13,479	13,637
	Pacific Gas & Electric Co.	6.700%	4/1/53	28,364	28,655
	PECO Energy Co.	2.850%	9/15/51	8,000	4,938
	PECO Energy Co.	4.600%	5/15/52	12,845	11,043
[6]	Pennsylvania Electric Co.	5.150%	3/30/26	910	900
[3]	PG&E Energy Recovery Funding LLC	2.280%	1/15/36	3,775	2,829
[3]	PG&E Energy Recovery Funding LLC	2.822%	7/15/46	16,989	11,389
[3]	PG&E Wildfire Recovery Funding LLC	5.212%	12/1/47	25,815	23,967
[3]	PG&E Wildfire Recovery Funding LLC	5.099%	6/1/52	23,500	21,724
	Piedmont Natural Gas Co. Inc.	5.050%	5/15/52	9,130	7,949
	Potomac Electric Power Co.	6.500%	11/15/37	25,000	27,049
	PPL Electric Utilities Corp.	5.250%	5/15/53	5,710	5,450
	San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	3,671
[3]	San Diego Gas & Electric Co.	1.700%	10/1/30	4,940	3,955
[3]	San Diego Gas & Electric Co.	3.750%	6/1/47	5,390	3,982
	San Diego Gas & Electric Co.	4.150%	5/15/48	5,940	4,719
[3]	San Diego Gas & Electric Co.	2.950%	8/15/51	714	453
	San Diego Gas & Electric Co.	3.700%	3/15/52	29,320	21,123
	San Diego Gas & Electric Co.	5.350%	4/1/53	39,740	37,560
[3]	SCE Recovery Funding LLC	0.861%	11/15/31	7,893	6,605
[3]	SCE Recovery Funding LLC	1.942%	5/15/38	3,655	2,512
[3]	SCE Recovery Funding LLC	2.510%	11/15/43	3,310	2,095
	Sempra	3.250%	6/15/27	80,765	75,222
	Sempra	3.700%	4/1/29	2,295	2,116
	Sempra	6.000%	10/15/39	14,800	14,723
	Sierra Pacific Power Co.	2.600%	5/1/26	7,857	7,401
[3]	Southern California Edison Co.	3.700%	8/1/25	3,315	3,213
	Southern California Edison Co.	5.950%	11/1/32	30,370	31,305
	Southern California Edison Co.	6.000%	1/15/34	7,695	7,999
[3]	Southern California Edison Co.	5.550%	1/15/37	50,475	48,061
32

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Southern California Edison Co.	5.950%	2/1/38	40,000	39,755
	Southern California Edison Co.	6.050%	3/15/39	1,980	1,985
	Southern California Edison Co.	4.650%	10/1/43	3,255	2,765
	Southern California Edison Co.	4.000%	4/1/47	6,530	4,987
[3]	Southern California Edison Co.	4.125%	3/1/48	11,495	8,969
[3]	Southern California Edison Co.	4.875%	3/1/49	2,985	2,553
	Southern California Edison Co.	3.650%	2/1/50	5,405	3,834
	Southern California Edison Co.	5.700%	3/1/53	6,815	6,606
	Southern California Edison Co.	5.875%	12/1/53	11,230	11,160
	Southern California Gas Co.	6.350%	11/15/52	17,580	18,801
	Southern Co.	3.250%	7/1/26	30,885	29,365
	Southern Co.	4.400%	7/1/46	41,137	33,802
	Southern Co. Gas Capital Corp.	5.750%	9/15/33	6,670	6,758
	Southwest Gas Corp.	2.200%	6/15/30	6,310	5,135
	Southwestern Electric Power Co.	6.200%	3/15/40	9,800	9,833
	Southwestern Public Service Co.	3.700%	8/15/47	3,756	2,654
[6]	Texas Electric Market Stabilization Funding N LLC	4.966%	2/1/42	39,235	36,705
[6]	Texas Electric Market Stabilization Funding N LLC	5.057%	8/1/46	18,860	17,518
[6]	Texas Electric Market Stabilization Funding N LLC	5.167%	2/1/50	17,640	16,472
	Tucson Electric Power Co.	5.500%	4/15/53	6,825	6,395
	Union Electric Co.	4.000%	4/1/48	14,316	10,771
	Union Electric Co.	3.900%	4/1/52	8,575	6,515
	Union Electric Co.	5.450%	3/15/53	8,045	7,740
[3]	Virginia Electric & Power Co.	3.500%	3/15/27	16,025	15,229
[3]	Virginia Electric & Power Co.	6.000%	5/15/37	1,740	1,780
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	17,470
	Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	46,122
					3,287,513
Total Corporate Bonds (Cost $25,640,169)					22,976,349
Sovereign Bonds (0.5%)
[3,6]	Bermuda	2.375%	8/20/30	18,130	14,845
[3,6]	Bermuda	3.375%	8/20/50	6,835	4,258
[3,6]	Corp. Nacional del Cobre de Chile	3.700%	1/30/50	20,705	13,765
	Equinor ASA	2.875%	4/6/25	4,775	4,636
	Equinor ASA	3.125%	4/6/30	80,155	73,036
	Equinor ASA	2.375%	5/22/30	7,585	6,553
[3]	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	40,091
[3,6]	Kingdom of Saudi Arabia	5.000%	1/18/53	39,870	34,123
[3,6]	NBN Co. Ltd.	1.625%	1/8/27	26,265	23,583
[3,6]	NBN Co. Ltd.	2.625%	5/5/31	37,954	31,479
[3,6]	NBN Co. Ltd.	2.500%	1/8/32	77,087	62,393
[6]	OMERS Finance Trust	4.000%	4/20/28	18,090	17,439
[3,6]	Qatar Energy	2.250%	7/12/31	31,765	26,055
[3,6]	Qatar Energy	3.125%	7/12/41	23,200	16,627
[3]	Republic of Chile	2.550%	7/27/33	36,780	29,358
[3]	Republic of Chile	3.500%	1/31/34	20,300	17,456
	Republic of Chile	3.500%	4/15/53	20,175	14,171
[3,6]	Saudi Arabian Oil Co.	3.500%	4/16/29	28,670	26,394
[3,6]	State of Qatar	3.375%	3/14/24	3,360	3,335
[3,6]	State of Qatar	4.400%	4/16/50	14,035	11,795
[3,6]	Temasek Financial I Ltd.	3.625%	8/1/28	36,800	35,313
[3,6]	Temasek Financial I Ltd.	2.375%	8/2/41	33,532	23,755
[3,6]	UAE International Government Bond	4.951%	7/7/52	13,725	12,583
33

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	United Mexican States	6.338%	5/4/53	27,000	25,813
Total Sovereign Bonds (Cost $660,427)					568,856
Taxable Municipal Bonds (1.6%)
	Alabama Federal Aid Highway Finance Authority SO Revenue	2.650%	9/1/37	4,935	3,761
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.918%	4/1/40	19,615	21,756
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.263%	4/1/49	1,965	2,151
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	7.043%	4/1/50	26,165	30,879
	Broward County FL Airport System Revenue	3.477%	10/1/43	10,370	8,101
	California GO	7.350%	11/1/39	56,970	65,873
	California Health Facilities Financing Authority Revenue	4.190%	6/1/37	4,380	3,864
	California State University Systemwide Revenue	2.719%	11/1/52	12,090	7,698
	California State University Systemwide Revenue	2.939%	11/1/52	15,225	9,806
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	32,955	35,951
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	56,275	61,391
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.200%	12/1/40	2,260	2,357
	Dallas-Fort Worth TX International Airport Revenue	3.089%	11/1/40	7,405	5,592
	Dallas-Fort Worth TX International Airport Revenue	2.843%	11/1/46	18,860	13,142
	Dallas-Fort Worth TX International Airport Revenue	4.087%	11/1/51	2,695	2,172
	Dallas-Fort Worth TX International Airport Revenue	4.507%	11/1/51	18,580	16,034
	Florida State Board of Administration Finance Corp. Revenue	1.705%	7/1/27	29,555	26,261
[8]	Foothill-Eastern Transportation Corridor Agency CA Toll Road Revenue	3.924%	1/15/53	11,545	8,542
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	69,008	74,375
	Golden State Tobacco Securitization Corp. California Revenue	2.746%	6/1/34	2,430	1,956
	Golden State Tobacco Securitization Corp. California Revenue	3.293%	6/1/42	4,645	3,381
	Golden State Tobacco Securitization Corp. California Revenue	3.000%	6/1/46	9,020	8,098
	Grand Parkway Transportation Corp. Texas System Toll Revenue	5.184%	10/1/42	5,645	5,473
	Grand Parkway Transportation Corp. Texas System Toll Revenue	3.236%	10/1/52	28,900	20,069
	Great Lakes Michigan Water Authority Sewage Disposal System Revenue	3.056%	7/1/39	8,495	6,626
	Houston TX GO	6.290%	3/1/32	13,735	14,317
	Illinois GO	5.100%	6/1/33	186,680	179,555
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	30,738
	JobsOhio Beverage System OH Statewide Liquor Profits Revenue	4.433%	1/1/33	12,180	11,855
	JobsOhio Beverage System OH Statewide Liquor Profits Revenue	2.833%	1/1/38	5,480	4,241
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	7,745	7,183
34

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	Kansas Development Finance Authority Revenue	2.774%	5/1/51	15,140	9,979
[8]	Kansas Development Finance Authority Revenue (Employees Retirement System)	5.501%	5/1/34	50,000	50,580
	Louisville & Jefferson County KY Metropolitan Sewer District Sewer & Drainage System Revenue	6.250%	5/15/43	19,000	20,568
	Maryland Transportation Authority Facilities Projects Revenue	5.888%	7/1/43	18,985	19,506
	Massachusetts GO	2.514%	7/1/41	8,175	5,748
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	1.753%	8/15/30	27,675	23,081
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.715%	8/15/39	22,105	22,548
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	3.395%	10/15/40	16,520	13,221
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	2.950%	5/15/43	21,350	14,727
	Massachusetts SO Revenue	4.110%	7/15/31	14,872	14,492
	Massachusetts Water Resources Authority Revenue	2.823%	8/1/41	24,550	18,272
	Michigan Finance Authority Revenue (Trinity Health Credit Group)	3.084%	12/1/34	11,320	9,460
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	30,285	35,866
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.200%	11/15/26	1,395	1,414
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.814%	11/15/40	27,295	29,130
	New York Metropolitan Transportation Authority Revenue (Climate Bond Certified)	5.175%	11/15/49	23,665	21,502
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	12,690
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,085	16,635
	New York State Thruway Authority General Revenue	2.900%	1/1/35	16,730	13,989
	New York State Thruway Authority General Revenue	3.500%	1/1/42	9,430	7,467
	North Texas Tollway Authority System Revenue	3.011%	1/1/43	14,315	10,272
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	11,035	12,794
	Oregon Department of Transportation Highway User Tax Revenue	5.834%	11/15/34	25,930	27,039
[8]	Oregon School Boards Association GO	5.528%	6/30/28	42,908	43,046
[9]	Oregon State University General Revenue	3.424%	3/1/60	28,000	19,341
[10]	Philadelphia PA Authority for Industrial Development Revenue	6.550%	10/15/28	66,810	69,760
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	2,600	2,610
	Port Authority of New York & New Jersey Revenue	5.072%	7/15/53	34,900	32,743
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	44,055	37,139
	Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	21,985	19,665
	Riverside CA Pension Obligation Bonds Revenue	3.857%	6/1/45	8,775	7,102
	Riverside County CA Pension Obligation Bonds Revenue	3.818%	2/15/38	9,585	8,422
35

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Rutgers State University New Jersey Revenue	3.270%	5/1/43	11,960	9,125
	Sales Tax Securitization Corp. Illinois Revenue	3.238%	1/1/42	34,905	26,558
	Texas Natural Gas Securitization Finance Corp. Revenue (Winter Storm Uri)	5.102%	4/1/35	13,630	13,617
	Texas Natural Gas Securitization Finance Corp. Revenue (Winter Storm Uri)	5.169%	4/1/41	20,070	19,753
	Texas Transportation Commission GO	2.562%	4/1/42	7,310	5,210
	Texas Transportation Commission State Highway Revenue	4.000%	10/1/33	12,640	11,707
	University of California Regents Medical Center Pooled Revenue	4.132%	5/15/32	17,265	15,972
	University of California Regents Medical Center Pooled Revenue	6.548%	5/15/48	9,465	10,384
	University of California Regents Medical Center Pooled Revenue	6.583%	5/15/49	15,150	16,643
	University of California Regents Medical Center Pooled Revenue	3.006%	5/15/50	15,445	9,955
	University of California Regents Medical Center Pooled Revenue	4.563%	5/15/53	46,830	39,993
	University of California Regents Medical Center Pooled Revenue	3.256%	5/15/60	26,520	16,853
	University of California Revenue	1.316%	5/15/27	13,075	11,605
	University of California Revenue	1.614%	5/15/30	16,140	13,167
	University of California Revenue	4.765%	5/15/44	5,980	5,622
	University of California Revenue	3.931%	5/15/45	22,370	19,436
	University of Michigan Revenue	2.562%	4/1/50	32,056	20,033
	University of Michigan Revenue	3.504%	4/1/52	7,445	5,605
	University of Minnesota Revenue	4.048%	4/1/52	27,160	22,442
	Utility Debt Securitization Authority NY Restructuring Bonds Revenue	3.435%	12/15/25	1,714	1,713
Total Taxable Municipal Bonds (Cost $1,851,142)					1,639,399
				Shares
Temporary Cash Investments (1.2%)
Money Market Fund (0.0%)
[11,12]	Vanguard Market Liquidity Fund	5.438%		18,480	1,848
			Maturity Date	Face Amount ($000)
Repurchase Agreements (1.2%)
	Bank of America Securities, LLC (Dated 11/30/23, Repurchase Value $125,018,000, collateralized by Fannie Mae 2.000%–7.210%, 7/1/27–10/1/53, Freddie Mac 1.500%–6.743%, 8/1/24–7/1/53, and Ginnie Mae 6.000%, 11/15/32, with a value of $127,500,000)	5.310%	12/1/23	125,000	125,000
	Citigroup Global Markets Inc. (Dated 11/30/23, Repurchase Value $95,314,000, collateralized by U.S. Treasury Note/Bond 0.500%, 3/31/25, with a value of $97,206,000)	5.300%	12/1/23	95,300	95,300
36

Wellington Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Credit Agricole Securities (USA) Inc. (Dated 11/30/23, Repurchase Value $117,317,000, collateralized by Treasury Inflation Indexed Note/Bond 0.125%–1.125%, 7/15/30–1/15/33, with a value of $119,646,000)	5.300%	12/1/23	117,300	117,300
Deutsche Bank Securities, Inc. (Dated 11/30/23, Repurchase Value $94,814,000, collateralized by Ginnie Mae 2.500%–3.000%, 1/20/51–9/20/51, with a value of $96,696,000)	5.300%	12/1/23	94,800	94,800
HSBC Bank USA (Dated 11/30/23, Repurchase Value $95,114,000, collateralized by U.S. Treasury Note/Bond 0.375%–3.125%, 9/15/24–2/15/42, with a value of $97,002,000)	5.300%	12/1/23	95,100	95,100
HSBC Bank USA (Dated 11/30/23, Repurchase Value $62,709,000, collateralized by Fannie Mae 1.500%–6.500%, 9/1/35–12/1/53, with a value of $63,954,000)	5.310%	12/1/23	62,700	62,700
JP Morgan Securities LLC (Dated 11/30/23, Repurchase Value $59,009,000, collateralized by U.S. Treasury Bill 0.000%, 3/19/24–5/30/24, and U.S. Treasury Note/Bond 0.250%–3.000%, 11/30/24–10/31/27, with a value of $60,180,000)	5.310%	12/1/23	59,000	59,000
Nomura International plc (Dated 11/30/23, Repurchase Value $31,205,000, collateralized by U.S. Treasury Note/Bond 2.250%–2.875%, 11/15/27–5/15/49, with a value of $31,824,000)	5.300%	12/1/23	31,200	31,200
RBC Capital Markets LLC (Dated 11/30/23, Repurchase Value $62,809,000, collateralized by Freddie Mac 3.000%–4.500%, 9/1/42–12/1/52, U.S. Treasury Bill 0.000%, 2/22/24, and U.S. Treasury Note/Bond 0.750%, 3/31/26, with a value of $64,056,000)	5.300%	12/1/23	62,800	62,800
Societe Generale (Dated 11/30/23, Repurchase Value $159,123,000, collateralized by Fannie Mae 4.000%–4.500%, 9/1/52–2/1/57, and Freddie Mac 3.000%–6.500%, 10/1/44–12/1/53, with a value of $162,282,000)	5.310%	12/1/23	159,100	159,100
37

Wellington Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
TD Securities (USA) LLC (Dated 11/30/23, Repurchase Value $155,723,000, collateralized by Ginnie Mae 3.500%–7.500%, 10/20/41–10/20/53, with a value of $158,814,000)	5.310%	12/1/23	155,700	155,700
Wells Fargo & Co. (Dated 11/30/23, Repurchase Value $162,824,000, collateralized by Ginnie Mae 3.000%–6.500%, 4/20/36–7/20/53, with a value of $166,056,000)	5.310%	12/1/23	162,800	162,800
				1,220,800
Total Temporary Cash Investments (Cost $1,222,645)				1,222,648
Total Investments (99.8%) (Cost $83,371,473)				104,583,345
Other Assets and Liabilities—Net (0.2%)				160,148
Net Assets (100%)				104,743,493
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,670,000.
2	Securities with a value of $16,790,000 have been segregated as initial margin for open futures contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2023.
6	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2023, the aggregate value was $6,569,179,000, representing 6.3% of net assets.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
9	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
10	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
11	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12	Collateral of $1,706,000 was received for securities on loan.
ADR—American Depositary Receipt.
DAC—Designated Activity Company.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.
SO—Special Obligation.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
UMBS—Uniform Mortgage-Backed Securities.
38

Wellington Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2024	2,265	242,019	1,757

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	March 2024	(550)	(62,434)	58
				1,815
See accompanying Notes, which are an integral part of the Financial Statements.
39

Wellington Fund
Statement of Assets and Liabilities
As of November 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $83,369,628)	104,581,497
Affiliated Issuers (Cost $1,845)	1,848
Total Investments in Securities	104,583,345
Investment in Vanguard	3,515
Cash	2,344
Foreign Currency, at Value (Cost $35,821)	36,153
Receivables for Investment Securities Sold	416,273
Receivables for Accrued Income	494,258
Receivables for Capital Shares Issued	24,805
Total Assets	105,560,693
Liabilities
Payables for Investment Securities Purchased	748,659
Collateral for Securities on Loan	1,706
Payables for Capital Shares Redeemed	37,234
Payables to Investment Advisor	19,859
Payables to Vanguard	5,824
Variation Margin Payable—Futures Contracts	3,918
Total Liabilities	817,200
Net Assets	104,743,493
1 Includes $1,670,000 of securities on loan.
40

Wellington Fund
Statement of Assets and Liabilities (continued)
At November 30, 2023, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	79,171,947
Total Distributable Earnings (Loss)	25,571,546
Net Assets	104,743,493

Investor Shares—Net Assets
Applicable to 308,340,442 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,831,209
Net Asset Value Per Share—Investor Shares	$41.61

Admiral Shares—Net Assets
Applicable to 1,279,033,968 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	91,912,284
Net Asset Value Per Share—Admiral Shares	$71.86
See accompanying Notes, which are an integral part of the Financial Statements.
41

Wellington Fund
Statement of Operations

Year Ended November 30, 2023
($000)
Investment Income
Income
Dividends[1]	1,255,851
Interest[2]	1,378,611
Securities Lending—Net	46
Total Income	2,634,508
Expenses
Investment Advisory Fees—Note B
Basic Fee	79,690
Performance Adjustment	(806)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	21,717
Management and Administrative—Admiral Shares	87,081
Marketing and Distribution—Investor Shares	638
Marketing and Distribution—Admiral Shares	3,196
Custodian Fees	356
Auditing Fees	32
Shareholders’ Reports—Investor Shares	360
Shareholders’ Reports—Admiral Shares	385
Trustees’ Fees and Expenses	59
Other Expenses	2,904
Total Expenses	195,612
Expenses Paid Indirectly	(305)
Net Expenses	195,307
Net Investment Income	2,439,201
Realized Net Gain (Loss)
Investment Securities Sold[2]	4,206,230
Futures Contracts	(18,251)
Swap Contracts	(4,434)
Foreign Currencies	1,918
Realized Net Gain (Loss)	4,185,463
42

Wellington Fund
Statement of Operations (continued)
Year Ended November 30, 2023
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	344,960
Futures Contracts	(1,333)
Foreign Currencies	2,964
Change in Unrealized Appreciation (Depreciation)	346,591
Net Increase (Decrease) in Net Assets Resulting from Operations	6,971,255
1	Dividends include foreign tax reclaims of $26,081,000 and are net of foreign withholding taxes of $24,679,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
43

Wellington Fund
Statement of Changes in Net Assets

	Year Ended November 30,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,439,201	2,281,729
Realized Net Gain (Loss)	4,185,463	6,068,373
Change in Unrealized Appreciation (Depreciation)	346,591	(18,654,799)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,971,255	(10,304,697)
Distributions
Investor Shares	(992,127)	(1,281,722)
Admiral Shares	(7,162,238)	(9,066,000)
Total Distributions	(8,154,365)	(10,347,722)
Capital Share Transactions
Investor Shares	(110,436)	207,506
Admiral Shares	(552,828)	3,179,261
Net Increase (Decrease) from Capital Share Transactions	(663,264)	3,386,767
Total Increase (Decrease)	(1,846,374)	(17,265,652)
Net Assets
Beginning of Period	106,589,867	123,855,519
End of Period	104,743,493	106,589,867
See accompanying Notes, which are an integral part of the Financial Statements.
44

Wellington Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$42.19	$50.15	$46.10	$43.72	$41.86
Investment Operations
Net Investment Income[1]	.917	.857	.811	.966	1.098
Net Realized and Unrealized Gain (Loss) on Investments	1.704	(4.681)	6.638	3.345	4.269
Total from Investment Operations	2.621	(3.824)	7.449	4.311	5.367
Distributions
Dividends from Net Investment Income	(.921)	(.828)	(.818)	(1.004)	(1.099)
Distributions from Realized Capital Gains	(2.280)	(3.308)	(2.581)	(.927)	(2.408)
Total Distributions	(3.201)	(4.136)	(3.399)	(1.931)	(3.507)
Net Asset Value, End of Period	$41.61	$42.19	$50.15	$46.10	$43.72
Total Return[2]	6.94%	-8.43%	17.16%	10.41%	14.22%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,831	$13,097	$15,469	$15,635	$17,209
Ratio of Total Expenses to Average Net Assets[3]	0.26%[4]	0.25%[4]	0.24%	0.24%	0.25%
Ratio of Net Investment Income to Average Net Assets	2.29%	1.98%	1.70%	2.28%	2.70%
Portfolio Turnover Rate[5]	39%	41%	35%	51%	28%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.00%), (0.01%), (0.02%), (0.02%), and (0.00%).
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.26% and 0.25%, respectively.
5	Includes 1%, 8%, 2%, 3%, and 1%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
45

Wellington Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$72.86	$86.61	$79.62	$75.51	$72.29
Investment Operations
Net Investment Income[1]	1.638	1.540	1.464	1.720	1.954
Net Realized and Unrealized Gain (Loss) on Investments	2.945	(8.083)	11.461	5.784	7.379
Total from Investment Operations	4.583	(6.543)	12.925	7.504	9.333
Distributions
Dividends from Net Investment Income	(1.646)	(1.493)	(1.477)	(1.794)	(1.955)
Distributions from Realized Capital Gains	(3.937)	(5.714)	(4.458)	(1.600)	(4.158)
Total Distributions	(5.583)	(7.207)	(5.935)	(3.394)	(6.113)
Net Asset Value, End of Period	$71.86	$72.86	$86.61	$79.62	$75.51
Total Return[2]	7.03%	-8.36%	17.25%	10.50%	14.33%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$91,912	$93,492	$108,386	$96,009	$93,469
Ratio of Total Expenses to Average Net Assets[3]	0.18%[4]	0.17%[4]	0.16%	0.16%	0.17%
Ratio of Net Investment Income to Average Net Assets	2.37%	2.06%	1.77%	2.35%	2.78%
Portfolio Turnover Rate[5]	39%	41%	35%	51%	28%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.00%), (0.01%), (0.02%), (0.02%), and (0.00%).
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.18% and 0.17%, respectively.
5	Includes 1%, 8%, 2%, 3%, and 1%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
46

Wellington Fund
Notes to Financial Statements
Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also
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Wellington Fund
enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At November 30, 2023, counterparties had deposited in segregated accounts securities with a value of $1,902,000 and cash of $1,790,000 in connection with TBA transactions.
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
6. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing
48

Wellington Fund
brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2023, the fund’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting
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Wellington Fund
arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended November 30, 2023, the fund's average amounts of investments in credit protection sold and credit protection purchased represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open credit default swap contracts at November 30, 2023.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide
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Wellington Fund
that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
11. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended November 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
12. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
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Wellington Fund
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the combined index comprising the S&P 500 Index and the Bloomberg Capital U.S. Credit A or Better Bond Index for the preceding three years. For the year ended November 30, 2023, the investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets before a net decrease of $806,000 (0.00%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2023, the fund had contributed to Vanguard capital in the amount of $3,515,000, representing less than 0.01% of the fund’s net assets and 1.41% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2023, these arrangements reduced the fund's management and administrative expenses by $92,000 and custodian fees by $213,000. The total expense reduction represented an effective annual rate of less than 0.01% of the fund's average net assets.
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Wellington Fund
E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of November 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	62,840,396	5,362,633	—	68,203,029
U.S. Government and Agency Obligations	—	8,903,264	—	8,903,264
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,069,800	—	1,069,800
Corporate Bonds	—	22,976,349	—	22,976,349
Sovereign Bonds	—	568,856	—	568,856
Taxable Municipal Bonds	—	1,639,399	—	1,639,399
Temporary Cash Investments	1,848	1,220,800	—	1,222,648
Total	62,842,244	41,741,101	—	104,583,345

Derivative Financial Instruments
Assets
Futures Contracts[1]	1,815	—	—	1,815
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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Wellington Fund
F.  Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended November 30, 2023, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(18,251)	—	(18,251)
Swap Contracts	—	(4,434)	(4,434)
Realized Net Gain (Loss) on Derivatives	(18,251)	(4,434)	(22,685)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,333)	—	(1,333)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,333)	—	(1,333)
G.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	197,238
Total Distributable Earnings (Loss)	(197,238)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	533,837
Undistributed Long-Term Gains	3,881,678
Net Unrealized Gains (Losses)	21,156,031
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	25,571,546
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Wellington Fund
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	2,430,007	3,864,834
Long-Term Capital Gains	5,724,358	6,482,888
Total	8,154,365	10,347,722
*	Includes short-term capital gains, if any.
As of November 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	83,430,180
Gross Unrealized Appreciation	26,211,395
Gross Unrealized Depreciation	(5,058,230)
Net Unrealized Appreciation (Depreciation)	21,153,165
H.  During the year ended November 30, 2023, the fund purchased $25,092,493,000 of investment securities and sold $31,972,886,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $14,393,017,000 and $14,404,040,000, respectively.
I.  Capital share transactions for each class of shares were:
	Year Ended November 30,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	1,206,571	29,910	1,286,082	29,118
Issued in Lieu of Cash Distributions	948,779	24,646	1,221,648	25,794
Redeemed	(2,265,786)	(56,621)	(2,300,224)	(52,957)
Net Increase (Decrease)—Investor Shares	(110,436)	(2,065)	207,506	1,955
Admiral Shares
Issued	4,339,920	62,780	6,311,279	83,059
Issued in Lieu of Cash Distributions	6,614,009	99,497	8,395,579	102,747
Redeemed	(11,506,757)	(166,348)	(11,527,597)	(154,162)
Net Increase (Decrease)—Admiral Shares	(552,828)	(4,071)	3,179,261	31,644
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Wellington Fund
J.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
K.  Management has determined that no events or transactions occurred subsequent to November 30, 2023, that would require recognition or disclosure in these financial statements.
56

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Wellington Fund and Shareholders of Vanguard Wellington™ Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Wellington™ Fund (one of the funds constituting Vanguard Wellington Fund, referred to hereafter as the "Fund") as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statement of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the five years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 19, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
57

Tax information (unaudited)
For corporate shareholders, 35.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $1,178,429,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $201,876,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $5,918,985,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates 52.6%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates $39,809,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.
58

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Wellington Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The portfolio managers leverage tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. In managing the equity portion of the fund, the portfolio managers employ bottom-up, fundamental research focusing on high-quality companies with above-average yields, strong balance sheets, sustainable competitive advantages, and attractive valuations. In managing the fixed income portion of the fund, the portfolio managers focus on investment-grade corporate bonds. The firm has advised the fund since its inception in 1929.
The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
59

Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below the peer-group average.
The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
60

"Bloomberg®" and Bloomberg U.S. Credit A or Better Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Wellington Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Wellington Fund or any member of the public regarding the advisability of investing in securities generally or in the Wellington Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Credit A or Better Bond Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Wellington Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Wellington Fund into consideration in determining, composing or calculating the Bloomberg U.S. Credit A or Better Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Wellington Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Wellington Fund customers, in connection with the administration, marketing or trading of the Wellington Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE WELLINGTON FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE WELLINGTON FUND OR BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2024 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q210 012024

Annual Report   |   November 30, 2023
Vanguard U.S. Factor ETFs
Vanguard U.S. Minimum Volatility ETF
Vanguard U.S. Momentum Factor ETF
Vanguard U.S. Multifactor ETF
Vanguard U.S. Quality Factor ETF
Vanguard U.S. Value Factor ETF
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	4
U.S. Minimum Volatility ETF	6
U.S. Momentum Factor ETF	20
U.S. Multifactor ETF	37
U.S. Quality Factor ETF	53
U.S. Value Factor ETF	69
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard’s five U.S. Factor ETFs posted returns ranging from –0.06% to 6.84% (based on net asset value) for the 12 months ended November 30, 2023. All five ETFs underperformed the 12.61% return of their benchmark, the Russell 3000 Index.
•	For much of the period, inflation continued to ease amid interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending dialed back expectations of an imminent recession. Although the prospect of higher interest rates for longer and heightened geopolitical tensions weighed on market sentiment at times toward the close of the period, global stocks and bonds rallied in November.
•	The U.S. Factor ETFs seek to provide long-term capital appreciation by investing in stocks that have lower or higher measures of certain factors relative to the broad U.S. equity market.
•	Vanguard U.S. Quality Factor ETF performed best among the group. A lack of exposure to utilities, selection in industrials, and an underweight allocation to real estate contributed the most to its relative performance. Vanguard U.S. Momentum Factor ETF performed the worst.
Market Barometer
	Average Annual Total Returns Periods Ended November 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	13.57%	8.72%	12.25%
Russell 2000 Index (Small-caps)	-2.56	1.13	4.78
Russell 3000 Index (Broad U.S. market)	12.61	8.26	11.77
FTSE All-World ex US Index (International)	9.64	2.12	5.49
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	1.32%	-4.46%	0.79%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	4.28	-0.96	2.03
FTSE Three-Month U.S. Treasury Bill Index	5.12	2.08	1.85
CPI
Consumer Price Index	3.14%	5.67%	4.03%

Advisor’s Report
For the 12 months ended November 30, 2023, Vanguard’s five U.S. Factor ETFs posted returns (based on net asset value) ranging from –0.06% for the U.S. Momentum Factor ETF to 6.84% for the U.S. Quality Factor ETF. All five ETFs underperformed their benchmark, the Russell 3000 Index, which returned 12.61%.
The objective of each U.S. Factor ETF is to create a portfolio that has broad exposure to large-, mid-, and small-capitalization U.S. equities and that has the potential for long-term capital appreciation, subject to rules-based screens as follows:
•	Vanguard U.S. Minimum Volatility ETF seeks to build a portfolio of stocks with lower volatility relative to the broad U.S. equity market.
•	Vanguard U.S. Momentum Factor ETF seeks exposure to stocks with relatively strong recent performance as identified by measures such as returns over different periods.
•	Vanguard U.S. Multifactor ETF seeks exposure to stocks with relatively strong recent performance, strong fundamentals, and low prices relative to fundamentals.
•	Vanguard U.S. Quality Factor ETF seeks exposure to stocks with strong fundamentals as identified by measures such as profitability, earnings, and balance-sheet strength.
•	Vanguard U.S. Value Factor ETF seeks exposure to stocks with lower prices relative to fundamental measures of value such as book/price and earnings/price ratios.
The investment environment
At the beginning of the 12 months, inflation eased off multidecade highs amid ongoing interest rate hikes by central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained global recession. Although heightened geopolitical tensions and the prospect of higher interest rates for longer weighed on market sentiment toward the close of the period, global stocks and bonds rallied in November.
Within this environment, large-cap stocks outperformed small-caps. Growth outpaced value, and U.S. stocks outperformed their non-U.S. counterparts. Six of the benchmark’s 11 industry sectors gained ground, with information technology (IT), communication services, and consumer discretionary producing the strongest results.
The ETFs’ successes and shortfalls
The outperformance of large-cap stocks during the period was a significant reason for the ETFs’ underperformance, as our approach to factor investing tends to favor smaller companies relative to their benchmark.
Sector exposure affected the ETFs differently based on the factor each seeks to emphasize:
•	The U.S. Minimum Volatility ETF was held back the most by our positions in IT,

communication services, and financials. Materials, energy, and real estate added to performance.
•	The U.S. Momentum Factor ETF was held back in particular by our positions in IT, health care, and energy. The underperformance was somewhat offset by our lack of exposure to utilities and underweight allocations to real estate and industrials.
•	The U.S. Multifactor ETF was hurt the most by our positions in IT, communication services, and financials. Our lack of exposure to utilities, underweight allocation to real estate, and selection in industrials contributed to relative performance.
•	The U.S. Quality Factor ETF was held back in particular by our positions in IT, communication services, and consumer staples. Our lack of exposure to utilities, selection in industrials, and underweight allocation to real estate added the most to results.
•	The U.S. Value Factor ETF was hurt the most by our positions in IT, financials, and communication services. Selection in industrials, a lack of exposure to utilities, and an underweight allocation to health care benefited relative performance the most.
We expect our approach to portfolio construction to produce long-term capital appreciation that reflects the factors emphasized by each of the U.S. Factor ETF portfolios. Results will vary over different periods and across factors.
However, we believe that focusing on the risk-adjusted returns of each portfolio relative to its targeted factors and the benchmark will serve investors well over time.
We thank you for your investment and look forward to serving you in the period ahead.
John Ameriks, Ph.D.,
Principal, Global Head,
and Portfolio Manager
Scott Rodemer, CFA,
Head of Equity Factor Investments
and Portfolio Manager
Vanguard Quantitative Equity Group
December 13, 2023

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2023
	Beginning Account Value 5/31/2023	Ending Account Value 11/30/2023	Expenses Paid During Period
Based on Actual Fund Return
U.S. Minimum Volatility ETF	$1,000.00	$1,061.70	$0.67
U.S. Momentum Factor ETF	$1,000.00	$1,078.10	$0.68
U.S. Multifactor ETF	$1,000.00	$1,127.40	$0.96
U.S. Quality Factor ETF	$1,000.00	$1,126.50	$0.69
U.S. Value Factor ETF	$1,000.00	$1,141.50	$0.70
Based on Hypothetical 5% Yearly Return
U.S. Minimum Volatility ETF	$1,000.00	$1,024.42	$0.66
U.S. Momentum Factor ETF	$1,000.00	$1,024.42	$0.66
U.S. Multifactor ETF	$1,000.00	$1,024.17	$0.91
U.S. Quality Factor ETF	$1,000.00	$1,024.42	$0.66
U.S. Value Factor ETF	$1,000.00	$1,024.42	$0.66
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are 0.13% for the U.S. Minimum Volatility ETF, 0.13% for the U.S. Momentum Factor ETF, 0.18% for the U.S. Multifactor ETF,
0.13% for the U.S. Quality Factor ETF, and 0.13% for the U.S. Value Factor ETF. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

U.S. Minimum Volatility ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 13, 2018, Through November 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended November 30, 2023
	One Year	Five Years	Since Inception (2/13/2018)	Final Value of a $10,000 Investment
U.S. Minimum Volatility ETF Net Asset Value	1.13%	6.82%	7.63%	$15,308
US Minimum Volatility ETF Market Price	1.21	6.83	7.63	15,316
Russell 3000 Index	12.61	11.77	11.02	18,324
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2023
	One Year	Five Years	Since Inception (2/13/2018)
US Minimum Volatility ETF Market Price	1.21%	39.13%	53.16%
US Minimum Volatility ETF Net Asset Value	1.13	39.07	53.08
Russell 3000 Index	12.61	74.44	83.24
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

U.S. Minimum Volatility ETF
Fund Allocation
As of November 30, 2023
Consumer Discretionary	14.5%
Consumer Staples	11.6
Energy	2.8
Financials	11.5
Health Care	14.3
Industrials	10.0
Real Estate	1.2
Technology	21.4
Telecommunications	6.8
Utilities	5.9
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Minimum Volatility ETF
Financial Statements
Schedule of Investments
As of November 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.4%)
Consumer Discretionary (14.5%)
	Electronic Arts Inc.	10,951	1,511
*	O'Reilly Automotive Inc.	1,485	1,459
	TJX Cos. Inc.	16,140	1,422
	McDonald's Corp.	4,997	1,408
*	Stride Inc.	18,932	1,147
	Walmart Inc.	6,264	975
	Service Corp. International	11,850	726
	Murphy USA Inc.	1,791	662
*	Instructure Holdings Inc.	23,451	613
*	Grand Canyon Education Inc.	4,050	554
*	Atlanta Braves Holdings Inc. Class C	14,532	522
	Marcus Corp.	30,320	422
*	AutoZone Inc.	150	392
*	Atlanta Braves Holdings Inc. Class A	7,499	303
*	QuinStreet Inc.	23,171	289
*	Madison Square Garden Sports Corp.	1,606	272
	Rollins Inc.	6,185	252
	Laureate Education Inc.	15,944	209
*	Adtalem Global Education Inc.	3,593	205
	Graham Holdings Co. Class B	139	87
*	Cars.com Inc.	1,820	34
*	Daily Journal Corp.	100	33
			13,497
Consumer Staples (11.5%)
	McKesson Corp.	3,107	1,462
	Church & Dwight Co. Inc.	14,473	1,399
	Procter & Gamble Co.	6,880	1,056
	Cencora Inc.	4,457	906
	Colgate-Palmolive Co.	11,422	900
	General Mills Inc.	10,423	664
	Hormel Foods Corp.	16,912	517
	Hershey Co.	2,612	491
	Flowers Foods Inc.	22,518	469
	Altria Group Inc.	9,873	415
	Kimberly-Clark Corp.	3,244	401
	Kellanova	7,259	381
	John B Sanfilippo & Son Inc.	4,072	375
	Mondelez International Inc. Class A	4,862	346
	Universal Corp.	4,837	272
	J & J Snack Foods Corp.	1,521	250
	Oil-Dri Corp. of America	2,294	130
	Coca-Cola Co.	1,837	107
		Shares	Market Value• ($000)
	PepsiCo Inc.	363	61
	Lancaster Colony Corp.	358	59
	Reynolds Consumer Products Inc.	2,198	58
	J M Smucker Co.	405	45
			10,764
Energy (2.7%)
	Exxon Mobil Corp.	9,682	995
	Chevron Corp.	5,195	746
	Williams Cos. Inc.	16,329	601
	Kinder Morgan Inc.	12,617	221
			2,563
Financials (11.5%)
	Cboe Global Markets Inc.	8,189	1,492
	CME Group Inc.	6,427	1,403
	Safety Insurance Group Inc.	14,286	1,099
	White Mountains Insurance Group Ltd.	640	980
*	Enstar Group Ltd.	3,553	976
	First Financial Corp.	23,942	916
	AMERISAFE Inc.	12,581	606
	City Holding Co.	5,851	563
*	Columbia Financial Inc.	27,279	449
	Travelers Cos. Inc.	2,225	402
	Waterstone Financial Inc.	30,412	371
	Arthur J Gallagher & Co.	1,472	367
	Progressive Corp.	1,600	262
	Donegal Group Inc. Class A	13,137	187
	Great Southern Bancorp Inc.	3,671	187
*	Berkshire Hathaway Inc. Class B	334	120
	Horace Mann Educators Corp.	3,515	118
*	Greenlight Capital Re Ltd. Class A	4,452	49
	Intercontinental Exchange Inc.	416	47
*	Blue Foundry Bancorp	4,591	40
	Employers Holdings Inc.	921	35
*	FVCBankcorp Inc.	2,036	23
			10,692
Health Care (14.2%)
	Johnson & Johnson	9,112	1,409
	Merck & Co. Inc.	13,590	1,393
	AbbVie Inc.	9,545	1,359
	Eli Lilly & Co.	2,019	1,193
	Gilead Sciences Inc.	14,782	1,132
	National HealthCare Corp.	14,175	1,085
	Chemed Corp.	1,674	949
	Amgen Inc.	3,457	932

U.S. Minimum Volatility ETF
		Shares	Market Value• ($000)
	Bristol-Myers Squibb Co.	17,668	872
	Cardinal Health Inc.	8,036	860
	HealthStream Inc.	27,965	699
*	Prestige Consumer Healthcare Inc.	8,014	460
*	Incyte Corp.	5,552	302
	Becton Dickinson & Co.	1,146	271
	UnitedHealth Group Inc.	186	103
*	Vertex Pharmaceuticals Inc.	241	86
*	Merrimack Pharmaceuticals Inc.	5,466	69
*	Neurocrine Biosciences Inc.	545	64
*,1	Theravance Biopharma Inc.	2,954	31
*	Summit Therapeutics Inc. (XNMS)	9,144	19
			13,288
Industrials (9.9%)
	Northrop Grumman Corp.	3,078	1,462
*	Kirby Corp.	18,278	1,403
	Lockheed Martin Corp.	3,121	1,397
*	FTI Consulting Inc.	6,090	1,343
*	Huron Consulting Group Inc.	9,493	989
*	OSI Systems Inc.	7,465	920
	Cass Information Systems Inc.	14,495	599
	Accenture plc Class A	789	263
	Ennis Inc.	11,637	247
	Heartland Express Inc.	15,633	210
	Powell Industries Inc.	1,210	101
*	Leonardo DRS Inc.	4,645	86
*	Overseas Shipholding Group Inc. Class A	14,556	71
	General Dynamics Corp.	218	54
	Marten Transport Ltd.	1,866	35
*	CPI Card Group Inc.	1,346	24
	Argan Inc.	438	20
	United States Lime & Minerals Inc.	85	18
*	CompoSecure Inc.	3,517	18
			9,260
Real Estate (1.2%)
	Equity Commonwealth	59,399	1,116
Technology (21.3%)
	International Business Machines Corp.	10,042	1,592
	Roper Technologies Inc.	2,891	1,556
*	CommVault Systems Inc.	20,528	1,510
	Apple Inc.	6,568	1,248
	NetApp Inc.	13,579	1,241
	Amdocs Ltd.	13,840	1,159
	Texas Instruments Inc.	7,513	1,147
	Dolby Laboratories Inc. Class A	12,803	1,103
*	Blackbaud Inc.	12,208	919
	Microsoft Corp.	2,215	839
	Broadcom Inc.	901	834
*	Agilysys Inc.	9,060	780
*	Alphabet Inc. Class A	5,454	723
	Hewlett Packard Enterprise Co.	41,194	697
*	Insight Enterprises Inc.	4,425	670
*	Yelp Inc.	14,213	621
*	Cirrus Logic Inc.	7,683	583
*	Parsons Corp.	6,102	380
	Leidos Holdings Inc.	3,336	358
		Shares	Market Value• ($000)
	NVE Corp.	4,479	321
	Analog Devices Inc.	1,412	259
*	NetScout Systems Inc.	12,421	249
*	Meta Platforms Inc. Class A	718	235
	Immersion Corp.	30,988	201
*	Veeco Instruments Inc.	6,527	186
*	N-Able Inc.	15,202	181
	Sapiens International Corp. NV	5,350	138
	PC Connection Inc.	1,297	77
*	Alphabet Inc. Class C	514	69
*	TrueCar Inc.	12,780	36
			19,912
Telecommunications (6.7%)
	T-Mobile US Inc.	9,607	1,445
	Verizon Communications Inc.	33,926	1,301
	InterDigital Inc.	12,170	1,216
	Cisco Systems Inc.	17,798	861
*	IDT Corp. Class B	24,096	707
	Spok Holdings Inc.	14,519	243
	Shenandoah Telecommunications Co.	10,649	237
	ATN International Inc.	4,470	136
	Iridium Communications Inc.	2,848	109
	Motorola Solutions Inc.	85	28
			6,283
Utilities (5.9%)
	Republic Services Inc.	8,602	1,392
	Chesapeake Utilities Corp.	9,238	883
	Duke Energy Corp.	6,154	568
	Consolidated Edison Inc.	6,006	541
	Waste Management Inc.	3,007	514
	WEC Energy Group Inc.	5,189	434
	MGE Energy Inc.	5,374	396
	Northwest Natural Holding Co.	9,642	353
	Northwestern Energy Group Inc.	4,609	232
	Spire Inc.	1,860	114
	DTE Energy Co.	358	37
	CMS Energy Corp.	527	30
			5,494
Total Common Stocks (Cost $87,467)			92,869
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 5.438% (Cost $187)	1,875	188
Total Investments (99.6%) (Cost $87,654)			93,057
Other Assets and Liabilities—Net (0.4%)			336
Net Assets (100%)			93,393
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $2,000 was received for securities on loan.

U.S. Minimum Volatility ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Micro E-mini S&P 500 Index	December 2023	16	366	5

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF
Statement of Assets and Liabilities
As of November 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $87,467)	92,869
Affiliated Issuers (Cost $187)	188
Total Investments in Securities	93,057
Investment in Vanguard	3
Cash Collateral Pledged—Futures Contracts	14
Receivables for Investment Securities Sold	94
Receivables for Accrued Income	214
Receivables for Capital Shares Issued	508
Variation Margin Receivable—Futures Contracts	1
Total Assets	93,891
Liabilities
Payables for Investment Securities Purchased	491
Collateral for Securities on Loan	2
Payables to Vanguard	5
Total Liabilities	498
Net Assets	93,393
1 Includes $2,000 of securities on loan.
At November 30, 2023, net assets consisted of:

Paid-in Capital	98,229
Total Distributable Earnings (Loss)	(4,836)
Net Assets	93,393

Net Assets
Applicable to 920,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	93,393
Net Asset Value Per Share	$101.51

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF
Statement of Operations

Year Ended November 30, 2023
($000)
Investment Income
Income
Dividends	2,160
Interest[1]	22
Securities Lending—Net	21
Total Income	2,203
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	44
Marketing and Distribution	—
Custodian Fees	1
Auditing Fees	28
Shareholders’ Reports	25
Trustees’ Fees and Expenses	—
Professional Services	16
Total Expenses	114
Expenses Paid Indirectly	(1)
Net Expenses	113
Net Investment Income	2,090
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	605
Futures Contracts	34
Realized Net Gain (Loss)	639
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(1,774)
Futures Contracts	(3)
Change in Unrealized Appreciation (Depreciation)	(1,777)
Net Increase (Decrease) in Net Assets Resulting from Operations	952
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $21,000, less than $1,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $3,789,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF
Statement of Changes in Net Assets

	Year Ended November 30,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,090	1,311
Realized Net Gain (Loss)	639	2,030
Change in Unrealized Appreciation (Depreciation)	(1,777)	(43)
Net Increase (Decrease) in Net Assets Resulting from Operations	952	3,298
Distributions
Total Distributions	(2,061)	(1,062)
Capital Share Transactions
Issued	31,343	42,084
Issued in Lieu of Cash Distributions	—	—
Redeemed	(17,629)	(10,661)
Net Increase (Decrease) from Capital Share Transactions	13,714	31,423
Total Increase (Decrease)	12,605	33,659
Net Assets
Beginning of Period	80,788	47,129
End of Period	93,393	80,788

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$102.91	$100.28	$87.08	$91.10	$81.69
Investment Operations
Net Investment Income[1]	2.373	2.160	1.374	1.779	2.632
Net Realized and Unrealized Gain (Loss) on Investments	(1.354)	2.231	13.497	(3.776)	8.996
Total from Investment Operations	1.019	4.391	14.871	(1.997)	11.628
Distributions
Dividends from Net Investment Income	(2.419)	(1.761)	(1.671)	(2.023)	(2.218)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.419)	(1.761)	(1.671)	(2.023)	(2.218)
Net Asset Value, End of Period	$101.51	$102.91	$100.28	$87.08	$91.10
Total Return	1.13%	4.46%	17.22%	-1.99%	14.58%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$93	$81	$47	$57	$91
Ratio of Total Expenses to Average Net Assets	0.13%[2]	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	2.40%	2.18%	1.43%	2.14%	3.05%
Portfolio Turnover Rate	26%[3]	32%[3]	46%[3]	83%[3]	23%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.13%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF
Notes to Financial Statements
Vanguard U.S. Minimum Volatility ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

U.S. Minimum Volatility ETF
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

U.S. Minimum Volatility ETF
For the year ended November 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2023, the fund had contributed to Vanguard capital in the amount of $3,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2023, custodian fee offset arrangements reduced the fund’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2023, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These

U.S. Minimum Volatility ETF
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	3,761
Total Distributable Earnings (Loss)	(3,761)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	408
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	5,403
Capital Loss Carryforwards	(10,647)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(4,836)
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	2,061	1,062
Long-Term Capital Gains	—	—
Total	2,061	1,062
*	Includes short-term capital gains, if any.
As of November 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	87,653
Gross Unrealized Appreciation	9,740
Gross Unrealized Depreciation	(4,337)
Net Unrealized Appreciation (Depreciation)	5,403

U.S. Minimum Volatility ETF
F.	During the year ended November 30, 2023, the fund purchased $53,740,000 of investment securities and sold $40,012,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $17,558,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2023, such purchases were $440,000 and sales were $218,000, resulting in net realized loss of $50,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital shares issued and redeemed were:

	Year Ended November 30,
	2023 Shares (000)	2022 Shares (000)

Issued	315	425
Issued in Lieu of Cash Distributions	—	—
Redeemed	(180)	(110)
Net Increase (Decrease) in Shares Outstanding	135	315
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At November 30, 2023, one shareholder was a record or beneficial owner of 40% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to November 30, 2023, that would require recognition or disclosure in these financial statements.

U.S. Momentum Factor ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 13, 2018, Through November 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended November 30, 2023
	One Year	Five Years	Since Inception (2/13/2018)	Final Value of a $10,000 Investment
U.S. Momentum Factor ETF Net Asset Value	-0.06%	10.60%	9.58%	$16,991
U.S. Momentum Factor ETF Market Price	0.02	10.60	9.59	17,001
Russell 3000 Index	12.61	11.77	11.02	18,324
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2023
	One Year	Five Years	Since Inception (2/13/2018)
U.S. Momentum Factor ETF Market Price	0.02%	65.53%	70.01%
U.S. Momentum Factor ETF Net Asset Value	-0.06	65.49	69.91
Russell 3000 Index	12.61	74.44	83.24
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

U.S. Momentum Factor ETF
Fund Allocation
As of November 30, 2023
Basic Materials	2.0%
Consumer Discretionary	18.7
Consumer Staples	2.2
Energy	5.8
Financials	7.2
Health Care	10.0
Industrials	23.5
Real Estate	0.8
Technology	27.5
Telecommunications	2.0
Utilities	0.3
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Momentum Factor ETF
Financial Statements
Schedule of Investments
As of November 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Basic Materials (2.0%)
	Linde plc	2,134	883
	Reliance Steel & Aluminum Co.	2,617	720
	Boise Cascade Co.	5,880	643
	Southern Copper Corp.	7,945	572
	NewMarket Corp.	1,040	552
	Carpenter Technology Corp.	5,650	400
	Mueller Industries Inc.	9,185	381
	Orion SA	13,512	322
	Olympic Steel Inc.	5,643	319
*	Uranium Energy Corp.	48,115	314
	Hawkins Inc.	4,908	302
	Worthington Industries Inc.	3,507	251
	Materion Corp.	1,987	225
	Koppers Holdings Inc.	4,421	200
	Haynes International Inc.	3,438	169
*	Ivanhoe Electric Inc.	13,312	151
*	Ecovyst Inc.	12,647	120
	UFP Industries Inc.	897	98
*	Energy Fuels Inc.	11,360	90
			6,712
Consumer Discretionary (18.6%)
*	Uber Technologies Inc.	85,046	4,795
*	Netflix Inc.	6,924	3,282
*	Booking Holdings Inc.	942	2,944
*	DraftKings Inc. Class A	49,930	1,909
	TJX Cos. Inc.	20,607	1,816
*	Chipotle Mexican Grill Inc.	817	1,799
	Lennar Corp. Class A	13,350	1,708
	PulteGroup Inc.	18,485	1,634
*	Deckers Outdoor Corp.	2,454	1,629
*	O'Reilly Automotive Inc.	1,604	1,576
*	NVR Inc.	238	1,465
	DR Horton Inc.	10,820	1,381
*	Amazon.com Inc.	9,133	1,334
*	Spotify Technology SA	7,122	1,318
	Tempur Sealy International Inc.	31,205	1,258
*	Royal Caribbean Cruises Ltd.	10,375	1,115
*	Skechers USA Inc. Class A	18,828	1,109
	BorgWarner Inc. (XNYS)	27,825	937
*	M/I Homes Inc.	8,305	876
*	Wayfair Inc. Class A	14,707	821
*	Copart Inc.	15,885	798
*	Light & Wonder Inc.	8,541	755
		Shares	Market Value• ($000)
*	Abercrombie & Fitch Co. Class A	9,744	740
	PVH Corp.	7,467	730
	Toll Brothers Inc.	8,423	723
*	SkyWest Inc.	15,011	710
*	elf Beauty Inc.	5,808	686
*	Carnival Corp.	44,338	668
*	Taylor Morrison Home Corp.	14,644	660
	Rush Enterprises Inc. Class A	16,305	647
*	ACV Auctions Inc. Class A	41,046	642
	Meritage Homes Corp.	4,499	636
*	Coty Inc. Class A	51,370	586
*	Asbury Automotive Group Inc.	2,757	579
*	Green Brick Partners Inc.	12,063	572
	Ross Stores Inc.	4,229	551
	Winmark Corp.	1,271	547
	Inter Parfums Inc.	4,280	536
	Wingstop Inc.	2,175	523
*	Trade Desk Inc. Class A	6,601	465
*	Duolingo Inc.	2,160	459
	Hyatt Hotels Corp. Class A	3,855	442
*	Cars.com Inc.	23,004	428
*	Floor & Decor Holdings Inc. Class A	4,635	425
	TKO Group Holdings Inc.	5,480	424
*	Sphere Entertainment Co.	12,320	422
	Wynn Resorts Ltd.	4,966	419
*	Arlo Technologies Inc.	44,455	404
*	Carvana Co.	12,766	400
*	Instructure Holdings Inc.	15,292	400
*	Beazer Homes USA Inc.	14,957	394
*	Dream Finders Homes Inc. Class A	15,741	383
	International Game Technology plc	14,118	377
	Steelcase Inc. Class A	29,957	369
*	Cinemark Holdings Inc.	25,656	366
*	Hovnanian Enterprises Inc. Class A	3,886	351
*	Integral Ad Science Holding Corp.	23,899	349
*	U-Haul Holding Co. (XNYS)	6,116	346
*	WW International Inc.	46,032	332
*	Life Time Group Holdings Inc.	21,698	329
	Dillard's Inc. Class A	916	318
*	Cooper-Standard Holdings Inc.	17,075	303
*	Coursera Inc.	14,960	295
*	PROG Holdings Inc.	10,734	293

U.S. Momentum Factor ETF
		Shares	Market Value• ($000)
*	Skyline Champion Corp.	4,542	273
*	PowerSchool Holdings Inc. Class A	11,501	268
*	Cardlytics Inc.	31,059	247
	Bloomin' Brands Inc.	10,122	236
*	Tri Pointe Homes Inc.	7,823	228
	Lennar Corp. Class B	1,921	220
	Penske Automotive Group Inc.	1,468	219
	Build-A-Bear Workshop Inc.	8,648	211
*	Nerdy Inc.	73,367	191
*	XPEL Inc.	4,108	188
	Alta Equipment Group Inc.	18,071	172
*	Grand Canyon Education Inc.	1,246	170
*	Ollie's Bargain Outlet Holdings Inc.	2,303	169
	Century Communities Inc.	2,263	163
*	OneSpaWorld Holdings Ltd.	13,515	163
	Upbound Group Inc.	5,510	160
*	Madison Square Garden Sports Corp.	892	151
	HNI Corp.	3,683	144
*	Holley Inc.	34,050	141
*	Solo Brands Inc. Class A	26,282	137
*	Cavco Industries Inc.	475	134
	Laureate Education Inc.	10,142	133
	Perdoceo Education Corp.	7,654	133
*	Adtalem Global Education Inc.	2,323	132
*	AutoNation Inc.	937	127
	Haverty Furniture Cos. Inc.	3,596	113
	Williams-Sonoma Inc.	585	110
*	Red Robin Gourmet Burgers Inc.	12,355	109
*	Chuy's Holdings Inc.	3,061	108
*	Kura Sushi USA Inc. Class A	1,691	106
	Lithia Motors Inc.	381	102
	Red Rock Resorts Inc. Class A	2,242	100
	New York Times Co. Class A	1,586	75
	Aaron's Co. Inc.	8,255	73
	A-Mark Precious Metals Inc.	2,434	70
*	Atlanta Braves Holdings Inc. Class A	1,724	70
*	Gannett Co. Inc.	37,522	69
*	Traeger Inc.	21,935	49
*	MasterCraft Boat Holdings Inc.	937	19
			62,171
Consumer Staples (2.2%)
	McKesson Corp.	3,264	1,536
*	BellRing Brands Inc.	23,867	1,263
	Mondelez International Inc. Class A	15,611	1,109
*	Celsius Holdings Inc.	19,299	955
*	Performance Food Group Co.	7,248	471
	Cencora Inc.	2,217	451
*	Vita Coco Co. Inc.	15,529	436
*	Sprouts Farmers Market Inc.	7,697	332
	Spectrum Brands Holdings Inc.	3,857	267
	Andersons Inc.	4,366	218
	John B Sanfilippo & Son Inc.	1,553	143
	Vector Group Ltd.	8,562	92
	Coca-Cola Consolidated Inc.	114	84
			7,357
		Shares	Market Value• ($000)
Energy (5.8%)
	Marathon Petroleum Corp.	20,778	3,100
	Phillips 66	12,037	1,552
	TechnipFMC plc	62,347	1,292
	Archrock Inc.	70,640	1,024
	Schlumberger NV	18,732	975
*	Helix Energy Solutions Group Inc.	100,645	938
*	Weatherford International plc	10,267	931
	Warrior Met Coal Inc.	11,778	659
*	Tidewater Inc.	10,642	639
*	Newpark Resources Inc.	90,562	629
*	Gulfport Energy Corp.	4,330	593
	Noble Corp. plc	12,297	567
	PBF Energy Inc. Class A	11,856	526
*	Par Pacific Holdings Inc.	14,554	499
*	Oceaneering International Inc.	23,584	487
	ChampionX Corp.	15,929	467
	CONSOL Energy Inc.	3,552	379
*	Oil States International Inc.	52,184	360
	Equitrans Midstream Corp.	36,539	343
*	Expro Group Holdings NV	20,158	314
*	Fluence Energy Inc.	12,364	310
	Alpha Metallurgical Resources Inc.	1,046	294
	Arcosa Inc.	3,485	259
	Civitas Resources Inc.	3,644	250
	Ramaco Resources Inc. Class A	13,301	222
*	TETRA Technologies Inc.	45,147	213
*	Seadrill Ltd.	4,561	202
	SunCoke Energy Inc.	20,095	187
*	Centrus Energy Corp. Class A	3,459	173
	Permian resources Corp.	12,654	166
*	Borr Drilling Ltd.	23,651	149
*	REX American Resources Corp.	2,764	136
	Core Laboratories Inc.	7,574	134
*	Hallador Energy Co.	9,611	121
	Arch Resources Inc.	590	98
	Evolution Petroleum Corp.	9,923	59
			19,247
Financials (7.1%)
	JPMorgan Chase & Co.	15,586	2,433
	Arthur J Gallagher & Co.	8,118	2,021
	First Citizens BancShares Inc. Class A	889	1,305
	Unum Group	25,242	1,085
	Kinsale Capital Group Inc.	2,406	842
	Ares Management Corp. Class A	7,269	816
	Apollo Global Management Inc.	8,797	809
*	Arch Capital Group Ltd.	9,558	800
*	Oscar Health Inc. Class A	84,660	720
	XP Inc. Class A	30,470	710
*	NU Holdings Ltd. Class A	86,387	703
*	SoFi Technologies Inc.	87,922	641
	RenaissanceRe Holdings Ltd.	2,956	634
	Primerica Inc.	2,832	593
	Federal Agricultural Mortgage Corp. Class C	3,426	568
	MGIC Investment Corp.	29,657	522
*	Genworth Financial Inc. Class A	87,946	518
*	Riot Platforms Inc.	41,286	518
*	Ryan Specialty Holdings Inc.	11,243	516

U.S. Momentum Factor ETF
		Shares	Market Value• ($000)
	OneMain Holdings Inc.	12,121	513
	Interactive Brokers Group Inc. Class A	6,196	482
*	Goosehead Insurance Inc. Class A	6,434	472
	New York Community Bancorp Inc.	48,711	458
*	SiriusPoint Ltd.	41,927	448
*,1	Upstart Holdings Inc.	15,330	410
[1]	UWM Holdings Corp.	74,584	406
*	Bancorp Inc.	9,839	384
	City Holding Co.	3,859	372
	Aflac Inc.	4,455	368
	Radian Group Inc.	12,966	333
	HCI Group Inc.	3,466	294
	Nelnet Inc. Class A	3,346	281
	Pathward Financial Inc.	5,190	257
	Evercore Inc. Class A	1,473	217
*	eHealth Inc.	25,449	189
	RLI Corp.	1,216	165
*	Assetmark Financial Holdings Inc.	6,179	158
	Brown & Brown Inc.	1,867	140
*	World Acceptance Corp.	1,118	125
	Old Republic International Corp.	3,964	116
*	Mr Cooper Group Inc.	1,833	111
	Universal Insurance Holdings Inc.	6,358	108
	Perella Weinberg Partners	9,191	108
*	Enova International Inc.	2,434	100
			23,769
Health Care (9.9%)
	Eli Lilly & Co.	4,972	2,939
*	Boston Scientific Corp.	36,710	2,052
*	Intuitive Surgical Inc.	5,450	1,694
*	Vertex Pharmaceuticals Inc.	2,405	853
	Cardinal Health Inc.	7,521	805
*	Medpace Holdings Inc.	2,715	735
*	Regeneron Pharmaceuticals Inc.	756	623
*	Arcellx Inc.	11,866	623
*	Cymabay Therapeutics Inc.	31,542	603
*	Exact Sciences Corp.	9,322	597
*	Nuvalent Inc. Class A	8,814	576
*	Cabaletta Bio Inc.	34,336	551
*	Amphastar Pharmaceuticals Inc.	9,571	539
*	Biohaven Ltd.	15,195	506
*	Ideaya Biosciences Inc.	15,928	501
*	Bridgebio Pharma Inc.	16,741	481
*	Arcturus Therapeutics Holdings Inc.	20,110	481
*	Disc Medicine Inc.	8,419	465
*	Crinetics Pharmaceuticals Inc.	14,228	452
*	ADMA Biologics Inc.	122,063	452
*	Tenet Healthcare Corp.	6,536	451
*	RxSight Inc.	14,535	438
*	Quanterix Corp.	18,109	434
*	MiMedx Group Inc.	54,975	427
*	Ardelyx Inc.	93,845	423
*	UFP Technologies Inc.	2,400	399
*	Biomea Fusion Inc.	25,808	389
*	Vaxcyte Inc.	7,395	383
*	Krystal Biotech Inc.	3,574	373
*	Insmed Inc.	14,333	359
*	NeoGenomics Inc.	19,337	351
		Shares	Market Value• ($000)
*	Aurinia Pharmaceuticals Inc.	40,485	350
*	Immunovant Inc.	8,855	346
*	REVOLUTION Medicines Inc.	14,729	344
*	Mirum Pharmaceuticals Inc.	10,720	344
*	10X Genomics Inc. Class A	7,781	339
*	Roivant Sciences Ltd.	35,181	336
*	Exelixis Inc.	15,349	335
*	Amneal Pharmaceuticals Inc.	77,064	332
*	Amicus Therapeutics Inc.	28,974	319
*	Protagonist Therapeutics Inc.	17,469	318
*	Viking Therapeutics Inc.	25,328	310
*	89bio Inc.	37,680	303
*	ANI Pharmaceuticals Inc.	5,975	298
*	DaVita Inc.	2,865	291
*	PetIQ Inc.	16,091	280
*	Hims & Hers Health Inc.	31,054	276
*	EyePoint Pharmaceuticals Inc.	43,078	269
*	RadNet Inc.	8,070	268
*	SI-BONE Inc.	13,184	250
*	Tango Therapeutics Inc.	31,995	243
*	Alphatec Holdings Inc.	19,598	233
*	Vera Therapeutics Inc.	17,199	233
*	Haemonetics Corp.	2,872	232
*	Align Technology Inc.	1,071	229
*,1	PDS Biotechnology Corp.	43,145	227
*	Penumbra Inc.	1,017	226
*	Tactile Systems Technology Inc.	16,810	224
*	Vericel Corp.	6,150	219
*	Madrigal Pharmaceuticals Inc.	1,055	214
*	Liquidia Corp.	29,281	210
*	Inozyme Pharma Inc.	53,040	204
*	Kiniksa Pharmaceuticals Ltd. Class A	12,347	200
*	Marinus Pharmaceuticals Inc.	29,120	196
*,1	UroGen Pharma Ltd.	14,756	195
*	LifeStance Health Group Inc.	28,003	192
*	ACADIA Pharmaceuticals Inc.	8,544	190
*	Voyager Therapeutics Inc.	25,032	182
*	Axsome Therapeutics Inc.	2,596	175
*	Collegium Pharmaceutical Inc.	6,715	172
*	TG Therapeutics Inc.	13,167	169
	Encompass Health Corp.	2,428	158
*	Summit Therapeutics Inc. (XNMS)	76,952	156
*	Harrow Inc.	16,154	149
	Stryker Corp.	474	140
*	Phathom Pharmaceuticals Inc.	19,548	137
*	Theravance Biopharma Inc.	12,696	133
*	Ocular Therapeutix Inc.	51,856	129
*	Brookdale Senior Living Inc.	21,892	116
*	Aldeyra Therapeutics Inc.	41,019	114
*	KalVista Pharmaceuticals Inc.	12,999	110
*	scPharmaceuticals Inc.	18,971	103
*	X4 Pharmaceuticals Inc.	127,934	100
*	HealthEquity Inc.	1,404	94
*	OraSure Technologies Inc.	12,815	94
*	Prestige Consumer Healthcare Inc.	1,487	85
*	4D Molecular Therapeutics Inc.	4,177	53
*	Assertio Holdings Inc.	11,023	11
			33,110

U.S. Momentum Factor ETF
		Shares	Market Value• ($000)
Industrials (23.4%)
	General Electric Co.	40,734	4,961
	Eaton Corp. plc	16,257	3,702
	Parker-Hannifin Corp.	6,361	2,755
	FedEx Corp.	10,495	2,716
	Trane Technologies plc	9,924	2,237
	Caterpillar Inc.	6,608	1,657
	EMCOR Group Inc.	7,471	1,588
	TransDigm Group Inc.	1,552	1,494
	Allison Transmission Holdings Inc.	26,587	1,422
	Simpson Manufacturing Co. Inc.	8,235	1,375
	Comfort Systems USA Inc.	6,254	1,211
*	Saia Inc.	3,077	1,201
*	Fair Isaac Corp.	1,058	1,151
*	XPO Inc.	13,277	1,146
	Crane NXT Co.	21,474	1,105
*	Builders FirstSource Inc.	7,743	1,038
	United Rentals Inc.	2,164	1,030
	PACCAR Inc.	10,776	989
	Badger Meter Inc.	6,112	901
	Dorian LPG Ltd.	21,138	895
	Griffon Corp.	19,223	894
	WW Grainger Inc.	1,109	872
*	Boeing Co.	3,643	844
	Applied Industrial Technologies Inc.	4,866	779
*	API Group Corp.	24,687	749
	Carrier Global Corp.	14,120	734
*	Axon Enterprise Inc.	3,190	733
*	Huron Consulting Group Inc.	7,040	733
	Owens Corning	5,239	710
*	Atkore Inc.	5,126	666
*	TopBuild Corp.	2,215	655
*	Trex Co. Inc.	9,291	653
	Eagle Materials Inc.	3,559	644
	nVent Electric plc	12,036	641
*	ATI Inc.	14,159	622
	Hubbell Inc.	2,057	617
	Vontier Corp.	18,184	613
	Teekay Tankers Ltd. Class A	12,255	609
	Curtiss-Wright Corp.	2,803	600
	International Seaways Inc.	13,152	600
	EnPro Industries Inc.	4,532	582
	Terex Corp.	11,646	576
*,1	Archer Aviation Inc. Class A	96,334	576
	Lennox International Inc.	1,405	571
	MSA Safety Inc.	3,185	555
*	Fiserv Inc.	3,924	512
	Schneider National Inc. Class B	22,142	510
	Nordic American Tankers Ltd.	130,225	505
	FTAI Aviation Ltd.	12,196	503
*	Limbach Holdings Inc.	13,041	497
	Booz Allen Hamilton Holding Corp.	3,937	493
*	CBIZ Inc.	8,508	493
*	Sterling Infrastructure Inc.	7,653	486
*	Blue Bird Corp.	25,318	483
*	Remitly Global Inc.	22,382	482
	Powell Industries Inc.	5,721	476
	GATX Corp.	4,362	475
*	Cimpress plc	6,686	471
	Woodward Inc.	3,442	465
	Hyster-Yale Materials Handling Inc.	9,588	457
		Shares	Market Value• ($000)
	Greenbrier Cos. Inc.	11,539	435
	Watsco Inc.	1,138	435
	AAON Inc.	6,942	435
	H&E Equipment Services Inc.	9,802	434
*	Evolv Technologies Holdings Inc.	106,927	428
*	Teekay Corp.	60,990	421
*	Modine Manufacturing Co.	8,454	416
	Primoris Services Corp.	13,623	414
*	SPX Technologies Inc.	4,770	407
	Covenant Logistics Group Inc.	9,347	398
	Pentair plc	6,163	398
	ICF International Inc.	2,798	392
*	StoneCo. Ltd. Class A	25,106	392
*	Affirm Holdings Inc.	11,280	388
*	Thermon Group Holdings Inc.	12,821	387
	Standex International Corp.	2,863	383
*	American Woodmark Corp.	5,213	377
	Quanta Services Inc.	1,991	375
*	Aurora Innovation Inc.	165,894	363
	McGrath RentCorp.	3,497	356
	Watts Water Technologies Inc. Class A	1,833	353
*	FleetCor Technologies Inc.	1,420	341
	Encore Wire Corp.	1,812	334
*	Joby Aviation Inc.	56,016	334
*	JELD-WEN Holding Inc.	20,839	333
*	PGT Innovations Inc.	10,345	333
*	AAR Corp.	4,739	328
	Belden Inc.	4,870	324
	WESCO International Inc.	2,019	315
*	GMS Inc.	4,439	300
*	Manitowoc Co. Inc.	20,467	293
	Wabash National Corp.	12,458	273
	Flex LNG Ltd.	9,387	272
*	Construction Partners Inc. Class A	6,283	264
	A O Smith Corp.	3,452	260
	CSW Industrials Inc.	1,459	259
	CRA International Inc.	2,627	249
*	Leonardo DRS Inc.	13,073	241
	Federal Signal Corp.	3,468	239
*	TriNet Group Inc.	2,063	239
*	Kratos Defense & Security Solutions Inc.	12,449	237
*	Flywire Corp.	9,711	226
*	AZEK Co. Inc.	6,190	213
	Moog Inc. Class A	1,463	205
*	Gibraltar Industries Inc.	2,976	200
*,1	Eos Energy Enterprises Inc.	180,638	199
	Esab Corp.	2,577	199
*	AeroVironment Inc.	1,399	193
*	Shift4 Payments Inc. Class A	2,842	187
*	MYR Group Inc.	1,474	183
	Old Dominion Freight Line Inc.	414	161
*	V2X Inc.	3,751	159
*	Mirion Technologies Inc.	17,632	157
	Maximus Inc.	1,817	152
	Installed Building Products Inc.	1,001	151
*	AvidXchange Holdings Inc.	13,927	149
	Scorpio Tankers Inc.	2,645	145
	EnerSys	1,557	138
	LSI Industries Inc.	10,367	136
*	Hudson Technologies Inc.	10,892	135
	Tennant Co.	1,489	127

U.S. Momentum Factor ETF
		Shares	Market Value• ($000)
	Enerpac Tool Group Corp.	4,525	124
	Mueller Water Products Inc. Class A	9,243	123
*	CECO Environmental Corp.	6,327	122
	Patrick Industries Inc.	1,426	117
*	DXP Enterprises Inc.	3,764	110
	AECOM	1,147	102
*	Legalzoom.com Inc.	8,748	101
*	GXO Logistics Inc.	1,784	100
*	Astronics Corp.	6,646	99
	VSE Corp.	1,619	98
	Columbus McKinnon Corp.	2,747	96
	Verisk Analytics Inc.	392	95
	Matson Inc.	982	94
	Ardmore Shipping Corp.	6,494	88
	ESCO Technologies Inc.	827	87
	ArcBest Corp.	714	85
*	Vicor Corp.	2,290	84
	Preformed Line Products Co.	586	73
*	OSI Systems Inc.	568	70
	DHT Holdings Inc.	5,994	60
			78,208
Real Estate (0.8%)
*	Forestar Group Inc.	16,980	518
*	Zillow Group Inc. Class C	12,376	507
*	Opendoor Technologies Inc.	141,077	425
*	Redfin Corp.	54,637	381
	St. Joe Co.	6,680	343
	eXp World Holdings Inc.	14,968	181
	DigitalBridge Group Inc.	8,042	139
			2,494
Technology (27.4%)
*	Cadence Design Systems Inc.	17,169	4,692
*	Palo Alto Networks Inc.	15,269	4,506
*	Meta Platforms Inc. Class A	13,148	4,301
	NVIDIA Corp.	8,822	4,126
	Broadcom Inc.	3,978	3,683
*	Synopsys Inc.	6,736	3,659
	Oracle Corp.	30,865	3,587
*	Advanced Micro Devices Inc.	29,373	3,559
	Lam Research Corp.	4,522	3,237
	Applied Materials Inc.	19,888	2,979
*	Adobe Inc.	4,695	2,869
*	Alphabet Inc. Class C	18,993	2,544
*	ServiceNow Inc.	3,460	2,373
*	Salesforce Inc.	8,605	2,168
	KLA Corp.	3,789	2,064
*	Workday Inc. Class A	7,253	1,964
	Jabil Inc.	15,679	1,808
	Intel Corp.	39,118	1,749
*	Alphabet Inc. Class A	12,633	1,674
	Microsoft Corp.	4,167	1,579
	Marvell Technology Inc.	27,850	1,552
*	Palantir Technologies Inc. Class A	58,290	1,169
*	Nutanix Inc. Class A	25,094	1,081
*	Rambus Inc.	15,931	1,078
*	HubSpot Inc.	1,952	964
*	Insight Enterprises Inc.	5,760	872
*	Axcelis Technologies Inc.	6,641	825
*	Onto Innovation Inc.	5,662	798
*	Workiva Inc.	7,795	750
*	ON Semiconductor Corp.	10,499	749
*	MongoDB Inc.	1,793	745
*	SPS Commerce Inc.	3,976	685
*	AppLovin Corp. Class A	18,155	680
		Shares	Market Value• ($000)
*,1	IonQ Inc.	55,179	675
*	MicroStrategy Inc. Class A	1,275	635
*,1	C3.ai Inc. Class A	21,333	621
*	Fastly Inc. Class A	31,687	526
*	Navitas Semiconductor Corp.	75,519	524
*	Weave Communications Inc.	54,225	512
*	Vertiv Holdings Co. Class A	11,677	510
*	Cleanspark Inc.	76,990	480
*	Fabrinet	2,915	472
*,1	Bit Digital Inc.	177,739	459
*	Kyndryl Holdings Inc.	25,478	459
*	Freshworks Inc. Class A	22,686	454
*	Confluent Inc. Class A	21,154	449
*	Elastic NV	5,525	444
*	Lattice Semiconductor Corp.	7,177	420
*	Manhattan Associates Inc.	1,828	408
*,1	Cipher Mining Inc.	146,186	405
*	Intapp Inc.	10,742	403
*	Gartner Inc.	921	401
*	AvePoint Inc.	47,504	389
*	Applied Digital Corp.	82,733	386
*	Braze Inc. Class A	6,984	384
*	Schrodinger Inc.	12,010	373
*	DoorDash Inc. Class A	3,940	370
	CTS Corp.	9,250	358
	Adeia Inc.	38,432	353
*	PDF Solutions Inc.	11,465	344
*	Parsons Corp.	5,515	344
*	Procore Technologies Inc.	5,828	344
*	ANSYS Inc.	1,166	342
*	Yext Inc.	49,338	327
*	Aehr Test Systems	14,200	326
*	PTC Inc.	2,045	322
	Bentley Systems Inc. Class B	6,184	322
*	Appfolio Inc. Class A	1,692	320
*	Innodata Inc.	46,661	315
*	PROS Holdings Inc.	7,767	284
*	Terawulf Inc.	243,733	283
	Intuit Inc.	483	276
*	Sprinklr Inc. Class A	17,543	275
*	Digimarc Corp.	8,071	270
*	Agilysys Inc.	3,036	261
*	ACM Research Inc. Class A	14,642	244
	Monolithic Power Systems Inc.	436	239
*	Guidewire Software Inc.	2,383	238
*	LiveRamp Holdings Inc.	6,370	211
*	Altair Engineering Inc. Class A	2,778	201
*	Squarespace Inc. Class A	7,085	199
*	PAR Technology Corp.	4,789	176
*	Dynatrace Inc.	3,069	164
*	DoubleVerify Holdings Inc.	4,749	158
*	Credo Technology Group Holding Ltd.	8,322	149
*	Allegro MicroSystems Inc.	5,295	144
*	Cohu Inc.	4,075	129
*	Alkami Technology Inc.	5,614	128
*	N-Able Inc.	10,569	126
*	Magnite Inc.	13,796	111
*	Okta Inc.	1,609	108
*	Western Digital Corp.	2,120	102
*	SMART Global Holdings Inc.	5,971	100
	Sapiens International Corp. NV	3,831	99
*,1	BigBear.ai Holdings Inc.	56,872	97
*	CACI International Inc. Class A	288	92

U.S. Momentum Factor ETF
		Shares	Market Value• ($000)
*	Pinterest Inc. Class A	2,639	90
*	Eventbrite Inc. Class A	10,811	76
*	Asure Software Inc.	8,943	71
	NVE Corp.	917	66
*	inTEST Corp.	4,403	58
			91,470
Telecommunications (2.0%)
	Comcast Corp. Class A	48,262	2,022
*	Arista Networks Inc.	7,195	1,581
*	Charter Communications Inc. Class A	2,866	1,147
	Telephone and Data Systems Inc.	31,860	627
	Bel Fuse Inc. Class B	7,858	425
*	Roku Inc.	2,695	281
*	Extreme Networks Inc.	12,830	207
	Spok Holdings Inc.	12,244	205
	Motorola Solutions Inc.	459	148
	InterDigital Inc.	1,021	102
			6,745
Utilities (0.3%)
*	Clean Harbors Inc.	4,468	723
*	Enviri Corp.	54,965	324
			1,047
Total Common Stocks (Cost $291,854)			332,330
		Shares	Market Value• ($000)
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[2,3]	Vanguard Market Liquidity Fund, 5.438% (Cost $4,314)	43,150	4,314
Total Investments (100.8%) (Cost $296,168)			336,644
Other Assets and Liabilities—Net (-0.8%)			(2,807)
Net Assets (100%)			333,837
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,865,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $3,281,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2023	5	1,144	15
Micro E-mini S&P 500 Index	December 2023	1	23	1
				16

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF
Statement of Assets and Liabilities
As of November 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $291,854)	332,330
Affiliated Issuers (Cost $4,314)	4,314
Total Investments in Securities	336,644
Investment in Vanguard	11
Cash	24
Cash Collateral Pledged—Futures Contracts	66
Receivables for Investment Securities Sold	1,199
Receivables for Accrued Income	250
Variation Margin Receivable—Futures Contracts	4
Total Assets	338,198
Liabilities
Payables for Investment Securities Purchased	1,063
Collateral for Securities on Loan	3,281
Payables to Vanguard	17
Total Liabilities	4,361
Net Assets	333,837
1 Includes $2,865,000 of securities on loan.
At November 30, 2023, net assets consisted of:

Paid-in Capital	345,392
Total Distributable Earnings (Loss)	(11,555)
Net Assets	333,837

Net Assets
Applicable to 2,775,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	333,837
Net Asset Value Per Share	$120.30

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF
Statement of Operations

Year Ended November 30, 2023
($000)
Investment Income
Income
Dividends[1]	3,395
Interest[2]	67
Securities Lending—Net	208
Total Income	3,670
Expenses
The Vanguard Group—Note B
Investment Advisory Services	89
Management and Administrative	215
Marketing and Distribution	17
Custodian Fees	1
Auditing Fees	28
Shareholders’ Reports	34
Trustees’ Fees and Expenses	—
Other Expenses	17
Total Expenses	401
Expenses Paid Indirectly	(1)
Net Expenses	400
Net Investment Income	3,270
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	(5,167)
Futures Contracts	103
Realized Net Gain (Loss)	(5,064)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	3,350
Futures Contracts	(39)
Change in Unrealized Appreciation (Depreciation)	3,311
Net Increase (Decrease) in Net Assets Resulting from Operations	1,517
1	Dividends are net of foreign withholding taxes of $2,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $63,000, less than $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $18,888,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF
Statement of Changes in Net Assets

	Year Ended November 30,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,270	3,593
Realized Net Gain (Loss)	(5,064)	(14,964)
Change in Unrealized Appreciation (Depreciation)	3,311	5,322
Net Increase (Decrease) in Net Assets Resulting from Operations	1,517	(6,049)
Distributions
Total Distributions	(3,438)	(3,256)
Capital Share Transactions
Issued	189,620	147,546
Issued in Lieu of Cash Distributions	—	—
Redeemed	(137,717)	(45,302)
Net Increase (Decrease) from Capital Share Transactions	51,903	102,244
Total Increase (Decrease)	49,982	92,939
Net Assets
Beginning of Period	283,855	190,916
End of Period	333,837	283,855

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$121.83	$132.12	$106.33	$85.18	$76.73
Investment Operations
Net Investment Income[1]	1.232	2.072	1.227	.552	.985
Net Realized and Unrealized Gain (Loss) on Investments	(1.405)	(10.460)	25.325	21.279	8.336
Total from Investment Operations	(.173)	(8.388)	26.552	21.831	9.321
Distributions
Dividends from Net Investment Income	(1.357)	(1.902)	(.762)	(.681)	(.871)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.357)	(1.902)	(.762)	(.681)	(.871)
Net Asset Value, End of Period	$120.30	$121.83	$132.12	$106.33	$85.18
Total Return	-0.06%	-6.27%	25.01%	25.91%	12.25%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$334	$284	$191	$58	$32
Ratio of Total Expenses to Average Net Assets	0.13%[2]	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	1.07%	1.76%	0.95%	0.62%	1.24%
Portfolio Turnover Rate	73%[3]	88%[3]	103%[3]	115%[3]	118%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.13%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF
Notes to Financial Statements
Vanguard U.S. Momentum Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

U.S. Momentum Factor ETF
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

U.S. Momentum Factor ETF
For the year ended November 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2023, the fund had contributed to Vanguard capital in the amount of $11,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2023, custodian fee offset arrangements reduced the fund’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2023, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These

U.S. Momentum Factor ETF
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	18,879
Total Distributable Earnings (Loss)	(18,879)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	796
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	40,380
Capital Loss Carryforwards	(52,731)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(11,555)
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	3,438	3,256
Long-Term Capital Gains	—	—
Total	3,438	3,256
*	Includes short-term capital gains, if any.
As of November 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	296,264
Gross Unrealized Appreciation	52,626
Gross Unrealized Depreciation	(12,246)
Net Unrealized Appreciation (Depreciation)	40,380

U.S. Momentum Factor ETF
F.	During the year ended November 30, 2023, the fund purchased $409,738,000 of investment securities and sold $358,165,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $133,630,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2023, such purchases were $4,480,000 and sales were $7,807,000, resulting in net realized loss of $255,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital shares issued and redeemed were:

	Year Ended November 30,
	2023 Shares (000)	2022 Shares (000)

Issued	1,615	1,260
Issued in Lieu of Cash Distributions	—	—
Redeemed	(1,170)	(375)
Net Increase (Decrease) in Shares Outstanding	445	885
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At November 30, 2023, one shareholder was a record or beneficial owner of 56% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to November 30, 2023, that would require recognition or disclosure in these financial statements.

U.S. Multifactor ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 13, 2018, Through November 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended November 30, 2023
	One Year	Five Years	Since Inception (2/13/2018)	Final Value of a $10,000 Investment
U.S. Multifactor ETF Net Asset Value	3.42%	8.97%	8.07%	$15,676
U.S. Multifactor ETF Market Price	3.49	8.97	8.08	15,686
Russell 3000 Index	12.61	11.77	11.02	18,324
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2023
	One Year	Five Years	Since Inception (2/13/2018)
U.S. Multifactor ETF Market Price	3.49%	53.68%	56.86%
U.S. Multifactor ETF Net Asset Value	3.42	53.64	56.76
Russell 3000 Index	12.61	74.44	83.24
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

U.S. Multifactor ETF
Fund Allocation
As of November 30, 2023
Basic Materials	4.2%
Consumer Discretionary	20.0
Consumer Staples	5.2
Energy	14.0
Financials	14.7
Health Care	7.6
Industrials	17.4
Real Estate	0.4
Technology	14.5
Telecommunications	2.0
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Multifactor ETF
Financial Statements
Schedule of Investments
As of November 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Basic Materials (4.2%)
	Nucor Corp.	8,430	1,433
	Mueller Industries Inc.	18,712	777
	UFP Industries Inc.	6,602	724
	Boise Cascade Co.	6,227	681
	Reliance Steel & Aluminum Co.	1,681	463
	Steel Dynamics Inc.	3,567	425
	CF Industries Holdings Inc.	5,473	411
	Olin Corp.	8,052	380
	Olympic Steel Inc.	6,029	341
	LyondellBasell Industries NV Class A	3,139	299
	Worthington Industries Inc.	4,051	290
	Westlake Corp.	2,161	277
	Hawkins Inc.	4,468	274
	Commercial Metals Co.	5,779	262
	Mosaic Co.	4,575	164
*	US Silica Holdings Inc.	13,942	157
	AdvanSix Inc.	5,653	148
	Cabot Corp.	1,800	137
	United States Steel Corp.	3,434	123
	Timken Co.	1,097	79
	Freeport-McMoRan Inc.	1,869	70
*	Clearwater Paper Corp.	1,907	67
*	TimkenSteel Corp.	3,084	63
	Southern Copper Corp.	837	60
			8,105
Consumer Discretionary (19.9%)
	PulteGroup Inc.	22,672	2,005
*	Booking Holdings Inc.	472	1,475
*	Taylor Morrison Home Corp.	32,447	1,463
*	AutoZone Inc.	405	1,057
	Walmart Inc.	6,519	1,015
*	O'Reilly Automotive Inc.	983	966
	TJX Cos. Inc.	10,466	922
	PVH Corp.	9,348	914
*	Airbnb Inc. Class A	6,842	864
*	M/I Homes Inc.	7,405	781
	Lennar Corp. Class A	5,299	678
	Academy Sports & Outdoors Inc.	12,430	632
*	American Airlines Group Inc.	46,125	573
	H&R Block Inc.	12,607	573
	Thor Industries Inc.	5,772	572
	Meritage Homes Corp.	3,962	560
	Signet Jewelers Ltd.	6,607	543
	Perdoceo Education Corp.	30,470	531
		Shares	Market Value• ($000)
*	Deckers Outdoor Corp.	781	519
	DR Horton Inc.	3,979	508
	Scholastic Corp.	13,161	500
*	NVR Inc.	76	468
	News Corp. Class B	20,287	467
	Tempur Sealy International Inc.	11,227	453
	Steelcase Inc. Class A	35,633	439
	Williams-Sonoma Inc.	2,247	421
*	Brinker International Inc.	11,490	414
*	YETI Holdings Inc.	9,177	391
*	Cavco Industries Inc.	1,358	384
	Lennar Corp. Class B	3,331	382
*	G-III Apparel Group Ltd.	13,042	375
	Ralph Lauren Corp.	2,862	370
	Dick's Sporting Goods Inc.	2,805	365
*	Skyline Champion Corp.	6,004	361
*	Expedia Group Inc.	2,631	358
*	Cars.com Inc.	18,649	347
	Ethan Allen Interiors Inc.	12,934	347
*	Urban Outfitters Inc.	9,539	341
*	Malibu Boats Inc. Class A	7,633	338
	Boyd Gaming Corp.	5,605	331
*	1-800-Flowers.com Inc. Class A	37,170	328
	Murphy USA Inc.	877	324
*	MasterCraft Boat Holdings Inc.	16,128	323
*	AutoNation Inc.	2,365	320
	Winnebago Industries Inc.	4,699	304
*	Beazer Homes USA Inc.	11,480	302
*	Tri Pointe Homes Inc.	10,339	302
	Build-A-Bear Workshop Inc.	12,351	302
*	Green Brick Partners Inc.	6,269	297
	KB Home	5,614	292
	Tapestry Inc.	8,968	284
	Upbound Group Inc.	9,542	278
	Aaron's Co. Inc.	31,399	277
	Oxford Industries Inc.	3,007	272
	Genuine Parts Co.	2,026	269
*	ODP Corp.	5,672	258
	MillerKnoll Inc.	9,903	255
*	SkyWest Inc.	5,227	247
	Haverty Furniture Cos. Inc.	7,644	240
	Nexstar Media Group Inc.	1,688	240
	LKQ Corp.	5,102	227
*	Asbury Automotive Group Inc.	1,068	224
*	Dream Finders Homes Inc. Class A	9,000	219
	American Eagle Outfitters Inc.	11,444	218
*	Royal Caribbean Cruises Ltd.	2,000	215
	Dana Inc.	16,208	214

U.S. Multifactor ETF
		Shares	Market Value• ($000)
*	Adient plc	6,509	210
*	Adtalem Global Education Inc.	3,638	207
	Movado Group Inc.	7,845	205
	Guess? Inc.	9,194	202
	Monarch Casino & Resort Inc.	3,173	200
	Rush Enterprises Inc. Class A	4,960	197
*	Abercrombie & Fitch Co. Class A	2,588	196
	Caleres Inc.	6,372	193
*	Lululemon Athletica Inc.	410	183
*	American Axle & Manufacturing Holdings Inc.	26,086	182
	La-Z-Boy Inc.	5,164	182
	Matthews International Corp. Class A	5,060	173
	BorgWarner Inc. (XNYS)	4,986	168
	PriceSmart Inc.	2,456	165
	Gap Inc.	8,157	164
*	Helen of Troy Ltd.	1,474	155
	Bath & Body Works Inc.	4,655	152
	Century Communities Inc.	2,066	149
*	Amazon.com Inc.	1,000	146
	Jack in the Box Inc.	1,821	132
	Buckle Inc.	3,352	129
	Travel & Leisure Co.	3,581	128
*	elf Beauty Inc.	1,076	127
	Penske Automotive Group Inc.	849	127
*	Stride Inc.	2,101	127
	Dillard's Inc. Class A	364	126
	eBay Inc.	3,066	126
	Strategic Education Inc.	1,370	122
	Lowe's Cos. Inc.	597	119
*	Knowles Corp.	7,422	118
	Best Buy Co. Inc.	1,626	115
	Acushnet Holdings Corp.	1,806	102
*	Hovnanian Enterprises Inc. Class A	1,133	102
	Macy's Inc.	6,218	99
	HNI Corp.	2,378	93
	Bloomin' Brands Inc.	3,939	92
	Group 1 Automotive Inc.	326	92
	Hibbett Inc.	1,445	90
	Sonic Automotive Inc. Class A	1,684	86
*	Ulta Beauty Inc.	199	85
*	United Airlines Holdings Inc.	2,155	85
*	Inspired Entertainment Inc.	10,798	85
*	Visteon Corp.	709	84
	Shoe Carnival Inc.	3,339	81
*	Skechers USA Inc. Class A	1,245	73
	A-Mark Precious Metals Inc.	2,480	71
*	Thryv Holdings Inc.	3,978	71
	International Game Technology plc	2,587	69
	Johnson Outdoors Inc. Class A	1,291	68
*	SeaWorld Entertainment Inc.	1,299	64
	Inter Parfums Inc.	497	62
*	Turtle Beach Corp.	4,094	46
*	Liquidity Services Inc.	1,969	38
			38,697
Consumer Staples (5.1%)
	McKesson Corp.	4,555	2,143
	Altria Group Inc.	37,558	1,579
	Philip Morris International Inc.	10,649	994
	Kimberly-Clark Corp.	7,154	885
	Kroger Co.	13,716	607
	Vector Group Ltd.	47,001	503
	Cencora Inc.	2,285	465
		Shares	Market Value• ($000)
	Ingles Markets Inc. Class A	5,274	431
	Weis Markets Inc.	6,685	404
*	Performance Food Group Co.	5,529	360
	SpartanNash Co.	13,979	310
	Coca-Cola Consolidated Inc.	393	289
	Molson Coors Beverage Co. Class B	3,966	244
	Cal-Maine Foods Inc.	4,945	237
	John B Sanfilippo & Son Inc.	1,987	183
	Dole plc	11,911	137
*	Sprouts Farmers Market Inc.	2,571	111
	Casey's General Stores Inc.	183	50
	ACCO Brands Corp.	7,859	42
			9,974
Energy (13.9%)
	Marathon Petroleum Corp.	14,525	2,167
	EOG Resources Inc.	12,289	1,512
	Exxon Mobil Corp.	14,352	1,474
	Chevron Corp.	9,830	1,412
	Valero Energy Corp.	11,095	1,391
	ConocoPhillips	12,019	1,389
	Phillips 66	9,004	1,160
	Occidental Petroleum Corp.	17,162	1,015
	Cheniere Energy Inc.	4,906	894
	CONSOL Energy Inc.	5,924	632
	Liberty Energy Inc.	27,563	547
	Coterra Energy Inc.	20,697	543
	Chord Energy Corp.	3,334	541
*	Weatherford International plc	5,663	514
*	Par Pacific Holdings Inc.	13,296	456
	ChampionX Corp.	15,026	441
	Warrior Met Coal Inc.	7,747	434
	Diamondback Energy Inc.	2,796	432
	California Resources Corp.	8,446	432
	Range Resources Corp.	13,191	429
	PBF Energy Inc. Class A	9,452	420
	RPC Inc.	56,608	410
	SunCoke Energy Inc.	44,096	410
	Matador Resources Co.	6,425	372
	Helmerich & Payne Inc.	10,000	362
*	Gulfport Energy Corp.	2,640	362
	HF Sinclair Corp.	6,606	347
	CVR Energy Inc.	10,738	341
	Murphy Oil Corp.	7,970	341
	Civitas Resources Inc.	4,744	326
*	ProPetro Holding Corp.	35,629	325
*	Southwestern Energy Co.	48,377	319
*	Newpark Resources Inc.	42,333	294
	Arch Resources Inc.	1,761	292
	Permian resources Corp.	22,121	291
	Kinetik Holdings Inc.	7,643	278
	EQT Corp.	6,683	267
	Northern Oil and Gas Inc.	7,107	266
*	NOW Inc.	25,093	250
	Patterson-UTI Energy Inc.	20,799	244
	Select Water Solutions Inc.	32,004	239
	Baker Hughes Co.	6,791	229
*	REX American Resources Corp.	4,493	220
	SM Energy Co.	5,320	199
*	Oil States International Inc.	27,955	193
*	Helix Energy Solutions Group Inc.	20,140	188
*	DMC Global Inc.	11,369	181
	SandRidge Energy Inc.	12,278	170
	TechnipFMC plc	7,839	162
	Evolution Petroleum Corp.	25,289	150

U.S. Multifactor ETF
		Shares	Market Value• ($000)
	Magnolia Oil & Gas Corp. Class A	5,500	118
	Noble Corp. plc	2,454	113
*	Kosmos Energy Ltd.	14,637	99
*	Expro Group Holdings NV	6,377	99
	Berry Corp.	11,528	83
*	Oceaneering International Inc.	3,974	82
*	MRC Global Inc.	6,800	70
*	Tidewater Inc.	1,000	60
			26,987
Financials (14.6%)
	Aflac Inc.	22,718	1,879
	American International Group Inc.	22,990	1,513
	OneMain Holdings Inc.	27,015	1,143
	MGIC Investment Corp.	63,487	1,117
	OFG Bancorp	30,492	1,023
	Popular Inc.	11,597	856
	Primerica Inc.	4,064	851
	JPMorgan Chase & Co.	5,405	844
	Old Republic International Corp.	27,127	795
	Radian Group Inc.	28,830	741
	CNO Financial Group Inc.	25,177	667
	Enact Holdings Inc.	23,485	651
	First BanCorp (XNYS)	42,432	637
*	NMI Holdings Inc. Class A	22,407	616
	Unum Group	14,103	606
	Bank of New York Mellon Corp.	11,445	553
*	Genworth Financial Inc. Class A	90,852	535
	International Bancshares Corp.	11,811	530
	Fidelity National Financial Inc.	11,143	500
	Employers Holdings Inc.	11,942	458
	Pathward Financial Inc.	9,172	455
	Apollo Global Management Inc.	4,889	450
*	Enstar Group Ltd.	1,614	443
*	Mr Cooper Group Inc.	7,176	434
	PennyMac Financial Services Inc.	5,328	415
	Jefferies Financial Group Inc.	11,544	409
	Hartford Financial Services Group Inc.	5,053	395
	First Financial Corp.	9,951	381
	Bank OZK	8,511	356
	Preferred Bank	5,378	331
	City Holding Co.	3,327	320
	Principal Financial Group Inc.	4,256	314
	Victory Capital Holdings Inc. Class A	9,397	302
	Navient Corp.	17,317	297
	State Street Corp.	3,986	290
	Bank of NT Butterfield & Son Ltd.	10,317	286
	SLM Corp.	18,794	283
	White Mountains Insurance Group Ltd.	185	283
	WaFd Inc.	9,733	260
	Equitable Holdings Inc.	8,480	260
	QCR Holdings Inc.	5,110	254
	Discover Financial Services	2,517	234
	Globe Life Inc.	1,887	232
*	Axos Financial Inc.	5,875	225
	Federal Agricultural Mortgage Corp. Class C	1,354	225
	S&T Bancorp Inc.	7,987	224
	Evercore Inc. Class A	1,476	218
	Corebridge Financial Inc.	9,850	207
	BOK Financial Corp.	2,510	180
		Shares	Market Value• ($000)
	LPL Financial Holdings Inc.	805	179
	CNA Financial Corp.	4,018	169
	Cathay General Bancorp	4,315	158
	RenaissanceRe Holdings Ltd.	704	151
	Assured Guaranty Ltd.	2,200	149
	W R Berkley Corp.	2,037	148
	Central Pacific Financial Corp.	8,433	148
	Ameriprise Financial Inc.	406	144
	Cboe Global Markets Inc.	769	140
	Amalgamated Financial Corp.	6,306	132
	HarborOne Bancorp Inc.	11,687	129
	Southside Bancshares Inc.	4,519	124
*	Texas Capital Bancshares Inc.	1,955	107
	1st Source Corp.	2,198	106
	BankUnited Inc.	3,598	99
	Affiliated Managers Group Inc.	712	97
	TrustCo Bank Corp. NY	3,526	95
	New York Community Bancorp Inc.	10,000	94
	WSFS Financial Corp.	2,368	91
	Old Second Bancorp Inc.	5,516	78
	Fulton Financial Corp.	4,880	69
	Hanmi Financial Corp.	3,821	64
	Berkshire Hills Bancorp Inc.	2,915	61
	Great Southern Bancorp Inc.	1,111	56
*	Encore Capital Group Inc.	1,117	50
	Midland States Bancorp Inc.	1,896	43
*	Arch Capital Group Ltd.	476	40
			28,399
Health Care (7.5%)
	HCA Healthcare Inc.	7,296	1,827
	Gilead Sciences Inc.	18,541	1,420
*	Regeneron Pharmaceuticals Inc.	1,442	1,188
	Humana Inc.	2,402	1,165
*	Vertex Pharmaceuticals Inc.	2,978	1,057
	Elevance Health Inc.	1,703	817
	AbbVie Inc.	5,533	788
	Cigna Group	2,906	764
	Merck & Co. Inc.	7,258	744
	Cardinal Health Inc.	6,486	694
	Bristol-Myers Squibb Co.	7,649	378
*	Catalyst Pharmaceuticals Inc.	25,290	365
*	OraSure Technologies Inc.	49,062	359
*	Amneal Pharmaceuticals Inc.	70,369	303
*	Collegium Pharmaceutical Inc.	11,535	296
*	Centene Corp.	4,000	295
*	Lantheus Holdings Inc.	3,544	254
*	Haemonetics Corp.	3,075	249
*	Medpace Holdings Inc.	892	241
*	Owens & Minor Inc.	11,854	236
*	PetIQ Inc.	12,039	210
*	Inmode Ltd.	6,873	163
*	CorVel Corp.	773	161
	Chemed Corp.	195	110
*	Align Technology Inc.	407	87
*	Intuitive Surgical Inc.	242	75
*	Jazz Pharmaceuticals plc	620	73
	HealthStream Inc.	2,717	68
*	Tactile Systems Technology Inc.	4,773	64
*	Amphastar Pharmaceuticals Inc.	1,124	63
*	Hims & Hers Health Inc.	6,308	56
*	Henry Schein Inc.	653	44
			14,614

U.S. Multifactor ETF
		Shares	Market Value• ($000)
Industrials (17.4%)
*	Builders FirstSource Inc.	8,613	1,155
*	Fiserv Inc.	8,422	1,100
	Caterpillar Inc.	3,643	913
	Allison Transmission Holdings Inc.	13,929	745
	MSC Industrial Direct Co. Inc. Class A	7,576	738
	Owens Corning	4,630	628
*	XPO Inc.	6,978	602
*	Modine Manufacturing Co.	12,132	597
	American Express Co.	3,463	591
*	Atkore Inc.	4,447	578
	FedEx Corp.	2,225	576
	Griffon Corp.	12,281	571
*	GMS Inc.	7,929	536
*	JELD-WEN Holding Inc.	32,178	514
	General Electric Co.	4,139	504
	Terex Corp.	10,169	503
	Crane NXT Co.	9,744	501
*	Teekay Corp.	71,520	494
	Carrier Global Corp.	9,000	468
	International Seaways Inc.	10,237	467
*	American Woodmark Corp.	6,367	461
	Teekay Tankers Ltd. Class A	9,266	460
	Synchrony Financial	13,983	453
	Ryder System Inc.	4,178	448
	United Rentals Inc.	915	436
	Snap-on Inc.	1,536	422
	Acuity Brands Inc.	2,350	421
*	TopBuild Corp.	1,400	414
	Encore Wire Corp.	2,233	412
	EMCOR Group Inc.	1,931	410
*	Manitowoc Co. Inc.	28,205	404
	Scorpio Tankers Inc.	7,098	390
*	Sterling Infrastructure Inc.	6,117	389
	Accenture plc Class A	1,154	384
	Vontier Corp.	11,300	381
	EnerSys	4,191	371
	Applied Industrial Technologies Inc.	2,295	367
*	Saia Inc.	932	364
*	TriNet Group Inc.	3,125	362
	Moog Inc. Class A	2,535	355
	PACCAR Inc.	3,800	349
	Comfort Systems USA Inc.	1,763	341
*	Gibraltar Industries Inc.	4,962	333
	Kelly Services Inc. Class A	15,655	325
	Ardmore Shipping Corp.	23,478	319
	Covenant Logistics Group Inc.	7,396	315
	Simpson Manufacturing Co. Inc.	1,868	312
	Wabash National Corp.	14,111	309
	Patrick Industries Inc.	3,758	308
	Nordic American Tankers Ltd.	77,937	302
	Belden Inc.	4,453	296
	Schneider National Inc. Class B	12,606	290
	AGCO Corp.	2,541	289
*	WEX Inc.	1,564	276
*	Hub Group Inc. Class A	3,621	274
	Hubbell Inc.	914	274
	Resources Connection Inc.	19,833	270
	DHT Holdings Inc.	27,109	270
	Insteel Industries Inc.	7,906	269
	ArcBest Corp.	2,177	260
	Landstar System Inc.	1,501	259
	Marten Transport Ltd.	13,557	256
		Shares	Market Value• ($000)
*	Fair Isaac Corp.	234	255
	Quanex Building Products Corp.	7,741	238
	SFL Corp. Ltd.	20,978	238
	Matson Inc.	2,336	224
	Parker-Hannifin Corp.	500	217
	Dorian LPG Ltd.	4,857	206
	Eagle Materials Inc.	1,114	202
*	Beacon Roofing Supply Inc.	2,469	198
	Deluxe Corp.	10,796	197
*	AAR Corp.	2,656	184
*	MYR Group Inc.	1,384	172
	Greif Inc. Class A	2,442	171
	Apogee Enterprises Inc.	3,695	167
	Barrett Business Services Inc.	1,393	153
	Preformed Line Products Co.	1,220	152
	Powell Industries Inc.	1,752	146
*	Thermon Group Holdings Inc.	4,830	146
	WESCO International Inc.	911	142
	Carlisle Cos. Inc.	494	139
*	API Group Corp.	4,495	136
	Genco Shipping & Trading Ltd.	8,607	134
	LSI Industries Inc.	10,070	132
	Brunswick Corp.	1,663	131
*	Cross Country Healthcare Inc.	6,480	131
	Kforce Inc.	1,872	131
	Expeditors International of Washington Inc.	1,052	127
	Tennant Co.	1,300	111
	Werner Enterprises Inc.	2,610	104
	REV Group Inc.	6,470	102
*	Proto Labs Inc.	2,800	101
	H&E Equipment Services Inc.	2,206	98
	Standex International Corp.	733	98
	Franklin Electric Co. Inc.	1,049	93
	JB Hunt Transport Services Inc.	484	90
	Berry Global Group Inc.	1,263	84
*	O-I Glass Inc.	5,564	82
*	Tutor Perini Corp.	9,676	81
	Kennametal Inc.	3,288	77
	Pentair plc	1,100	71
	Insperity Inc.	591	67
	Ennis Inc.	3,061	65
	ManpowerGroup Inc.	866	64
	Robert Half Inc.	764	63
	Graphic Packaging Holding Co.	2,601	59
	Enerpac Tool Group Corp.	2,127	58
	Watts Water Technologies Inc. Class A	269	52
*	Masonite International Corp.	532	47
	nVent Electric plc	811	43
*	FleetCor Technologies Inc.	161	39
*	AMN Healthcare Services Inc.	580	39
*	Titan Machinery Inc.	1,669	38
			33,676
Real Estate (0.5%)
*	Forestar Group Inc.	9,378	286
	St. Joe Co.	5,565	286
	Newmark Group Inc. Class A	28,018	231
*	CBRE Group Inc. Class A	853	67
			870
Technology (14.4%)
	Microchip Technology Inc.	24,759	2,066
*	Alphabet Inc. Class C	13,284	1,779
*	Meta Platforms Inc. Class A	5,024	1,644
	Applied Materials Inc.	10,795	1,617
	Broadcom Inc.	1,610	1,490

U.S. Multifactor ETF
		Shares	Market Value• ($000)
	Oracle Corp.	12,153	1,412
*	Palo Alto Networks Inc.	4,696	1,386
	Lam Research Corp.	1,843	1,319
*	Alphabet Inc. Class A	8,925	1,183
*	Adobe Inc.	1,770	1,082
*	Cadence Design Systems Inc.	3,844	1,050
	KLA Corp.	1,840	1,002
	Jabil Inc.	7,113	820
*	Photronics Inc.	33,576	710
*	ON Semiconductor Corp.	9,391	670
	Amkor Technology Inc.	19,607	552
*	Salesforce Inc.	2,100	529
*	Cohu Inc.	15,297	485
*	Synopsys Inc.	879	478
	HP Inc.	15,792	463
	Amdocs Ltd.	5,239	439
*	Diodes Inc.	6,400	425
*	Arrow Electronics Inc.	3,275	388
	NVIDIA Corp.	829	388
*	Kyndryl Holdings Inc.	20,747	374
*	Insight Enterprises Inc.	2,259	342
	Cognizant Technology Solutions Corp. Class A	4,635	326
*	LiveRamp Holdings Inc.	9,663	320
*	Axcelis Technologies Inc.	2,343	291
	Skyworks Solutions Inc.	2,653	257
	Adeia Inc.	27,708	255
*	Sanmina Corp.	4,964	249
	Kulicke & Soffa Industries Inc.	4,386	226
	Vishay Intertechnology Inc.	9,242	205
	Science Applications International Corp.	1,490	175
*	Workday Inc. Class A	639	173
*	Dropbox Inc. Class A	6,090	172
*	Mitek Systems Inc.	10,959	124
*	CACI International Inc. Class A	381	122
	A10 Networks Inc.	9,374	117
*	Super Micro Computer Inc.	403	110
	Hewlett Packard Enterprise Co.	6,277	106
*	Daktronics Inc.	10,111	105
		Shares	Market Value• ($000)
	CTS Corp.	2,183	85
*	Yext Inc.	12,793	85
*	Pure Storage Inc. Class A	2,389	80
*	Teradata Corp.	1,529	72
	PC Connection Inc.	1,069	64
*	Asure Software Inc.	6,601	53
*	F5 Inc.	308	53
*	NetScout Systems Inc.	2,399	48
*	Rambus Inc.	686	46
			28,012
Telecommunications (2.0%)
	Cisco Systems Inc.	40,115	1,941
	Comcast Corp. Class A	19,690	825
	Bel Fuse Inc. Class B	6,744	365
*	Charter Communications Inc. Class A	868	347
*	Extreme Networks Inc.	11,678	188
	Spok Holdings Inc.	7,329	123
*	IDT Corp. Class B	2,555	75
			3,864
Total Common Stocks (Cost $170,094)			193,198
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[1]	Vanguard Market Liquidity Fund, 5.438% (Cost $535)	5,351	535
Total Investments (99.8%) (Cost $170,629)			193,733
Other Assets and Liabilities—Net (0.2%)			363
Net Assets (100%)			194,096
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Micro E-mini S&P 500 Index	December 2023	34	778	15

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF
Statement of Assets and Liabilities
As of November 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $170,094)	193,198
Affiliated Issuers (Cost $535)	535
Total Investments in Securities	193,733
Investment in Vanguard	6
Cash Collateral Pledged—Futures Contracts	38
Receivables for Accrued Income	332
Variation Margin Receivable—Futures Contracts	3
Total Assets	194,112
Liabilities
Payables for Investment Securities Purchased	3
Payables to Vanguard	13
Total Liabilities	16
Net Assets	194,096
At November 30, 2023, net assets consisted of:

Paid-in Capital	195,647
Total Distributable Earnings (Loss)	(1,551)
Net Assets	194,096

Net Assets
Applicable to 1,825,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	194,096
Net Asset Value Per Share	$106.35

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF
Statement of Operations

Year Ended November 30, 2023
($000)
Investment Income
Income
Dividends[1]	3,834
Interest[2]	34
Securities Lending—Net	13
Total Income	3,881
Expenses
The Vanguard Group—Note B
Investment Advisory Services	49
Management and Administrative	180
Marketing and Distribution	10
Auditing Fees	28
Shareholders’ Reports	27
Trustees’ Fees and Expenses	—
Professional Services	16
Total Expenses	310
Net Investment Income	3,571
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	5,381
Futures Contracts	84
Realized Net Gain (Loss)	5,465
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(2,490)
Futures Contracts	(39)
Change in Unrealized Appreciation (Depreciation)	(2,529)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,507
1	Dividends are net of foreign withholding taxes of $4,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $32,000, less than $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $11,645,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF
Statement of Changes in Net Assets

	Year Ended November 30,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,571	3,098
Realized Net Gain (Loss)	5,465	3,068
Change in Unrealized Appreciation (Depreciation)	(2,529)	1,362
Net Increase (Decrease) in Net Assets Resulting from Operations	6,507	7,528
Distributions
Total Distributions	(3,596)	(2,850)
Capital Share Transactions
Issued	52,488	83,650
Issued in Lieu of Cash Distributions	—	—
Redeemed	(31,560)	(28,351)
Net Increase (Decrease) from Capital Share Transactions	20,928	55,299
Total Increase (Decrease)	23,839	59,977
Net Assets
Beginning of Period	170,257	110,280
End of Period	194,096	170,257

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$105.10	$103.55	$79.93	$79.60	$76.07
Investment Operations
Net Investment Income[1]	2.111	2.188	1.534	1.191	1.340
Net Realized and Unrealized Gain (Loss) on Investments	1.295	1.467	23.442	.372	3.458
Total from Investment Operations	3.406	3.655	24.976	1.563	4.798
Distributions
Dividends from Net Investment Income	(2.156)	(2.105)	(1.356)	(1.233)	(1.268)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.156)	(2.105)	(1.356)	(1.233)	(1.268)
Net Asset Value, End of Period	$106.35	$105.10	$103.55	$79.93	$79.60
Total Return	3.42%	3.73%	31.43%	2.35%	6.46%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$194	$170	$110	$62	$90
Ratio of Total Expenses to Average Net Assets	0.18%	0.18%[2]	0.18%	0.19%[2]	0.19%[2]
Ratio of Net Investment Income to Average Net Assets	2.07%	2.21%	1.56%	1.66%	1.79%
Portfolio Turnover Rate	37%[3]	33%[3]	75%[3]	95%[3]	98%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.18%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF
Notes to Financial Statements
Vanguard U.S. Multifactor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

U.S. Multifactor ETF
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

U.S. Multifactor ETF
For the year ended November 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2023, the fund had contributed to Vanguard capital in the amount of $6,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2023, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	11,646
Total Distributable Earnings (Loss)	(11,646)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; and the recognition of unrealized

U.S. Multifactor ETF
gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	672
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	23,104
Capital Loss Carryforwards	(25,327)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(1,551)
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	3,596	2,850
Long-Term Capital Gains	—	—
Total	3,596	2,850
*	Includes short-term capital gains, if any.
As of November 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	170,629
Gross Unrealized Appreciation	28,794
Gross Unrealized Depreciation	(5,690)
Net Unrealized Appreciation (Depreciation)	23,104
E.	During the year ended November 30, 2023, the fund purchased $117,035,000 of investment securities and sold $96,291,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $31,538,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2023, such purchases were $686,000 and sales were $1,171,000, resulting in net realized loss of $291,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

U.S. Multifactor ETF
F.	Capital shares issued and redeemed were:

	Year Ended November 30,
	2023 Shares (000)	2022 Shares (000)

Issued	515	840
Issued in Lieu of Cash Distributions	—	—
Redeemed	(310)	(285)
Net Increase (Decrease) in Shares Outstanding	205	555
G.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At November 30, 2023, one shareholder was a record or beneficial owner of 38% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to November 30, 2023, that would require recognition or disclosure in these financial statements.

U.S. Quality Factor ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 13, 2018, Through November 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended November 30, 2023
	One Year	Five Years	Since Inception (2/13/2018)	Final Value of a $10,000 Investment
U.S. Quality Factor ETF Net Asset Value	6.84%	9.97%	9.56%	$16,970
U.S. Quality Factor ETF Market Price	6.90	9.98	9.57	16,978
Russell 3000 Index	12.61	11.77	11.02	18,324
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2023
	One Year	Five Years	Since Inception (2/13/2018)
U.S. Quality Factor ETF Market Price	6.90%	60.87%	69.78%
U.S. Quality Factor ETF Net Asset Value	6.84	60.83	69.70
Russell 3000 Index	12.61	74.44	83.24
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

U.S. Quality Factor ETF
Fund Allocation
As of November 30, 2023
Basic Materials	3.6%
Consumer Discretionary	19.7
Consumer Staples	5.5
Energy	4.9
Financials	14.2
Health Care	10.4
Industrials	19.6
Technology	20.9
Telecommunications	1.2
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Quality Factor ETF
Financial Statements
Schedule of Investments
As of November 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.4%)
Basic Materials (3.5%)
	Fastenal Co.	20,120	1,207
	UFP Industries Inc.	10,566	1,158
	Ecolab Inc.	5,266	1,010
	Nucor Corp.	5,430	923
	Mueller Industries Inc.	21,114	877
	Olin Corp.	12,079	569
	Reliance Steel & Aluminum Co.	1,550	427
	Steel Dynamics Inc.	3,540	422
	Boise Cascade Co.	3,743	409
	CF Industries Holdings Inc.	5,406	406
	Olympic Steel Inc.	5,647	319
	Sylvamo Corp.	5,475	275
	Innospec Inc.	2,484	261
	Ryerson Holding Corp.	4,184	130
	Hawkins Inc.	1,810	111
*	Clearwater Paper Corp.	3,059	107
			8,611
Consumer Discretionary (19.6%)
	Walmart Inc.	28,632	4,458
	Target Corp.	26,854	3,593
	TJX Cos. Inc.	38,175	3,364
	NIKE Inc. Class B	23,575	2,600
	Costco Wholesale Corp.	3,218	1,907
*	Lululemon Athletica Inc.	4,182	1,869
*	Airbnb Inc. Class A	11,744	1,484
	Best Buy Co. Inc.	19,480	1,382
	Pool Corp.	3,703	1,286
*	Deckers Outdoor Corp.	1,786	1,186
*	Mattel Inc.	58,270	1,107
	eBay Inc.	26,508	1,087
*	Expedia Group Inc.	7,904	1,076
	Tapestry Inc.	27,184	861
*	Amazon.com Inc.	5,880	859
	Macy's Inc.	53,383	847
*	Grand Canyon Education Inc.	6,008	821
	Genuine Parts Co.	6,067	806
*	Ulta Beauty Inc.	1,664	709
	Hasbro Inc.	13,965	648
	Steven Madden Ltd.	16,970	643
	Ralph Lauren Corp.	4,781	619
	American Eagle Outfitters Inc.	32,442	617
*	elf Beauty Inc.	5,207	615
*	Coupang Inc.	34,333	525
	Lennar Corp. Class B	4,413	506
	Oxford Industries Inc.	5,424	490
		Shares	Market Value• ($000)
	John Wiley & Sons Inc. Class A	15,240	460
*	Abercrombie & Fitch Co. Class A	5,836	443
	Rollins Inc.	10,884	443
*	ODP Corp.	9,615	438
	Academy Sports & Outdoors Inc.	8,571	436
	Electronic Arts Inc.	3,136	433
*	MasterCraft Boat Holdings Inc.	19,866	397
	HNI Corp.	9,627	376
	Perdoceo Education Corp.	20,323	354
	Advance Auto Parts Inc.	6,827	347
	Aaron's Co. Inc.	38,919	343
*	Duolingo Inc.	1,572	334
	New York Times Co. Class A	6,758	318
	Build-A-Bear Workshop Inc.	12,988	317
	La-Z-Boy Inc.	8,751	308
	Monarch Casino & Resort Inc.	4,814	303
	Movado Group Inc.	11,416	299
*	Cavco Industries Inc.	1,023	289
	Ross Stores Inc.	2,172	283
*	NVR Inc.	45	277
*	Thryv Holdings Inc.	15,593	277
	Ethan Allen Interiors Inc.	9,850	264
*	Booking Holdings Inc.	83	259
*	Skechers USA Inc. Class A	4,383	258
	PriceSmart Inc.	3,780	255
*	Arlo Technologies Inc.	26,385	240
*	Knowles Corp.	14,943	237
	Steelcase Inc. Class A	17,126	211
*	CarParts.com Inc.	68,640	210
	Buckle Inc.	5,296	204
	Murphy USA Inc.	466	172
	Scholastic Corp.	4,380	166
*	Stitch Fix Inc. Class A	41,104	154
*	DraftKings Inc. Class A	3,678	141
	Acushnet Holdings Corp.	2,436	138
	Upbound Group Inc.	4,324	126
	Dick's Sporting Goods Inc.	956	124
*	Coursera Inc.	6,291	124
*	Destination XL Group Inc.	30,174	114
*	Under Armour Inc. Class A	13,252	108
*	Malibu Boats Inc. Class A	2,250	100
*	YETI Holdings Inc.	2,296	98
	Caleres Inc.	3,138	95
*	TripAdvisor Inc.	5,226	93
	Matthews International Corp. Class A	2,695	92
*	Solo Brands Inc. Class A	17,294	90

U.S. Quality Factor ETF
		Shares	Market Value• ($000)
*	Hovnanian Enterprises Inc. Class A	794	72
	Columbia Sportswear Co.	837	66
*	Liquidity Services Inc.	3,191	61
	Signet Jewelers Ltd.	712	59
			47,771
Consumer Staples (5.5%)
	PepsiCo Inc.	17,379	2,925
	Kroger Co.	30,164	1,335
	Procter & Gamble Co.	5,271	809
	WD-40 Co.	3,099	750
*	National Beverage Corp.	13,136	624
	Casey's General Stores Inc.	2,001	551
	Kellanova	10,302	541
	Flowers Foods Inc.	24,662	513
	John B Sanfilippo & Son Inc.	5,419	499
	Cencora Inc.	2,438	496
	Coca-Cola Consolidated Inc.	591	434
	Medifast Inc.	6,072	403
	Coca-Cola Co.	6,828	399
*	Boston Beer Co. Inc. Class A	1,082	384
	Hershey Co.	2,031	382
	Cal-Maine Foods Inc.	7,792	373
	Lancaster Colony Corp.	2,219	368
	Nu Skin Enterprises Inc. Class A	16,439	280
*	United Natural Foods Inc.	16,686	243
*	USANA Health Sciences Inc.	5,089	240
	SpartanNash Co.	9,475	210
	Weis Markets Inc.	3,339	202
	Ingles Markets Inc. Class A	1,519	124
	Kimberly-Clark Corp.	973	120
*	Vita Coco Co. Inc.	3,517	99
			13,304
Energy (4.9%)
	ConocoPhillips	15,288	1,767
	Occidental Petroleum Corp.	29,269	1,731
	EOG Resources Inc.	13,077	1,609
	Marathon Petroleum Corp.	7,634	1,139
	ChampionX Corp.	29,983	879
	Texas Pacific Land Corp.	464	776
	Coterra Energy Inc.	20,117	528
	Alpha Metallurgical Resources Inc.	1,429	401
*	Enphase Energy Inc.	3,466	350
*	ProPetro Holding Corp.	38,262	349
	SM Energy Co.	8,574	321
	RPC Inc.	35,958	261
*	Weatherford International plc	2,856	259
*	Gulfport Energy Corp.	1,894	259
	Range Resources Corp.	6,771	220
	Valero Energy Corp.	1,541	193
	Arch Resources Inc.	1,127	187
	CONSOL Energy Inc.	1,481	158
	SunCoke Energy Inc.	14,628	136
*	Oceaneering International Inc.	4,661	96
	PBF Energy Inc. Class A	2,041	91
*	DMC Global Inc.	4,496	72
*	NOW Inc.	5,675	57
			11,839
Financials (14.1%)
	American International Group Inc.	40,214	2,647
	Equitable Holdings Inc.	57,584	1,767
	Ameriprise Financial Inc.	4,319	1,527
	Aflac Inc.	17,700	1,464
		Shares	Market Value• ($000)
	Charles Schwab Corp.	23,129	1,418
	Discover Financial Services	14,720	1,369
	First BanCorp (XNYS)	90,668	1,360
	Primerica Inc.	6,283	1,316
	SLM Corp.	83,508	1,255
	Popular Inc.	15,884	1,172
	Principal Financial Group Inc.	14,307	1,056
	Zions Bancorp NA	28,170	1,004
	State Street Corp.	13,160	958
	OFG Bancorp	25,719	863
	Bank OZK	19,510	817
	WSFS Financial Corp.	20,759	801
*	Bancorp Inc.	17,777	693
	Pathward Financial Inc.	13,880	688
	CNO Financial Group Inc.	25,201	668
	Jackson Financial Inc. Class A	13,664	652
	BankUnited Inc.	22,782	629
	Cathay General Bancorp	15,527	570
	Fidelity National Financial Inc.	12,394	556
	PJT Partners Inc. Class A	5,951	536
*	Customers Bancorp Inc.	11,827	533
	Aon plc Class A (XNYS)	1,557	511
	Berkshire Hills Bancorp Inc.	24,318	509
*	Brighthouse Financial Inc.	9,361	487
	Triumph Financial Inc.	6,780	460
	City Holding Co.	4,714	454
	Central Pacific Financial Corp.	24,782	435
*	Axos Financial Inc.	11,047	423
	Fulton Financial Corp.	28,971	412
	BOK Financial Corp.	5,496	394
*	Palomar Holdings Inc.	6,571	384
	Eagle Bancorp Inc.	15,004	356
	Westamerica BanCorp	6,419	326
	1st Source Corp.	6,613	320
	Virtus Investment Partners Inc.	1,334	261
	SEI Investments Co.	4,387	257
	Moody's Corp.	568	207
*	Mr Cooper Group Inc.	3,413	207
	MGIC Investment Corp.	11,196	197
	Radian Group Inc.	7,596	195
*	NMI Holdings Inc. Class A	6,642	183
	Southside Bancshares Inc.	5,679	156
	Bank of NT Butterfield & Son Ltd.	4,903	136
	Trustmark Corp.	5,848	134
	Universal Insurance Holdings Inc.	6,169	105
	Hanmi Financial Corp.	5,896	98
	PennyMac Financial Services Inc.	1,233	96
	Kearny Financial Corp.	12,017	95
	Lakeland Financial Corp.	1,494	83
	Amalgamated Financial Corp.	3,425	72
	Tompkins Financial Corp.	1,154	61
	Artisan Partners Asset Management Inc. Class A	1,501	57
	Preferred Bank	913	56
	Washington Trust Bancorp Inc.	1,928	52
			34,498
Health Care (10.3%)
	Bristol-Myers Squibb Co.	76,814	3,793
	Gilead Sciences Inc.	44,644	3,420
	Merck & Co. Inc.	21,091	2,161
	Eli Lilly & Co.	3,561	2,105
	Humana Inc.	3,356	1,627
*	IDEXX Laboratories Inc.	3,328	1,550
	Chemed Corp.	1,977	1,121

U.S. Quality Factor ETF
		Shares	Market Value• ($000)
*	Medpace Holdings Inc.	3,434	930
*	Edwards Lifesciences Corp.	13,395	907
*	Alkermes plc	35,297	852
*	Intuitive Surgical Inc.	2,715	844
	Johnson & Johnson	4,618	714
*	Lantheus Holdings Inc.	9,304	666
*	Molina Healthcare Inc.	1,632	597
*	CorVel Corp.	2,431	508
*	Haemonetics Corp.	5,167	418
	Bruker Corp.	4,346	283
*	Henry Schein Inc.	4,099	274
*	Supernus Pharmaceuticals Inc.	8,057	220
*	ANI Pharmaceuticals Inc.	4,404	219
*	Hologic Inc.	3,052	218
*	Incyte Corp.	4,007	218
	Patterson Cos. Inc.	8,446	215
*	Corcept Therapeutics Inc.	7,299	186
*	Myriad Genetics Inc.	8,815	168
*	OraSure Technologies Inc.	22,316	163
*	Align Technology Inc.	732	156
*	Shockwave Medical Inc.	689	120
*	ACADIA Pharmaceuticals Inc.	5,185	115
*	Zimvie Inc.	9,528	90
*	AtriCure Inc.	2,506	89
*	Catalyst Pharmaceuticals Inc.	6,195	89
*	Tactile Systems Technology Inc.	6,485	86
*	Mural Oncology plc	1,839	7
			25,129
Industrials (19.5%)
	Cintas Corp.	5,285	2,924
	Paychex Inc.	18,669	2,277
	Visa Inc. Class A	8,434	2,165
	MSC Industrial Direct Co. Inc. Class A	17,489	1,704
	Automatic Data Processing Inc.	6,839	1,572
	American Express Co.	9,016	1,540
	Donaldson Co. Inc.	24,023	1,462
	Acuity Brands Inc.	7,676	1,376
*	Builders FirstSource Inc.	10,055	1,348
*	PayPal Holdings Inc.	23,316	1,343
	Robert Half Inc.	13,894	1,139
	Landstar System Inc.	6,452	1,114
	Insperity Inc.	9,631	1,096
	CH Robinson Worldwide Inc.	12,467	1,023
*	AMN Healthcare Services Inc.	14,548	986
	Caterpillar Inc.	3,641	913
	Accenture plc Class A	2,734	911
	Rockwell Automation Inc.	3,133	863
	Simpson Manufacturing Co. Inc.	4,830	806
	RPM International Inc.	7,682	791
	Expeditors International of Washington Inc.	6,356	765
*	Trex Co. Inc.	10,512	739
	Synchrony Financial	22,784	737
	Jack Henry & Associates Inc.	3,719	590
	Watts Water Technologies Inc. Class A	2,915	561
	A O Smith Corp.	7,091	534
	Advanced Drainage Systems Inc.	4,402	533
	Barrett Business Services Inc.	4,819	530
	Mastercard Inc. Class A	1,279	529
	WW Grainger Inc.	672	528
*	BlueLinx Holdings Inc.	5,656	497
		Shares	Market Value• ($000)
	Enerpac Tool Group Corp.	16,551	452
	Kforce Inc.	6,478	451
	Comfort Systems USA Inc.	2,166	419
	EMCOR Group Inc.	1,965	418
*	Limbach Holdings Inc.	10,928	417
*	GMS Inc.	6,138	415
	Apogee Enterprises Inc.	9,186	414
	ManpowerGroup Inc.	5,576	414
	Old Dominion Freight Line Inc.	984	383
*	Teekay Corp.	51,069	352
*	Franklin Covey Co.	8,969	349
	Badger Meter Inc.	2,349	346
*	Proto Labs Inc.	9,564	346
	Toro Co.	3,994	331
	Kadant Inc.	1,236	322
	Applied Industrial Technologies Inc.	1,994	319
	Lincoln Electric Holdings Inc.	1,566	310
*	Donnelley Financial Solutions Inc.	5,144	304
	Graco Inc.	3,723	301
*	Legalzoom.com Inc.	25,436	293
*	Cross Country Healthcare Inc.	14,186	288
*	MYR Group Inc.	2,191	273
	Ferguson plc	1,568	269
*	Atkore Inc.	1,932	251
	Resources Connection Inc.	18,426	251
	Valmont Industries Inc.	1,139	250
*	TrueBlue Inc.	17,115	239
*	TriNet Group Inc.	2,048	237
	Napco Security Technologies Inc.	7,361	225
	Ardmore Shipping Corp.	16,081	219
*	Sterling Infrastructure Inc.	3,438	218
*	XPO Inc.	2,305	199
	Owens Corning	1,405	190
	Crane Co.	1,761	186
	Powell Industries Inc.	2,225	185
	Encore Wire Corp.	989	182
*	AeroVironment Inc.	1,271	175
	Snap-on Inc.	566	155
	CRA International Inc.	1,596	151
*	Manitowoc Co. Inc.	10,538	151
	LSI Industries Inc.	11,291	148
	Myers Industries Inc.	8,052	142
*	Beacon Roofing Supply Inc.	1,758	141
	Insteel Industries Inc.	4,007	136
	Standex International Corp.	887	119
*	ExlService Holdings Inc.	3,885	110
	Shyft Group Inc.	9,418	104
	Allison Transmission Holdings Inc.	1,884	101
	Kelly Services Inc. Class A	4,845	101
	Wabash National Corp.	4,291	94
	Tennant Co.	1,082	93
	REV Group Inc.	5,820	92
	Crane NXT Co.	1,742	90
	Watsco Inc.	224	86
	Fortune Brands Innovations Inc.	1,209	83
*	Hudson Technologies Inc.	6,610	82
*	Keysight Technologies Inc.	526	71
	Forward Air Corp.	1,096	70
	Nordson Corp.	286	67
*	Titan International Inc.	4,108	54
			47,530

U.S. Quality Factor ETF
		Shares	Market Value• ($000)
Technology (20.8%)
*	Adobe Inc.	6,928	4,233
	Apple Inc.	20,210	3,839
*	Autodesk Inc.	17,240	3,766
	QUALCOMM Inc.	28,232	3,643
*	Palo Alto Networks Inc.	11,199	3,305
	Lam Research Corp.	4,445	3,182
	KLA Corp.	5,744	3,128
	Microchip Technology Inc.	34,086	2,844
	Applied Materials Inc.	15,856	2,375
*	Cadence Design Systems Inc.	7,561	2,066
*	Qualys Inc.	8,009	1,480
*	Meta Platforms Inc. Class A	3,158	1,033
*	Manhattan Associates Inc.	4,160	928
*	Gartner Inc.	2,009	874
*	Teradata Corp.	17,063	806
*	Synopsys Inc.	1,299	706
*	Smartsheet Inc. Class A	14,891	631
*	Vertiv Holdings Co. Class A	14,308	625
*	Pure Storage Inc. Class A	18,429	614
	Teradyne Inc.	6,269	578
*	CommVault Systems Inc.	7,788	573
	A10 Networks Inc.	45,631	570
*	Photronics Inc.	25,598	541
*	Cirrus Logic Inc.	6,684	507
*	Atlassian Corp. Ltd. Class A	2,650	506
*	Alphabet Inc. Class A	3,811	505
	NetApp Inc.	5,321	486
	Hackett Group Inc.	21,087	471
	Concentrix Corp.	4,773	449
*	F5 Inc.	2,617	448
*	Pinterest Inc. Class A	12,693	432
*	ON Semiconductor Corp.	5,905	421
*	MaxLinear Inc.	22,094	414
*	Axcelis Technologies Inc.	3,124	388
*	Yelp Inc.	7,023	307
*	DocuSign Inc.	6,795	293
	PC Connection Inc.	4,075	243
*	Appfolio Inc. Class A	1,253	237
*	Cargurus Inc.	10,749	232
*	Lattice Semiconductor Corp.	3,756	220
	Monolithic Power Systems Inc.	388	213
	Amdocs Ltd.	2,375	199
		Shares	Market Value• ($000)
*	Elastic NV	2,250	181
*	Yext Inc.	22,759	151
	CSG Systems International Inc.	2,962	146
	CTS Corp.	3,682	143
	Paycom Software Inc.	774	141
*	Kyndryl Holdings Inc.	7,793	141
*	EverQuote Inc. Class A	11,547	121
*	OneSpan Inc.	11,293	113
*	Super Micro Computer Inc.	359	98
	Microsoft Corp.	171	65
*	Fortinet Inc.	1,069	56
	Dolby Laboratories Inc. Class A	582	50
*,1	Yandex NV Class A	1,459	—
			50,717
Telecommunications (1.2%)
	Cisco Systems Inc.	40,045	1,937
*	Extreme Networks Inc.	29,380	474
*	IDT Corp. Class B	14,274	419
*	Roku Inc.	1,584	165
			2,995
Total Common Stocks (Cost $224,032)			242,394
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[2]	Vanguard Market Liquidity Fund, 5.438% (Cost $937)	9,367	937
Total Investments (99.8%) (Cost $224,969)			243,331
Other Assets and Liabilities—Net (0.2%)			395
Net Assets (100%)			243,726
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2023	3	687	10
Micro E-mini S&P 500 Index	December 2023	16	366	5
				15

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF
Statement of Assets and Liabilities
As of November 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $224,032)	242,394
Affiliated Issuers (Cost $937)	937
Total Investments in Securities	243,331
Investment in Vanguard	8
Cash Collateral Pledged—Futures Contracts	55
Receivables for Accrued Income	345
Variation Margin Receivable—Futures Contracts	4
Total Assets	243,743
Liabilities
Payables for Investment Securities Purchased	4
Payables to Vanguard	13
Total Liabilities	17
Net Assets	243,726
At November 30, 2023, net assets consisted of:

Paid-in Capital	246,924
Total Distributable Earnings (Loss)	(3,198)
Net Assets	243,726

Net Assets
Applicable to 2,070,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	243,726
Net Asset Value Per Share	$117.74

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF
Statement of Operations

Year Ended November 30, 2023
($000)
Investment Income
Income
Dividends[1]	3,885
Interest[2]	48
Securities Lending—Net	5
Total Income	3,938
Expenses
The Vanguard Group—Note B
Investment Advisory Services	64
Management and Administrative	141
Marketing and Distribution	13
Custodian Fees	4
Auditing Fees	28
Shareholders’ Reports	27
Trustees’ Fees and Expenses	—
Professional Services	16
Total Expenses	293
Expenses Paid Indirectly	(3)
Net Expenses	290
Net Investment Income	3,648
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	10,754
Futures Contracts	98
Realized Net Gain (Loss)	10,852
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	526
Futures Contracts	(30)
Change in Unrealized Appreciation (Depreciation)	496
Net Increase (Decrease) in Net Assets Resulting from Operations	14,996
1	Dividends are net of foreign withholding taxes of $8,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $45,000, less than $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $14,656,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF
Statement of Changes in Net Assets

	Year Ended November 30,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,648	2,661
Realized Net Gain (Loss)	10,852	(6,545)
Change in Unrealized Appreciation (Depreciation)	496	(9,078)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,996	(12,962)
Distributions
Total Distributions	(3,512)	(2,385)
Capital Share Transactions
Issued	74,318	108,666
Issued in Lieu of Cash Distributions	—	—
Redeemed	(48,124)	(30,853)
Net Increase (Decrease) from Capital Share Transactions	26,194	77,813
Total Increase (Decrease)	37,678	62,466
Net Assets
Beginning of Period	206,048	143,582
End of Period	243,726	206,048

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$111.98	$122.20	$94.79	$84.21	$78.58
Investment Operations
Net Investment Income[1]	1.818	1.562	1.403	1.291	1.199
Net Realized and Unrealized Gain (Loss) on Investments	5.667	(10.356)	27.292	10.428	5.559
Total from Investment Operations	7.485	(8.794)	28.695	11.719	6.758
Distributions
Dividends from Net Investment Income	(1.725)	(1.426)	(1.285)	(1.139)	(1.128)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.725)	(1.426)	(1.285)	(1.139)	(1.128)
Net Asset Value, End of Period	$117.74	$111.98	$122.20	$94.79	$84.21
Total Return	6.84%	-7.15%	30.42%	14.29%	8.75%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$244	$206	$144	$55	$21
Ratio of Total Expenses to Average Net Assets	0.13%[2]	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	1.64%	1.43%	1.21%	1.59%	1.52%
Portfolio Turnover Rate	55%[3]	49%[3]	56%[3]	58%	80%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.13%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF
Notes to Financial Statements
Vanguard U.S. Quality Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

U.S. Quality Factor ETF
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

U.S. Quality Factor ETF
For the year ended November 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2023, the fund had contributed to Vanguard capital in the amount of $8,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2023, custodian fee offset arrangements reduced the fund’s expenses by $3,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

U.S. Quality Factor ETF
The following table summarizes the market value of the fund’s investments and derivatives as of November 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	242,394	—	—	242,394
Temporary Cash Investments	937	—	—	937
Total	243,331	—	—	243,331
Derivative Financial Instruments
Assets
Futures Contracts[1]	15	—	—	15
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	14,656
Total Distributable Earnings (Loss)	(14,656)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	754
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	18,362
Capital Loss Carryforwards	(22,314)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(3,198)

U.S. Quality Factor ETF
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	3,512	2,385
Long-Term Capital Gains	—	—
Total	3,512	2,385
*	Includes short-term capital gains, if any.
As of November 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	224,969
Gross Unrealized Appreciation	27,369
Gross Unrealized Depreciation	(9,007)
Net Unrealized Appreciation (Depreciation)	18,362
F.	During the year ended November 30, 2023, the fund purchased $196,075,000 of investment securities and sold $169,941,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $48,145,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2023, such purchases were $2,819,000 and sales were $84,000, resulting in net realized gain of $25,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital shares issued and redeemed were:

	Year Ended November 30,
	2023 Shares (000)	2022 Shares (000)

Issued	665	950
Issued in Lieu of Cash Distributions	—	—
Redeemed	(435)	(285)
Net Increase (Decrease) in Shares Outstanding	230	665
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.

U.S. Quality Factor ETF
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At November 30, 2023, one shareholder was a record or beneficial owner of 56% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to November 30, 2023, that would require recognition or disclosure in these financial statements.

U.S. Value Factor ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 13, 2018, Through November 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended November 30, 2023
	One Year	Five Years	Since Inception (2/13/2018)	Final Value of a $10,000 Investment
U.S. Value Factor ETF Net Asset Value	0.97%	9.34%	7.99%	$15,614
U.S. Value Factor ETF Market Price	1.02	9.33	7.99	15,612
Russell 3000 Index	12.61	11.77	11.02	18,324
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2023
	One Year	Five Years	Since Inception (2/13/2018)
U.S. Value Factor ETF Market Price	1.02%	56.19%	56.12%
U.S. Value Factor ETF Net Asset Value	0.97	56.26	56.14
Russell 3000 Index	12.61	74.44	83.24
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

U.S. Value Factor ETF
Fund Allocation
As of November 30, 2023
Basic Materials	6.1%
Consumer Discretionary	17.8
Consumer Staples	5.6
Energy	11.9
Financials	27.5
Health Care	7.3
Industrials	13.3
Real Estate	0.3
Technology	6.1
Telecommunications	4.1
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Value Factor ETF
Financial Statements
Schedule of Investments
As of November 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Basic Materials (6.1%)
	Nucor Corp.	16,722	2,842
	Dow Inc.	51,660	2,673
	Celanese Corp.	17,308	2,400
	Freeport-McMoRan Inc.	62,395	2,329
	LyondellBasell Industries NV Class A	23,928	2,276
*	Cleveland-Cliffs Inc.	121,392	2,083
	Tronox Holdings plc	103,833	1,324
	Mosaic Co.	36,531	1,311
	Koppers Holdings Inc.	25,870	1,168
	Ryerson Holding Corp.	36,941	1,144
*	US Silica Holdings Inc.	96,984	1,094
	Steel Dynamics Inc.	9,147	1,090
	Olin Corp.	22,535	1,062
*	Clearwater Paper Corp.	29,529	1,036
	Huntsman Corp.	40,678	1,001
	Mueller Industries Inc.	22,870	950
	Sylvamo Corp.	18,635	937
	AdvanSix Inc.	30,092	786
	CF Industries Holdings Inc.	10,164	764
	UFP Industries Inc.	6,600	724
	United States Steel Corp.	19,178	688
	Mativ Holdings Inc.	58,031	679
*	TimkenSteel Corp.	31,614	642
	Schnitzer Steel Industries Inc. Class A	24,895	638
	Timken Co.	8,578	621
	Commercial Metals Co.	11,777	534
	Eastman Chemical Co.	6,192	519
	SSR Mining Inc. (XTSE)	39,654	468
*	LSB Industries Inc.	46,095	395
	Olympic Steel Inc.	6,840	387
*	Intrepid Potash Inc.	14,744	303
	Chemours Co.	9,800	269
	Boise Cascade Co.	1,678	183
	Reliance Steel & Aluminum Co.	608	167
	Element Solutions Inc.	7,626	160
	International Paper Co.	3,818	141
	Newmont Corp. (XNYS)	3,084	124
			35,912
Consumer Discretionary (17.6%)
	General Motors Co.	186,520	5,894
	Ford Motor Co.	457,599	4,695
*	American Airlines Group Inc.	312,078	3,879
	Macy's Inc.	172,690	2,739
		Shares	Market Value• ($000)
*	Avis Budget Group Inc.	12,701	2,322
	Fox Corp. Class B	83,644	2,314
	Newell Brands Inc.	265,597	2,027
	Perdoceo Education Corp.	114,066	1,987
	PulteGroup Inc.	20,725	1,832
*	AutoZone Inc.	663	1,730
	Gray Television Inc.	220,986	1,708
*	Taylor Morrison Home Corp.	36,824	1,661
*	Goodyear Tire & Rubber Co.	118,724	1,649
	Lennar Corp. Class A	12,780	1,635
	DR Horton Inc.	12,574	1,605
*	Penn Entertainment Inc.	63,885	1,569
	TEGNA Inc.	96,844	1,485
*	Liberty Media Corp.-Liberty SiriusXM Class C	52,617	1,420
*	Alaska Air Group Inc.	35,214	1,331
	Bath & Body Works Inc.	39,748	1,297
	Meritage Homes Corp.	9,167	1,295
	U-Haul Holding Co.	23,684	1,282
	Travel & Leisure Co.	35,649	1,271
*	Adient plc	38,889	1,252
	PVH Corp.	12,752	1,247
*	Tri Pointe Homes Inc.	42,502	1,240
*	Beazer Homes USA Inc.	46,436	1,222
	Century Communities Inc.	16,938	1,222
	Dana Inc.	90,729	1,199
	Lennar Corp. Class B	10,368	1,190
*	Chegg Inc.	115,852	1,150
	Delta Air Lines Inc.	30,874	1,140
	BorgWarner Inc. (XNYS)	33,205	1,119
*	G-III Apparel Group Ltd.	38,600	1,111
	Harley-Davidson Inc.	35,344	1,060
	La-Z-Boy Inc.	29,606	1,042
*	Asbury Automotive Group Inc.	4,948	1,038
*	AMC Networks Inc. Class A	67,117	1,023
	H&R Block Inc.	22,502	1,022
	Academy Sports & Outdoors Inc.	19,947	1,015
*	AutoNation Inc.	7,390	1,000
	News Corp. Class A	45,388	1,000
	Lear Corp.	7,435	994
	Aaron's Co. Inc.	112,033	987
*	Sally Beauty Holdings Inc.	101,242	979
	MDC Holdings Inc.	21,901	969
	Wolverine World Wide Inc.	111,956	959
	Toll Brothers Inc.	11,095	953
*	M/I Homes Inc.	8,931	942
*	SkyWest Inc.	19,239	910

U.S. Value Factor ETF
		Shares	Market Value• ($000)
*	United Airlines Holdings Inc.	23,013	907
*	American Axle & Manufacturing Holdings Inc.	127,294	886
	Advance Auto Parts Inc.	16,976	862
	Southwest Airlines Co.	33,124	847
*	Adtalem Global Education Inc.	14,795	843
*	Caesars Entertainment Inc.	18,018	806
	KB Home	15,163	790
*	Stagwell Inc.	156,985	788
	Nexstar Media Group Inc.	5,413	768
*	ODP Corp.	16,746	763
	Hibbett Inc.	12,057	754
*	Solo Brands Inc. Class A	140,363	731
*	Brinker International Inc.	20,184	727
*	Liberty Media Corp.-Liberty SiriusXM Class A	26,927	725
	Allegiant Travel Co.	9,685	663
	Scholastic Corp.	17,176	653
*	Malibu Boats Inc. Class A	14,386	636
	MillerKnoll Inc.	23,501	606
*	SeaWorld Entertainment Inc.	12,281	601
	Caleres Inc.	19,534	593
	Boyd Gaming Corp.	9,871	583
	Dine Brands Global Inc.	13,357	581
	Marriott Vacations Worldwide Corp.	7,951	580
*	Green Brick Partners Inc.	12,019	570
*	Hovnanian Enterprises Inc. Class A	5,676	513
*	Tilly's Inc. Class A	58,237	482
	Upbound Group Inc.	16,116	469
*	MasterCraft Boat Holdings Inc.	22,236	445
	Haverty Furniture Cos. Inc.	13,712	430
	Matthews International Corp. Class A	12,602	430
*	Playtika Holding Corp.	48,462	421
*	Bally's Corp.	35,604	410
	Rush Enterprises Inc. Class A	10,275	408
*	Crocs Inc.	3,625	383
*	EW Scripps Co. Class A	53,979	373
*	Sun Country Airlines Holdings Inc.	24,585	373
	Movado Group Inc.	13,823	361
	Target Corp.	2,485	333
*	Warner Bros Discovery Inc.	31,258	327
	Graham Holdings Co. Class B	490	307
	Build-A-Bear Workshop Inc.	10,999	269
*	Hilton Grand Vacations Inc.	7,424	254
*	iHeartMedia Inc. Class A	91,235	239
	Group 1 Automotive Inc.	837	236
	LKQ Corp.	5,184	231
	eBay Inc.	5,573	229
	Sinclair Inc.	16,641	210
	Tapestry Inc.	6,613	209
	Jack in the Box Inc.	2,627	190
*	Sportsman's Warehouse Holdings Inc.	33,626	162
	Oxford Industries Inc.	1,600	145
*	2U Inc.	148,078	145
*	Liberty Media Corp.-Liberty Live Class A	3,884	128
	Shoe Carnival Inc.	4,735	115
*	Gannett Co. Inc.	51,336	95
[1]	Big 5 Sporting Goods Corp.	15,024	89
		Shares	Market Value• ($000)
*	Fossil Group Inc.	65,584	72
			104,358
Consumer Staples (5.6%)
	Altria Group Inc.	117,971	4,959
	McKesson Corp.	10,442	4,914
	CVS Health Corp.	57,515	3,908
	Archer-Daniels-Midland Co.	47,609	3,510
	Molson Coors Beverage Co. Class B	20,834	1,282
	Kraft Heinz Co.	32,460	1,140
	Tyson Foods Inc. Class A	20,679	969
	Walgreens Boots Alliance Inc.	47,120	940
	J M Smucker Co.	8,483	931
*	Darling Ingredients Inc.	20,584	903
	Ingles Markets Inc. Class A	10,454	853
*	United Natural Foods Inc.	57,907	843
	Philip Morris International Inc.	8,525	796
	Conagra Brands Inc.	28,077	794
	Andersons Inc.	15,239	760
	Vector Group Ltd.	69,366	743
	General Mills Inc.	11,547	735
	SpartanNash Co.	30,234	670
	Seaboard Corp.	187	657
	Kroger Co.	12,956	574
	Ingredion Inc.	4,832	495
	ACCO Brands Corp.	76,619	412
	Fresh Del Monte Produce Inc.	14,828	338
*	Pilgrim's Pride Corp.	11,187	286
	B&G Foods Inc.	29,009	268
	Edgewell Personal Care Co.	5,129	178
	Nu Skin Enterprises Inc. Class A	8,557	146
			33,004
Energy (11.8%)
	Phillips 66	35,799	4,614
	Marathon Petroleum Corp.	25,860	3,858
	ConocoPhillips	32,744	3,784
	Exxon Mobil Corp.	36,614	3,762
	Chevron Corp.	25,246	3,625
	Valero Energy Corp.	28,673	3,595
	EOG Resources Inc.	23,883	2,939
	Occidental Petroleum Corp.	46,657	2,760
	Williams Cos. Inc.	58,955	2,169
*	Southwestern Energy Co.	262,849	1,732
	Chord Energy Corp.	10,524	1,706
	Liberty Energy Inc.	83,880	1,665
	SM Energy Co.	44,128	1,653
	Coterra Energy Inc.	62,882	1,651
	Cheniere Energy Inc.	8,776	1,599
	Diamondback Energy Inc.	10,066	1,554
	Helmerich & Payne Inc.	38,204	1,384
*	ProPetro Holding Corp.	144,495	1,316
	EQT Corp.	31,996	1,279
*	Gulfport Energy Corp.	7,878	1,080
	Matador Resources Co.	18,630	1,078
*	Antero Resources Corp.	43,867	1,037
	Marathon Oil Corp.	40,705	1,035
	Arch Resources Inc.	6,108	1,014
	PBF Energy Inc. Class A	22,645	1,006
	HF Sinclair Corp.	18,972	996
	Berry Corp.	138,199	992
	DTE Midstream LLC	16,868	966
	Devon Energy Corp.	21,079	948
	California Resources Corp.	17,555	899
	Ovintiv Inc. (XNYS)	19,981	886
	Murphy Oil Corp.	20,507	877

U.S. Value Factor ETF
		Shares	Market Value• ($000)
*	Talos Energy Inc.	55,836	777
	Patterson-UTI Energy Inc.	62,583	733
	Warrior Met Coal Inc.	12,725	712
	SunCoke Energy Inc.	72,563	676
	Delek US Holdings Inc.	23,950	650
*	Bristow Group Inc.	23,512	605
*	Nabors Industries Ltd. (XNYS)	6,929	602
	Alpha Metallurgical Resources Inc.	2,077	583
	Golar LNG Ltd.	26,654	574
	CONSOL Energy Inc.	4,426	472
	APA Corp.	12,616	454
*	REX American Resources Corp.	9,116	447
	SandRidge Energy Inc.	29,209	403
*	Kosmos Energy Ltd.	52,489	356
	Kinder Morgan Inc.	19,815	348
	RPC Inc.	42,674	309
	VAALCO Energy Inc.	56,610	263
	Magnolia Oil & Gas Corp. Class A	11,047	238
	World Kinect Corp.	10,506	221
*	Oil States International Inc.	29,848	206
[1]	Ramaco Resources Inc. Class A	12,330	206
*	Par Pacific Holdings Inc.	4,173	143
	Equitrans Midstream Corp.	14,948	140
	Ramaco Resources Inc. Class B	7,979	119
			69,696
Financials (27.4%)
	Bank of America Corp.	235,700	7,186
	Wells Fargo & Co.	137,355	6,125
	Citigroup Inc.	118,771	5,475
	US Bancorp	136,377	5,199
	American International Group Inc.	54,939	3,616
	JPMorgan Chase & Co.	22,050	3,442
	Truist Financial Corp.	106,855	3,434
	Bank of New York Mellon Corp.	66,782	3,227
	Travelers Cos. Inc.	15,901	2,872
	Prudential Financial Inc.	29,116	2,847
	Essent Group Ltd.	57,805	2,794
	MetLife Inc.	42,346	2,694
	Webster Financial Corp.	55,631	2,495
	Goldman Sachs Group Inc.	7,011	2,395
	Unum Group	52,743	2,268
*	Brighthouse Financial Inc.	38,238	1,990
	Lincoln National Corp.	82,233	1,956
	Columbia Banking System Inc.	86,445	1,939
	Morgan Stanley	24,123	1,914
	Synovus Financial Corp.	61,864	1,905
	Western Alliance Bancorp	34,681	1,776
	Chubb Ltd.	7,549	1,732
	MGIC Investment Corp.	97,280	1,711
	Ally Financial Inc.	58,002	1,695
	Valley National Bancorp	185,962	1,692
	PNC Financial Services Group Inc.	12,552	1,681
	KeyCorp	134,337	1,664
	Old National Bancorp	110,170	1,640
	Radian Group Inc.	61,665	1,585
	Zions Bancorp NA	43,716	1,558
	Comerica Inc.	33,976	1,536
*	Enstar Group Ltd.	5,450	1,497
		Shares	Market Value• ($000)
*	Customers Bancorp Inc.	30,906	1,393
	Prosperity Bancshares Inc.	22,521	1,358
	Hancock Whitney Corp.	32,314	1,333
	S&T Bancorp Inc.	47,242	1,322
	FNB Corp.	107,001	1,283
	Affiliated Managers Group Inc.	8,999	1,220
	Corebridge Financial Inc.	56,830	1,195
	Invesco Ltd.	83,591	1,193
	Allstate Corp.	8,534	1,177
	OceanFirst Financial Corp.	83,899	1,163
	Enterprise Financial Services Corp.	29,609	1,161
*	Arch Capital Group Ltd.	13,801	1,155
	Jefferies Financial Group Inc.	32,534	1,153
	WaFd Inc.	42,090	1,125
	Renasant Corp.	39,356	1,072
	First Financial Bancorp	52,807	1,067
	BankUnited Inc.	38,451	1,061
	M&T Bank Corp.	8,113	1,040
	Axis Capital Holdings Ltd.	18,291	1,031
	Heartland Financial USA Inc.	33,133	1,025
*	Metropolitan Bank Holding Corp.	25,615	998
	Cadence Bank	39,483	989
	Fulton Financial Corp.	67,443	960
	WesBanco Inc.	35,204	937
	RenaissanceRe Holdings Ltd.	4,360	935
	Hope Bancorp Inc.	92,724	909
	Bank OZK	21,695	908
	Old Republic International Corp.	29,074	852
	Ameris Bancorp	19,996	851
	Towne Bank	31,669	832
	Associated Banc-Corp.	46,577	826
	OneMain Holdings Inc.	19,523	826
	Peoples Bancorp Inc.	27,820	819
	Atlantic Union Bankshares Corp.	26,588	813
	New York Community Bancorp Inc.	85,786	807
	Regions Financial Corp.	47,837	798
	First Busey Corp.	36,561	793
	Fidelity National Financial Inc.	17,659	792
*	Genworth Financial Inc. Class A	133,196	785
	Provident Financial Services Inc.	51,251	780
	First Citizens BancShares Inc. Class A	513	753
	Pinnacle Financial Partners Inc.	10,095	733
	Globe Life Inc.	5,848	720
	Charles Schwab Corp.	11,712	718
	Dime Community Bancshares Inc.	35,013	704
*	Axos Financial Inc.	18,236	698
	Stifel Financial Corp.	11,285	689
*	Mr Cooper Group Inc.	11,123	673
	Trustmark Corp.	29,260	670
	Aflac Inc.	8,032	664
	SouthState Corp.	8,908	660
	Jackson Financial Inc. Class A	13,127	627
	Navient Corp.	36,079	618
	Cathay General Bancorp	16,808	617
	East West Bancorp Inc.	9,802	617
	Stewart Information Services Corp.	12,897	609

U.S. Value Factor ETF
		Shares	Market Value• ($000)
	Veritex Holdings Inc.	31,239	598
	CNA Financial Corp.	14,143	596
	First Financial Corp.	15,331	586
	TrustCo Bank Corp. NY	21,286	571
	First American Financial Corp.	9,541	569
	First Foundation Inc.	96,385	567
	Univest Financial Corp.	29,956	566
	Bank of NT Butterfield & Son Ltd.	19,965	554
	United Bankshares Inc.	16,260	538
	Universal Insurance Holdings Inc.	31,715	538
	1st Source Corp.	10,777	521
	NBT Bancorp Inc.	14,613	519
	Raymond James Financial Inc.	4,921	517
	Nelnet Inc. Class A	6,040	507
	First Commonwealth Financial Corp.	37,394	500
	Franklin Resources Inc.	19,521	484
	TriCo Bancshares	13,347	459
	Heritage Financial Corp.	25,451	454
	Flushing Financial Corp.	31,654	447
	Hartford Financial Services Group Inc.	5,653	442
	BOK Financial Corp.	6,089	437
	Equitable Holdings Inc.	14,172	435
	Nicolet Bankshares Inc.	5,864	432
	Everest Group Ltd.	1,024	420
*	NMI Holdings Inc. Class A	15,035	413
	First Bancorp (XNGS)	12,792	401
	Janus Henderson Group plc	15,233	399
	Citizens Financial Group Inc.	14,607	398
	Principal Financial Group Inc.	5,379	397
	Huntington Bancshares Inc.	34,921	393
	Popular Inc.	5,316	392
*	StoneX Group Inc.	6,306	385
	Sandy Spring Bancorp Inc.	16,940	373
	Brookline Bancorp Inc.	38,374	366
	OFG Bancorp	10,729	360
	Premier Financial Corp.	17,379	347
	ConnectOne Bancorp Inc.	17,246	339
	Pacific Premier Bancorp Inc.	14,622	329
	PennyMac Financial Services Inc.	4,071	317
	Eastern Bankshares Inc.	25,725	308
	First Horizon Corp.	23,054	295
	Carlyle Group Inc.	8,482	291
	Berkshire Hills Bancorp Inc.	13,512	283
	Hanover Insurance Group Inc.	2,168	269
	Reinsurance Group of America Inc.	1,639	267
*	Markel Group Inc.	181	260
	ServisFirst Bancshares Inc.	5,004	256
	Horizon Bancorp Inc.	22,950	250
	CNO Financial Group Inc.	9,049	240
	Banner Corp.	5,160	233
	Simmons First National Corp. Class A	14,056	225
	Northwest Bancshares Inc.	19,714	220
	SLM Corp.	13,986	210
	Discover Financial Services	2,230	207
	Cullen/Frost Bankers Inc.	2,077	204
*	LendingClub Corp.	31,406	198
	Origin Bancorp Inc.	6,062	193
	Byline Bancorp Inc.	9,611	192
	First Merchants Corp.	6,076	186
		Shares	Market Value• ($000)
*	Enova International Inc.	4,468	184
	Northfield Bancorp Inc.	18,284	174
	Amalgamated Financial Corp.	8,178	172
	First Bancshares Inc.	6,629	170
	QCR Holdings Inc.	3,298	164
	Eagle Bancorp Inc.	6,827	162
	State Street Corp.	2,122	155
	Enact Holdings Inc.	5,535	153
	Home BancShares Inc.	6,563	146
	Preferred Bank	2,326	143
	Hanmi Financial Corp.	8,302	138
	Employers Holdings Inc.	3,556	136
	Selective Insurance Group Inc.	1,269	129
*	Berkshire Hathaway Inc. Class B	346	125
	Pathward Financial Inc.	1,844	91
			161,942
Health Care (7.3%)
*	Centene Corp.	59,488	4,383
	Cigna Group	14,689	3,862
	HCA Healthcare Inc.	14,815	3,711
	Bristol-Myers Squibb Co.	64,168	3,169
	Gilead Sciences Inc.	40,238	3,082
	Pfizer Inc.	86,638	2,640
	Cardinal Health Inc.	24,359	2,608
	Elevance Health Inc.	5,073	2,433
	Humana Inc.	4,542	2,202
*	Regeneron Pharmaceuticals Inc.	1,836	1,513
*	Elanco Animal Health Inc. (XNYS)	126,306	1,488
*	Owens & Minor Inc.	65,862	1,309
*	Jazz Pharmaceuticals plc	10,523	1,244
*	United Therapeutics Corp.	5,071	1,217
*	QuidelOrtho Corp.	17,071	1,173
	Royalty Pharma plc Class A	34,739	940
	Universal Health Services Inc. Class B	6,641	913
*	AdaptHealth Corp.	102,802	872
	Embecta Corp.	41,097	754
	Organon & Co.	53,334	604
	DENTSPLY SIRONA Inc.	16,850	535
*	Amneal Pharmaceuticals Inc.	97,485	420
*	Pediatrix Medical Group Inc.	42,683	358
	Premier Inc. Class A	15,998	329
	Medtronic plc	3,953	313
	Quest Diagnostics Inc.	1,990	273
*	Eagle Pharmaceuticals Inc.	34,819	204
*	Integra LifeSciences Holdings Corp.	4,680	183
*	Computer Programs and Systems Inc.	16,515	174
*	Avanos Medical Inc.	6,373	137
*	Zimvie Inc.	14,073	133
			43,176
Industrials (13.2%)
	FedEx Corp.	19,423	5,027
	Capital One Financial Corp.	34,509	3,853
*	Fiserv Inc.	25,142	3,284
	Air Lease Corp.	76,654	2,973
	Berry Global Group Inc.	43,749	2,893
*	Mohawk Industries Inc.	31,179	2,753
	Ryder System Inc.	24,165	2,589
	Synchrony Financial	59,139	1,914

U.S. Value Factor ETF
		Shares	Market Value• ($000)
	Fidelity National Information Services Inc.	29,147	1,709
	General Dynamics Corp.	6,745	1,666
	Matson Inc.	17,265	1,653
*	Gates Industrial Corp. plc	131,568	1,613
	Knight-Swift Transportation Holdings Inc.	27,445	1,476
	ManpowerGroup Inc.	19,494	1,447
*	PayPal Holdings Inc.	23,976	1,381
	L3Harris Technologies Inc.	7,071	1,349
	Global Payments Inc.	9,941	1,158
	Teekay Tankers Ltd. Class A	22,726	1,129
*	BlueLinx Holdings Inc.	12,281	1,079
	Schneider National Inc. Class B	45,518	1,048
	Genco Shipping & Trading Ltd.	62,969	977
*	Resideo Technologies Inc.	54,976	903
	Bread Financial Holdings Inc.	31,133	875
*	PagSeguro Digital Ltd. Class A	82,502	832
	Quanex Building Products Corp.	26,390	813
	AGCO Corp.	7,088	805
	Patrick Industries Inc.	9,806	804
*	Titan International Inc.	61,059	798
	Terex Corp.	15,813	783
	Scorpio Tankers Inc.	13,881	762
	Sensata Technologies Holding plc	23,017	748
	Huntington Ingalls Industries Inc.	3,089	732
	MDU Resources Group Inc.	36,690	702
	Allison Transmission Holdings Inc.	13,080	700
	Louisiana-Pacific Corp.	11,400	695
	Herc Holdings Inc.	5,495	679
*	Atkore Inc.	5,210	677
	Ardmore Shipping Corp.	49,343	671
	Deluxe Corp.	36,339	665
	Acuity Brands Inc.	3,648	654
	Regal Rexnord Corp.	5,453	653
	International Seaways Inc.	14,219	649
*	Air Transport Services Group Inc.	40,052	637
*	Conduent Inc.	209,415	637
	Owens Corning	4,574	620
*	Manitowoc Co. Inc.	42,685	612
*	CoreCivic Inc.	41,869	606
	Textron Inc.	7,766	595
*	Cross Country Healthcare Inc.	29,046	589
*	JELD-WEN Holding Inc.	36,819	588
	Wabash National Corp.	26,756	586
	Brunswick Corp.	7,057	557
*	Hireright Holdings Corp.	39,604	521
*	BrightView Holdings Inc.	67,757	518
*	American Woodmark Corp.	7,147	517
	REV Group Inc.	32,185	508
	Safe Bulkers Inc.	128,333	498
	Costamare Inc.	48,341	489
*	Tutor Perini Corp.	56,201	470
*	Alight Inc. Class A	59,193	453
	MKS Instruments Inc.	5,480	452
	Insteel Industries Inc.	13,207	449
*	Repay Holdings Corp.	59,074	443
	Greif Inc. Class A	6,189	433
	Dorian LPG Ltd.	9,969	422
*	Builders FirstSource Inc.	3,124	419
		Shares	Market Value• ($000)
*	ASGN Inc.	4,559	407
	3M Co.	3,965	393
*	Titan Machinery Inc.	16,090	368
*	Green Dot Corp. Class A	45,758	367
	Korn Ferry	6,854	355
	ArcBest Corp.	2,957	352
	Kelly Services Inc. Class A	16,723	348
	SFL Corp. Ltd.	29,495	335
*	DXP Enterprises Inc.	11,254	330
	DHT Holdings Inc.	32,563	324
*	AMN Healthcare Services Inc.	4,772	324
	GATX Corp.	2,809	306
	Resources Connection Inc.	20,252	275
*	StoneCo. Ltd. Class A	16,844	263
*	Hillman Solutions Corp.	31,837	233
	First Advantage Corp.	14,422	224
	Griffon Corp.	4,686	218
	Covenant Logistics Group Inc.	4,270	182
*	Teekay Corp.	26,051	180
	EnerSys	1,921	170
	TTEC Holdings Inc.	8,982	168
	Kronos Worldwide Inc.	16,810	147
	Werner Enterprises Inc.	3,549	142
	Heidrick & Struggles International Inc.	4,801	130
*	Hub Group Inc. Class A	1,656	125
	Greenbrier Cos. Inc.	3,286	124
	United Rentals Inc.	139	66
	PACCAR Inc.	518	48
			78,094
Real Estate (0.3%)
	Newmark Group Inc. Class A	101,637	836
*	Jones Lang LaSalle Inc.	4,559	709
*	Anywhere Real Estate Inc.	51,261	276
			1,821
Technology (6.1%)
	QUALCOMM Inc.	23,838	3,076
	HP Inc.	99,273	2,913
	Concentrix Corp.	29,751	2,796
*	DXC Technology Co.	119,734	2,770
*	TTM Technologies Inc.	109,562	1,645
	Hewlett Packard Enterprise Co.	88,370	1,494
*	Coherent Corp.	35,953	1,323
*	RingCentral Inc. Class A	46,126	1,313
*	Ziff Davis Inc.	19,185	1,224
	TD SYNNEX Corp.	11,486	1,133
	International Business Machines Corp.	6,260	993
*	Synaptics Inc.	9,620	974
	Xerox Holdings Corp.	68,579	959
*	NCR Voyix Corp.	56,452	885
	Skyworks Solutions Inc.	8,895	862
*	Qorvo Inc.	8,748	844
*	Dropbox Inc. Class A	28,288	797
	Amkor Technology Inc.	25,036	705
	Adeia Inc.	76,195	700
	Intel Corp.	15,133	677
	Science Applications International Corp.	5,587	656
	Vishay Intertechnology Inc.	26,841	597
*	Alpha & Omega Semiconductor Ltd.	27,247	583
*	ScanSource Inc.	15,204	508

U.S. Value Factor ETF
		Shares	Market Value• ($000)
*	Consensus Cloud Solutions Inc.	24,501	451
	SS&C Technologies Holdings Inc.	8,006	450
	Microchip Technology Inc.	5,263	439
*	Ultra Clean Holdings Inc.	16,036	435
*	Sanmina Corp.	8,404	421
*	NetScout Systems Inc.	18,519	372
	Dun & Bradstreet Holdings Inc.	34,715	368
*	Alphabet Inc. Class C	2,623	351
*	Photronics Inc.	15,383	325
*	Verint Systems Inc.	13,136	323
	Cognizant Technology Solutions Corp. Class A	4,132	291
	Methode Electronics Inc.	11,334	269
*	E2open Parent Holdings Inc.	70,389	256
*	Cohu Inc.	7,717	245
*	SolarWinds Corp.	17,241	200
*	Digital Turbine Inc.	42,217	196
*	Arrow Electronics Inc.	1,420	168
	Immersion Corp.	17,520	114
			36,101
Telecommunications (4.1%)
	Verizon Communications Inc.	142,629	5,467
	AT&T Inc.	252,526	4,184
	Comcast Corp. Class A	93,653	3,923
*	Charter Communications Inc. Class A	6,839	2,736
	T-Mobile US Inc.	10,446	1,572
	Telephone and Data Systems Inc.	70,408	1,387
		Shares	Market Value• ($000)
*	CommScope Holding Co. Inc.	709,490	1,185
	Cisco Systems Inc.	19,870	961
*	Liberty Latin America Ltd. Class C	124,594	851
	Cable One Inc.	1,594	848
	Bel Fuse Inc. Class B	14,982	811
*	Liberty Latin America Ltd. Class A	32,631	221
			24,146
Total Common Stocks (Cost $590,794)			588,250
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[2,3]	Vanguard Market Liquidity Fund, 5.438% (Cost $1,887)	18,871	1,887
Total Investments (99.8%) (Cost $592,681)			590,137
Other Assets and Liabilities—Net (0.2%)			1,246
Net Assets (100%)			591,383
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $305,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $320,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2023	10	2,288	142
Micro E-mini S&P 500 Index	December 2023	11	252	4
				146

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF
Statement of Assets and Liabilities
As of November 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $590,794)	588,250
Affiliated Issuers (Cost $1,887)	1,887
Total Investments in Securities	590,137
Investment in Vanguard	20
Cash Collateral Pledged—Futures Contracts	128
Receivables for Investment Securities Sold	25
Receivables for Accrued Income	1,481
Variation Margin Receivable—Futures Contracts	10
Total Assets	591,801
Liabilities
Due to Custodian	58
Payables for Investment Securities Purchased	8
Collateral for Securities on Loan	320
Payables to Vanguard	32
Total Liabilities	418
Net Assets	591,383
1 Includes $305,000 of securities on loan.
At November 30, 2023, net assets consisted of:

Paid-in Capital	683,111
Total Distributable Earnings (Loss)	(91,728)
Net Assets	591,383

Net Assets
Applicable to 5,725,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	591,383
Net Asset Value Per Share	$103.30

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF
Statement of Operations

Year Ended November 30, 2023
($000)
Investment Income
Income
Dividends[1]	16,538
Interest[2]	123
Securities Lending—Net	26
Total Income	16,687
Expenses
The Vanguard Group—Note B
Investment Advisory Services	169
Management and Administrative	484
Marketing and Distribution	33
Custodian Fees	8
Auditing Fees	28
Shareholders’ Reports	35
Trustees’ Fees and Expenses	—
Other Expenses	16
Total Expenses	773
Expenses Paid Indirectly	(2)
Net Expenses	771
Net Investment Income	15,916
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	37,172
Futures Contracts	(102)
Realized Net Gain (Loss)	37,070
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(61,973)
Futures Contracts	131
Change in Unrealized Appreciation (Depreciation)	(61,842)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,856)
1	Dividends are net of foreign withholding taxes of $5,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $117,000, $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $69,063,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF
Statement of Changes in Net Assets

	Year Ended November 30,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,916	13,988
Realized Net Gain (Loss)	37,070	29,868
Change in Unrealized Appreciation (Depreciation)	(61,842)	(11,726)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,856)	32,130
Distributions
Total Distributions	(15,929)	(12,731)
Capital Share Transactions
Issued	221,012	413,815
Issued in Lieu of Cash Distributions	—	—
Redeemed	(275,525)	(210,797)
Net Increase (Decrease) from Capital Share Transactions	(54,513)	203,018
Total Increase (Decrease)	(79,298)	222,417
Net Assets
Beginning of Period	670,681	448,264
End of Period	591,383	670,681

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$105.20	$99.84	$73.96	$75.51	$74.35
Investment Operations
Net Investment Income[1]	2.689	2.220	1.923	1.689	1.671
Net Realized and Unrealized Gain (Loss) on Investments	(1.898)	5.212	25.644	(1.634)	1.053
Total from Investment Operations	.791	7.432	27.567	.055	2.724
Distributions
Dividends from Net Investment Income	(2.691)	(2.072)	(1.687)	(1.605)	(1.564)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.691)	(2.072)	(1.687)	(1.605)	(1.564)
Net Asset Value, End of Period	$103.30	$105.20	$99.84	$73.96	$75.51
Total Return	0.97%	7.63%	37.51%	0.70%	3.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$591	$671	$448	$133	$81
Ratio of Total Expenses to Average Net Assets	0.13%[2]	0.13%[2]	0.13%	0.14%[2]	0.14%[2]
Ratio of Net Investment Income to Average Net Assets	2.68%	2.22%	1.98%	2.68%	2.32%
Portfolio Turnover Rate	24%[3]	64%[3]	43%[3]	52%[3]	73%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.13%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF
Notes to Financial Statements
Vanguard U.S. Value Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

U.S. Value Factor ETF
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

U.S. Value Factor ETF
For the year ended November 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2023, the fund had contributed to Vanguard capital in the amount of $20,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2023, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2023, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These

U.S. Value Factor ETF
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	69,063
Total Distributable Earnings (Loss)	(69,063)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	3,053
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(2,544)
Capital Loss Carryforwards	(92,237)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(91,728)
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	15,929	12,731
Long-Term Capital Gains	—	—
Total	15,929	12,731
*	Includes short-term capital gains, if any.
As of November 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	592,681
Gross Unrealized Appreciation	45,180
Gross Unrealized Depreciation	(47,724)
Net Unrealized Appreciation (Depreciation)	(2,544)

U.S. Value Factor ETF
F.	During the year ended November 30, 2023, the fund purchased $361,009,000 of investment securities and sold $415,754,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $273,417,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2023, such purchases were $4,005,000 and sales were $2,190,000, resulting in net realized gain of $28,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital shares issued and redeemed were:

	Year Ended November 30,
	2023 Shares (000)	2022 Shares (000)

Issued	2,120	4,035
Issued in Lieu of Cash Distributions	—	—
Redeemed	(2,770)	(2,150)
Net Increase (Decrease) in Shares Outstanding	(650)	1,885
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At November 30, 2023, two shareholders were each a record or beneficial owner of 25% of the fund’s net assets, with a combined ownership of 54%. If any of these shareholders were to redeem their investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to November 30, 2023, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Wellington Fund and Shareholders of Vanguard U.S. Minimum Volatility ETF, Vanguard U.S. Momentum Factor ETF, Vanguard U.S. Multifactor ETF, Vanguard U.S. Quality Factor ETF and Vanguard U.S. Value Factor ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard U.S. Minimum Volatility ETF, Vanguard U.S. Momentum Factor ETF, Vanguard U.S. Multifactor ETF, Vanguard U.S. Quality Factor ETF and Vanguard U.S. Value Factor ETF (five of the funds constituting Vanguard Wellington Fund, hereafter collectively referred to as the "Funds") as of November 30, 2023, the related statements of operations for the year ended November 30, 2023, the statements of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2023 and each of the financial highlights for each of the five years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 19, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction for corporate shareholders.
Fund	Percentage
U.S. Minimum Volatility ETF	91.1%
U.S. Momentum Factor ETF	86.1
U.S. Multifactor ETF	97.5
U.S. Quality Factor ETF	100.0
U.S. Value Factor ETF	96.1
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for individual shareholders for the fiscal year.
Fund	($000)
U.S. Minimum Volatility ETF	1,941
U.S. Momentum Factor ETF	3,438
U.S. Multifactor ETF	3,596
U.S. Quality Factor ETF	3,513
U.S. Value Factor ETF	15,929
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
U.S. Minimum Volatility ETF	6
U.S. Momentum Factor ETF	17
U.S. Multifactor ETF	9
U.S. Quality Factor ETF	12
U.S. Value Factor ETF	33

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global
Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q44190 012024

Annual Report   |   November 30, 2023
Vanguard U.S. Multifactor Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	4
Performance Summary	6
Financial Statements	8
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard U.S. Multifactor Fund returned 3.19% for the 12 months ended November 30, 2023. It underperformed its benchmark, the Russell 3000 Index, which returned 12.61%.
•	For much of the period, inflation continued to ease amid interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending dialed back expectations of an imminent recession. Although the prospect of higher interest rates for longer and heightened geopolitical tensions weighed on market sentiment at times toward the close of the period, global stocks and bonds rallied in November.
•	Three of the fund’s industry sectors contributed positively to relative performance. Our selection in industrials, a lack of exposure to utilities, and an underweight allocation to real estate all added to performance.
•	Information technology detracted most from results, followed by energy, communication services, and financials.
Market Barometer
	Average Annual Total Returns Periods Ended November 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	13.57%	8.72%	12.25%
Russell 2000 Index (Small-caps)	-2.56	1.13	4.78
Russell 3000 Index (Broad U.S. market)	12.61	8.26	11.77
FTSE All-World ex US Index (International)	9.64	2.12	5.49
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	1.32%	-4.46%	0.79%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	4.28	-0.96	2.03
FTSE Three-Month U.S. Treasury Bill Index	5.12	2.08	1.85
CPI
Consumer Price Index	3.14%	5.67%	4.03%
1

Advisor’s Report
Vanguard U.S. Multifactor Fund returned 3.19% for the 12 months ended November 30, 2023. It underperformed the 12.61% return of its benchmark, the Russell 3000 Index.
The fund seeks to create a portfolio with broad equity exposure and the potential for long-term capital appreciation by investing in stocks with relatively strong recent performance, strong fundamentals, and low prices relative to fundamentals. To promote diversification and to mitigate exposure to less liquid and more volatile stocks, a rules-based screen is applied to the universe of all U.S. large-, mid-, and small-capitalization stocks. We then evaluate the remaining securities based on exposure to momentum, quality, and value factors.
The investment environment
At the beginning of the 12 months, inflation eased off multidecade highs amid ongoing interest rate hikes by central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained global recession. Although heightened geopolitical tensions and the prospect of higher interest rates for longer weighed on market sentiment toward the close of the period, global stocks and bonds rallied in November.
Within this environment, large-cap stocks outperformed small-caps. Growth outpaced value, and U.S. stocks outperformed their non-U.S. counterparts. Six of the benchmark’s 11 industry sectors gained ground, with information technology (IT), communication services, and consumer discretionary producing the strongest results.
The fund’s successes and shortfalls
Although our exposure to high-quality stocks (ones with strong fundamentals) generally held up well, the outperformance of large-cap stocks during the period was a major reason for the fund’s underperformance, as our approach to factor investing tends to favor smaller companies relative to our benchmark.
Eight of the fund’s sectors detracted from relative performance. An underweight allocation to and selection in IT and our overweight allocation to energy held back results the most. Our decision not to hold utilities, selection in industrials, and underweight allocation to real estate added to results.
At the stock level, top contributors included overweight allocations to Super Micro Computer in IT, Builders FirstSource in industrials, and Modine Manufacturing in consumer discretionary. Other top contributors were Pfizer in health care and Bank of America in financials.
Our underweight allocations to Microsoft, NVIDIA, and Apple in IT; Meta in communication services; and Amazon in consumer discretionary detracted the most.
We expect our approach to portfolio construction to produce long-term capital appreciation that reflects the factors emphasized by the fund. Results will vary over different periods and across factors.

2

However, we believe that focusing on the risk-adjusted returns of the portfolio relative to its targeted factors and the benchmark will serve investors well over time.
We thank you for your investment and look forward to serving you in the period ahead.
John Ameriks, Ph.D.,
Principal, Global Head,
and Portfolio Manager
Scott Rodemer, CFA,
Head of Equity Factor Investments
and Portfolio Manager
Vanguard Quantitative Equity Group
December 12, 2023
3

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
4

Six Months Ended November 30, 2023
U.S. Multifactor Fund	Beginning Account Value 5/31/2023	Ending Account Value 11/30/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,130.70	$0.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.17	0.91
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
5

U.S. Multifactor Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 15, 2018, Through November 30, 2023
Initial Investment of $50,000
	Average Annual Total Returns Periods Ended November 30, 2023
	One Year	Five Years	Since Inception (2/15/2018)	Final Value of a $50,000 Investment
U.S. Multifactor Fund	3.19%	8.78%	7.33%	$75,315
Russell 3000 Index	12.61	11.77	10.53	89,248
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
6

U.S. Multifactor Fund
Fund Allocation
As of November 30, 2023
Basic Materials	4.3%
Consumer Discretionary	18.3
Consumer Staples	5.0
Energy	13.9
Financials	15.0
Health Care	8.8
Industrials	17.9
Real Estate	0.2
Technology	14.5
Telecommunications	2.1
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
7

U.S. Multifactor Fund
Financial Statements
Schedule of Investments
As of November 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.6%)
Basic Materials (4.3%)
	Nucor Corp.	4,065	691
	Mueller Industries Inc.	7,812	324
	UFP Industries Inc.	2,477	272
	Steel Dynamics Inc.	2,032	242
	Reliance Steel & Aluminum Co.	854	235
	Olympic Steel Inc.	3,241	183
	Boise Cascade Co.	1,311	143
	LyondellBasell Industries NV Class A	1,426	136
	CF Industries Holdings Inc.	1,785	134
	Westlake Corp.	1,046	134
	Commercial Metals Co.	2,803	127
*	US Silica Holdings Inc.	11,003	124
	Worthington Industries Inc.	1,652	119
	Olin Corp.	2,382	112
	Mosaic Co.	1,854	67
	Freeport-McMoRan Inc.	1,772	66
	Timken Co.	823	60
	Southern Copper Corp.	637	46
	Fastenal Co.	556	33
	AdvanSix Inc.	1,006	26
*	TimkenSteel Corp.	993	20
			3,294
Consumer Discretionary (18.0%)
*	Booking Holdings Inc.	189	591
	Walmart Inc.	3,200	498
	TJX Cos. Inc.	4,765	420
	H&R Block Inc.	8,342	379
	Perdoceo Education Corp.	21,587	376
*	Airbnb Inc. Class A	2,962	374
*	O'Reilly Automotive Inc.	350	344
*	AutoZone Inc.	115	300
*	Deckers Outdoor Corp.	412	274
*	AutoNation Inc.	1,978	268
	PVH Corp.	2,689	263
	PulteGroup Inc.	2,655	235
	Lennar Corp. Class A	1,782	228
	Scholastic Corp.	5,728	218
	Meritage Homes Corp.	1,426	201
*	NVR Inc.	32	197
	Lennar Corp. Class B	1,703	195
	Tempur Sealy International Inc.	4,715	190
	Signet Jewelers Ltd.	2,266	186
	Dillard's Inc. Class A	533	185
	Murphy USA Inc.	495	183
	Ethan Allen Interiors Inc.	6,692	180
		Shares	Market Value• ($000)
	DR Horton Inc.	1,396	178
	Dick's Sporting Goods Inc.	1,339	174
*	Malibu Boats Inc. Class A	3,681	163
	Ralph Lauren Corp.	1,255	162
*	Cars.com Inc.	8,659	161
*	Asbury Automotive Group Inc.	733	154
	La-Z-Boy Inc.	4,351	153
*	YETI Holdings Inc.	3,600	153
	Group 1 Automotive Inc.	537	151
	Thor Industries Inc.	1,529	151
*	M/I Homes Inc.	1,415	149
	Toll Brothers Inc.	1,718	148
	KB Home	2,772	144
	Williams-Sonoma Inc.	760	143
	Upbound Group Inc.	4,886	142
*	Stride Inc.	2,346	142
*	1-800-Flowers.com Inc. Class A	15,589	138
*	Tri Pointe Homes Inc.	4,696	137
	Acushnet Holdings Corp.	2,169	123
	eBay Inc.	3,009	123
*	Taylor Morrison Home Corp.	2,734	123
	MDC Holdings Inc.	2,728	121
	Build-A-Bear Workshop Inc.	4,930	120
*	Urban Outfitters Inc.	3,288	117
*	Green Brick Partners Inc.	2,403	114
	BorgWarner Inc. (XNYS)	3,286	111
*	ODP Corp.	2,425	110
*	Royal Caribbean Cruises Ltd.	1,002	108
	MillerKnoll Inc.	4,000	103
	Oxford Industries Inc.	1,143	103
*	Cavco Industries Inc.	353	100
*	Adtalem Global Education Inc.	1,740	99
	Winnebago Industries Inc.	1,525	99
	Lowe's Cos. Inc.	491	98
	American Eagle Outfitters Inc.	5,113	97
	Haverty Furniture Cos. Inc.	3,085	97
*	SkyWest Inc.	2,000	95
*	Helen of Troy Ltd.	900	95
	Penske Automotive Group Inc.	629	94
*	Expedia Group Inc.	681	93
*	Abercrombie & Fitch Co. Class A	1,200	91
	Movado Group Inc.	3,434	90
	Jack in the Box Inc.	1,213	88
	Caleres Inc.	2,800	85
*	Brinker International Inc.	2,325	84
*	Playtika Holding Corp.	9,677	84
	Guess? Inc.	3,776	83
	Monarch Casino & Resort Inc.	1,323	83
8

U.S. Multifactor Fund
		Shares	Market Value• ($000)
	Academy Sports & Outdoors Inc.	1,612	82
*	Skechers USA Inc. Class A	1,350	80
	Hibbett Inc.	1,270	79
	Steelcase Inc. Class A	5,714	70
	Travel & Leisure Co.	1,926	69
	International Game Technology plc	2,520	67
	Buckle Inc.	1,659	64
*	elf Beauty Inc.	544	64
*	Skyline Champion Corp.	1,007	61
*	Dream Finders Homes Inc. Class A	2,500	61
*	G-III Apparel Group Ltd.	2,006	58
	Rush Enterprises Inc. Class A	1,431	57
	PriceSmart Inc.	774	52
	Matthews International Corp. Class A	1,487	51
	Century Communities Inc.	698	50
	Bloomin' Brands Inc.	2,070	48
	Sonic Automotive Inc. Class A	936	48
*	SeaWorld Entertainment Inc.	971	47
	Best Buy Co. Inc.	646	46
	Gap Inc.	2,264	45
	Nexstar Media Group Inc.	312	44
	Shoe Carnival Inc.	1,771	43
	Boyd Gaming Corp.	717	42
	LKQ Corp.	910	41
	Tapestry Inc.	1,308	41
	Bath & Body Works Inc.	1,202	39
*	American Axle & Manufacturing Holdings Inc.	5,152	36
	Inter Parfums Inc.	290	36
*	Crocs Inc.	327	35
*	MasterCraft Boat Holdings Inc.	1,709	34
	News Corp. Class B	1,400	32
*	Turtle Beach Corp.	2,628	30
*	Beazer Homes USA Inc.	1,091	29
	Strategic Education Inc.	289	26
*	Destination XL Group Inc.	6,825	26
*	Grand Canyon Education Inc.	181	25
	Garmin Ltd.	205	25
	Omnicom Group Inc.	194	16
			13,858
Consumer Staples (4.9%)
	McKesson Corp.	1,661	782
	Altria Group Inc.	11,623	489
	Ingles Markets Inc. Class A	5,013	409
	Philip Morris International Inc.	3,051	285
	Kroger Co.	5,555	246
	Kimberly-Clark Corp.	1,374	170
	Casey's General Stores Inc.	576	159
	Molson Coors Beverage Co. Class B	2,518	155
	Coca-Cola Consolidated Inc.	200	147
*	Performance Food Group Co.	2,207	143
	Weis Markets Inc.	2,322	140
	Cal-Maine Foods Inc.	2,470	118
	Cencora Inc.	534	109
*	Sprouts Farmers Market Inc.	2,539	109
	Vector Group Ltd.	9,569	102
	SpartanNash Co.	4,059	90
	John B Sanfilippo & Son Inc.	697	64
	Dole plc	4,335	50
	Edgewell Personal Care Co.	591	21
			3,788
		Shares	Market Value• ($000)
Energy (13.7%)
	EOG Resources Inc.	7,071	870
	ConocoPhillips	5,554	642
	Exxon Mobil Corp.	6,130	630
	Marathon Petroleum Corp.	4,113	614
	Valero Energy Corp.	4,037	506
	Occidental Petroleum Corp.	7,490	443
	Chord Energy Corp.	2,262	367
	Cheniere Energy Inc.	1,878	342
	Phillips 66	2,461	317
	Northern Oil and Gas Inc.	7,679	287
	Chevron Corp.	1,533	220
*	Helix Energy Solutions Group Inc.	21,045	196
	Matador Resources Co.	3,321	192
*	Weatherford International plc	2,080	189
*	Par Pacific Holdings Inc.	5,145	176
	Select Water Solutions Inc.	22,997	172
	Warrior Met Coal Inc.	3,063	171
	HF Sinclair Corp.	3,250	171
	Civitas Resources Inc.	2,454	169
	PBF Energy Inc. Class A	3,758	167
	ChampionX Corp.	5,537	162
	CONSOL Energy Inc.	1,497	160
	Range Resources Corp.	4,853	158
*	Newpark Resources Inc.	21,751	151
	Diamondback Energy Inc.	918	142
*	Gulfport Energy Corp.	1,038	142
	Helmerich & Payne Inc.	3,900	141
	Magnolia Oil & Gas Corp. Class A	6,555	141
	Marathon Oil Corp.	5,522	140
*	ProPetro Holding Corp.	15,357	140
	Murphy Oil Corp.	3,240	139
*	REX American Resources Corp.	2,788	137
	RPC Inc.	18,690	135
	Liberty Energy Inc.	6,754	134
	SunCoke Energy Inc.	13,933	130
	Permian resources Corp.	9,902	130
	Coterra Energy Inc.	4,890	128
	Chesapeake Energy Corp.	1,526	122
	Arch Resources Inc.	711	118
	EQT Corp.	2,541	101
*	CNX Resources Corp.	4,778	100
	California Resources Corp.	1,913	98
*	DMC Global Inc.	5,794	92
	Solaris Oilfield Infrastructure Inc. Class A	10,619	91
*	Southwestern Energy Co.	12,274	81
	Berry Corp.	10,600	76
	CVR Energy Inc.	2,383	76
*	NOW Inc.	6,182	62
	SandRidge Energy Inc.	4,460	62
*	Expro Group Holdings NV	3,578	56
	Devon Energy Corp.	1,145	51
*	Oil States International Inc.	6,359	44
	Equitrans Midstream Corp.	3,878	36
	Ovintiv Inc. (XNYS)	654	29
			10,546
Financials (14.8%)
	American International Group Inc.	10,017	659
	Aflac Inc.	7,431	615
	OFG Bancorp	13,273	445
	Old Republic International Corp.	15,158	444
	MGIC Investment Corp.	24,937	439
	JPMorgan Chase & Co.	2,499	390

9

U.S. Multifactor Fund
		Shares	Market Value• ($000)
	Wells Fargo & Co.	7,873	351
	Primerica Inc.	1,561	327
	Ameriprise Financial Inc.	910	322
	First BanCorp (XNYS)	18,753	281
	Navient Corp.	16,124	276
	CNO Financial Group Inc.	9,882	262
	Pathward Financial Inc.	5,200	258
	Enact Holdings Inc.	9,267	257
	Unum Group	5,929	255
*	NMI Holdings Inc. Class A	9,114	251
	Employers Holdings Inc.	6,323	242
	Hartford Financial Services Group Inc.	2,964	232
*	Genworth Financial Inc. Class A	38,111	225
*	Mr Cooper Group Inc.	3,640	220
	Jefferies Financial Group Inc.	6,188	219
	Radian Group Inc.	8,360	215
	OneMain Holdings Inc.	4,810	203
	First Citizens BancShares Inc. Class A	137	201
	International Bancshares Corp.	4,416	198
	PennyMac Financial Services Inc.	2,457	191
	Popular Inc.	2,480	183
*	Arch Capital Group Ltd.	2,188	183
	S&T Bancorp Inc.	6,290	176
	Apollo Global Management Inc.	1,567	144
	Affiliated Managers Group Inc.	1,039	141
*	Axos Financial Inc.	3,529	135
	Victory Capital Holdings Inc. Class A	4,015	129
	Bank OZK	3,018	126
	Principal Financial Group Inc.	1,657	122
	Discover Financial Services	1,244	116
	SLM Corp.	7,503	113
	LPL Financial Holdings Inc.	495	110
	Federal Agricultural Mortgage Corp. Class C	650	108
	Preferred Bank	1,732	107
	1st Source Corp.	2,132	103
	Bank of New York Mellon Corp.	2,044	99
	Bank of NT Butterfield & Son Ltd.	3,537	98
	Evercore Inc. Class A	588	87
	WaFd Inc.	3,015	81
	Equitable Holdings Inc.	2,592	80
	QCR Holdings Inc.	1,589	79
	Old Second Bancorp Inc.	5,516	78
	Banc of California Inc.	6,000	69
	Voya Financial Inc.	958	69
	Eagle Bancorp Inc.	2,842	67
	City Holding Co.	688	66
	Fidelity National Financial Inc.	1,472	66
*	Brighthouse Financial Inc.	1,137	59
	Park National Corp.	505	56
	ConnectOne Bancorp Inc.	2,670	53
	Assured Guaranty Ltd.	775	53
	Central Pacific Financial Corp.	2,577	45
	Hanmi Financial Corp.	2,664	44
	Nelnet Inc. Class A	371	31
	Artisan Partners Asset Management Inc. Class A	500	19
	Piper Sandler Cos.	121	19
	TrustCo Bank Corp. NY	713	19
	White Mountains Insurance Group Ltd.	11	17
		Shares	Market Value• ($000)
*	Credit Acceptance Corp.	36	16
			11,344
Health Care (8.7%)
	HCA Healthcare Inc.	3,320	832
*	Align Technology Inc.	3,455	739
	Gilead Sciences Inc.	7,910	606
	Elevance Health Inc.	917	440
	Merck & Co. Inc.	4,215	432
*	Vertex Pharmaceuticals Inc.	1,193	423
	Humana Inc.	840	407
	AbbVie Inc.	2,264	322
	Cardinal Health Inc.	2,987	320
*	Regeneron Pharmaceuticals Inc.	345	284
	Cigna Group	804	211
*	Medpace Holdings Inc.	741	201
*	Catalyst Pharmaceuticals Inc.	12,131	175
	Eli Lilly & Co.	291	172
*	OraSure Technologies Inc.	21,452	157
*	United Therapeutics Corp.	593	142
*	Owens & Minor Inc.	6,100	121
*	Amneal Pharmaceuticals Inc.	25,768	111
*	Collegium Pharmaceutical Inc.	3,968	102
*	Lantheus Holdings Inc.	1,209	87
*	PetIQ Inc.	4,876	85
*	Molina Healthcare Inc.	146	53
*	Centene Corp.	683	50
*	Corcept Therapeutics Inc.	1,733	44
*	Jazz Pharmaceuticals plc	363	43
*	Henry Schein Inc.	612	41
	West Pharmaceutical Services Inc.	96	34
	LeMaitre Vascular Inc.	359	19
			6,653
Industrials (17.6%)
*	Builders FirstSource Inc.	3,221	432
	Caterpillar Inc.	1,692	424
	FedEx Corp.	1,425	369
	MSC Industrial Direct Co. Inc. Class A	3,213	313
*	Fiserv Inc.	2,333	305
	Kelly Services Inc. Class A	12,569	261
*	XPO Inc.	2,841	245
	Parker-Hannifin Corp.	550	238
	Carrier Global Corp.	4,300	223
	United Rentals Inc.	467	222
	EMCOR Group Inc.	1,009	214
	American Express Co.	1,237	211
	Owens Corning	1,544	209
*	Modine Manufacturing Co.	4,139	204
*	GMS Inc.	2,820	191
*	Atkore Inc.	1,344	175
	PACCAR Inc.	1,894	174
	Dorian LPG Ltd.	4,107	174
	Ryder System Inc.	1,583	170
	Crane NXT Co.	3,288	169
	Deluxe Corp.	9,211	168
*	Saia Inc.	430	168
*	American Woodmark Corp.	2,313	167
	Landstar System Inc.	933	161
*	JELD-WEN Holding Inc.	9,899	158
	Patrick Industries Inc.	1,929	158
	Synchrony Financial	4,866	157
	Allison Transmission Holdings Inc.	2,925	156
	Ardmore Shipping Corp.	11,409	155

10

U.S. Multifactor Fund
		Shares	Market Value• ($000)
	DHT Holdings Inc.	15,385	153
	Carlisle Cos. Inc.	543	152
*	TopBuild Corp.	511	151
	Applied Industrial Technologies Inc.	898	144
	Nordic American Tankers Ltd.	36,723	143
	Moog Inc. Class A	1,011	142
	Griffon Corp.	3,026	141
	Teekay Tankers Ltd. Class A	2,785	138
	Terex Corp.	2,686	133
	Encore Wire Corp.	715	132
	EnerSys	1,459	129
*	Teekay Corp.	18,662	129
	International Seaways Inc.	2,761	126
*	Euronet Worldwide Inc.	1,365	119
*	Manitowoc Co. Inc.	8,129	117
*	WEX Inc.	665	117
	ArcBest Corp.	970	116
	Covenant Logistics Group Inc.	2,715	116
	Comfort Systems USA Inc.	595	115
	Hubbell Inc.	383	115
	Resources Connection Inc.	8,396	114
*	MYR Group Inc.	896	112
	Watts Water Technologies Inc. Class A	573	110
	Scorpio Tankers Inc.	1,998	110
	Insteel Industries Inc.	3,217	109
*	AAR Corp.	1,549	107
	Brunswick Corp.	1,346	106
	Preformed Line Products Co.	850	106
	Badger Meter Inc.	703	104
*	Sterling Infrastructure Inc.	1,633	104
	Barrett Business Services Inc.	935	103
*	Hub Group Inc. Class A	1,364	103
	Genco Shipping & Trading Ltd.	6,625	103
	Quanex Building Products Corp.	3,255	100
	Esab Corp.	1,296	100
*	Gibraltar Industries Inc.	1,447	97
	AGCO Corp.	858	97
	Greif Inc. Class A	1,330	93
	Snap-on Inc.	334	92
	Apogee Enterprises Inc.	2,021	91
	Acuity Brands Inc.	496	89
	Matson Inc.	915	88
*	Thermon Group Holdings Inc.	2,912	88
	Wabash National Corp.	3,997	88
	Old Dominion Freight Line Inc.	220	86
	Simpson Manufacturing Co. Inc.	508	85
	Louisiana-Pacific Corp.	1,377	84
	Schneider National Inc. Class B	3,667	84
	LSI Industries Inc.	6,339	83
	Argan Inc.	1,637	76
	WW Grainger Inc.	94	74
*	Beacon Roofing Supply Inc.	902	73
	Western Union Co.	6,166	72
	JB Hunt Transport Services Inc.	384	71
	Marten Transport Ltd.	3,756	71
	Kforce Inc.	1,003	70
	Visa Inc. Class A	271	70
	Kennametal Inc.	2,841	66
	Knight-Swift Transportation Holdings Inc.	1,207	65
	Eaton Corp. plc	285	65
	Belden Inc.	853	57
	Kadant Inc.	215	56
*	Cross Country Healthcare Inc.	2,677	54
		Shares	Market Value• ($000)
	Vontier Corp.	1,500	51
	Watsco Inc.	132	50
	Expeditors International of Washington Inc.	393	47
	nVent Electric plc	876	47
	Franklin Electric Co. Inc.	516	46
	REV Group Inc.	2,845	45
	Packaging Corp. of America	264	44
*	DXP Enterprises Inc.	1,482	43
	Graphic Packaging Holding Co.	1,693	38
	General Electric Co.	308	38
	Berry Global Group Inc.	510	34
*	Masonite International Corp.	380	34
*	TriNet Group Inc.	296	34
	Johnson Controls International plc	578	31
	ITT Inc.	264	29
*	O-I Glass Inc.	1,739	26
	Valmont Industries Inc.	115	25
	Robert Half Inc.	266	22
	Standex International Corp.	161	22
	H&E Equipment Services Inc.	462	20
	Myers Industries Inc.	1,162	20
	WESCO International Inc.	111	17
			13,538
Real Estate (0.2%)
	St. Joe Co.	2,011	103
*	GEO Group Inc.	4,482	46
			149
Technology (14.3%)
*	Meta Platforms Inc. Class A	2,020	661
	Applied Materials Inc.	4,294	643
*	Alphabet Inc. Class C	4,524	606
	Lam Research Corp.	843	604
	Microchip Technology Inc.	7,140	596
	Oracle Corp.	4,838	562
*	Adobe Inc.	905	553
	KLA Corp.	919	500
*	Salesforce Inc.	1,772	446
	Broadcom Inc.	452	418
*	Alphabet Inc. Class A	2,940	390
	Jabil Inc.	3,160	364
*	Synopsys Inc.	600	326
*	Cadence Design Systems Inc.	1,091	298
*	Palo Alto Networks Inc.	1,000	295
*	ON Semiconductor Corp.	3,040	217
*	Axcelis Technologies Inc.	1,688	210
*	Photronics Inc.	9,882	209
*	Rambus Inc.	2,902	196
	Amkor Technology Inc.	6,665	188
*	Kyndryl Holdings Inc.	9,168	165
	Amdocs Ltd.	1,944	163
*	Cohu Inc.	5,088	161
*	Dropbox Inc. Class A	5,300	149
	International Business Machines Corp.	906	144
*	Super Micro Computer Inc.	503	138
	NVIDIA Corp.	280	131
	Vishay Intertechnology Inc.	5,092	113
*	Arrow Electronics Inc.	935	111
	Hewlett Packard Enterprise Co.	6,495	110
*	LiveRamp Holdings Inc.	3,300	109
	Monolithic Power Systems Inc.	193	106
*	Mitek Systems Inc.	8,290	94
	Kulicke & Soffa Industries Inc.	1,758	91
*	Sanmina Corp.	1,762	88

11

U.S. Multifactor Fund
		Shares	Market Value• ($000)
*	Insight Enterprises Inc.	532	81
	HP Inc.	2,684	79
	PC Connection Inc.	1,235	74
*	Daktronics Inc.	6,739	70
*	Diodes Inc.	1,043	69
	Adeia Inc.	7,284	67
	Cognizant Technology Solutions Corp. Class A	850	60
	TD SYNNEX Corp.	494	49
	Hackett Group Inc.	2,074	46
*	Manhattan Associates Inc.	192	43
*	ePlus Inc.	558	35
	CTS Corp.	887	34
	Skyworks Solutions Inc.	356	34
*	Squarespace Inc. Class A	1,129	32
	Xerox Holdings Corp.	2,060	29
			10,957
Telecommunications (2.1%)
	Cisco Systems Inc.	12,247	592
	Comcast Corp. Class A	8,941	375
*	Charter Communications Inc. Class A	470	188
*	Extreme Networks Inc.	7,369	119
	Spok Holdings Inc.	6,394	107
		Shares	Market Value• ($000)
*	Arista Networks Inc.	463	102
	Bel Fuse Inc. Class B	1,799	97
*	Aviat Networks Inc.	555	17
			1,597
Total Common Stocks (Cost $59,523)			75,724
Temporary Cash Investments (1.5%)
Money Market Fund (1.5%)
[1]	Vanguard Market Liquidity Fund, 5.438% (Cost $1,126)	11,263	1,126
Total Investments (100.1%) (Cost $60,649)			76,850
Other Assets and Liabilities—Net (-0.1%)			(89)
Net Assets (100%)			76,761
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Micro E-mini S&P 500 Index	December 2023	55	1,259	45

See accompanying Notes, which are an integral part of the Financial Statements.
12

U.S. Multifactor Fund
Statement of Assets and Liabilities
As of November 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $59,523)	75,724
Affiliated Issuers (Cost $1,126)	1,126
Total Investments in Securities	76,850
Investment in Vanguard	3
Cash Collateral Pledged—Futures Contracts	67
Receivables for Accrued Income	129
Receivables for Capital Shares Issued	335
Variation Margin Receivable—Futures Contracts	5
Total Assets	77,389
Liabilities
Payables for Investment Securities Purchased	304
Payables for Capital Shares Redeemed	317
Payables to Vanguard	7
Total Liabilities	628
Net Assets	76,761
At November 30, 2023, net assets consisted of:

Paid-in Capital	67,254
Total Distributable Earnings (Loss)	9,507
Net Assets	76,761

Net Assets
Applicable to 2,247,543 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	76,761
Net Asset Value Per Share	$34.15

See accompanying Notes, which are an integral part of the Financial Statements.
13

U.S. Multifactor Fund
Statement of Operations

Year Ended November 30, 2023
($000)
Investment Income
Income
Dividends[1]	1,396
Interest[2]	52
Securities Lending—Net	3
Total Income	1,451
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	52
Marketing and Distribution	—
Custodian Fees	4
Auditing Fees	28
Shareholders’ Reports	25
Trustees’ Fees and Expenses	—
Professional Services	16
Total Expenses	125
Net Investment Income	1,326
Realized Net Gain (Loss)
Investment Securities Sold[2]	(1,473)
Futures Contracts	92
Realized Net Gain (Loss)	(1,381)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	2,222
Futures Contracts	(7)
Change in Unrealized Appreciation (Depreciation)	2,215
Net Increase (Decrease) in Net Assets Resulting from Operations	2,160
1	Dividends are net of foreign withholding taxes of $2,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $49,000, less than $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
14

U.S. Multifactor Fund
Statement of Changes in Net Assets

	Year Ended November 30,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,326	1,115
Realized Net Gain (Loss)	(1,381)	(3,137)
Change in Unrealized Appreciation (Depreciation)	2,215	4,769
Net Increase (Decrease) in Net Assets Resulting from Operations	2,160	2,747
Distributions
Total Distributions	(1,309)	(1,031)
Capital Share Transactions
Issued	28,467	33,547
Issued in Lieu of Cash Distributions	1,097	854
Redeemed	(20,463)	(17,244)
Net Increase (Decrease) from Capital Share Transactions	9,101	17,157
Total Increase (Decrease)	9,952	18,873
Net Assets
Beginning of Period	66,809	47,936
End of Period	76,761	66,809

See accompanying Notes, which are an integral part of the Financial Statements.
15

U.S. Multifactor Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$33.75	$32.99	$25.47	$25.70	$24.53
Investment Operations
Net Investment Income[1]	.625	.680	.466	.382	.425
Net Realized and Unrealized Gain (Loss) on Investments	.401	.725	7.485	(.214)	1.143
Total from Investment Operations	1.026	1.405	7.951	.168	1.568
Distributions
Dividends from Net Investment Income	(.626)	(.645)	(.431)	(.398)	(.398)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.626)	(.645)	(.431)	(.398)	(.398)
Net Asset Value, End of Period	$34.15	$33.75	$32.99	$25.47	$25.70
Total Return[2]	3.19%	4.43%	31.39%	0.97%	6.54%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$77	$67	$48	$26	$33
Ratio of Total Expenses to Average Net Assets	0.18%	0.18%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to Average Net Assets	1.91%	2.13%	1.48%	1.66%	1.76%
Portfolio Turnover Rate	50%	55%	62%	74%	96%
1	Calculated based on average shares outstanding.
2	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
16

U.S. Multifactor Fund
Notes to Financial Statements
Vanguard U.S. Multifactor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2023, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
17

U.S. Multifactor Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
18

U.S. Multifactor Fund
For the year ended November 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2023, the fund had contributed to Vanguard capital in the amount of $3,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2023, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of
19

U.S. Multifactor Fund
period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	265
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	16,202
Capital Loss Carryforwards	(6,960)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	9,507
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	1,309	1,031
Long-Term Capital Gains	—	—
Total	1,309	1,031
*	Includes short-term capital gains, if any.
As of November 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	60,649
Gross Unrealized Appreciation	17,200
Gross Unrealized Depreciation	(998)
Net Unrealized Appreciation (Depreciation)	16,202
E.	During the year ended November 30, 2023, the fund purchased $43,487,000 of investment securities and sold $34,176,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2023, such purchases were $747,000 and sales were $428,000, resulting in net realized gain of $4,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
20

U.S. Multifactor Fund
F.	Capital shares issued and redeemed were:

	Year Ended November 30,
	2023 Shares (000)	2022 Shares (000)

Issued	866	1,038
Issued in Lieu of Cash Distributions	34	27
Redeemed	(631)	(539)
Net Increase (Decrease) in Shares Outstanding	269	526
G.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
H.	Management has determined that no events or transactions occurred subsequent to November 30, 2023, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Wellington Fund and Shareholders of Vanguard U.S. Multifactor Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard U.S. Multifactor Fund (one of the funds constituting Vanguard Wellington Fund, referred to hereafter as the "Fund") as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statement of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the five years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 19, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Tax information (unaudited)
For corporate shareholders, 97.1%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $1,310,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $13,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
23

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global
Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q5160 012024

Annual Report   |   November 30, 2023
Vanguard Short-Term Tax-Exempt Bond ETF
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	6
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	From its inception on March 7, 2023, through November 30, 2023, Vanguard Short-Term Tax-Exempt Bond ETF returned 2.38% based on net asset value, in line with its expense-free benchmark, which returned 2.40%.
•	The investment objective of this index fund is to track the performance of its benchmark index, which measures the investment-grade segment of the U.S. municipal bond market with maturities between one month and seven years.
•	For much of the period under review, inflation continued to ease as interest rate hikes by the Federal Reserve worked their way through the financial system. Although the prospect of higher interest rates for longer and heightened geopolitical tensions occasionally weighed on market sentiment toward the close of the period, global stocks and bonds rallied in November.
•	The muni bond market fared better over the period than the taxable bond market, returning 3.35%, as measured by the Bloomberg Municipal Bond Index market.
•	Revenue bonds in the broad muni market returned more than their general obligation counterparts. By credit quality, munis on the lower rung of the investment-grade credit ladder outperformed their higher-rated counterparts. Overall, long-dated munis returned the most.
Market Barometer
	Average Annual Total Returns Periods Ended November 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	13.57%	8.72%	12.25%
Russell 2000 Index (Small-caps)	-2.56	1.13	4.78
Russell 3000 Index (Broad U.S. market)	12.61	8.26	11.77
FTSE All-World ex US Index (International)	9.64	2.12	5.49
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	1.32%	-4.46%	0.79%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	4.28	-0.96	2.03
FTSE Three-Month U.S. Treasury Bill Index	5.12	2.08	1.85
CPI
Consumer Price Index	3.14%	5.67%	4.03%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended November 30, 2023
	Beginning Account Value 3/7/2023	Ending Account Value 11/30/2023	Expenses Paid During Period
Based on Actual Fund Return
Short-Term Tax-Exempt Bond ETF	$1,000.00	$1,019.30	$0.35
Based on Hypothetical 5% Yearly Return
Short-Term Tax-Exempt Bond ETF	$1,000.00	$1,024.72	$0.36
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.07%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
3

Short-Term Tax-Exempt Bond ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: March 07, 2023, Through November 30, 2023
Initial Investment of $10,000
	Total Returns Period Ended November 30, 2023
	Since Inception (3/7/2023)	Final Value of a $10,000 Investment
Short-Term Tax-Exempt Bond ETF	2.38%	$10,238
Short-Term Tax-Exempt Bond ETF Market Price	2.25	10,225
S&P 0-7 Year National AMT-Free Municipal Bond Index	2.40	10,240
S&P National AMT-Free Municipal Bond Index	3.28	10,328
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: March 07, 2023, Through November 30, 2023
Since Inception (3/07/2023)
Short-Term Tax-Exempt Bond ETF Market Price	2.25%
Short-Term Tax-Exempt Bond ETF Net Asset Value	2.38
S&P 0-7 Year National AMT-Free Municipal Bond Index	2.40
"Since Inception" performance is calculated from the ETF Shares' inception date for both the fund and its comparative standard(s).
The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and click on Price, and then scroll down to the Premium/Discount Chart. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.
4

Short-Term Tax-Exempt Bond ETF
Fund Allocation
As of November 30, 2023
New York	18.1%
California	17.8
Texas	8.7
Illinois	6.0
New Jersey	5.3
Washington	4.1
Maryland	3.9
Pennsylvania	3.6
Massachusetts	3.1
Connecticut	2.8
Florida	2.2
Georgia	2.1
Ohio	2.1
Arizona	2.0
Virginia	2.0
Alabama	1.3
North Carolina	1.3
Wisconsin	1.2
Minnesota	1.1
District of Columbia	1.1
Michigan	1.0
Other	9.2
The table reflects the fund’s investments, except for short-term investments.
5

Short-Term Tax-Exempt Bond ETF
Financial Statements
Schedule of Investments
As of November 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Tax-Exempt Municipal Bonds (99.4%)
Alabama (1.3%)
Alabama Federal Aid Highway Finance Authority Fuel Sales Tax Revenue, Prere.	4.000%	9/1/24	175	176
Alabama Federal Aid Highway Finance Authority Fuel Sales Tax Revenue, Prere.	5.000%	9/1/24	140	141
Alabama Federal Aid Highway Finance Authority Fuel Sales Tax Revenue, Prere.	5.000%	9/1/24	275	278
Alabama Federal Aid Highway Finance Authority Fuel Sales Tax Revenue, Prere.	5.000%	9/1/24	155	157
Alabama Federal Aid Highway Finance Authority Fuel Sales Tax Revenue, Prere.	5.000%	9/1/26	595	630
Alabama Federal Aid Highway Finance Authority Fuel Sales Tax Revenue, Prere.	5.000%	9/1/26	515	545
Alabama Federal Aid Highway Finance Authority Government Fund/Grant Revenue, ETM	5.000%	9/1/24	70	71
Alabama Federal Aid Highway Finance Authority Government Fund/Grant Revenue, ETM	5.000%	9/1/25	370	382
Alabama Federal Aid Highway Finance Authority Government Fund/Grant Revenue, ETM	5.000%	9/1/26	105	111
Alabama Federal Aid Highway Finance Authority Government Fund/Grant Revenue, Prere.	4.000%	9/1/27	155	161
Alabama Federal Aid Highway Finance Authority Government Fund/Grant Revenue, Prere.	5.000%	9/1/27	420	452
Alabama Federal Aid Highway Finance Authority, Fuel Sales Tax Revenue, Prere.	3.100%	9/1/24	150	150
Alabama Federal Aid Highway Finance Authority, Fuel Sales Tax Revenue, Prere.	4.000%	9/1/24	50	50
Alabama Federal Aid Highway Finance Authority, Fuel Sales Tax Revenue, Prere.	4.000%	9/1/24	150	151
Alabama Public School and College Authority Miscellaneous Taxes Revenue	5.000%	11/1/27	340	369
Alabama Public School and College Authority Miscellaneous Taxes Revenue	5.000%	11/1/29	275	309
Alabama Public School and College Authority Miscellaneous Taxes Revenue	5.000%	11/1/30	70	80
Alabama Public School and College Authority Sales Tax Revenue	5.000%	1/1/25	350	354
Alabama Public School and College Authority Sales Tax Revenue	5.000%	1/1/26	200	202
Alabama Public School and College Authority Sales Tax Revenue	5.000%	1/1/27	160	161
Birmingham Water Works Board Water Revenue, Prere.	5.000%	1/1/27	10	11
				4,941
6

Short-Term Tax-Exempt Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Arizona (2.0%)
Arizona COP, ETM	5.000%	10/1/24	95	96
Arizona COP, ETM	5.000%	10/1/25	160	166
Arizona COP, ETM	5.000%	10/1/26	80	85
Arizona COP, ETM	5.000%	10/1/27	250	270
Arizona COP, ETM	5.000%	10/1/28	75	83
Arizona COP, ETM	5.000%	10/1/29	10	11
Arizona Department of Transportation State Highway Fund Fuel Sales Tax Revenue	5.000%	7/1/24	100	101
Arizona Department of Transportation State Highway Fund Fuel Sales Tax Revenue	5.000%	7/1/26	45	47
Arizona Department of Transportation State Highway Fund Fuel Sales Tax Revenue	5.000%	7/1/27	25	27
Arizona Department of Transportation State Highway Fund Fuel Sales Tax Revenue	5.000%	7/1/28	105	115
Arizona Department of Transportation State Highway Fund Fuel Sales Tax Revenue	5.000%	7/1/30	100	113
Arizona Department of Transportation State Highway Fund Fuel Sales Tax Revenue, Prere.	5.000%	7/1/24	165	167
Arizona Department of Transportation State Highway Fund Fuel Sales Tax Revenue, Prere.	5.000%	7/1/24	350	353
Arizona Department of Transportation State Highway Fund Fuel Sales Tax Revenue, Prere.	5.000%	7/1/24	50	50
Arizona Department of Transportation State Highway Fund Fuel Sales Tax Revenue, Prere.	5.000%	7/1/24	5	5
Arizona Lottery Revenue, ETM	5.000%	7/1/28	15	16
Arizona Transportation Board Sales Tax Revenue	5.000%	7/1/24	255	258
Arizona Transportation Board Sales Tax Revenue	5.000%	7/1/25	100	101
Arizona Transportation Board Sales Tax Revenue	5.000%	7/1/25	70	72
Mesa AZ Utility System Multiple Utility Revenue	3.250%	7/1/29	130	130
Phoenix AZ GO	4.000%	7/1/24	440	442
Phoenix AZ GO	5.000%	7/1/27	350	369
Phoenix Civic Improvement Corp. Intergovernmental Agreement Revenue	5.000%	7/1/25	115	116
Phoenix Civic Improvement Corp. Intergovernmental Agreement Revenue	5.000%	7/1/27	110	111
Phoenix Civic Improvement Corp. Intergovernmental Agreement Revenue	4.000%	7/1/28	515	517
Pima County AZ Sewer System Sewer Revenue	5.000%	7/1/24	385	389
Pima County AZ Sewer System Sewer Revenue, ETM	5.000%	7/1/24	35	35
Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue	5.000%	1/1/24	200	200
Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue	5.000%	1/1/25	140	143
Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue	5.000%	1/1/26	15	16
Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue	5.000%	1/1/27	150	160
Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue	5.000%	1/1/28	150	160
Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue	5.000%	1/1/29	250	266
Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue	5.000%	12/1/41	1,000	1,026
Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue	5.000%	12/1/45	1,000	1,026
Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue (Salt River Project)	5.000%	1/1/26	200	209
7

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue (Salt River Project)	5.000%	1/1/27	135	144
	Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue (Salt River Project)	5.000%	1/1/28	105	115
					7,710
Arkansas (0.1%)
	Alma School District No. 30 GO, Prere.	3.000%	2/1/24	100	100
	Little Rock AR Water Reclamation System Sewer Revenue, Prere.	3.500%	4/1/25	135	136
					236
California (17.7%)
[1]	Alameda Corridor Transportation Authority Transit Revenue	0.000%	10/1/29	15	12
[2]	Anaheim Public Financing Authority Lease (Abatement) Revenue (Anaheim Public Improvements Project)	0.000%	9/1/25	50	47
[2]	Anaheim Public Financing Authority Lease (Abatement) Revenue (Anaheim Public Improvements Project)	0.000%	9/1/30	50	39
	Bay Area Toll Authority Highway Revenue	5.000%	4/1/27	65	70
	Bay Area Toll Authority Highway Revenue	5.000%	4/1/28	210	231
	Bay Area Toll Authority Highway Revenue	5.000%	4/1/29	135	152
	Bay Area Toll Authority Highway Revenue	4.000%	4/1/30	265	275
	Bay Area Toll Authority Highway Revenue	5.000%	4/1/30	25	29
	Bay Area Toll Authority Highway Revenue PUT	2.000%	4/1/24	100	99
	Bay Area Toll Authority Highway Revenue PUT	2.125%	4/1/25	400	392
	Bay Area Toll Authority Highway Revenue PUT	2.000%	4/1/28	300	276
	Bay Area Toll Authority Highway Revenue, Prere.	5.000%	4/1/27	110	119
	California Department of Water Resources Water Revenue	5.000%	12/1/24	255	260
	California Department of Water Resources Water Revenue	5.000%	12/1/25	140	143
	California Department of Water Resources Water Revenue	5.000%	12/1/26	220	236
	California Department of Water Resources Water Revenue	5.000%	12/1/27	130	143
	California Department of Water Resources Water Revenue	5.000%	12/1/28	130	139
	California Department of Water Resources Water Revenue	5.000%	12/1/29	200	213
	California Department of Water Resources Water Revenue	5.000%	12/1/30	25	29
	California Department of Water Resources Water Revenue, Prere.	5.000%	12/1/24	365	372
	California Department of Water Resources Water Revenue, Prere.	5.000%	12/1/24	370	377
	California Department of Water Resources Water Revenue, Prere.	5.000%	12/1/24	320	326
	California Department of Water Resources Water Revenue, Prere.	5.000%	12/1/24	210	214
	California Educational Facilities Authority College & University Revenue, Prere.	5.000%	4/1/26	25	26
	California GO	5.000%	12/1/23	700	700
	California GO	5.000%	4/1/24	365	367
	California GO	5.000%	4/1/24	100	101
	California GO	5.000%	8/1/24	265	268
	California GO	5.000%	8/1/24	170	172
	California GO	5.000%	8/1/24	130	132
	California GO	5.000%	8/1/24	155	157
	California GO	5.000%	8/1/24	215	218
	California GO	5.000%	9/1/24	115	117
	California GO	5.000%	9/1/24	200	203
	California GO	5.000%	9/1/24	130	132
	California GO	4.000%	10/1/24	900	907
	California GO	5.000%	10/1/24	155	157
	California GO	5.000%	10/1/24	200	203
	California GO	5.000%	10/1/24	300	305
	California GO	5.000%	10/1/24	100	102
	California GO	5.000%	11/1/24	100	102
	California GO	5.000%	11/1/24	380	386
8

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	California GO	5.000%	11/1/24	115	117
	California GO	4.000%	12/1/24	270	272
	California GO	4.000%	12/1/24	125	125
	California GO	5.000%	12/1/24	500	500
	California GO	5.000%	12/1/24	360	360
	California GO	5.000%	12/1/24	30	30
	California GO	5.500%	2/1/25	150	154
	California GO	5.000%	3/1/25	100	102
	California GO	5.000%	8/1/25	130	134
	California GO	5.000%	8/1/25	150	155
	California GO	5.000%	8/1/25	275	284
	California GO	5.000%	9/1/25	50	52
	California GO	5.000%	9/1/25	100	103
	California GO	5.000%	9/1/25	30	31
	California GO	5.000%	9/1/25	525	543
	California GO	5.000%	10/1/25	395	401
	California GO	5.000%	10/1/25	215	223
	California GO	5.000%	10/1/25	200	207
	California GO	5.000%	10/1/25	310	321
	California GO	4.000%	11/1/25	15	15
	California GO	5.000%	11/1/25	115	119
	California GO	5.000%	11/1/25	235	244
	California GO	3.250%	2/1/26	100	100
	California GO	5.000%	3/1/26	150	154
	California GO	5.000%	4/1/26	65	68
	California GO	5.000%	4/1/26	140	147
	California GO	5.000%	4/1/26	50	52
	California GO	5.000%	8/1/26	115	122
	California GO	5.000%	8/1/26	355	375
	California GO	5.000%	8/1/26	225	233
	California GO	5.000%	8/1/26	155	164
	California GO	5.000%	9/1/26	150	159
	California GO	5.000%	9/1/26	200	212
	California GO	5.000%	9/1/26	100	106
	California GO	5.000%	9/1/26	200	212
	California GO	5.000%	10/1/26	35	37
	California GO	5.000%	10/1/26	350	372
	California GO	5.000%	10/1/26	210	221
	California GO	5.000%	10/1/26	100	106
	California GO	4.000%	11/1/26	80	83
	California GO	5.000%	11/1/26	200	213
	California GO	5.000%	12/1/26	405	432
[1]	California GO	5.000%	2/1/27	5	5
	California GO	5.000%	3/1/27	250	256
	California GO	5.000%	3/1/27	350	359
	California GO	5.000%	4/1/27	575	618
	California GO	5.000%	4/1/27	370	397
	California GO	3.500%	8/1/27	105	108
	California GO	5.000%	8/1/27	275	291
	California GO	5.000%	8/1/27	185	196
	California GO	5.000%	8/1/27	95	97
	California GO	5.000%	8/1/27	25	27
	California GO	4.000%	9/1/27	260	272
	California GO	5.000%	9/1/27	80	85
	California GO	5.000%	9/1/27	25	26
9

Short-Term Tax-Exempt Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
California GO	5.000%	9/1/27	200	217
California GO	5.000%	10/1/27	335	340
California GO	5.000%	10/1/27	75	79
California GO	5.000%	10/1/27	175	190
California GO	5.000%	10/1/27	100	109
California GO	4.000%	11/1/27	220	222
California GO	5.000%	11/1/27	335	365
California GO	5.000%	12/1/27	365	398
California GO	5.000%	4/1/28	330	362
California GO	5.000%	4/1/28	45	49
California GO	5.000%	8/1/28	730	770
California GO	5.000%	8/1/28	120	127
California GO	5.000%	8/1/28	270	291
California GO	5.000%	8/1/28	40	41
California GO	5.000%	8/1/28	225	242
California GO	5.000%	8/1/28	95	105
California GO	4.000%	9/1/28	65	67
California GO	5.000%	9/1/28	275	291
California GO	5.000%	9/1/28	155	164
California GO	5.000%	9/1/28	360	399
California GO	5.000%	10/1/28	180	200
California GO	5.000%	10/1/28	235	261
California GO	5.000%	10/1/28	100	111
California GO	4.000%	11/1/28	100	101
California GO	5.000%	11/1/28	115	125
California GO	5.000%	11/1/28	115	128
California GO	5.000%	11/1/28	115	128
California GO	3.000%	3/1/29	80	80
California GO	3.000%	3/1/29	415	415
California GO	5.000%	4/1/29	460	514
California GO	5.000%	4/1/29	250	280
California GO	3.000%	8/1/29	5	5
California GO	5.000%	8/1/29	295	311
California GO	5.000%	8/1/29	165	178
California GO	5.000%	8/1/29	250	258
California GO	5.000%	8/1/29	115	121
California GO	5.000%	8/1/29	5	5
California GO	5.000%	8/1/29	70	77
California GO	5.000%	8/1/29	315	339
California GO	5.000%	8/1/29	105	113
California GO	4.000%	9/1/29	500	532
California GO	5.000%	9/1/29	155	164
California GO	5.000%	9/1/29	55	58
California GO	5.000%	9/1/29	135	152
California GO	5.000%	10/1/29	50	51
California GO	5.000%	10/1/29	425	479
California GO	5.000%	10/1/29	510	534
California GO	5.000%	10/1/29	470	519
California GO	5.000%	10/1/29	5	6
California GO	5.000%	10/1/29	200	225
California GO	5.000%	11/1/29	220	238
California GO	5.000%	11/1/29	305	344
California GO	5.000%	3/1/30	350	358
California GO	5.000%	3/1/30	310	352
California GO	5.000%	4/1/30	10	11
10

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	California GO	5.000%	4/1/30	320	364
	California GO	5.000%	4/1/30	145	165
	California GO	5.000%	4/1/30	80	89
	California GO	5.000%	8/1/30	405	427
	California GO	5.000%	8/1/30	440	473
	California GO	5.000%	8/1/30	395	425
	California GO	5.000%	8/1/30	435	479
	California GO	5.000%	9/1/30	95	100
	California GO	5.000%	9/1/30	425	449
	California GO	5.000%	9/1/30	5	6
	California GO	5.000%	9/1/30	300	344
	California GO	5.000%	10/1/30	65	73
	California GO	5.000%	10/1/30	135	155
	California GO	5.000%	10/1/30	260	298
	California GO	5.000%	11/1/30	120	138
	California GO	5.000%	12/1/30	70	81
[3]	California Infrastructure & Economic Development Bank Highway Revenue, Prere.	5.000%	1/1/28	185	202
[1]	California Infrastructure & Economic Development Bank Highway Revenue, Prere.	5.000%	1/1/28	480	527
[1]	California Infrastructure & Economic Development Bank Highway Revenue, Prere.	5.000%	1/1/28	115	126
	California Infrastructure & Economic Development Bank Miscellaneous Revenue	5.000%	4/1/28	100	110
	California Infrastructure & Economic Development Bank Miscellaneous Revenue PUT	5.000%	10/1/26	300	317
	California Infrastructure & Economic Development Bank Water Revenue	5.000%	10/1/27	150	162
	California Infrastructure & Economic Development Bank Water Revenue	5.000%	10/1/28	50	55
	California Municipal Finance Authority College & University Revenue, Prere.	5.000%	1/1/28	30	33
	California State Public Works Board Lease (Abatement) Revenue	5.000%	10/1/25	45	47
	California State Public Works Board Lease (Abatement) Revenue	5.000%	5/1/26	90	92
	California State Public Works Board Lease (Abatement) Revenue	5.000%	10/1/26	195	207
	California State Public Works Board Lease (Abatement) Revenue	5.000%	5/1/27	395	405
	California State Public Works Board Lease (Abatement) Revenue	5.000%	5/1/28	225	231
	California State Public Works Board Lease (Abatement) Revenue	5.000%	8/1/28	125	138
	California State Public Works Board Lease (Abatement) Revenue	5.000%	10/1/29	195	209
	California State Public Works Board Lease (Abatement) Revenue	5.000%	2/1/30	200	226
	California State Public Works Board Lease (Abatement) Revenue (Various Capital Projects)	5.000%	12/1/23	100	100
	California State Public Works Board Lease (Abatement) Revenue (Various Capital Projects)	5.000%	9/1/24	100	101
	California State Public Works Board Lease (Abatement) Revenue (Various Capital Projects)	5.000%	12/1/24	100	102
	California State Public Works Board Lease (Abatement) Revenue (Various Capital Projects)	5.000%	9/1/25	100	103
	California State Public Works Board Lease (Abatement) Revenue (Various Capital Projects)	5.000%	12/1/25	120	125
	California State Public Works Board Lease (Abatement) Revenue (Various Capital Projects)	5.000%	9/1/26	100	106
	California State Public Works Board Lease (Abatement) Revenue (Various Capital Projects)	5.000%	9/1/27	100	108
	California State Public Works Board Lease (Abatement) Revenue (Various Capital Projects)	5.000%	12/1/27	100	109
11

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	California State Public Works Board Lease (Abatement) Revenue (Various Capital Projects)	5.000%	9/1/28	100	110
	California State Public Works Board Lease (Abatement) Revenue (Various Capital Projects)	5.000%	12/1/28	100	111
	California State Public Works Board Lease (Abatement) Revenue (Various Capital Projects)	5.000%	9/1/29	100	112
	California State Public Works Board Lease (Abatement) Revenue (Various Capital Projects)	5.000%	9/1/30	100	114
	California State Public Works Board Lease (Abatement) Revenue, ETM	5.000%	10/1/26	10	11
	California State Public Works Board Lease (Abatement) Revenue, Prere.	5.000%	10/1/27	15	16
	California State University College & University Revenue	5.000%	11/1/25	300	312
	California State University College & University Revenue	5.000%	11/1/26	15	16
	California State University College & University Revenue	5.000%	11/1/27	655	681
	California State University College & University Revenue	5.000%	11/1/27	40	42
	California State University College & University Revenue	3.250%	11/1/28	50	50
	California State University College & University Revenue PUT	0.550%	11/1/26	75	67
	California State University College & University Revenue PUT	3.125%	11/1/26	250	250
	California State University College & University Revenue, Prere.	4.000%	11/1/24	205	207
	California State University College & University Revenue, Prere.	5.000%	11/1/24	5	5
	California State University College & University Revenue, Prere.	5.000%	11/1/24	1,000	1,019
	Chino Basin Regional Financing Authority Lease Revenue	4.000%	11/1/25	390	397
	Coast Community College District GO, Prere.	5.000%	8/15/25	385	399
	Coast Community College District GO, Prere.	4.500%	8/1/27	110	117
	East Bay Municipal Utility District Water System Water Revenue	5.000%	6/1/25	10	10
	East Bay Municipal Utility District Water System Water Revenue	5.000%	6/1/26	90	93
	East Bay Municipal Utility District Water System Water Revenue	5.000%	6/1/27	40	41
	East Bay Municipal Utility District Water System Water Revenue	5.000%	6/1/28	70	72
	East Bay Municipal Utility District Water System Water Revenue	5.000%	6/1/29	30	31
[2]	El Dorado Irrigation District Water Revenue, Prere.	5.250%	3/1/24	100	101
	Foothill-Eastern Transportation Corridor Agency Highway Revenue, ETM	0.000%	1/1/28	100	89
	Foothill-Eastern Transportation Corridor Agency Highway Revenue, ETM	0.000%	1/1/29	130	112
	Foothill-Eastern Transportation Corridor Agency Highway Revenue, Prere.	6.000%	1/15/24	1,000	1,003
	Glendale Community College District GO, Prere.	5.250%	8/1/27	65	71
	Glendale Unified School District GO, Prere.	4.000%	9/1/25	10	10
	Los Angeles CA Community College District GO	5.000%	8/1/25	85	88
	Los Angeles CA Community College District GO	5.000%	8/1/25	105	109
	Los Angeles CA Community College District GO	5.000%	8/1/25	200	207
	Los Angeles CA Community College District GO	5.000%	6/1/26	115	122
	Los Angeles CA Community College District GO	5.000%	8/1/26	130	138
	Los Angeles CA Community College District GO	5.000%	8/1/26	100	106
	Los Angeles CA Community College District GO	5.000%	8/1/27	305	331
[4]	Los Angeles CA Community College District GO	5.000%	8/1/28	100	111
[4]	Los Angeles CA Community College District GO	5.000%	8/1/29	100	113
[4]	Los Angeles CA Community College District GO	5.000%	8/1/30	100	115
	Los Angeles CA Community College District GO, Prere.	4.000%	8/1/24	15	15
	Los Angeles CA Community College District GO, Prere.	4.000%	8/1/24	10	10
	Los Angeles CA Community College District GO, Prere.	4.000%	8/1/24	290	292
	Los Angeles CA Community College District GO, Prere.	5.000%	8/1/24	140	142
	Los Angeles CA Community College District GO, Prere.	5.000%	8/1/24	135	137
	Los Angeles CA Community College District GO, Prere.	5.000%	8/1/24	35	35
	Los Angeles CA Unified School District GO	5.000%	7/1/24	120	121
12

Short-Term Tax-Exempt Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Los Angeles CA Unified School District GO	5.000%	7/1/24	125	126
Los Angeles CA Unified School District GO	5.000%	7/1/25	100	103
Los Angeles CA Unified School District GO	5.000%	7/1/25	380	393
Los Angeles CA Unified School District GO	5.000%	7/1/25	330	333
Los Angeles CA Unified School District GO	5.000%	7/1/25	10	10
Los Angeles CA Unified School District GO	5.000%	7/1/25	115	119
Los Angeles CA Unified School District GO	5.000%	7/1/26	425	450
Los Angeles CA Unified School District GO	5.000%	7/1/27	160	173
Los Angeles CA Unified School District GO	5.000%	7/1/27	435	472
Los Angeles CA Unified School District GO	5.000%	7/1/28	125	137
Los Angeles CA Unified School District GO	5.000%	7/1/28	165	183
Los Angeles CA Unified School District GO	5.000%	7/1/30	105	118
Los Angeles CA Unified School District GO	5.000%	7/1/30	310	327
Los Angeles CA Unified School District GO	5.000%	7/1/30	100	109
Los Angeles CA Unified School District GO	5.000%	7/1/30	150	172
Los Angeles CA Wastewater System Sewer Revenue	5.000%	6/1/25	200	206
Los Angeles CA Wastewater System Sewer Revenue	5.000%	6/1/26	135	143
Los Angeles CA Wastewater System Sewer Revenue	5.000%	6/1/28	60	66
Los Angeles County Facilities Inc. Lease (Abatement) Revenue, Prere.	5.000%	12/1/28	85	95
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue	5.000%	6/1/25	15	15
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue	5.000%	6/1/27	50	54
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue	5.000%	6/1/28	345	381
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue	5.000%	6/1/29	150	169
Los Angeles Department of Airports Port, Airport & Marina Revenue	5.000%	5/15/28	100	111
Los Angeles Department of Airports Port, Airport & Marina Revenue, Prere.	5.000%	5/15/29	35	39
Los Angeles Department of Water & Power Electric Power & Light Revenue	5.000%	7/1/25	10	10
Los Angeles Department of Water & Power Electric Power & Light Revenue	5.000%	7/1/26	205	217
Los Angeles Department of Water & Power Electric Power & Light Revenue	5.000%	7/1/26	10	11
Los Angeles Department of Water & Power Electric Power & Light Revenue	5.000%	7/1/26	200	211
Los Angeles Department of Water & Power Electric Power & Light Revenue	5.000%	7/1/28	25	28
Los Angeles Department of Water & Power Electric Power & Light Revenue	5.000%	7/1/29	120	135
Los Angeles Department of Water & Power Electric Power & Light Revenue	5.000%	7/1/29	100	113
Los Angeles Department of Water & Power Electric Power & Light Revenue	5.000%	7/1/29	50	56
Los Angeles Department of Water & Power Electric Power & Light Revenue	5.000%	7/1/30	300	306
Los Angeles Department of Water & Power Electric Power & Light Revenue	5.000%	7/1/30	110	127
Los Angeles Department of Water & Power System Electric Power & Light Revenue	4.000%	7/1/26	195	202
Los Angeles Department of Water & Power System Electric Power & Light Revenue	5.000%	7/1/26	145	153
Los Angeles Department of Water & Power System Electric Power & Light Revenue	5.000%	7/1/26	135	143
13

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Los Angeles Department of Water & Power System Electric Power & Light Revenue	5.000%	7/1/28	360	368
	Los Angeles Department of Water & Power System Electric Power & Light Revenue	5.000%	7/1/28	225	249
	Los Angeles Department of Water & Power Water System Water Revenue	4.000%	7/1/29	250	269
	Los Angeles Department of Water & Power Water System Water Revenue	4.000%	7/1/30	50	54
	Los Angeles Municipal Improvement Corp. Lease (Abatement) Revenue	5.000%	11/1/27	250	266
	Los Angeles Municipal Improvement Corp. Lease (Abatement) Revenue	5.000%	11/1/28	25	27
	Los Angeles Municipal Improvement Corp. Lease (Abatement) Revenue	5.000%	11/1/29	50	53
	Los Angeles Unified School District GO	5.000%	7/1/27	180	195
	Los Angeles Unified School District GO	5.000%	7/1/28	420	446
	Los Angeles Unified School District GO	2.000%	7/1/29	60	55
	Los Angeles Unified School District GO	5.000%	7/1/29	400	438
	Los Rios Community College District GO	3.000%	8/1/25	160	160
	Metropolitan Water District of Southern California Water Revenue	2.250%	7/1/24	450	447
	Metropolitan Water District of Southern California Water Revenue	5.000%	7/1/25	65	67
	Metropolitan Water District of Southern California Water Revenue	2.500%	7/1/26	465	454
	Metropolitan Water District of Southern California Water Revenue	5.000%	7/1/27	5	5
	Metropolitan Water District of Southern California Water Revenue	3.000%	7/1/28	200	202
	Metropolitan Water District of Southern California Water Revenue	5.000%	7/1/29	20	23
	Metropolitan Water District of Southern California Water Revenue	5.000%	7/1/30	5	6
	Metropolitan Water District of Southern California Water Revenue, Prere.	5.000%	7/1/25	715	739
	Mountain View-Whisman School District GO, Prere.	4.000%	9/1/26	300	311
	Oxnard Union High School District GO, Prere.	5.000%	8/1/26	10	11
	Regents of the University of California Medical Center Pooled Health, Hospital, Nursing Home Revenue	5.000%	5/15/27	5	5
	Riverside County Public Financing Authority Lease (Abatement) Revenue (Capital Facilities Project), Prere.	4.125%	11/1/25	125	128
[1]	Sacramento City Financing Authority Lease (Abatement) Revenue (Master Lease Program)	5.250%	12/1/30	135	154
[1]	Sacramento Municipal Utility District Electric Power & Light Revenue	5.250%	7/1/24	560	568
	San Bernardino Community College District GO, Prere.	4.000%	8/16/27	195	205
	San Bernardino County CA (Arrowhead Project) COP	5.000%	10/1/25	200	208
	San Bernardino County CA (Arrowhead Project) COP	5.000%	10/1/26	5	5
	San Diego Association of Governments Appropriations Revenue, Prere.	5.000%	11/15/24	200	203
	San Diego Association of Governments Appropriations Revenue, Prere.	5.000%	11/15/25	175	181
	San Diego CA Unified School District GO	5.000%	7/1/25	200	207
	San Diego CA Unified School District GO	5.000%	7/1/26	100	103
[2]	San Diego CA Unified School District GO	5.500%	7/1/26	5	5
	San Diego CA Unified School District GO	5.000%	7/1/28	200	222
[2]	San Diego CA Unified School District GO	5.250%	7/1/28	175	196
	San Diego CA Unified School District GO	4.000%	7/1/29	25	26
	San Diego CA Unified School District GO	5.000%	7/1/29	390	441
	San Diego Community College District GO	5.000%	8/1/28	275	292
	San Diego Community College District GO, Prere.	4.000%	8/1/26	50	52
	San Diego Community College District GO, Prere.	5.000%	8/1/26	25	27
	San Diego Community College District GO, Prere.	5.000%	8/1/26	185	196
14

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	San Diego County Regional Transportation Commission Sales Tax Revenue, Prere.	4.750%	4/1/24	10	10
	San Diego Public Facilities Financing Authority Sewer Revenue	5.000%	5/15/25	195	201
	San Diego Public Facilities Financing Authority Water Revenue	5.000%	8/1/26	165	175
	San Diego Public Facilities Financing Authority Water Revenue	5.000%	8/1/27	25	27
	San Diego Public Facilities Financing Authority Water Revenue	5.000%	8/1/28	270	287
	San Diego Unified School District GO, Prere.	6.000%	7/1/24	100	102
	San Francisco CA City & County GO	5.000%	6/15/30	20	23
	San Francisco CA Public Utilities Commission Water Revenue	5.000%	11/1/26	10	11
	San Francisco CA Public Utilities Commission Water Revenue	5.000%	11/1/27	35	37
	San Francisco City & County Public Utilities Commission Wastewater Sewer Revenue	5.000%	10/1/27	100	109
	San Francisco City & County Public Utilities Commission Wastewater Sewer Revenue	5.000%	10/1/29	105	119
	San Francisco City & County Public Utilities Commission Wastewater Sewer Revenue	5.000%	10/1/30	10	12
	San Francisco City & County Public Utilities Commission Wastewater Sewer Revenue PUT	4.000%	10/1/29	100	104
[5]	San Joaquin Hills Transportation Corridor Agency Highway Revenue	0.000%	1/15/25	240	230
	San Jose Evergreen Community College District GO, Prere.	4.000%	9/1/24	255	257
	San Jose Redevelopment Agency Successor Agency Tax Allocation Revenue	5.000%	8/1/24	200	203
	San Jose Redevelopment Agency Successor Agency Tax Allocation Revenue	5.000%	8/1/25	50	52
	San Mateo Foster City Public Financing Authority Lease (Non-Terminable) Revenue	5.000%	8/1/25	200	207
	San Mateo Foster City Public Financing Authority Lease (Non-Terminable) Revenue	5.000%	8/1/25	435	450
	Santa Clara Valley Transportation Authority Sales Tax Revenue	5.000%	4/1/25	55	57
	Santa Clara Valley Transportation Authority Sales Tax Revenue	5.000%	4/1/26	5	5
	Santa Clara Valley Transportation Authority Sales Tax Revenue	5.000%	4/1/27	10	11
	Santa Clara Valley Water District (Water Utility System Important Project) COP	4.000%	6/1/26	55	57
	Southern California Public Power Authority Electric Power & Light Revenue	5.000%	4/1/24	75	75
	Southern California Public Power Authority Electric Power & Light Revenue	5.000%	7/1/24	100	101
	Southern California Public Power Authority Electric Power & Light Revenue	5.000%	7/1/26	25	26
	Southern California Public Power Authority Electric Power & Light Revenue	5.000%	7/1/28	50	55
	Southern California Public Power Authority Electric Power & Light Revenue	5.000%	7/1/29	50	57
	Southern California Public Power Authority Electric Power & Light Revenue	5.000%	7/1/30	400	401
	Southern California Public Power Authority Electric Power & Light Revenue	5.000%	7/1/30	50	58
	Southern California Public Power Authority Electric Power & Light Revenue (Canyon Power Project) PUT	0.650%	7/1/25	50	48
	University of California College & University Revenue	5.000%	5/15/24	200	202
	University of California College & University Revenue	5.000%	5/15/25	150	155
	University of California College & University Revenue	5.000%	5/15/25	170	176
	University of California College & University Revenue	5.000%	5/15/26	100	103
	University of California College & University Revenue	5.000%	5/15/26	75	79
	University of California College & University Revenue	5.000%	5/15/27	50	52
	University of California College & University Revenue	5.000%	5/15/27	85	92
	University of California College & University Revenue	5.000%	5/15/28	295	319
15

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	University of California College & University Revenue	5.000%	5/15/28	370	410
	University of California College & University Revenue	3.250%	5/15/29	75	75
	University of California College & University Revenue	5.000%	5/15/29	140	151
	University of California College & University Revenue	5.000%	5/15/30	115	124
	University of California College & University Revenue (Limited Project)	5.000%	5/15/25	50	52
	University of California College & University Revenue (Limited Project)	5.000%	5/15/27	100	103
	University of California College & University Revenue (Limited Project)	5.000%	5/15/28	75	77
	University of California College & University Revenue (Limited Project)	5.000%	5/15/29	115	118
	University of California College & University Revenue (Limited Project)	5.000%	5/15/30	100	103
	University of California College & University Revenue, Prere.	5.000%	5/15/24	15	15
	University of Cincinnati College & University Revenue	5.000%	5/15/29	310	350
	Vernon CA Electric System Electric Power & Light Revenue	5.000%	10/1/27	100	104
	Yosemite Community College District GO, Prere.	5.000%	8/1/25	60	62
					69,188
Colorado (0.8%)
	Adams & Arapahoe Joint School District 28J Aurora GO	5.000%	12/1/23	400	400
	Adams & Arapahoe Joint School District 28J Aurora GO	5.000%	12/1/24	30	31
	Adams & Arapahoe Joint School District 28J Aurora GO	5.000%	12/1/29	105	118
	Adams 12 Five Star Schools GO, Prere.	5.000%	12/15/26	25	27
	Aurora CO Water Revenue, Prere.	5.000%	8/1/26	180	190
	Board of Governors of Colorado State University System College & University Revenue, Prere.	5.000%	3/1/25	460	470
	Colorado Health Facilities Authority Hospital Health, Hospital, Nursing Home Revenue, Prere.	5.000%	1/1/24	435	436
	Colorado Springs CO Utilities System Water Revenue	5.000%	11/15/25	55	57
	Denver City & County School District No. 1 GO	5.000%	12/1/24	25	25
	Denver City & County School District No. 1 GO	4.000%	12/1/26	100	101
	Denver CO City & County Airport System Port, Airport & Marina Revenue	5.000%	11/15/24	160	163
	Denver CO City & County Airport System Port, Airport & Marina Revenue	5.000%	11/15/25	100	104
	Denver CO City & County GO	5.000%	8/1/29	145	162
[5]	E-470 Public Highway Authority Highway Revenue	0.000%	9/1/29	60	49
[5]	E-470 Public Highway Authority Highway Revenue	0.000%	9/1/30	70	55
	Regional Transportation District Sales Tax Revenue (Fastracks Project)	5.000%	11/1/27	50	54
	Regional Transportation District Sales Tax Revenue (Fastracks Project)	5.000%	11/1/27	150	163
	Regional Transportation District Sales Tax Revenue (Fastracks Project)	5.000%	11/1/29	165	186
	University of Colorado College & University Revenue PUT	2.000%	10/15/24	150	147
	University of Colorado College & University Revenue, Prere.	4.000%	6/1/28	65	69
	University of Colorado College & University Revenue, Prere.	4.000%	6/1/28	70	74
	University of Colorado College & University Revenue, Prere.	4.000%	6/1/28	20	21
					3,102
Connecticut (2.8%)
	Connecticut Clean Water Fund - State Revolving Fund Lease Revenue	5.000%	3/1/29	35	36
	Connecticut GO	5.000%	1/15/24	200	200
	Connecticut GO	5.000%	3/15/24	200	201
	Connecticut GO	5.000%	8/1/24	410	415
16

Short-Term Tax-Exempt Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Connecticut GO	5.000%	11/15/24	70	71
Connecticut GO	5.000%	4/15/25	35	36
Connecticut GO	5.000%	5/15/25	50	51
Connecticut GO	5.000%	8/1/25	100	103
Connecticut GO	5.000%	9/15/25	300	311
Connecticut GO	5.000%	4/15/26	100	105
Connecticut GO	5.000%	5/15/26	55	58
Connecticut GO	5.000%	11/15/26	125	130
Connecticut GO	5.000%	1/15/27	100	107
Connecticut GO	5.000%	4/15/27	145	156
Connecticut GO	5.000%	6/15/27	25	26
Connecticut GO	5.000%	9/15/27	50	54
Connecticut GO	4.000%	1/15/28	125	131
Connecticut GO	5.000%	1/15/28	60	65
Connecticut GO	5.000%	4/15/28	270	296
Connecticut GO	5.000%	4/15/28	250	274
Connecticut GO	5.000%	9/15/28	655	723
Connecticut GO	5.000%	10/15/28	375	396
Connecticut GO	5.000%	11/15/28	80	89
Connecticut GO	5.000%	11/15/28	265	293
Connecticut GO	5.000%	4/15/29	200	223
Connecticut GO	3.250%	11/15/29	50	50
Connecticut GO	5.000%	11/15/29	115	129
Connecticut GO	4.000%	1/15/30	150	159
Connecticut GO	5.000%	4/15/30	100	111
Connecticut GO	5.000%	9/15/30	40	45
Connecticut GO	5.000%	11/15/30	10	11
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	5/1/24	120	121
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	7/1/24	555	561
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	8/1/24	210	213
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	10/1/24	590	592
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	1/1/25	60	61
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	5/1/25	150	154
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	9/1/25	100	104
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	5/1/26	75	79
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	7/1/26	100	105
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	7/1/26	100	105
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	10/1/26	230	244
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	5/1/27	90	97
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	7/1/27	55	59
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	7/1/27	100	108
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	8/1/27	145	149
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	9/1/27	110	116
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	1/1/28	160	174
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	5/1/28	125	137
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	7/1/28	295	324
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	8/1/28	120	124
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	9/1/28	390	411
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	7/1/29	50	56
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	7/1/29	155	173
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	9/1/29	410	414
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	7/1/30	100	113
Connecticut Special Tax Fuel Sales Tax Revenue	5.000%	9/1/30	20	21
Connecticut State Health & Educational Facilities Authority College & University Revenue PUT	0.250%	2/9/24	100	99
17

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Connecticut State Health & Educational Facilities Authority College & University Revenue PUT	2.800%	2/3/26	400	393
	Connecticut State Health & Educational Facilities Authority College & University Revenue PUT	2.800%	2/10/26	250	246
	Connecticut State Health & Educational Facilities Authority College & University Revenue PUT	2.000%	7/1/26	200	191
	Connecticut State Health & Educational Facilities Authority College & University Revenue PUT	3.200%	7/1/26	10	10
	Connecticut State Health & Educational Facilities Authority College & University Revenue PUT	5.000%	2/1/28	40	44
					10,853
Delaware (0.1%)
	Delaware GO	5.000%	1/1/28	167	182
	Delaware GO	5.000%	3/1/29	25	28
					210
District of Columbia (1.1%)
	Columbia Water & Sewer Authority Water Revenue, Prere.	5.000%	10/1/24	340	345
	District of Columbia College & University Revenue	5.000%	4/1/30	30	32
	District of Columbia GO	5.000%	6/1/24	150	151
	District of Columbia GO	5.000%	10/15/25	285	296
	District of Columbia GO	5.000%	10/15/26	100	106
	District of Columbia GO	5.000%	10/15/27	50	54
	District of Columbia GO	5.000%	6/1/29	225	252
	District of Columbia GO	5.000%	10/15/30	155	172
	District of Columbia Income Tax Revenue	5.000%	10/1/24	185	188
	District of Columbia Income Tax Revenue	5.000%	10/1/25	270	279
	District of Columbia Income Tax Revenue	5.000%	10/1/25	150	155
	District of Columbia Income Tax Revenue	5.000%	12/1/25	65	68
	District of Columbia Income Tax Revenue	5.000%	10/1/26	285	302
	District of Columbia Income Tax Revenue	5.000%	10/1/27	125	136
	District of Columbia Income Tax Revenue	5.000%	10/1/27	260	282
	District of Columbia Income Tax Revenue	5.000%	12/1/27	90	98
	District of Columbia Income Tax Revenue	5.000%	10/1/28	70	77
	District of Columbia Income Tax Revenue	5.000%	10/1/29	5	6
	District of Columbia Income Tax Revenue	5.000%	12/1/29	140	158
	District of Columbia Income Tax Revenue	5.000%	3/1/30	140	157
	District of Columbia Income Tax Revenue	5.000%	12/1/30	25	29
[6]	Metropolitan Washington Airports Authority Dulles Toll Road Highway Revenue, Prere.	6.500%	10/1/26	500	548
	Washington Convention & Sports Authority Miscellaneous Taxes Revenue	5.000%	10/1/28	160	172
	Washington Convention & Sports Authority Miscellaneous Taxes Revenue	5.000%	10/1/30	150	161
					4,224
Florida (2.2%)
	Broward County FL School District COP	5.000%	7/1/24	50	51
	Broward County FL School District COP	5.000%	7/1/24	205	207
	Broward County FL School District COP	5.000%	7/1/28	245	268
[2]	Central Florida Expressway Authority Highway Revenue	5.000%	7/1/27	115	124
	Central Florida Expressway Authority Highway Revenue	5.000%	7/1/28	85	89
[2]	Central Florida Expressway Authority Highway Revenue	5.000%	7/1/28	250	274
	Central Florida Expressway Authority Highway Revenue	4.000%	7/1/30	185	187
[2]	Duval County Public Schools COP	5.000%	7/1/25	100	103
[2]	Duval County Public Schools COP	5.000%	7/1/27	170	182
[2]	Duval County Public Schools COP	5.000%	7/1/28	280	305
18

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Duval County Public Schools COP	5.000%	7/1/29	185	204
	Florida Department of Environmental Protection Sales Tax Revenue	5.000%	7/1/25	150	151
	Florida Department of Management Services COP	5.000%	11/1/26	140	148
	Florida Department of Transportation Turnpike System Highway Revenue	5.000%	7/1/25	50	51
	Florida Department of Transportation Turnpike System Highway Revenue	5.000%	7/1/27	120	129
	Florida GO	5.000%	6/1/24	400	404
	Florida GO	5.000%	6/1/27	50	54
	Florida GO	5.000%	6/1/29	100	112
	Florida Insurance Assistance Interlocal Agency Inc. Miscellaneous Revenue	5.000%	9/1/24	200	202
	Florida Insurance Assistance Interlocal Agency Inc. Miscellaneous Revenue	5.000%	9/1/25	100	102
	Florida Insurance Assistance Interlocal Agency Inc. Miscellaneous Revenue	5.000%	9/1/26	110	115
	Florida Insurance Assistance Interlocal Agency Inc. Miscellaneous Revenue	5.000%	9/1/27	100	105
	Florida Insurance Assistance Interlocal Agency Inc. Miscellaneous Revenue	5.000%	9/1/28	100	105
	Florida Lottery Revenue	5.000%	7/1/25	110	113
	Florida Lottery Revenue	5.000%	7/1/27	415	447
	Florida Municipal Power Agency Electric Power & Light Revenue	5.000%	10/1/24	65	66
	Florida Municipal Power Agency Electric Power & Light Revenue	5.000%	10/1/27	170	178
	Florida Municipal Power Agency Electric Power & Light Revenue	5.000%	10/1/28	60	63
	Florida Municipal Power Agency Electric Power & Light Revenue	5.000%	10/1/29	205	214
	Florida Municipal Power Agency Electric Power & Light Revenue	5.000%	10/1/30	35	36
	Hillsborough County Aviation Authority Port, Airport & Marina Revenue, Prere.	5.000%	10/1/24	25	25
	Hillsborough County School Board (Master Lease Program) COP	5.000%	7/1/26	390	398
	JEA Electric System Electric Power & Light Revenue	5.000%	10/1/27	125	134
	JEA Electric System Electric Power & Light Revenue	5.000%	10/1/30	30	32
	Miami-Dade County Expressway Authority Highway Revenue	5.000%	7/1/24	240	242
	Miami-Dade County Expressway Authority Highway Revenue	5.000%	7/1/25	125	126
	Miami-Dade County FL Water & Sewer System Water Revenue	5.000%	10/1/24	120	122
	Miami-Dade County FL Water & Sewer System Water Revenue	5.000%	10/1/26	345	356
	Miami-Dade County FL Water & Sewer System Water Revenue	5.000%	10/1/27	105	113
	Miami-Dade County FL Water & Sewer System Water Revenue	5.000%	10/1/28	180	193
	Miami-Dade County FL Water & Sewer System Water Revenue	5.000%	10/1/30	100	103
	Miami-Dade County FL Water & Sewer Water Revenue	5.000%	10/1/25	110	114
	Miami-Dade County School Board COP	5.000%	2/1/24	155	155
	Miami-Dade County School Board COP	5.000%	2/1/26	60	62
	Miami-Dade County School Board COP	5.000%	5/1/27	65	66
	Miami-Dade County School Board COP	5.000%	5/1/28	135	138
	Miami-Dade County School Board COP	5.000%	2/1/29	155	160
	Orange County School Board COP, Prere.	5.000%	8/1/25	105	108
	Orange County School Board COP, Prere.	5.000%	8/1/25	100	103
	Orlando Utilities Commission Electric Power & Light Revenue PUT	1.250%	10/1/28	180	155
	Orlando Utilities Commission Water Revenue	5.000%	10/1/24	55	56
	Palm Beach County School District COP	5.000%	8/1/26	505	532
	Palm Beach County School District COP	5.000%	8/1/27	140	150
	Palm Beach County School District COP	5.000%	8/1/27	10	10
	School Board of Miami-Dade County COP	4.000%	8/1/29	100	100
[5]	Tampa Bay Water Revenue	6.000%	10/1/29	105	123
					8,665
19

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Georgia (2.1%)
	Atlanta GA Airport Passenger Facility Charge Port, Airport & Marina Revenue	5.000%	1/1/29	60	60
	Atlanta GA Airport Passenger Facility Charge Port, Airport & Marina Revenue	5.000%	1/1/30	200	200
	Atlanta GA Airport Passenger Facility Charge Port, Airport & Marina Revenue	5.000%	1/1/31	125	125
	Atlanta GA Department of Aviation Port, Airport & Marina Revenue	5.000%	7/1/25	150	155
	Atlanta GA Department of Aviation Port, Airport & Marina Revenue	5.000%	7/1/30	100	113
	Atlanta GA Water & Wastewater Revenue	5.000%	11/1/25	25	26
	Atlanta GA Water & Wastewater Revenue	5.000%	11/1/26	20	21
[2]	Atlanta GA Water & Wastewater Revenue	5.250%	11/1/27	35	37
	Atlanta GA Water & Wastewater Revenue	5.000%	11/1/28	245	251
	Atlanta GA Water & Wastewater Revenue, Prere.	5.000%	5/1/25	10	10
	Atlanta GA Water & Wastewater Revenue, Prere.	5.000%	5/1/25	50	51
	Georgia GO	5.000%	12/1/23	85	85
	Georgia GO	4.000%	7/1/25	190	193
	Georgia GO	5.000%	7/1/25	100	103
	Georgia GO	5.000%	7/1/25	50	52
	Georgia GO	5.000%	7/1/25	100	103
	Georgia GO	5.000%	8/1/25	165	171
	Georgia GO	4.000%	1/1/26	100	102
	Georgia GO	5.000%	1/1/26	85	89
	Georgia GO	4.000%	2/1/26	165	165
	Georgia GO	5.000%	2/1/26	75	78
	Georgia GO	5.000%	2/1/26	35	37
	Georgia GO	5.000%	7/1/26	130	137
	Georgia GO	4.000%	1/1/27	100	104
	Georgia GO	5.000%	2/1/27	115	123
	Georgia GO	5.000%	7/1/27	75	81
	Georgia GO	5.000%	7/1/27	15	16
	Georgia GO	5.000%	7/1/27	20	21
	Georgia GO	5.000%	7/1/27	100	108
	Georgia GO	5.000%	8/1/27	45	49
	Georgia GO	5.000%	12/1/27	385	410
	Georgia GO	4.000%	1/1/28	100	105
	Georgia GO	5.000%	2/1/28	285	305
	Georgia GO	5.000%	7/1/28	105	116
	Georgia GO	5.000%	7/1/28	430	474
	Georgia GO	5.000%	8/1/28	140	155
	Georgia GO	3.000%	2/1/29	140	140
	Georgia GO	5.000%	2/1/29	150	160
	Georgia GO	4.000%	7/1/29	65	69
	Georgia GO	5.000%	7/1/29	10	11
	Georgia GO	5.000%	7/1/29	10	11
	Georgia GO	5.000%	2/1/30	30	31
	Georgia GO	5.000%	2/1/30	100	107
	Georgia GO	5.000%	7/1/30	255	285
	Georgia GO	5.000%	7/1/30	40	46
	Georgia GO	5.000%	7/1/30	150	171
	Georgia GO	5.000%	8/1/30	215	245
[1]	Georgia Municipal Electric Authority Electric Power & Light Revenue	7.000%	1/1/25	5	5
	Georgia State Road & Tollway Authority Government Fund/Grant Revenue	5.000%	6/1/26	250	263
20

Short-Term Tax-Exempt Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Georgia State Road & Tollway Authority Government Fund/Grant Revenue	5.000%	6/1/27	120	129
Georgia State Road & Tollway Authority Government Fund/Grant Revenue	5.000%	6/1/28	95	104
Georgia State Road & Tollway Authority Government Fund/Grant Revenue	5.000%	6/1/29	25	28
Georgia State Road & Tollway Authority Government Fund/Grant Revenue	5.000%	6/1/30	5	6
Gwinnett County School District GO	5.000%	8/1/27	250	270
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue	4.000%	7/1/24	185	186
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue	4.000%	7/1/25	75	76
Private Colleges & Universities Authority College & University Revenue	5.000%	9/1/25	530	548
Private Colleges & Universities Authority College & University Revenue	5.000%	9/1/29	130	146
Private Colleges & Universities Authority College & University Revenue	5.000%	9/1/29	125	141
Private Colleges & Universities Authority College & University Revenue	5.000%	9/1/30	60	69
Private Colleges & Universities Authority College & University Revenue, Prere.	5.000%	4/1/24	275	277
Sandy Springs Public Facilities Authority Lease (Non-Terminable) Revenue (Sandy Springs City Center Project), Prere.	4.000%	5/1/26	305	313
				8,268
Hawaii (0.9%)
Hawaii GO	5.000%	8/1/24	50	51
Hawaii GO	5.000%	10/1/24	165	168
Hawaii GO	5.000%	8/1/25	100	101
Hawaii GO	5.000%	10/1/25	135	140
Hawaii GO	5.000%	10/1/25	210	218
Hawaii GO	5.000%	1/1/26	75	78
Hawaii GO	4.000%	4/1/26	10	10
Hawaii GO	5.000%	5/1/26	140	147
Hawaii GO	5.000%	10/1/26	170	176
Hawaii GO	5.000%	10/1/26	165	175
Hawaii GO	5.000%	10/1/27	45	47
Hawaii GO	5.000%	10/1/27	50	53
Hawaii GO	5.000%	5/1/28	50	53
Hawaii GO	5.000%	1/1/29	135	146
Hawaii GO	5.000%	10/1/29	95	100
Hawaii GO	5.000%	1/1/30	235	253
Hawaii GO	5.000%	10/1/30	20	21
Hawaii GO, Prere.	5.000%	10/1/25	30	31
Honolulu HI City & County (Honolulu Rail Transit Project) GO	5.000%	9/1/26	50	53
Honolulu HI City & County (Honolulu Rail Transit Project) GO	5.000%	3/1/27	75	80
Honolulu HI City & County (Honolulu Rail Transit Project) GO	5.000%	3/1/28	120	131
Honolulu HI City & County (Honolulu Rail Transit Project) GO	5.000%	3/1/30	230	259
Honolulu HI City & County (Honolulu Rail Transit Project) GO	5.000%	9/1/30	25	27
Honolulu HI City & County GO (Honolulu Rail Transit Project)	5.000%	3/1/26	560	585
Honolulu HI City & County GO (Honolulu Rail Transit Project)	5.000%	3/1/27	135	144
Honolulu HI City & County GO (Honolulu Rail Transit Project)	5.000%	9/1/29	5	6
Honolulu HI City & County GO (Honolulu Rail Transit Project)	5.000%	3/1/30	100	113
				3,366
Idaho (0.1%)
Idaho Housing & Finance Association Appropriations Revenue	5.000%	7/15/29	230	254
Idaho Housing & Finance Association Appropriations Revenue RAN	5.000%	7/15/26	60	63
21

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Idaho State Building Authority Lease (Appropriation) Revenue (St. Office Campus Project), Prere.	4.000%	9/1/27	15	16
					333
Illinois (6.0%)
	Chicago IL GO	5.000%	1/1/25	500	506
	Chicago IL GO	5.000%	1/1/26	150	153
	Chicago IL GO	5.000%	1/1/27	250	259
	Chicago IL GO	5.000%	1/1/28	55	57
	Chicago IL GO	5.000%	1/1/29	150	158
	Chicago IL GO	5.000%	1/1/30	50	53
[5]	Chicago IL GO, ETM	0.000%	1/1/28	50	44
	Chicago IL GO, ETM	5.250%	1/1/28	210	215
[7]	Chicago Midway International Airport Port, Airport & Marina Revenue	5.000%	1/1/26	100	104
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	5.000%	1/1/24	1,000	1,001
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	5.000%	1/1/24	700	701
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	5.000%	1/1/25	65	66
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	5.000%	1/1/25	80	81
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	5.000%	1/1/26	100	101
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	5.000%	1/1/27	20	20
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	5.000%	1/1/28	230	233
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	5.250%	1/1/28	65	69
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	5.000%	1/1/29	215	218
	Chicago Park District GO, Prere.	5.500%	1/1/24	215	215
	Chicago Park District GO, Prere.	5.750%	1/1/24	200	200
	Chicago Transit Authority Capital Grant Receipts Government Fund/Grant Revenue	5.000%	6/1/28	300	319
	Cook County IL GO	4.000%	11/15/25	60	61
	Cook County IL GO	5.000%	11/15/25	265	273
	Cook County IL GO	4.000%	11/15/26	85	87
[2]	Cook County IL GO	5.000%	11/15/26	45	47
	Cook County IL GO	5.000%	11/15/29	40	44
	Illinois GO	5.000%	3/1/24	475	476
	Illinois GO	5.000%	3/1/24	250	251
	Illinois GO	5.000%	7/1/24	135	136
	Illinois GO	5.000%	11/1/24	435	440
	Illinois GO	5.000%	12/1/24	250	253
	Illinois GO	5.000%	2/1/25	430	437
	Illinois GO	5.000%	3/1/25	70	71
	Illinois GO	5.000%	3/1/25	650	661
	Illinois GO	5.000%	3/1/25	500	508
	Illinois GO	5.000%	7/1/25	220	225
	Illinois GO	5.000%	11/1/25	700	719
	Illinois GO	5.000%	11/1/25	80	82
	Illinois GO	5.000%	12/1/25	135	139
	Illinois GO	5.000%	2/1/26	150	150
	Illinois GO	5.000%	2/1/26	110	113
22

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Illinois GO	5.000%	3/1/26	100	103
	Illinois GO	5.000%	3/1/26	50	52
	Illinois GO	5.000%	7/1/26	240	249
	Illinois GO	5.000%	10/1/26	100	104
	Illinois GO	5.000%	11/1/26	625	652
	Illinois GO	5.000%	2/1/27	120	126
	Illinois GO	5.000%	3/1/27	145	152
	Illinois GO	5.000%	3/1/27	200	209
	Illinois GO	5.000%	3/1/27	275	288
	Illinois GO	5.000%	6/1/27	155	159
	Illinois GO	5.000%	7/1/27	125	132
	Illinois GO	5.000%	11/1/27	795	842
	Illinois GO	5.000%	2/1/28	50	52
	Illinois GO	5.000%	3/1/28	300	319
	Illinois GO	5.000%	3/1/28	125	133
	Illinois GO	5.000%	3/1/28	50	53
	Illinois GO	5.000%	5/1/28	100	107
	Illinois GO	5.000%	7/1/28	225	241
	Illinois GO	5.000%	10/1/28	120	129
	Illinois GO	5.000%	11/1/28	135	143
	Illinois GO	5.000%	12/1/28	25	27
	Illinois GO	5.000%	3/1/29	250	269
	Illinois GO	5.000%	5/1/29	100	108
	Illinois GO	5.000%	7/1/29	500	541
	Illinois GO	5.000%	10/1/29	100	106
	Illinois GO	5.000%	11/1/29	250	263
[2]	Illinois GO	4.000%	2/1/30	365	369
	Illinois GO	5.250%	2/1/30	100	100
	Illinois GO	5.000%	3/1/30	270	294
	Illinois GO	5.000%	5/1/30	100	109
	Illinois GO	5.500%	5/1/30	100	110
	Illinois GO	5.000%	7/1/30	310	338
	Illinois Municipal Electric Agency Electric Power & Light Revenue	5.000%	2/1/24	200	200
	Illinois Municipal Electric Agency Electric Power & Light Revenue	5.000%	2/1/25	240	245
	Illinois Municipal Electric Agency Electric Power & Light Revenue	5.000%	2/1/27	100	103
	Illinois Municipal Electric Agency Electric Power & Light Revenue	5.000%	2/1/29	135	138
	Illinois State Toll Highway Authority Highway Revenue	5.000%	1/1/24	65	65
	Illinois State Toll Highway Authority Highway Revenue	5.000%	1/1/25	375	383
	Illinois State Toll Highway Authority Highway Revenue	5.000%	1/1/25	100	102
	Illinois State Toll Highway Authority Highway Revenue	5.000%	1/1/25	260	265
	Illinois State Toll Highway Authority Highway Revenue	5.000%	1/1/26	80	83
	Illinois State Toll Highway Authority Highway Revenue	5.000%	1/1/26	175	182
	Illinois State Toll Highway Authority Highway Revenue	5.000%	1/1/27	100	106
	Illinois State Toll Highway Authority Highway Revenue	5.000%	1/1/27	345	367
	Illinois State Toll Highway Authority Highway Revenue	5.000%	1/1/28	325	353
	Illinois State Toll Highway Authority Highway Revenue	5.000%	1/1/29	115	127
	Illinois State Toll Highway Authority Highway Revenue	5.000%	1/1/29	345	381
	Illinois State Toll Highway Authority Highway Revenue	5.000%	1/1/30	15	16
	Illinois State Toll Highway Authority Highway Revenue	5.000%	1/1/30	90	101
	Illinois State Toll Highway Authority Highway Revenue	5.000%	1/1/30	125	141
	Metropolitan Water Reclamation District of Greater Chicago GO	5.000%	12/1/23	25	25
	Metropolitan Water Reclamation District of Greater Chicago GO	5.000%	12/1/25	125	130
	Metropolitan Water Reclamation District of Greater Chicago GO	5.000%	12/1/26	210	222
	Metropolitan Water Reclamation District of Greater Chicago GO	5.000%	12/1/27	10	11
	Metropolitan Water Reclamation District of Greater Chicago GO	5.000%	12/1/28	50	53
23

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Metropolitan Water Reclamation District of Greater Chicago GO	5.000%	12/1/29	310	327
	Metropolitan Water Reclamation District of Greater Chicago GO, Prere.	5.000%	12/1/24	880	896
[2]	Regional Transportation Authority Sales Tax Revenue	5.750%	6/1/29	140	158
	Sales Tax Securitization Corp. Intergovernmental Agreement Revenue	5.000%	1/1/27	10	11
	Sales Tax Securitization Corp. Intergovernmental Agreement Revenue	5.000%	1/1/30	405	446
	Sales Tax Securitization Corp. Sales Tax Revenue	5.000%	1/1/24	180	180
	Sales Tax Securitization Corp. Sales Tax Revenue	5.000%	1/1/24	250	250
	Sales Tax Securitization Corp. Sales Tax Revenue	5.000%	1/1/25	150	153
	Sales Tax Securitization Corp. Sales Tax Revenue	5.000%	1/1/27	160	169
	Sales Tax Securitization Corp. Sales Tax Revenue	5.000%	1/1/28	145	156
	Sales Tax Securitization Corp. Sales Tax Revenue	5.000%	1/1/29	50	55
	Sales Tax Securitization Corp. Sales Tax Revenue	5.000%	1/1/30	5	6
[2]	St Clair County Community Unit School District No. 187 Cahokia GO, ETM	4.000%	1/1/28	25	26
					23,457
Indiana (0.4%)
	Indiana Finance Authority Lease (Appropriation) Revenue (Stadium Project)	5.000%	2/1/30	60	67
	Indiana Finance Authority Lease Revenue	5.000%	12/1/24	520	530
	Indiana Finance Authority Lease Revenue	5.000%	12/1/25	200	208
	Indiana Finance Authority Lease Revenue	5.000%	2/1/26	25	26
	Indiana Finance Authority Lease Revenue	5.000%	6/1/27	5	5
	Indiana Finance Authority Lease Revenue	5.000%	6/1/28	100	106
	Indiana Finance Authority Lease Revenue	5.000%	6/1/29	115	128
	Indiana Finance Authority Water Revenue	5.000%	2/1/24	250	251
	Indiana Finance Authority Water Revenue	5.000%	2/1/25	50	51
	Indiana Finance Authority Water Revenue	5.000%	2/1/27	15	16
[1]	Indianapolis Local Public Improvement Bond Bank Miscellaneous Revenue	0.000%	2/1/27	235	211
					1,599
Iowa (0.1%)
	Iowa Finance Authority Water Revenue	5.000%	8/1/27	60	65
	Iowa Finance Authority Water Revenue	5.000%	8/1/28	165	178
	Iowa Finance Authority Water Revenue	5.000%	8/1/30	150	161
					404
Kansas (0.4%)
	Kansas Department of Transportation Fuel Sales Tax Revenue	5.000%	9/1/24	65	66
	Kansas Department of Transportation Fuel Sales Tax Revenue	5.000%	9/1/25	105	106
	Kansas Department of Transportation Fuel Sales Tax Revenue	5.000%	9/1/26	250	253
	Kansas Department of Transportation Fuel Sales Tax Revenue	5.000%	9/1/26	135	140
	Kansas Department of Transportation Fuel Sales Tax Revenue	5.000%	9/1/27	15	15
	Kansas Department of Transportation Fuel Sales Tax Revenue	5.000%	9/1/28	300	310
	Kansas Department of Transportation Fuel Sales Tax Revenue	5.000%	9/1/29	140	144
	Wyandotte County Unified School District No. 500 Kansas City GO, Prere.	4.125%	9/1/26	250	259
	Wyandotte County Unified School District No. 500 Kansas City GO, Prere.	5.500%	9/1/26	80	86
					1,379
24

Short-Term Tax-Exempt Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Kentucky (0.2%)
Kentucky Asset Liability Commission Appropriations Revenue (Project Notes Federal Highway Trust First)	5.000%	9/1/26	100	101
Kentucky State Property & Building Commission Lease (Appropriation) Revenue (Project No. 112)	5.000%	11/1/24	60	61
Kentucky State Property & Building Commission Lease (Appropriation) Revenue (Project No. 112)	5.000%	11/1/25	75	78
Kentucky State Property & Building Commission Lease (Appropriation) Revenue (Project No. 112)	5.000%	11/1/26	250	265
Kentucky State Property & Building Commission Lease (Appropriation) Revenue (Project No. 112)	5.000%	11/1/28	205	216
Kentucky Turnpike Authority Lease (Appropriation) Revenue (Revitalization Projects)	5.000%	7/1/25	130	133
				854
Louisiana (0.9%)
East Baton Rouge Sewerage Commission Sewer Revenue, Prere.	5.000%	2/1/25	435	445
Louisiana Gasoline & Fuels Tax Fuel Sales Tax Revenue, Prere.	4.500%	5/1/25	105	107
Louisiana GO	5.000%	8/1/25	375	380
Louisiana GO	5.000%	8/1/26	165	174
Louisiana GO	5.000%	8/1/27	90	95
Louisiana GO	5.000%	8/1/28	200	211
Louisiana GO	4.000%	2/1/29	200	200
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	5.000%	8/15/28	100	105
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	5.000%	8/15/30	100	105
Louisiana Local Government Environmental Facilities & Community Development Authority Sewer Revenue, Prere.	4.375%	2/1/24	10	10
Louisiana Local Government Environmental Facilities & Community Development Authority Sewer Revenue, Prere.	5.000%	2/1/24	90	90
Louisiana Local Government Environmental Facilities & Community Development Authority Sewer Revenue, Prere.	5.000%	2/1/24	1,000	1,003
Louisiana Public Facilities Authority Health, Hospital, Nursing Home Revenue, Prere.	5.500%	5/15/26	140	145
New Orleans LA Sewerage Service Sewer Revenue, Prere.	5.000%	6/1/24	150	151
New Orleans LA Water System Water Revenue, Prere.	5.000%	12/1/24	285	290
				3,511
Maryland (3.9%)
Baltimore MD Sewer Revenue (Wastewater Projects), Prere.	5.000%	1/1/24	250	250
Baltimore MD Water Revenue (Water Project), Prere.	5.000%	1/1/24	395	396
Maryland Department of Transportation Fuel Sales Tax Revenue	5.000%	10/1/24	100	102
Maryland Department of Transportation Fuel Sales Tax Revenue	5.000%	9/1/25	45	47
Maryland Department of Transportation Fuel Sales Tax Revenue	5.000%	10/1/25	80	83
Maryland Department of Transportation Fuel Sales Tax Revenue	4.000%	11/1/25	190	192
Maryland Department of Transportation Fuel Sales Tax Revenue	5.000%	10/1/26	125	133
Maryland Department of Transportation Fuel Sales Tax Revenue	5.000%	10/1/26	140	149
Maryland Department of Transportation Fuel Sales Tax Revenue	5.000%	11/1/26	295	300
Maryland Department of Transportation Fuel Sales Tax Revenue	5.000%	10/1/27	40	42
Maryland Department of Transportation Fuel Sales Tax Revenue	5.000%	10/1/27	100	108
Maryland Department of Transportation Fuel Sales Tax Revenue	5.000%	9/1/28	70	76
Maryland Department of Transportation Fuel Sales Tax Revenue	5.000%	10/1/28	185	200
Maryland Department of Transportation Fuel Sales Tax Revenue	3.000%	11/1/28	255	253
Maryland Department of Transportation Fuel Sales Tax Revenue	5.000%	9/1/29	65	70
Maryland Department of Transportation Fuel Sales Tax Revenue	5.000%	10/1/29	25	26
Maryland Department of Transportation Fuel Sales Tax Revenue	4.000%	12/15/29	115	115
Maryland GO	5.000%	3/15/24	170	171
25

Short-Term Tax-Exempt Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Maryland GO	5.000%	6/1/24	180	182
Maryland GO	5.000%	8/1/24	500	507
Maryland GO	5.000%	8/1/24	50	51
Maryland GO	5.000%	8/1/24	175	177
Maryland GO	5.000%	8/1/24	125	127
Maryland GO	4.000%	6/1/25	235	236
Maryland GO	5.000%	8/1/25	220	228
Maryland GO	5.000%	8/1/25	300	311
Maryland GO	5.000%	8/1/25	80	83
Maryland GO	5.000%	3/15/26	245	257
Maryland GO	5.000%	3/15/26	125	131
Maryland GO	3.000%	8/1/26	120	121
Maryland GO	5.000%	8/1/26	190	201
Maryland GO	5.000%	8/1/26	450	476
Maryland GO	5.000%	8/1/26	55	58
Maryland GO	5.000%	8/1/26	100	106
Maryland GO	5.000%	3/15/27	280	300
Maryland GO	5.000%	3/15/27	115	123
Maryland GO	5.000%	3/15/27	80	86
Maryland GO	5.000%	8/1/27	155	168
Maryland GO	5.000%	8/1/27	30	32
Maryland GO	5.000%	8/1/27	100	108
Maryland GO	5.000%	3/15/28	125	137
Maryland GO	4.000%	6/1/28	80	80
Maryland GO	5.000%	6/1/28	150	165
Maryland GO	5.000%	8/1/28	585	646
Maryland GO	5.000%	8/1/28	485	535
Maryland GO	5.000%	8/1/28	225	248
Maryland GO	5.000%	8/1/28	525	567
Maryland GO	5.000%	3/15/29	220	241
Maryland GO	5.000%	3/15/29	215	240
Maryland GO	4.000%	6/1/29	200	200
Maryland GO	4.000%	8/1/29	120	129
Maryland GO	5.000%	8/1/29	165	185
Maryland GO	5.000%	8/1/29	150	165
Maryland GO	5.000%	8/1/29	150	161
Maryland GO	5.000%	3/15/30	160	175
Maryland GO	5.000%	3/15/30	230	256
Maryland GO	5.000%	3/15/30	55	62
Maryland GO	5.000%	6/1/30	75	85
Maryland GO	5.000%	8/1/30	140	157
Maryland GO	5.000%	8/1/30	25	29
Maryland GO	5.000%	8/1/30	60	68
Maryland GO	5.000%	8/1/30	235	259
Maryland Stadium Authority Lottery Revenue, Prere.	5.000%	5/1/26	115	121
Maryland Stadium Authority Lottery Revenue, Prere.	5.000%	5/1/26	1,000	1,052
Maryland Stadium Authority Lottery Revenue, Prere.	5.000%	5/1/28	135	147
Montgomery County MD GO	5.000%	11/1/24	130	132
Montgomery County MD GO	5.000%	10/1/25	135	140
Montgomery County MD GO	5.000%	10/1/26	360	382
Montgomery County MD GO	5.000%	11/1/26	235	239
Montgomery County MD GO, Prere.	5.000%	11/1/24	75	76
Montgomery County MD GO, Prere.	5.000%	11/1/24	225	229
Montgomery County MD GO, Prere.	5.000%	11/1/24	100	102
Montgomery County MD GO, Prere.	5.000%	11/1/24	420	427
26

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Prince George's County MD GO	5.000%	7/15/26	80	84
	Prince George's County MD GO	5.000%	7/15/27	160	173
	Prince George's County MD GO	5.000%	7/15/28	60	66
	Prince George's County MD GO	3.000%	9/15/28	215	215
	Prince George's County MD GO	5.000%	7/15/29	165	182
					15,339
Massachusetts (3.1%)
	Commonwealth of Massachusetts Federal Highway Government Fund/Grant Revenue	5.000%	6/15/26	35	36
	Commonwealth of Massachusetts Federal Highway Government Fund/Grant Revenue GAN	5.000%	6/15/26	135	136
[1]	Commonwealth of Massachusetts GO	5.500%	12/1/23	25	25
	Commonwealth of Massachusetts GO	5.000%	7/1/24	255	258
	Commonwealth of Massachusetts GO	5.000%	7/1/24	145	147
[2]	Commonwealth of Massachusetts GO	5.250%	9/1/24	65	66
	Commonwealth of Massachusetts GO	5.000%	10/1/24	150	152
	Commonwealth of Massachusetts GO	5.000%	11/1/24	220	224
[1]	Commonwealth of Massachusetts GO	5.500%	12/1/24	50	51
	Commonwealth of Massachusetts GO	5.000%	1/1/25	125	128
	Commonwealth of Massachusetts GO	5.000%	5/1/25	100	103
	Commonwealth of Massachusetts GO	5.000%	7/1/25	80	82
	Commonwealth of Massachusetts GO	5.000%	7/1/25	240	247
	Commonwealth of Massachusetts GO	5.000%	7/1/25	340	351
[2]	Commonwealth of Massachusetts GO	5.250%	9/1/25	205	213
	Commonwealth of Massachusetts GO	3.000%	12/1/25	150	150
	Commonwealth of Massachusetts GO	5.000%	1/1/26	200	209
	Commonwealth of Massachusetts GO	5.000%	4/1/26	5	5
	Commonwealth of Massachusetts GO	5.000%	5/1/26	100	105
	Commonwealth of Massachusetts GO	5.000%	7/1/26	130	137
	Commonwealth of Massachusetts GO	5.000%	7/1/26	255	269
	Commonwealth of Massachusetts GO	5.000%	10/1/26	345	366
	Commonwealth of Massachusetts GO	5.000%	11/1/26	110	117
	Commonwealth of Massachusetts GO	5.000%	12/1/26	220	235
	Commonwealth of Massachusetts GO	5.000%	1/1/27	70	75
	Commonwealth of Massachusetts GO	5.000%	5/1/27	100	108
	Commonwealth of Massachusetts GO	5.000%	7/1/27	60	65
	Commonwealth of Massachusetts GO	5.000%	7/1/27	135	146
	Commonwealth of Massachusetts GO	5.000%	9/1/27	65	70
	Commonwealth of Massachusetts GO	5.000%	10/1/27	70	76
	Commonwealth of Massachusetts GO	5.000%	11/1/27	250	272
	Commonwealth of Massachusetts GO	5.000%	11/1/27	150	163
	Commonwealth of Massachusetts GO	5.000%	5/1/28	100	110
	Commonwealth of Massachusetts GO	3.000%	7/1/28	50	50
	Commonwealth of Massachusetts GO	3.250%	7/1/28	100	100
	Commonwealth of Massachusetts GO	5.000%	7/1/28	100	110
	Commonwealth of Massachusetts GO	5.000%	7/1/28	300	331
	Commonwealth of Massachusetts GO	5.250%	8/1/28	140	156
	Commonwealth of Massachusetts GO	5.000%	5/1/29	100	112
	Commonwealth of Massachusetts GO	5.000%	7/1/29	270	303
	Commonwealth of Massachusetts GO	5.000%	7/1/29	10	11
	Commonwealth of Massachusetts GO	5.000%	10/1/29	95	107
	Commonwealth of Massachusetts GO	5.000%	11/1/29	10	11
	Commonwealth of Massachusetts GO	5.000%	1/1/30	115	125
	Commonwealth of Massachusetts GO	5.000%	1/1/30	25	28
	Commonwealth of Massachusetts GO	5.000%	5/1/30	970	971
27

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Commonwealth of Massachusetts GO	5.000%	5/1/30	100	114
	Commonwealth of Massachusetts GO	5.000%	7/1/30	25	28
[1]	Commonwealth of Massachusetts GO	5.500%	8/1/30	500	580
	Commonwealth of Massachusetts GO	5.000%	9/1/30	130	149
	Commonwealth of Massachusetts GO	5.000%	9/1/30	40	45
	Commonwealth of Massachusetts GO	5.000%	11/1/30	155	178
	Commonwealth of Massachusetts GO VRDO	5.000%	9/1/29	5	6
[5]	Commonwealth of Massachusetts Special Obligation Revenue	5.500%	1/1/25	100	102
[5]	Commonwealth of Massachusetts Special Obligation Revenue	5.500%	1/1/27	225	243
[5]	Commonwealth of Massachusetts Special Obligation Revenue	5.500%	1/1/30	65	74
	Massachusetts Bay Transportation Authority Assessment Special Assessment Revenue	4.000%	7/1/26	215	222
	Massachusetts Bay Transportation Authority Sales Tax Revenue	5.000%	7/1/25	140	144
	Massachusetts Bay Transportation Authority Sales Tax Revenue	5.000%	7/1/26	115	121
	Massachusetts Bay Transportation Authority Sales Tax Revenue	5.000%	7/1/27	95	103
	Massachusetts Bay Transportation Authority Sales Tax Revenue	5.000%	7/1/28	5	5
	Massachusetts Bay Transportation Authority Sales Tax Revenue	5.000%	7/1/29	80	90
	Massachusetts Bay Transportation Authority Sales Tax Revenue	5.250%	7/1/29	5	6
	Massachusetts Bay Transportation Authority Sales Tax Revenue	5.250%	7/1/30	70	81
	Massachusetts Bay Transportation Authority Sales Tax Revenue, Prere.	5.000%	7/1/25	200	206
	Massachusetts Development Finance Agency College & University Revenue	5.000%	7/15/24	300	304
	Massachusetts Development Finance Agency College & University Revenue	5.000%	7/15/27	55	58
	Massachusetts Development Finance Agency College & University Revenue	5.000%	10/15/27	150	163
	Massachusetts Development Finance Agency College & University Revenue	4.000%	7/15/29	75	77
	Massachusetts Development Finance Agency College & University Revenue	5.000%	7/15/30	75	79
	Massachusetts School Building Authority Sales Tax Revenue	5.000%	8/15/24	125	127
	Massachusetts School Building Authority Sales Tax Revenue	5.000%	8/15/26	65	67
	Massachusetts School Building Authority Sales Tax Revenue, Prere.	5.000%	11/15/25	25	26
	Massachusetts Transportation Trust Fund Metropolitan Highway System Highway Revenue	5.000%	1/1/27	15	16
	Massachusetts Transportation Trust Fund Metropolitan Highway System Highway Revenue	5.000%	1/1/27	80	85
	Massachusetts Transportation Trust Fund Metropolitan Highway System Highway Revenue	5.000%	1/1/30	50	55
[2]	Massachusetts Water Resources Authority Water Revenue	5.250%	8/1/25	85	88
	Massachusetts Water Resources Authority Water Revenue	5.000%	8/1/26	250	265
[2]	Massachusetts Water Resources Authority Water Revenue	5.250%	8/1/26	275	293
[2]	Massachusetts Water Resources Authority Water Revenue	5.250%	8/1/27	20	22
[2]	Massachusetts Water Resources Authority Water Revenue	5.250%	8/1/28	25	28
	Massachusetts Water Resources Authority Water Revenue	5.000%	8/1/29	50	53
	Massachusetts Water Resources Authority Water Revenue, Prere.	5.000%	8/1/26	5	5
	Massachusetts Water Resources Authority Water Revenue, Prere.	5.000%	8/1/26	380	402
	Massachusetts Water Resources Authority Water Revenue, Prere.	5.000%	8/1/26	50	53
	University of Massachusetts Building Authority College & University Revenue	5.000%	11/1/24	40	41
	University of Massachusetts Building Authority College & University Revenue, Prere.	5.000%	11/1/24	25	25
					12,141
28

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Michigan (0.9%)
[2,8]	Detroit City School District GO	6.000%	5/1/29	310	341
[2,8]	Detroit City School District GO	5.250%	5/1/30	150	169
	Great Lakes Water Authority Sewage Disposal System Water Revenue	5.000%	7/1/30	40	41
	Michigan Appropriations Revenue GAN	5.000%	3/15/24	115	116
	Michigan Appropriations Revenue GAN	5.000%	3/15/25	280	287
	Michigan Appropriations Revenue GAN	5.000%	3/15/26	330	345
	Michigan Appropriations Revenue GAN	5.000%	3/15/27	490	524
	Michigan Finance Authority Water Revenue	5.000%	10/1/27	70	74
	Michigan Finance Authority Water Revenue	5.000%	10/1/28	165	175
	Michigan Finance Authority Water Revenue	5.000%	10/1/29	275	291
	Michigan State Building Authority Lease (Appropriation) Revenue (Facilities Program)	5.000%	4/15/27	110	114
	Michigan State Building Authority Lease (Appropriation) Revenue (Facilities Program)	5.000%	10/15/28	100	110
	Michigan Trunk Line Fuel Sales Tax Revenue	5.000%	11/15/28	25	28
	Michigan Trunk Line Fuel Sales Tax Revenue	5.000%	11/15/29	50	57
	Michigan Trunk Line Fuel Sales Tax Revenue (Rebuilding Michigan Program)	5.000%	11/15/29	175	198
	Michigan Trunk Line Fuel Sales Tax Revenue (Rebuilding Michigan Program)	5.000%	11/15/30	250	287
	University of Michigan College & University Revenue	5.000%	4/1/26	70	73
	University of Michigan College & University Revenue, Prere.	5.000%	4/1/26	280	293
	University of Michigan College & University Revenue, Prere.	5.000%	4/1/26	175	183
	University of Michigan College & University Revenue, Prere.	5.000%	4/1/27	15	16
					3,722
Minnesota (1.1%)
	Metropolitan Council GAN GO	5.000%	12/1/25	55	57
	Metropolitan Council GAN GO	5.000%	12/1/26	240	256
	Metropolitan Council GAN GO	5.000%	12/1/27	100	109
	Metropolitan Council GAN GO	5.000%	12/1/29	170	192
	Minneapolis-St. Paul Metropolitan Airports Commission Port, Airport & Marina Revenue	5.000%	1/1/25	100	102
	Minneapolis-St. Paul Metropolitan Airports Commission Port, Airport & Marina Revenue	5.000%	1/1/26	310	323
	Minneapolis-St. Paul Metropolitan Airports Commission Port, Airport & Marina Revenue	5.000%	1/1/29	40	43
	Minneapolis-St. Paul Metropolitan Airports Commission Port, Airport & Marina Revenue	5.000%	1/1/30	200	213
	Minnesota Appropriations Revenue	5.000%	3/1/27	5	5
	Minnesota GO	5.000%	10/1/24	1,000	1,016
	Minnesota GO	5.000%	8/1/25	75	77
	Minnesota GO	5.000%	8/1/25	150	155
	Minnesota GO	5.000%	8/1/26	275	291
	Minnesota GO	5.000%	9/1/26	120	127
	Minnesota GO	5.000%	10/1/26	55	58
	Minnesota GO	5.000%	8/1/27	120	124
	Minnesota GO	5.000%	10/1/27	270	293
	Minnesota GO	5.000%	9/1/28	65	72
	Minnesota GO	5.000%	8/1/30	150	171
	Minnesota GO	5.000%	9/1/30	25	29
	Minnesota State General Fund Appropriations Revenue	5.000%	3/1/28	60	65
	Western Minnesota Municipal Power Agency Electric Power & Light Revenue, Prere.	5.000%	1/1/24	500	500
					4,278
29

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Mississippi (0.2%)
	Mississippi GO	5.000%	10/1/26	5	5
	Mississippi GO	5.000%	10/1/27	350	379
	Mississippi GO	5.000%	10/1/28	85	92
	Mississippi GO	5.000%	10/1/29	55	59
	Mississippi GO, Prere.	5.000%	10/1/27	90	97
	Mississippi GO, Prere.	5.000%	10/1/27	20	22
	Mississippi GO, Prere.	5.000%	10/1/27	25	27
[2]	West Rankin Utility Authority Sewer Revenue, Prere.	5.000%	1/1/28	60	65
					746
Missouri (0.4%)
	Liberty Public School District No. 53 GO	5.000%	3/1/24	100	100
	Metropolitan St. Louis Sewer District Sewer Revenue	5.000%	5/1/29	350	375
	Missouri Highway & Transportation Commission Fuel Sales Tax Revenue	5.000%	5/1/29	455	506
	Missouri Highway & Transportation Commission Fuel Sales Tax Revenue	5.000%	5/1/30	85	96
	Missouri Highway & Transportation Commission Sales Tax Revenue	5.000%	5/1/25	40	40
	Missouri Highway & Transportation Commission Sales Tax Revenue	5.000%	5/1/26	170	179
	Missouri State Board of Public Buildings Special Obligation Revenue	4.000%	10/1/28	70	74
	Springfield MO Public Utility Multiple Utility Revenue	3.375%	8/1/30	110	108
[5]	St. Louis MO Airport Port, Airport & Marina Revenue	5.500%	7/1/28	100	111
	University of Missouri of Curators College & University Revenue	5.000%	11/1/30	95	109
					1,698
Nebraska (0.1%)
	Nebraska Public Power District Electric Power & Light Revenue	5.000%	1/1/24	115	115
	Nebraska Public Power District Electric Power & Light Revenue	5.000%	7/1/28	250	271
	Omaha Public Power District Electric Power & Light Revenue	5.000%	2/1/30	120	133
					519
Nevada (0.9%)
	Clark County Department of Aviation Port, Airport & Marina Revenue	5.000%	7/1/24	500	505
	Clark County Department of Aviation Port, Airport & Marina Revenue	5.000%	7/1/25	35	36
	Clark County NV GO	5.000%	11/1/26	215	228
	Clark County NV GO	5.000%	11/1/27	20	21
	Clark County NV GO	5.000%	11/1/28	100	106
	Clark County NV Passenger Facility Charge Port, Airport & Marina Revenue	5.000%	7/1/26	75	79
	Clark County School District GO	5.000%	6/15/24	100	101
	Clark County School District GO	5.000%	6/15/25	65	67
	Clark County School District GO	5.000%	6/15/25	330	339
	Clark County School District GO	5.000%	6/15/26	245	254
	Clark County School District GO	5.000%	6/15/26	230	241
	Las Vegas Valley Water District GO	5.000%	12/1/25	95	98
	Nevada GO	5.000%	4/1/24	60	60
	Nevada GO	5.000%	5/1/25	90	93
	Nevada GO	5.000%	4/1/26	40	41
	Nevada GO	5.000%	11/1/26	205	210
	Nevada Highway Improvement Fuel Sales Tax Revenue	5.000%	12/1/24	200	204
	Nevada Highway Improvement Fuel Sales Tax Revenue	5.000%	12/1/25	80	83
	Nevada Highway Improvement Fuel Sales Tax Revenue	5.000%	12/1/26	200	210
	Nevada Highway Improvement Fuel Sales Tax Revenue	5.000%	12/1/27	240	252
30

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Nevada Highway Improvement Fuel Sales Tax Revenue	5.000%	12/1/28	200	210
					3,438
New Jersey (5.3%)
[2]	Garden State Preservation Trust Appropriations Revenue	5.750%	11/1/28	350	374
[2]	Garden State Preservation Trust Recreational Revenue	0.000%	11/1/27	150	132
	New Jersey Economic Development Authority Appropriations Revenue	4.000%	6/15/24	60	60
	New Jersey Economic Development Authority Appropriations Revenue	5.000%	6/15/25	175	179
	New Jersey Economic Development Authority Appropriations Revenue	4.250%	6/15/26	165	167
	New Jersey Economic Development Authority Appropriations Revenue	5.000%	6/15/26	750	756
	New Jersey Economic Development Authority Appropriations Revenue	4.375%	6/15/27	50	51
	New Jersey Economic Development Authority Appropriations Revenue	5.250%	6/15/27	400	412
[7]	New Jersey Economic Development Authority Appropriations Revenue	5.000%	7/1/27	75	80
[5]	New Jersey Economic Development Authority Appropriations Revenue	5.500%	9/1/27	65	71
	New Jersey Economic Development Authority Appropriations Revenue	5.250%	6/15/28	145	149
[7]	New Jersey Economic Development Authority Appropriations Revenue	5.000%	7/1/28	500	531
	New Jersey Economic Development Authority Appropriations Revenue, Prere.	4.000%	6/15/24	100	100
	New Jersey Economic Development Authority Appropriations Revenue, Prere.	5.000%	6/15/25	10	10
	New Jersey Economic Development Authority Appropriations Revenue, Prere.	5.000%	6/15/25	100	103
	New Jersey Economic Development Authority Appropriations Revenue, Prere.	5.000%	6/15/25	20	21
	New Jersey Economic Development Authority Appropriations Revenue, Prere.	5.250%	6/15/25	1,000	1,034
	New Jersey Economic Development Authority Appropriations Revenue, Prere.	5.250%	6/15/25	140	145
	New Jersey Economic Development Authority Appropriations Revenue, Prere.	5.250%	6/15/25	120	124
	New Jersey Economic Development Authority Appropriations Revenue, Prere.	4.750%	12/15/26	130	137
	New Jersey Economic Development Authority Intergovernmental Agreement Revenue	5.000%	3/1/24	150	151
	New Jersey Economic Development Authority Intergovernmental Agreement Revenue	5.000%	3/1/25	325	332
	New Jersey Economic Development Authority Intergovernmental Agreement Revenue	5.000%	3/1/26	150	156
[4]	New Jersey Economic Development Authority Intergovernmental Agreement Revenue	5.000%	6/15/26	100	103
	New Jersey Economic Development Authority Intergovernmental Agreement Revenue	5.000%	3/1/28	690	745
	New Jersey Economic Development Authority Lease (Appropriation) Revenue	5.000%	11/1/26	255	269
	New Jersey Economic Development Authority Lease (Appropriation) Revenue	4.000%	11/1/27	160	165
	New Jersey Economic Development Authority Lease (Appropriation) Revenue, Prere.	4.000%	6/15/27	630	657
31

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	New Jersey Economic Development Authority Lease (Appropriation) Revenue, Prere.	5.000%	6/15/27	25	27
	New Jersey Economic Development Authority Miscellaneous Revenue	3.000%	3/1/24	155	155
	New Jersey Educational Facilities Authority College & University Revenue	5.000%	3/1/27	145	156
	New Jersey Educational Facilities Authority College & University Revenue	5.000%	7/1/28	15	16
	New Jersey GO	5.000%	6/1/24	950	959
	New Jersey GO	5.000%	6/1/25	710	731
	New Jersey GO	5.000%	6/1/26	545	571
	New Jersey GO	5.000%	6/1/27	145	155
	New Jersey GO	5.000%	6/1/28	640	698
	New Jersey GO	5.000%	6/1/29	220	244
	New Jersey GO	4.000%	6/1/30	550	582
	New Jersey GO, Prere.	5.000%	6/1/25	100	103
	New Jersey GO, Prere.	5.000%	6/1/25	150	154
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	12/15/23	180	180
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.250%	12/15/23	395	395
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.250%	12/15/23	175	175
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.500%	12/15/23	100	100
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	6/15/24	250	252
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	12/15/24	135	137
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	6/15/25	250	257
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	0.000%	12/15/25	335	312
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	12/15/25	200	207
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	12/15/25	230	238
[1]	New Jersey Transportation Trust Fund Authority Appropriations Revenue	0.000%	12/15/26	110	99
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	0.000%	12/15/26	100	90
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	12/15/26	50	53
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	12/15/26	150	159
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	6/15/27	905	944
[5]	New Jersey Transportation Trust Fund Authority Appropriations Revenue	0.000%	12/15/27	270	235
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	12/15/27	55	59
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	6/15/28	75	78
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	6/15/28	455	494
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	6/15/28	100	109
32

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	New Jersey Transportation Trust Fund Authority Appropriations Revenue	0.000%	12/15/28	205	173
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	0.000%	12/15/28	55	46
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	0.000%	12/15/28	120	101
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	6/15/29	25	26
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	6/15/29	110	121
[2]	New Jersey Transportation Trust Fund Authority Appropriations Revenue	0.000%	12/15/29	190	155
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	0.000%	12/15/29	505	409
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	6/15/30	380	396
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	6/15/30	100	104
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	6/15/30	75	84
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	5.000%	6/15/30	330	369
[5]	New Jersey Transportation Trust Fund Authority Appropriations Revenue	0.000%	12/15/30	85	66
[5]	New Jersey Transportation Trust Fund Authority Miscellaneous Revenue	5.750%	6/15/25	160	166
[1]	New Jersey Turnpike Authority Highway Revenue	5.500%	1/1/25	310	318
	New Jersey Turnpike Authority Highway Revenue	5.000%	1/1/27	290	292
	New Jersey Turnpike Authority Highway Revenue	5.000%	1/1/27	25	27
	New Jersey Turnpike Authority Highway Revenue	5.000%	1/1/27	60	64
[2]	New Jersey Turnpike Authority Highway Revenue	5.250%	1/1/27	110	118
	New Jersey Turnpike Authority Highway Revenue	5.000%	1/1/28	110	119
	New Jersey Turnpike Authority Highway Revenue	5.000%	1/1/29	215	216
	New Jersey Turnpike Authority Highway Revenue	5.000%	1/1/29	215	232
	New Jersey Turnpike Authority Highway Revenue	5.000%	1/1/29	60	65
	New Jersey Turnpike Authority Highway Revenue	5.000%	1/1/29	200	221
	New Jersey Turnpike Authority Highway Revenue	5.000%	1/1/30	60	65
	New Jersey Turnpike Authority Highway Revenue	5.000%	1/1/30	70	75
	New Jersey Turnpike Authority Highway Revenue	5.000%	1/1/30	200	223
	New Jersey Turnpike Authority Highway Revenue	5.000%	1/1/31	100	113
					20,702
New Mexico (0.5%)
	New Mexico Finance Authority Fuel Sales Tax Revenue	5.000%	6/15/24	95	96
	New Mexico Finance Authority Fuel Sales Tax Revenue	5.000%	6/15/26	160	168
	New Mexico Finance Authority Fuel Sales Tax Revenue	5.000%	6/15/26	30	32
	New Mexico Finance Authority Fuel Sales Tax Revenue	5.000%	6/15/27	180	193
	New Mexico Finance Authority Fuel Sales Tax Revenue	5.000%	6/15/28	50	55
	New Mexico Finance Authority Fuel Sales Tax Revenue	5.000%	6/15/28	220	241
	New Mexico Finance Authority Fuel Sales Tax Revenue	5.000%	6/15/29	240	262
	New Mexico Severance Tax Permanent Fund Severance Tax Revenue	5.000%	7/1/26	210	221
	New Mexico Severance Tax Permanent Fund Severance Tax Revenue	5.000%	7/1/27	285	307
	New Mexico Severance Tax Permanent Fund Severance Tax Revenue	5.000%	7/1/28	70	77
	New Mexico Severance Tax Permanent Fund Severance Tax Revenue	5.000%	7/1/29	205	229
33

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	New Mexico Severance Tax Permanent Fund Severance Tax Revenue	5.000%	7/1/30	10	11
	New Mexico Severance Tax Permanent Fund Severance Tax Revenue	5.000%	7/1/30	170	193
					2,085
New York (18.0%)
	Battery Park City Authority Miscellaneous Revenue	5.000%	11/1/24	100	102
	Battery Park City Authority Miscellaneous Revenue	5.000%	11/1/25	100	104
	Battery Park City Authority Miscellaneous Revenue	5.000%	11/1/26	100	107
	Battery Park City Authority Miscellaneous Revenue	5.000%	11/1/28	100	111
	Battery Park City Authority Miscellaneous Revenue	5.000%	11/1/30	200	230
	Hudson Yards Infrastructure Corp. Miscellaneous Revenue	5.000%	2/15/30	5	5
[2]	Long Island Power Authority Electric Power & Light Revenue	0.000%	6/1/25	60	57
[2]	Long Island Power Authority Electric Power & Light Revenue	0.000%	6/1/29	175	145
	Long Island Power Authority Electric Power & Light Revenue PUT	1.650%	9/1/24	50	49
	Long Island Power Authority Electric Power & Light Revenue PUT	1.500%	9/1/26	340	318
	Metropolitan Transportation Authority Fuel Sales Tax Revenue	5.250%	11/15/27	215	228
	Metropolitan Transportation Authority Fuel Sales Tax Revenue	5.250%	11/15/28	220	233
	Metropolitan Transportation Authority Fuel Sales Tax Revenue	5.250%	11/15/29	100	106
	Metropolitan Transportation Authority Miscellaneous Taxes Revenue	3.000%	11/15/28	135	134
	Metropolitan Transportation Authority Miscellaneous Taxes Revenue	0.000%	11/15/30	115	88
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/24	315	320
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/25	110	114
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/25	140	145
	Metropolitan Transportation Authority Transit Revenue	4.000%	11/15/26	350	358
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/26	85	89
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/26	420	442
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/26	405	426
	Metropolitan Transportation Authority Transit Revenue	0.000%	11/15/27	170	146
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/27	100	107
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/27	75	79
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/27	150	156
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/27	220	235
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/28	555	596
	Metropolitan Transportation Authority Transit Revenue	0.000%	11/15/29	415	326
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/29	670	719
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/38	75	75
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/38	920	921
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/38	205	205
	Metropolitan Transportation Authority Transit Revenue	4.750%	11/15/39	65	65
	Metropolitan Transportation Authority Transit Revenue	5.250%	11/15/39	535	536
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/42	65	65
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/43	100	100
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/43	875	876
	Metropolitan Transportation Authority Transit Revenue	5.000%	11/15/43	140	140
	Nassau County NY GO	5.000%	10/1/27	5	5
	New York City Health and Hospitals Corp. Health, Hospital, Nursing Home Revenue	5.000%	2/15/27	40	43
[2]	New York City Industrial Development Agency Miscellaneous Revenue (Yankee Stadium Project) PILOT	5.000%	3/1/29	55	60
	New York City Municipal Water Finance Authority Water Revenue	4.000%	6/15/24	125	126
	New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/25	150	150
	New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/25	375	387
	New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/25	130	134
	New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/26	410	417
34

Short-Term Tax-Exempt Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/27	100	104
New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/27	165	172
New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/27	45	46
New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/27	100	104
New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/27	320	345
New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/27	45	47
New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/28	20	21
New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/28	115	116
New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/28	275	293
New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/28	120	132
New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/28	115	122
New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/29	315	354
New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/29	210	227
New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/29	65	67
New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/30	225	257
New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/30	40	42
New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/30	100	110
New York City Municipal Water Finance Authority Water Revenue	5.000%	6/15/30	10	11
New York City Municipal Water Finance Authority Water Revenue VRDO	5.000%	6/15/29	90	101
New York City Municipal Water Finance Authority Water Revenue, Prere.	5.000%	6/15/25	70	72
New York City Municipal Water Finance Authority Water Revenue, Prere.	5.000%	6/15/25	165	170
New York City Municipal Water Finance Authority Water Revenue, Prere.	5.000%	6/15/25	20	21
New York City Transitional Finance Authority Building Aid Appropriations Revenue	5.000%	7/15/24	50	51
New York City Transitional Finance Authority Building Aid Appropriations Revenue	5.000%	7/15/25	55	57
New York City Transitional Finance Authority Building Aid Appropriations Revenue	5.000%	7/15/27	115	124
New York City Transitional Finance Authority Building Aid Appropriations Revenue	5.000%	7/15/27	100	108
New York City Transitional Finance Authority Building Aid Appropriations Revenue	5.000%	7/15/28	110	117
New York City Transitional Finance Authority Building Aid Appropriations Revenue	5.000%	7/15/28	300	330
New York City Transitional Finance Authority Building Aid Appropriations Revenue	5.000%	7/15/29	100	106
New York City Transitional Finance Authority Building Aid Appropriations Revenue	5.000%	7/15/30	300	309
New York City Transitional Finance Authority Building Aid Appropriations Revenue	5.000%	7/15/30	400	454
New York City Transitional Finance Authority Building Aid Appropriations Revenue	5.000%	7/15/30	125	142
New York City Transitional Finance Authority Building Aid Income Tax Revenue	5.000%	7/15/27	245	264
New York City Transitional Finance Authority Building Aid Income Tax Revenue	5.000%	7/15/30	65	67
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	8/1/24	95	96
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/24	450	458
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/24	505	514
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/24	105	107
35

Short-Term Tax-Exempt Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/24	50	51
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	8/1/25	255	263
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	8/1/25	50	52
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/25	10	10
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/25	105	109
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/25	160	166
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/25	75	78
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/25	100	104
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/26	25	26
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/26	100	106
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/26	370	393
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/26	90	96
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/26	170	181
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	8/1/27	5	5
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/27	560	609
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/27	235	255
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/27	55	60
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	8/1/28	120	132
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/28	145	161
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/28	100	111
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	2/1/29	165	171
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	2/1/29	140	145
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	5/1/29	115	120
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	8/1/29	65	68
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/29	105	118
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/29	45	51
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/29	270	304
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/29	285	321
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	2/1/30	255	269
36

Short-Term Tax-Exempt Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	4.000%	5/1/30	230	235
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	5/1/30	115	122
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	8/1/30	70	73
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	3.000%	11/1/30	85	82
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/30	500	530
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/30	110	126
New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.000%	11/1/30	125	143
New York City Transitional Finance Authority Income Tax Revenue	5.000%	11/1/24	1,000	1,017
New York GO	5.000%	3/15/30	100	114
New York NY GO	5.000%	8/1/24	145	147
New York NY GO	5.000%	8/1/24	295	299
New York NY GO	5.000%	8/1/24	675	684
New York NY GO	5.000%	8/1/24	500	506
New York NY GO	5.000%	8/1/24	250	253
New York NY GO	5.000%	8/1/25	165	171
New York NY GO	5.000%	8/1/25	200	205
New York NY GO	5.000%	8/1/25	170	176
New York NY GO	5.000%	8/1/25	40	41
New York NY GO	5.000%	8/1/25	205	212
New York NY GO	5.000%	8/1/25	315	326
New York NY GO	5.000%	8/1/25	60	62
New York NY GO	5.000%	8/1/25	20	21
New York NY GO	5.000%	8/1/25	625	646
New York NY GO	5.000%	8/1/25	100	103
New York NY GO	5.000%	8/1/25	30	31
New York NY GO	5.000%	8/1/26	10	10
New York NY GO	5.000%	8/1/26	110	116
New York NY GO	5.000%	8/1/26	445	470
New York NY GO	5.000%	8/1/26	160	169
New York NY GO	5.000%	8/1/26	100	106
New York NY GO	5.000%	8/1/26	40	42
New York NY GO	5.000%	8/1/26	95	100
New York NY GO	5.000%	8/1/26	200	211
New York NY GO	5.000%	8/1/26	85	90
New York NY GO	5.000%	8/1/26	105	111
New York NY GO	5.000%	8/1/26	100	106
New York NY GO	5.000%	8/1/26	100	106
New York NY GO	5.000%	3/1/27	85	85
New York NY GO	5.000%	3/1/27	45	48
New York NY GO	5.000%	8/1/27	20	21
New York NY GO	5.000%	8/1/27	140	148
New York NY GO	5.000%	8/1/27	300	324
New York NY GO	5.000%	8/1/27	25	27
New York NY GO	5.000%	8/1/27	160	173
New York NY GO	5.000%	8/1/27	295	318
New York NY GO	5.000%	8/1/27	635	685
New York NY GO	5.000%	8/1/28	150	155
New York NY GO	5.000%	8/1/28	50	53
New York NY GO	5.000%	8/1/28	395	420
37

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	New York NY GO	5.000%	8/1/28	155	167
	New York NY GO	5.000%	8/1/28	215	233
	New York NY GO	5.000%	8/1/28	180	198
	New York NY GO	5.000%	8/1/28	320	333
	New York NY GO	5.000%	8/1/28	120	132
	New York NY GO	5.000%	8/1/28	100	110
	New York NY GO	5.000%	8/1/29	155	162
	New York NY GO	5.000%	8/1/29	125	134
	New York NY GO	5.000%	8/1/29	160	173
	New York NY GO	5.000%	8/1/29	200	224
	New York NY GO	5.000%	8/1/29	135	151
	New York NY GO	5.000%	8/1/29	160	179
	New York NY GO	5.000%	8/1/29	35	39
	New York NY GO	5.000%	8/1/29	200	224
	New York NY GO	5.000%	8/1/29	145	162
	New York NY GO	5.000%	10/1/29	5	6
	New York NY GO	5.000%	12/1/29	250	264
	New York NY GO	5.000%	4/1/30	100	113
	New York NY GO	5.000%	8/1/30	5	5
	New York NY GO	5.000%	8/1/30	115	120
	New York NY GO	5.000%	8/1/30	285	324
	New York NY GO	5.000%	8/1/30	315	358
	New York NY GO	5.000%	8/1/30	100	114
	New York NY GO	5.000%	8/1/30	10	11
	New York NY GO	5.000%	8/1/30	90	102
	New York NY GO	5.000%	10/1/30	20	22
	New York NY GO	5.250%	10/1/30	35	38
[2]	New York Power Authority Electric Power & Light Revenue	5.000%	11/15/27	100	108
[2]	New York Power Authority Electric Power & Light Revenue	5.000%	11/15/28	100	110
	New York State Dormitory Authority College & University Revenue	5.000%	7/1/26	100	105
	New York State Dormitory Authority Income Tax Revenue	5.000%	3/15/26	50	52
	New York State Dormitory Authority Income Tax Revenue	5.000%	3/15/26	5	5
	New York State Dormitory Authority Income Tax Revenue	5.000%	3/15/28	185	203
	New York State Dormitory Authority Income Tax Revenue	5.000%	3/15/28	100	109
	New York State Dormitory Authority Income Tax Revenue	5.000%	3/15/28	615	673
	New York State Dormitory Authority Income Tax Revenue	5.000%	2/15/29	175	187
	New York State Dormitory Authority Income Tax Revenue	5.000%	2/15/29	600	601
	New York State Dormitory Authority Income Tax Revenue	5.000%	2/15/29	100	102
	New York State Dormitory Authority Income Tax Revenue	5.000%	3/15/29	170	173
	New York State Dormitory Authority Income Tax Revenue	5.000%	3/15/29	500	558
	New York State Dormitory Authority Income Tax Revenue	5.000%	3/15/29	350	390
	New York State Dormitory Authority Income Tax Revenue	5.000%	3/15/29	100	112
	New York State Dormitory Authority Income Tax Revenue	5.000%	2/15/30	240	254
	New York State Dormitory Authority Income Tax Revenue	5.000%	2/15/30	460	491
	New York State Dormitory Authority Income Tax Revenue	5.000%	3/15/30	175	178
	New York State Dormitory Authority Income Tax Revenue	5.000%	3/15/30	255	288
	New York State Dormitory Authority Income Tax Revenue	5.000%	3/15/30	5	6
	New York State Dormitory Authority Income Tax Revenue	5.000%	3/15/30	100	113
	New York State Dormitory Authority Income Tax Revenue	5.000%	3/15/30	105	116
	New York State Dormitory Authority Income Tax Revenue	5.000%	9/15/30	215	235
	New York State Dormitory Authority Income Tax Revenue	5.000%	3/15/26	100	105
	New York State Dormitory Authority Income Tax Revenue, ETM	5.000%	2/15/24	150	151
	New York State Dormitory Authority Income Tax Revenue, ETM	5.000%	3/15/24	360	362
	New York State Dormitory Authority Income Tax Revenue, ETM	5.000%	3/15/24	105	106
	New York State Dormitory Authority Income Tax Revenue, ETM	5.000%	3/15/24	80	80
38

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	New York State Dormitory Authority Income Tax Revenue, ETM	5.000%	2/15/25	285	292
	New York State Dormitory Authority Income Tax Revenue, ETM	5.000%	2/15/25	330	338
	New York State Dormitory Authority Income Tax Revenue, ETM	5.000%	2/15/25	160	164
	New York State Dormitory Authority Income Tax Revenue, ETM	5.000%	3/15/25	250	256
	New York State Dormitory Authority Income Tax Revenue, ETM	5.000%	3/15/25	50	51
	New York State Dormitory Authority Income Tax Revenue, ETM	5.000%	3/15/25	300	308
	New York State Dormitory Authority Income Tax Revenue, ETM	5.000%	2/15/26	75	78
	New York State Dormitory Authority Income Tax Revenue, ETM	5.000%	2/15/26	100	104
	New York State Dormitory Authority Income Tax Revenue, ETM	5.000%	2/15/26	80	84
	New York State Dormitory Authority Income Tax Revenue, ETM	5.000%	3/15/26	90	94
	New York State Dormitory Authority Income Tax Revenue, ETM	5.000%	2/15/27	165	176
	New York State Dormitory Authority Income Tax Revenue, ETM	5.000%	2/15/27	105	112
	New York State Dormitory Authority Income Tax Revenue, ETM	5.000%	3/15/27	5	5
	New York State Dormitory Authority Income Tax Revenue, ETM.	5.000%	3/15/28	15	16
	New York State Dormitory Authority Income Tax Revenue, Prere.	5.000%	2/15/25	100	102
	New York State Dormitory Authority Income Tax Revenue, Prere.	5.000%	3/15/25	500	513
	New York State Dormitory Authority Income Tax Revenue, Prere.	4.000%	9/15/25	500	510
	New York State Dormitory Authority Income Tax Revenue, Prere.	5.000%	8/15/26	300	317
	New York State Dormitory Authority Income Tax Revenue, Prere.	5.000%	8/15/26	130	137
	New York State Dormitory Authority Income Tax Revenue, Prere.	5.000%	2/15/27	245	262
	New York State Dormitory Authority Income Tax Revenue, Prere.	5.000%	8/15/27	140	151
	New York State Dormitory Authority Intergovernmental Agreement Revenue	5.000%	10/1/24	160	162
	New York State Dormitory Authority Intergovernmental Agreement Revenue	5.000%	10/1/25	145	150
	New York State Dormitory Authority Intergovernmental Agreement Revenue	5.000%	10/1/29	200	213
	New York State Dormitory Authority Intergovernmental Agreement Revenue	5.000%	10/1/30	200	213
	New York State Dormitory Authority Intergovernmental Agreement Revenue (School District Bond Financing Program)	5.000%	10/1/24	100	101
[2]	New York State Dormitory Authority Intergovernmental Agreement Revenue (School District Revenue Bond Financing Program)	5.000%	10/1/24	100	102
	New York State Dormitory Authority Intergovernmental Agreement Revenue (School District Revenue Bond Financing Program)	5.000%	10/1/28	160	169
[2]	New York State Dormitory Authority Intergovernmental Agreement Revenue (School District Revenue Bond Financing Program)	5.000%	10/1/28	100	110
[2]	New York State Dormitory Authority Intergovernmental Agreement Revenue (School District Revenue Bond Financing Program)	5.000%	10/1/29	200	223
	New York State Dormitory Authority Intergovernmental Agreement Revenue (School District Revenue Bond Financing Program)	5.000%	10/1/30	70	74
[2]	New York State Dormitory Authority Intergovernmental Agreement Revenue (School District Revenue Bond Financing Program)	5.000%	10/1/30	100	113
[2]	New York State Dormitory Authority Intergovernmental Agreement Revenue (Unrefunded School Districts Finance Program)	5.000%	10/1/30	45	49
	New York State Dormitory Authority Lease (Appropriation) Revenue	5.000%	1/15/26	100	104
	New York State Dormitory Authority Lease (Appropriation) Revenue	5.000%	1/15/27	55	59
	New York State Dormitory Authority Lease (Appropriation) Revenue	5.000%	3/15/29	165	184
	New York State Dormitory Authority Lease (Appropriation) Revenue	5.000%	3/15/30	590	667
	New York State Dormitory Authority Lease (Appropriation) Revenue	5.000%	3/15/30	525	591
	New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/29	95	98
	New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/29	125	131
	New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/29	65	65
	New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/29	50	55
	New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/30	470	472
	New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/30	355	365
	New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/30	150	157
39

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/30	375	399
	New York State Dormitory Authority Sales Tax Revenue	5.000%	3/15/30	235	254
	New York State Dormitory Authority Sales Tax Revenue, ETM	5.000%	3/15/24	25	25
	New York State Dormitory Authority Sales Tax Revenue, ETM	5.000%	3/15/24	100	101
	New York State Dormitory Authority Sales Tax Revenue, ETM	5.000%	3/15/24	65	65
	New York State Dormitory Authority Sales Tax Revenue, ETM	5.000%	3/15/25	50	51
	New York State Dormitory Authority Sales Tax Revenue, ETM	5.000%	3/15/25	50	51
	New York State Dormitory Authority Sales Tax Revenue, ETM	5.000%	3/15/25	155	159
	New York State Dormitory Authority Sales Tax Revenue, ETM	5.000%	3/15/26	50	52
	New York State Dormitory Authority Sales Tax Revenue, ETM	5.000%	3/15/26	185	194
	New York State Dormitory Authority Sales Tax Revenue, ETM	5.000%	3/15/26	55	58
	New York State Dormitory Authority Sales Tax Revenue, ETM	5.000%	3/15/27	105	113
	New York State Dormitory Authority Sales Tax Revenue, Prere.	5.000%	3/15/24	285	287
	New York State Dormitory Authority Sales Tax Revenue, Prere.	5.000%	3/15/25	10	10
	New York State Dormitory Authority Sales Tax Revenue, Prere.	5.000%	3/15/25	435	446
	New York State Dormitory Authority Sales Tax Revenue, Prere.	5.000%	9/15/25	20	21
	New York State Dormitory Authority Sales Tax Revenue, Prere.	5.000%	9/15/26	195	207
	New York State Environmental Facilities Corp. Water Revenue	5.000%	6/15/30	15	17
	New York State Thruway Authority Highway Revenue	5.000%	1/1/29	590	647
	New York State Thruway Authority Highway Revenue	5.000%	1/1/30	130	132
	New York State Thruway Authority Highway Revenue	5.000%	1/1/30	5	6
	New York State Thruway Authority Highway Revenue	5.000%	1/1/30	60	65
	New York State Thruway Authority Income Tax Revenue	5.000%	3/15/29	75	83
	New York State Thruway Authority Income Tax Revenue	5.000%	3/15/30	165	187
	New York State Thruway Authority Lease (Appropriation) Revenue	5.000%	3/15/25	110	113
	New York State Thruway Authority Lease (Appropriation) Revenue	5.000%	3/15/26	105	110
	New York State Urban Development Corp. Income Tax Revenue	5.000%	3/15/24	390	392
	New York State Urban Development Corp. Income Tax Revenue	5.000%	3/15/24	220	221
[5]	New York State Urban Development Corp. Income Tax Revenue	5.500%	3/15/24	50	50
	New York State Urban Development Corp. Income Tax Revenue	5.000%	3/15/25	225	231
	New York State Urban Development Corp. Income Tax Revenue	5.000%	3/15/26	200	210
	New York State Urban Development Corp. Income Tax Revenue	5.000%	3/15/26	105	110
	New York State Urban Development Corp. Income Tax Revenue	5.000%	3/15/26	225	236
	New York State Urban Development Corp. Income Tax Revenue	5.000%	3/15/26	205	215
	New York State Urban Development Corp. Income Tax Revenue	5.000%	9/15/27	205	222
	New York State Urban Development Corp. Income Tax Revenue	5.000%	3/15/28	105	108
	New York State Urban Development Corp. Income Tax Revenue	5.000%	3/15/29	100	100
	New York State Urban Development Corp. Income Tax Revenue	5.000%	3/15/29	105	105
	New York State Urban Development Corp. Income Tax Revenue	5.000%	3/15/29	240	267
	New York State Urban Development Corp. Income Tax Revenue	5.000%	3/15/29	5	5
	New York State Urban Development Corp. Income Tax Revenue	5.000%	9/15/29	50	56
	New York State Urban Development Corp. Income Tax Revenue	5.000%	3/15/30	100	100
	New York State Urban Development Corp. Income Tax Revenue	5.000%	3/15/30	20	20
	New York State Urban Development Corp. Income Tax Revenue	5.000%	3/15/30	100	113
	New York State Urban Development Corp. Income Tax Revenue	5.000%	3/15/30	205	218
	New York State Urban Development Corp. Income Tax Revenue	5.000%	3/15/30	100	113
	New York State Urban Development Corp. Income Tax Revenue, ETM	5.000%	3/15/25	485	498
	New York State Urban Development Corp. Income Tax Revenue, ETM	5.000%	3/15/26	30	31
	New York State Urban Development Corp. Income Tax Revenue, ETM	5.000%	9/15/27	210	227
	New York State Urban Development Corp. Income Tax Revenue, Prere.	5.000%	3/15/24	45	45
	New York State Urban Development Corp. Income Tax Revenue, Prere.	5.000%	3/15/24	55	55
40

Short-Term Tax-Exempt Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
New York State Urban Development Corp. Income Tax Revenue, Prere.	5.000%	3/15/26	460	481
New York State Urban Development Corp. Income Tax Revenue, Prere.	5.000%	3/15/27	25	27
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.000%	12/1/25	50	50
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.000%	12/1/25	100	104
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.000%	5/1/26	70	72
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.000%	10/15/26	65	67
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.000%	12/1/26	180	191
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.000%	9/1/27	260	263
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.000%	10/15/27	80	83
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.375%	3/1/28	85	90
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.000%	10/15/28	90	93
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.000%	12/1/28	100	110
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.000%	10/15/29	75	77
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.000%	5/1/30	20	20
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.000%	7/15/30	150	163
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.000%	12/1/30	100	113
Port Authority of New York & New Jersey Port, Airport & Marina Revenue, Prere.	5.000%	12/1/26	165	165
Sales Tax Asset Receivable Corp. Sales Tax Revenue, Prere.	4.000%	10/15/24	30	30
Sales Tax Asset Receivable Corp. Sales Tax Revenue, Prere.	5.000%	10/15/24	570	579
Sales Tax Asset Receivable Corp. Sales Tax Revenue, Prere.	5.000%	10/15/24	250	254
Sales Tax Asset Receivable Corp. Sales Tax Revenue, Prere.	5.000%	10/15/24	290	295
Sales Tax Asset Receivable Corp. Sales Tax Revenue, Prere.	5.000%	10/15/24	10	10
Triborough Bridge & Tunnel Authority Highway Revenue	5.000%	11/15/24	175	178
Triborough Bridge & Tunnel Authority Highway Revenue	5.000%	11/15/24	300	306
Triborough Bridge & Tunnel Authority Highway Revenue	5.000%	11/15/25	100	104
Triborough Bridge & Tunnel Authority Highway Revenue	5.000%	11/15/26	90	96
Triborough Bridge & Tunnel Authority Highway Revenue	5.000%	11/15/26	250	266
Triborough Bridge & Tunnel Authority Highway Revenue	5.000%	11/15/27	230	250
Triborough Bridge & Tunnel Authority Highway Revenue	5.000%	11/15/27	210	224
Triborough Bridge & Tunnel Authority Highway Revenue	5.000%	11/15/28	75	83
Triborough Bridge & Tunnel Authority Highway Revenue	5.000%	11/15/28	205	227
Triborough Bridge & Tunnel Authority Highway Revenue	5.000%	11/15/28	200	222
Triborough Bridge & Tunnel Authority Highway Revenue	5.000%	11/15/29	75	80
Triborough Bridge & Tunnel Authority Highway Revenue	5.000%	11/15/29	50	56
Triborough Bridge & Tunnel Authority Highway Revenue	5.000%	11/15/30	5	6
Triborough Bridge & Tunnel Authority Miscellaneous Taxes Revenue	4.000%	5/15/26	170	175
Triborough Bridge & Tunnel Authority Miscellaneous Taxes Revenue	5.000%	5/15/26	55	58
Triborough Bridge & Tunnel Authority Miscellaneous Taxes Revenue	5.000%	11/15/27	535	577
Triborough Bridge & Tunnel Authority Miscellaneous Taxes Revenue	5.000%	11/15/27	370	399
Triborough Bridge & Tunnel Authority Miscellaneous Taxes Revenue	5.000%	11/15/28	75	83
41

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Triborough Bridge & Tunnel Authority Miscellaneous Taxes Revenue	5.000%	11/15/28	440	483
	Triborough Bridge & Tunnel Authority Miscellaneous Taxes Revenue	5.000%	5/15/29	175	196
	Triborough Bridge & Tunnel Authority Miscellaneous Taxes Revenue	5.000%	11/15/29	125	141
	Triborough Bridge & Tunnel Authority Miscellaneous Taxes Revenue	5.000%	11/15/30	400	456
	Triborough Bridge & Tunnel Authority Miscellaneous Taxes Revenue	5.000%	5/15/30	240	273
	Triborough Bridge & Tunnel Authority Miscellaneous Taxes Revenue PUT	2.000%	5/15/24	475	470
	Triborough Bridge & Tunnel Authority Miscellaneous Taxes Revenue PUT	5.000%	5/15/26	50	52
	Utility Debt Securitization Authority Electric Power & Light Revenue	5.000%	6/15/26	110	111
	Utility Debt Securitization Authority Electric Power & Light Revenue	5.000%	12/15/26	375	383
	Utility Debt Securitization Authority Electric Power & Light Revenue	5.000%	6/15/27	400	413
	Utility Debt Securitization Authority Electric Power & Light Revenue	5.000%	6/15/27	130	134
	Utility Debt Securitization Authority Electric Power & Light Revenue	5.000%	12/15/27	210	219
	Utility Debt Securitization Authority Electric Power & Light Revenue	5.000%	12/15/27	85	89
	Utility Debt Securitization Authority Electric Power & Light Revenue	5.000%	6/15/28	105	110
	Utility Debt Securitization Authority Electric Power & Light Revenue	5.000%	12/15/28	50	53
	Utility Debt Securitization Authority Electric Power & Light Revenue	5.000%	6/15/29	100	106
[4]	Utility Debt Securitization Authority Electric Power & Light Revenue	5.000%	6/15/29	100	107
	Utility Debt Securitization Authority Electric Power & Light Revenue	5.000%	12/15/29	345	345
	Utility Debt Securitization Authority Electric Power & Light Revenue	5.000%	12/15/29	495	531
[4]	Utility Debt Securitization Authority Electric Power & Light Revenue	5.000%	12/15/29	100	108
	Utility Debt Securitization Authority Electric Power & Light Revenue	5.000%	6/15/30	150	165
[4]	Utility Debt Securitization Authority Electric Power & Light Revenue	5.000%	6/15/30	100	110
[4]	Utility Debt Securitization Authority Electric Power & Light Revenue	5.000%	12/15/30	100	111
					70,234
North Carolina (1.3%)
	North Carolina Appropriations Revenue	5.000%	5/1/24	120	121
	North Carolina Appropriations Revenue	5.000%	5/1/24	100	101
	North Carolina Appropriations Revenue	5.000%	5/1/25	125	129
	North Carolina Appropriations Revenue	5.000%	6/1/25	95	98
	North Carolina Appropriations Revenue	5.000%	5/1/27	430	462
	North Carolina Appropriations Revenue	5.000%	5/1/28	195	209
	North Carolina Appropriations Revenue	5.000%	5/1/29	250	268
	North Carolina Appropriations Revenue	5.000%	5/1/30	195	208
	North Carolina Appropriations Revenue (Build NC Programs)	5.000%	5/1/25	175	180
	North Carolina Appropriations Revenue (Build NC Programs)	5.000%	5/1/26	5	5
	North Carolina Appropriations Revenue (Build NC Programs)	5.000%	5/1/28	115	126
	North Carolina Appropriations Revenue (Build NC Programs)	5.000%	5/1/29	115	128
	North Carolina Capital Facilities Finance Agency College & University Revenue, Prere.	5.000%	10/1/25	70	73
	North Carolina Capital Facilities Finance Agency College & University Revenue, Prere.	5.000%	10/1/25	640	664
	North Carolina GO	5.000%	6/1/25	395	407
	North Carolina GO	5.000%	6/1/26	120	126
	North Carolina GO	5.000%	6/1/27	45	48
	North Carolina GO	5.000%	6/1/28	160	169
	North Carolina GO	5.000%	6/1/29	35	39
	North Carolina GO	5.000%	6/1/30	25	28
	North Carolina Government Fund/Grant Revenue	5.000%	3/1/25	50	51
	North Carolina Government Fund/Grant Revenue	5.000%	3/1/25	355	363
	North Carolina Government Fund/Grant Revenue	5.000%	3/1/26	10	10
	North Carolina Government Fund/Grant Revenue	5.000%	3/1/26	100	104
	North Carolina Government Fund/Grant Revenue	5.000%	3/1/27	180	192
	North Carolina Government Fund/Grant Revenue	5.000%	3/1/28	175	179
42

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	North Carolina Municipal Power Agency No. 1 Electric Power & Light Revenue	5.000%	1/1/25	140	143
	North Carolina Municipal Power Agency No. 1 Electric Power & Light Revenue	5.000%	1/1/27	255	264
					4,895
Ohio (2.1%)
	American Municipal Power Inc. Electric Power & Light Revenue	5.000%	2/15/24	135	135
	American Municipal Power Inc. Electric Power & Light Revenue	5.000%	2/15/25	175	179
	American Municipal Power Inc. Electric Power & Light Revenue	5.000%	2/15/27	125	125
[5]	Cincinnati City School District GO	5.250%	12/1/29	220	248
	Columbus OH GO	5.000%	7/1/25	200	206
	Columbus OH GO	5.000%	7/1/26	340	359
	Columbus OH GO	5.000%	4/1/29	85	92
	Columbus OH Sewer Revenue, Prere.	5.000%	12/1/24	295	300
	Columbus OH Sewerage Sewer Revenue	5.000%	6/1/29	200	210
	Columbus OH Sewerage Sewer Revenue	5.000%	6/1/30	15	16
	Franklin County Convention Facilities Authority Lease (Appropriation) Revenue, Prere.	5.000%	12/1/24	265	269
	Greater Cleveland Regional Transit Authority Sales Tax Revenue, Prere.	5.000%	6/1/29	45	50
	Greater Cleveland Regional Transit Authority Sales Tax Revenue, Prere.	5.000%	6/1/29	20	22
	Hamilton County OH Sewer System Sewer Revenue, Prere.	5.000%	12/1/23	50	50
	Northeast Ohio Regional Sewer District Sewer Revenue, Prere.	4.000%	11/15/24	45	45
	Northeast Ohio Regional Sewer District Sewer Revenue, Prere.	4.000%	11/15/24	130	131
	Northeast Ohio Regional Sewer District Sewer Revenue, Prere.	5.000%	11/15/24	30	31
	Northeast Ohio Regional Sewer District Sewer Revenue, Prere.	5.000%	11/15/24	30	31
	Northeast Ohio Regional Sewer District Sewer Revenue, Prere.	5.000%	11/15/24	545	554
	Ohio GO	5.000%	12/15/23	125	125
	Ohio GO	5.000%	8/1/24	245	248
	Ohio GO	5.000%	9/15/24	110	112
	Ohio GO	5.000%	12/15/24	80	82
	Ohio GO	5.000%	8/1/25	140	145
	Ohio GO	5.000%	8/1/25	125	129
	Ohio GO	5.000%	9/15/25	185	192
	Ohio GO	5.000%	8/1/26	50	53
	Ohio GO	5.000%	9/15/26	150	159
	Ohio GO	5.000%	8/1/27	180	194
	Ohio GO	5.000%	8/1/28	215	237
	Ohio GO	5.000%	9/15/29	60	67
	Ohio Government Fund/Grant Revenue	5.000%	12/15/23	150	150
	Ohio Government Fund/Grant Revenue	5.000%	12/15/24	75	76
	Ohio Government Fund/Grant Revenue	5.000%	12/15/27	125	135
	Ohio Government Fund/Grant Revenue	5.000%	12/15/28	75	79
	Ohio Government Fund/Grant Revenue	5.000%	12/15/29	180	188
	Ohio State University College & University Revenue	5.000%	12/1/29	260	292
	Ohio Turnpike & Infrastructure Commission Highway Revenue	5.000%	2/15/29	50	54
	Ohio Turnpike & Infrastructure Commission Highway Revenue	5.000%	2/15/30	10	11
	Ohio Water Development Authority Lease Revenue	5.000%	6/1/28	330	360
	Ohio Water Development Authority Water Pollution Control Loan Fund Water Revenue	5.000%	12/1/23	115	115
	Ohio Water Development Authority Water Pollution Control Loan Fund Water Revenue	5.000%	6/1/24	115	116
	Ohio Water Development Authority Water Pollution Control Loan Fund Water Revenue	5.000%	12/1/24	50	51
43

Short-Term Tax-Exempt Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Ohio Water Development Authority Water Pollution Control Loan Fund Water Revenue	5.000%	6/1/26	15	16
Ohio Water Development Authority Water Pollution Control Loan Fund Water Revenue	5.000%	6/1/27	135	145
Ohio Water Development Authority Water Revenue	5.000%	6/1/28	115	126
Ohio Water Development Authority Water Revenue	5.000%	6/1/29	625	696
Ohio Water Development Authority Water Revenue	5.000%	12/1/29	405	454
Upper Arlington City School District GO, Prere.	5.000%	12/1/27	100	109
Willoughby-Eastlake City School District GO, Prere.	5.000%	12/1/25	50	52
				8,021
Oklahoma (0.5%)
Canadian County Educational Facilities Authority Lease (Appropriation) Revenue (Mustang Public School Project)	3.000%	9/1/29	170	163
Cleveland County Educational Facilities Authority Lease (Appropriation) Revenue (Moore Public Schools Project)	4.000%	6/1/27	330	341
Cleveland County Educational Facilities Authority Lease (Appropriation) Revenue (Norman Public Schools Project)	5.000%	6/1/24	235	237
Grand River Dam Authority Electric Power & Light Revenue	5.000%	6/1/24	230	232
Grand River Dam Authority Electric Power & Light Revenue	5.000%	6/1/25	160	164
Grand River Dam Authority Electric Power & Light Revenue	5.000%	6/1/28	175	185
Grand River Dam Authority Electric Power & Light Revenue	5.000%	6/1/30	50	52
Oklahoma City & County Independent School District No. 89 GO	3.000%	7/1/25	295	293
Oklahoma City & County Independent School District No. 89 GO	3.000%	7/1/27	15	15
Oklahoma Turnpike Authority Highway Revenue	5.000%	1/1/25	225	230
Oklahoma Turnpike Authority Highway Revenue	5.000%	1/1/26	115	120
Oklahoma Turnpike Authority Highway Revenue	5.000%	1/1/27	5	5
Oklahoma Turnpike Authority Highway Revenue	5.000%	1/1/30	100	111
				2,148
Oregon (0.7%)
Multnomah County OR GO	5.000%	6/15/27	185	199
Multnomah County OR GO	5.000%	6/15/29	55	61
Multnomah County OR School District No. 1 Portland GO	5.000%	6/15/24	140	141
Multnomah County OR School District No. 1 Portland GO	5.000%	6/15/25	90	93
Oregon Department of Transportation Fuel Sales Tax Revenue	5.000%	11/15/25	70	73
Oregon Department of Transportation Fuel Sales Tax Revenue, Prere.	5.000%	11/15/24	150	153
Oregon Department of Transportation Fuel Sales Tax Revenue, Prere.	5.000%	11/15/24	285	290
Oregon Department of Transportation Fuel Sales Tax Revenue, Prere.	5.000%	11/15/24	90	92
Oregon GO (Article XI-Q State Projects)	5.000%	5/1/25	110	113
Oregon Health & Science University Health, Hospital, Nursing Home Revenue PUT	5.000%	2/1/30	100	109
Oregon State Lottery Revenue	5.000%	4/1/26	165	169
Oregon State Lottery Revenue	5.000%	4/1/27	10	10
Oregon State Lottery Revenue	5.000%	4/1/28	95	98
Oregon State Lottery Revenue	5.000%	4/1/29	140	144
Tri-County Metropolitan Transportation District of Oregon Miscellaneous Taxes Revenue, Prere.	5.000%	9/1/27	345	373
Tri-County Metropolitan Transportation District of Oregon Miscellaneous Taxes Revenue, Prere.	5.000%	9/1/27	305	330
Washington & Multnomah Counties School District No. 48J Beaverton GO, Prere.	5.000%	6/15/24	65	66
Washington & Multnomah Counties School District No. 48J Beaverton GO, Prere.	5.000%	6/15/24	115	116
44

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Washington County OR GO, Prere.	3.000%	7/1/29	20	20
					2,650
Pennsylvania (3.6%)
	Allegheny County PA GO	5.000%	11/1/28	25	26
	Commonwealth of Pennsylvania GO	5.000%	1/1/24	270	270
	Commonwealth of Pennsylvania GO	5.000%	7/1/24	60	61
	Commonwealth of Pennsylvania GO	5.000%	8/15/24	315	319
	Commonwealth of Pennsylvania GO	5.000%	9/15/24	225	228
	Commonwealth of Pennsylvania GO	5.000%	9/15/24	180	183
	Commonwealth of Pennsylvania GO	5.000%	10/1/24	100	102
	Commonwealth of Pennsylvania GO	5.000%	1/1/25	285	291
	Commonwealth of Pennsylvania GO	5.000%	1/15/25	140	143
	Commonwealth of Pennsylvania GO	5.000%	3/15/25	150	154
	Commonwealth of Pennsylvania GO	5.000%	7/15/25	265	274
	Commonwealth of Pennsylvania GO	5.000%	8/15/25	125	129
	Commonwealth of Pennsylvania GO	5.000%	9/15/25	150	155
	Commonwealth of Pennsylvania GO	5.000%	9/15/25	185	192
	Commonwealth of Pennsylvania GO	5.000%	10/1/25	315	327
	Commonwealth of Pennsylvania GO	5.000%	1/1/26	330	344
	Commonwealth of Pennsylvania GO	5.000%	3/1/26	20	21
	Commonwealth of Pennsylvania GO	5.000%	3/15/26	50	51
	Commonwealth of Pennsylvania GO	5.000%	7/15/26	120	127
	Commonwealth of Pennsylvania GO	5.000%	9/15/26	350	371
	Commonwealth of Pennsylvania GO	5.000%	9/15/26	5	5
	Commonwealth of Pennsylvania GO	5.000%	10/1/26	125	133
	Commonwealth of Pennsylvania GO	5.000%	1/1/27	165	176
	Commonwealth of Pennsylvania GO	5.000%	1/15/27	140	149
	Commonwealth of Pennsylvania GO	5.000%	3/15/27	10	10
	Commonwealth of Pennsylvania GO	3.000%	4/1/27	305	304
	Commonwealth of Pennsylvania GO	5.000%	7/15/27	215	232
	Commonwealth of Pennsylvania GO	5.000%	9/15/27	60	63
	Commonwealth of Pennsylvania GO	5.000%	1/1/28	80	85
	Commonwealth of Pennsylvania GO	5.000%	1/15/28	175	186
	Commonwealth of Pennsylvania GO	5.000%	3/1/28	125	136
	Commonwealth of Pennsylvania GO	5.000%	3/15/28	170	174
	Commonwealth of Pennsylvania GO	3.000%	6/15/28	80	80
	Commonwealth of Pennsylvania GO	5.000%	7/15/28	285	313
	Commonwealth of Pennsylvania GO	5.000%	9/15/28	295	311
	Commonwealth of Pennsylvania GO	4.000%	1/1/29	100	102
	Commonwealth of Pennsylvania GO	5.000%	3/15/29	70	71
	Commonwealth of Pennsylvania GO	4.000%	4/1/29	150	150
	Commonwealth of Pennsylvania GO	5.000%	7/15/29	440	491
[2]	Commonwealth of Pennsylvania GO	4.000%	8/15/29	150	151
	Commonwealth of Pennsylvania GO	4.000%	1/1/30	150	153
	Commonwealth of Pennsylvania GO	3.000%	3/15/30	300	292
	Commonwealth of Pennsylvania GO	5.000%	10/1/30	215	244
	Delaware River Port Authority Highway Revenue	5.000%	1/1/24	305	305
	Delaware River Port Authority Highway Revenue	5.000%	1/1/25	10	10
	Delaware River Port Authority Highway Revenue	5.000%	1/1/26	200	208
	Delaware River Port Authority Highway Revenue, Prere.	5.000%	1/1/24	130	130
	Delaware Valley Regional Finance Authority Lease Revenue	5.000%	11/1/24	200	203
[1]	Delaware Valley Regional Finance Authority Lease Revenue	5.500%	8/1/28	765	840
	Lehigh County Authority Water Revenue, Prere.	5.125%	12/1/23	90	90
	Pennsylvania Turnpike Commission Highway Revenue	5.000%	12/1/23	100	100
	Pennsylvania Turnpike Commission Highway Revenue	5.000%	6/1/24	115	116
45

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Pennsylvania Turnpike Commission Highway Revenue	5.000%	6/1/24	150	151
	Pennsylvania Turnpike Commission Highway Revenue	5.000%	12/1/24	170	173
	Pennsylvania Turnpike Commission Highway Revenue	5.000%	12/1/25	435	446
	Pennsylvania Turnpike Commission Highway Revenue	5.000%	6/1/26	210	217
	Pennsylvania Turnpike Commission Highway Revenue	5.000%	12/1/26	75	80
	Pennsylvania Turnpike Commission Highway Revenue	5.000%	12/1/26	110	113
	Philadelphia PA GO	5.000%	8/1/25	145	149
	Philadelphia PA GO, Prere.	5.000%	1/15/24	10	10
[2]	Philadelphia PA Water & Wastewater Water Revenue	5.000%	9/1/28	250	274
	Philadelphia PA Water & Wastewater Water Revenue, Prere.	5.000%	7/1/24	390	394
	Philadelphia PA Water & Wastewater Water Revenue, Prere.	5.000%	7/1/24	120	121
	Philadelphia School District GO	5.000%	9/1/24	205	207
[2]	Pittsburgh Water & Sewer Authority Water Revenue	5.000%	9/1/26	215	227
[5]	Pittsburgh Water & Sewer Authority Water Revenue	0.000%	9/1/28	50	42
[7]	School District of Philadelphia GO	5.000%	9/1/27	175	184
[2]	State Public School Building Authority Lease (Appropriation) Revenue (Philadelphia School District Project)	5.500%	6/1/28	205	227
[2]	State Public School Building Authority Lease (Non-Terminable) Revenue	5.000%	6/1/29	310	342
	University of Pittsburgh-of the Commonwealth System of Higher Education College & University Revenue	4.000%	4/15/26	390	399
	University of Pittsburgh-of the Commonwealth System of Higher Education College & University Revenue	5.000%	2/15/29	300	332
	West View Municipal Authority Water Revenue, Prere.	4.000%	11/15/24	145	146
					14,015
Rhode Island (0.2%)
	Rhode Island Commerce Corp. Government Fund/Grant Revenue	5.000%	6/15/25	270	277
	Rhode Island Commerce Corp. Government Fund/Grant Revenue	5.000%	6/15/26	270	282
	Rhode Island Commerce Corp. Government Fund/Grant Revenue	5.000%	6/15/29	40	42
	Rhode Island Health and Educational Building Corp. College & University Revenue	5.000%	9/1/29	200	215
					816
South Carolina (0.7%)
	Charleston Educational Excellence Finance Corp. Intergovernmental Agreement Revenue	5.000%	12/1/24	130	130
	Charleston Educational Excellence Finance Corp. Intergovernmental Agreement Revenue	5.000%	12/1/25	215	215
	Charleston Educational Excellence Finance Corp. Intergovernmental Agreement Revenue (Charleston County School District, South Carolina Project)	5.000%	12/1/24	100	102
	Charleston Educational Excellence Finance Corp. Intergovernmental Agreement Revenue (Charleston County School District, South Carolina Project)	5.000%	12/1/26	120	127
	Charleston Educational Excellence Finance Corp. Intergovernmental Agreement Revenue (Charleston County School District, South Carolina Project)	5.000%	12/1/28	365	403
	Charleston Educational Excellence Finance Corp. Intergovernmental Agreement Revenue, Prere.	5.000%	12/1/23	150	150
	Columbia SC Waterworks & Sewer System Water Revenue, Prere.	5.000%	2/1/29	5	6
	Greenville County School District Lease (Appropriation) Revenue (SC Project)	5.000%	12/1/24	60	61
	Greenville County School District Lease (Appropriation) Revenue (SC Project)	5.000%	12/1/25	50	52
	Greenville County School District Lease (Appropriation) Revenue (SC Project)	5.000%	12/1/26	50	53
	Greenville County School District Lease (Appropriation) Revenue (SC Project)	5.000%	12/1/27	50	54
46

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	South Carolina Public Service Authority Miscellaneous Revenue	5.000%	12/1/25	145	147
	South Carolina Public Service Authority Miscellaneous Revenue, ETM	5.000%	12/1/23	300	300
	South Carolina Public Service Authority Nuclear Revenue, Prere.	5.750%	12/1/23	135	135
	South Carolina Transportation Infrastructure Bank Miscellaneous Revenue	5.000%	10/1/24	85	86
	South Carolina Transportation Infrastructure Bank Miscellaneous Revenue	5.000%	10/1/26	415	439
	South Carolina Transportation Infrastructure Bank Miscellaneous Revenue	5.000%	10/1/28	205	225
					2,685
Tennessee (0.4%)
	Memphis TN GO	5.000%	4/1/26	30	31
	Metropolitan Government of Nashville & Davidson County TN GO	5.000%	7/1/24	75	76
	Metropolitan Government of Nashville & Davidson County TN GO	5.000%	1/1/25	90	92
	Metropolitan Government of Nashville & Davidson County TN GO	5.000%	7/1/26	115	121
	Metropolitan Government of Nashville & Davidson County TN GO	5.000%	1/1/27	225	236
	Metropolitan Government of Nashville & Davidson County TN GO	4.000%	7/1/28	75	79
	Metropolitan Government of Nashville & Davidson County TN GO	4.000%	7/1/28	225	232
	Metropolitan Government of Nashville & Davidson County TN GO	2.500%	1/1/29	150	142
	Metropolitan Government of Nashville & Davidson County TN GO	5.000%	1/1/29	30	33
	Metropolitan Government of Nashville & Davidson County TN GO	5.000%	7/1/29	65	71
	Metropolitan Government of Nashville & Davidson County TN GO	5.000%	1/1/30	10	11
	Metropolitan Government of Nashville & Davidson County TN GO	4.000%	7/1/30	105	108
	Metropolitan Government of Nashville & Davidson County TN GO	5.000%	7/1/30	15	16
	Tennessee State School Bond Authority College & University Revenue (Higher Educational Facilities 2nd Program), Prere.	5.000%	11/1/25	230	239
	Tennessee State School Bond Authority College & University Revenue (Higher Educational Facilities 2nd Program), Prere.	5.000%	11/1/25	90	94
					1,581
Texas (8.7%)
	Abilene TX GO, Prere.	3.000%	2/15/24	50	50
	Alamo Community College District GO	5.000%	2/15/24	75	75
	Alamo Community College District GO	5.000%	2/15/25	170	174
	Alamo Community College District GO	5.000%	2/15/26	100	105
	Alamo Community College District GO	5.000%	2/15/28	50	55
	Alamo Community College District GO	5.000%	2/15/29	150	166
	Austin Independent School District GO	5.000%	8/1/24	180	182
	Austin Independent School District GO	5.000%	8/1/25	160	165
	Austin TX GO	2.950%	9/1/27	15	15
[5]	Austin TX Multiple Utility Revenue	5.250%	5/15/25	155	157
	Austin TX Water & Wastewater System Water Revenue	5.000%	11/15/28	115	127
	Bexar County TX GO, Prere.	5.000%	6/15/24	80	81
	Bexar County TX GO, Prere.	5.000%	6/15/26	770	808
	Board of Regents of the University of Texas System College & University Revenue	5.000%	8/15/24	70	71
	Board of Regents of the University of Texas System College & University Revenue	5.000%	8/15/24	140	142
	Board of Regents of the University of Texas System College & University Revenue	5.000%	8/15/24	95	96
	Board of Regents of the University of Texas System College & University Revenue	5.000%	8/15/25	125	129
	Board of Regents of the University of Texas System College & University Revenue	5.000%	8/15/25	195	202
	Board of Regents of the University of Texas System College & University Revenue	5.000%	8/15/26	135	143
47

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Board of Regents of the University of Texas System College & University Revenue	5.000%	8/15/26	95	100
	Board of Regents of the University of Texas System College & University Revenue	5.000%	8/15/29	100	112
	Central Texas Regional Mobility Authority Highway Revenue, Prere.	5.000%	7/1/25	50	52
[9]	Clear Creek Independent School District GO	5.000%	2/15/30	250	255
	Collin County TX GO	5.000%	2/15/24	100	100
[9]	Conroe Independent School District GO	5.000%	2/15/29	180	200
[9]	Cypress-Fairbanks Independent School District GO	5.000%	2/15/25	20	20
[9]	Cypress-Fairbanks Independent School District GO	5.000%	2/15/26	300	313
[9]	Cypress-Fairbanks Independent School District GO	5.000%	2/15/27	155	162
[9]	Cypress-Fairbanks Independent School District GO	5.000%	2/15/27	100	107
[9]	Cypress-Fairbanks Independent School District GO	5.000%	2/15/29	100	102
[1]	Dallas Area Rapid Transit Sales Tax Revenue	5.250%	12/1/28	140	156
	Dallas Area Rapid Transit Sales Tax Revenue	5.000%	12/1/29	220	247
	Dallas Area Rapid Transit Sales Tax Revenue, Prere.	5.000%	12/1/24	570	580
	Dallas Area Rapid Transit Sales Tax Revenue, Prere.	5.000%	12/1/25	15	16
	Dallas Area Rapid Transit Sales Tax Revenue, Prere.	5.000%	12/1/25	50	52
	Dallas Area Rapid Transit Sales Tax Revenue, Prere.	5.000%	12/1/25	475	493
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	5.000%	11/1/25	245	254
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	5.000%	11/1/25	100	104
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	5.000%	11/1/26	160	170
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	5.000%	11/1/28	100	110
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	5.000%	11/1/29	100	112
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	5.000%	11/1/30	100	114
[9]	Dallas Independent School District GO	5.000%	2/15/24	250	251
[9]	Dallas Independent School District GO	5.000%	8/15/24	75	76
[9]	Dallas Independent School District GO, Prere.	5.000%	8/15/24	560	567
[9]	Dallas Independent School District GO, Prere.	5.000%	8/15/24	15	15
	Dallas TX GO	5.000%	2/15/26	100	104
	Dallas TX GO	5.000%	2/15/27	150	160
	Dallas TX GO	5.000%	2/15/28	100	109
	Dallas TX GO	5.000%	2/15/29	265	292
	Dallas TX GO	5.000%	2/15/30	100	112
	Dallas TX Waterworks & Sewer System Water Revenue	5.000%	10/1/24	115	117
	Dallas TX Waterworks & Sewer System Water Revenue	5.000%	10/1/25	70	72
	Dallas TX Waterworks & Sewer System Water Revenue	5.000%	10/1/30	5	5
[9]	Denton Independent School District GO, Prere.	5.000%	8/15/25	100	103
[9]	Denton Independent School District GO, Prere.	5.000%	8/15/25	175	181
[9]	Fort Worth Independent School District GO	5.000%	2/15/28	105	107
[9]	Fort Worth Independent School District GO, Prere.	5.000%	2/15/25	10	10
[9]	Garland Independent School District GO	5.000%	2/15/24	185	186
[9]	Goose Creek Consolidated Independent School District GO PUT	0.720%	8/1/26	380	355
	Grand Parkway Transportation Corp. Highway Revenue Tolls PUT	5.000%	4/1/28	250	268
	Harris County TX GO	5.000%	10/1/24	160	163
	Harris County TX GO	5.000%	10/1/25	80	83
	Harris County TX GO	5.000%	10/1/26	30	31
	Harris County TX GO	5.000%	10/1/26	330	349
	Harris County TX GO	5.000%	10/1/27	155	160
	Harris County TX Highway Revenue	5.000%	8/15/24	95	96
48

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Harris County TX Highway Revenue	5.000%	8/15/25	150	155
	Harris County TX Highway Revenue	5.000%	8/15/30	10	10
[2]	Harris County-Houston Sports Authority Hotel Occupancy Tax Revenue	5.000%	11/15/24	590	599
[2]	Harris County-Houston Sports Authority Hotel Occupancy Tax Revenue	5.000%	11/15/25	25	25
[2]	Harris County-Houston Sports Authority Hotel Occupancy Tax Revenue	5.000%	11/15/26	250	254
	Harris County-Houston Sports Authority Hotel Occupancy Tax Revenue	5.000%	11/15/29	55	56
[9]	Houston Independent School District GO	5.000%	2/15/25	225	230
[9]	Houston Independent School District GO	5.000%	2/15/26	180	188
[9]	Houston Independent School District GO	5.000%	2/15/26	30	31
[9]	Houston Independent School District GO	5.000%	2/15/27	115	120
[9]	Houston Independent School District GO	5.000%	2/15/28	115	123
[9]	Houston Independent School District GO	5.000%	2/15/28	50	52
[9]	Houston Independent School District GO	5.000%	2/15/30	475	495
	Houston TX Airport System Port, Airport & Marina Revenue	5.000%	7/1/29	85	92
	Houston TX Airport System Port, Airport & Marina Revenue	5.000%	7/1/30	90	97
	Houston TX Combined Utility System Sewer Revenue	5.000%	5/15/24	410	413
	Houston TX Combined Utility System Sewer Revenue	5.000%	5/15/25	395	398
	Houston TX Combined Utility System Sewer Revenue	5.000%	5/15/28	15	15
	Houston TX GO	5.000%	3/1/24	350	352
	Houston TX GO	5.000%	3/1/25	115	118
	Houston TX GO	5.000%	3/1/25	150	154
	Houston TX GO	5.000%	3/1/26	310	324
	Houston TX GO	5.000%	3/1/26	50	52
	Houston TX GO	5.000%	3/1/27	65	68
	Houston TX GO	5.000%	3/1/27	5	5
	Houston TX GO	5.000%	3/1/28	100	106
	Houston TX GO	5.000%	3/1/28	50	54
	Houston TX GO	5.000%	3/1/29	105	112
	Houston TX GO	5.000%	3/1/29	10	11
	Houston TX GO	5.000%	3/1/30	130	143
[9]	Hutto Independent School District GO PUT	2.000%	8/1/25	250	243
[9]	Katy Independent School District GO	5.000%	2/15/24	125	125
[9]	Leander Independent School District GO, Prere.	0.000%	8/15/24	250	74
	Lewisville Independent School District GO	5.000%	8/15/25	65	67
	Lewisville Independent School District GO	5.000%	8/15/28	155	159
[2]	Lower Colorado River Authority Intergovernmental Agreement Revenue	5.000%	5/15/27	100	107
[2]	Lower Colorado River Authority Intergovernmental Agreement Revenue	5.000%	5/15/30	100	112
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/24	135	135
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/25	130	130
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/25	165	165
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/25	100	102
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/26	100	104
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/27	145	145
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/27	100	104
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/27	100	106
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/28	65	68
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/28	95	99
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/28	90	97
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/29	30	31
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/29	285	296
49

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/29	310	320
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/30	400	400
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/30	285	289
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/30	90	93
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/30	200	208
	North Texas Tollway Authority Highway Revenue	5.000%	1/1/31	100	112
[6]	North Texas Tollway Authority Miscellaneous Revenue	0.000%	1/1/28	260	227
[6]	North Texas Tollway Authority Miscellaneous Revenue	0.000%	1/1/29	150	126
[6]	North Texas Tollway Authority Miscellaneous Revenue	0.000%	1/1/30	295	239
[9]	Northside Independent School District GO PUT	0.700%	6/1/25	20	19
[9]	Northside Independent School District GO PUT	3.000%	8/1/26	150	148
[9]	Northside Independent School District GO PUT	2.000%	6/1/27	250	237
	Permanent University Fund - University of Texas System College & University Revenue	5.000%	7/1/27	130	140
	Permanent University Fund - University of Texas System College & University Revenue, Prere.	4.000%	7/1/24	130	131
	Permanent University Fund - University of Texas System College & University Revenue, Prere.	5.000%	7/1/24	20	20
	Plano Independent School District GO	5.000%	2/15/25	150	153
[9]	Rockwall Independent School District GO, Prere.	5.000%	2/15/25	100	102
[9]	Round Rock Independent School District GO	5.000%	8/1/30	115	128
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.250%	2/1/24	390	391
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.000%	2/1/25	150	153
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.250%	2/1/25	80	82
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.000%	2/1/26	215	224
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.000%	2/1/26	50	52
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.000%	2/1/27	80	84
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.000%	2/1/28	400	435
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.000%	2/1/30	255	267
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.000%	2/1/39	130	130
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue PUT	3.650%	12/1/26	150	149
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue, ETM	5.000%	2/1/24	255	256
	San Antonio TX GO	5.000%	2/1/25	250	256
	San Antonio Water System Water Revenue PUT	2.625%	5/1/24	200	199
[9]	Spring Branch Independent School District GO	5.000%	2/1/25	340	348
[9]	Spring Branch Independent School District GO	5.000%	2/1/26	100	104
	Tarrant Regional Water District Water Supply System Water Revenue, Prere.	5.000%	3/1/24	45	45
	Texas A&M University College & University Revenue	5.000%	5/15/25	85	87
	Texas A&M University College & University Revenue	5.000%	5/15/26	175	184
	Texas A&M University College & University Revenue	5.000%	5/15/27	60	65
	Texas A&M University College & University Revenue	5.000%	5/15/28	85	91
	Texas GO	5.000%	10/1/24	465	468
	Texas GO	5.000%	10/1/25	250	254
	Texas GO	5.000%	4/1/26	175	176
	Texas GO	5.000%	10/1/26	185	187
50

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Texas GO	5.000%	10/1/26	120	124
	Texas GO	5.000%	10/1/27	90	91
	Texas GO	5.000%	10/1/27	165	171
	Texas GO	5.000%	10/1/28	75	77
	Texas GO	5.000%	10/1/29	400	412
	Texas GO, Prere.	5.000%	4/1/24	520	523
	Texas GO, Prere.	5.000%	4/1/24	320	322
	Texas GO, Prere.	5.000%	4/1/24	45	45
	Texas GO, Prere.	5.000%	4/1/24	100	101
	Texas GO, Prere.	5.000%	4/1/24	200	201
	Texas GO, Prere.	5.000%	4/1/24	395	397
	Texas GO, Prere.	5.000%	4/1/24	315	317
	Texas GO, Prere.	5.000%	4/1/24	105	106
	Texas GO, Prere.	5.000%	4/1/24	25	25
	Texas GO, Prere.	5.000%	4/1/24	105	106
	Texas GO, Prere.	5.000%	4/1/24	30	30
	Texas GO, Prere.	5.000%	10/1/24	375	380
	Texas GO, Prere.	5.000%	10/1/24	470	477
	Texas GO, Prere.	5.000%	10/1/24	385	390
	Texas State University System College & University Revenue	5.000%	3/15/28	35	37
	Texas Transportation Commission State Highway Fund Fuel Sales Tax Revenue	5.000%	10/1/24	585	594
	Texas Transportation Commission State Highway Fund Fuel Sales Tax Revenue	5.000%	10/1/24	500	508
	Texas Transportation Commission State Highway Fund Fuel Sales Tax Revenue	5.000%	4/1/25	550	553
	Texas Transportation Commission State Highway Fund Fuel Sales Tax Revenue	5.000%	10/1/25	355	368
	Texas Transportation Commission State Highway Fund Fuel Sales Tax Revenue	5.000%	10/1/26	50	53
	Texas Transportation Commission State Highway Fund Fuel Sales Tax Revenue, Prere.	5.000%	4/1/24	120	121
	Texas Transportation Commission State Highway Fund Fuel Sales Tax Revenue, Prere.	5.000%	4/1/24	150	151
	Texas Water Development Board Water Revenue	5.000%	4/15/25	125	128
	Texas Water Development Board Water Revenue	5.000%	4/15/29	200	216
	Texas Water Development Board Water Revenue	5.000%	4/15/30	50	55
	Texas Water Development Board Water Revenue	5.000%	10/15/30	130	135
	Trinity River Authority Central Regional Wastewater System Water Revenue	5.000%	8/1/28	135	145
	University of Texas System Regents College & University Revenue	5.000%	8/15/30	405	462
[9]	Ysleta Independent School District GO, Prere.	5.000%	8/15/25	195	201
					33,968
Utah (0.5%)
	Intermountain Power Agency Electric Power & Light Revenue	5.000%	7/1/29	225	250
	Intermountain Power Agency Electric Power & Light Revenue	5.000%	7/1/30	190	215
	Utah GO	5.000%	7/1/25	150	155
	Utah GO	5.000%	7/1/27	200	216
	Utah GO	5.000%	7/1/28	50	55
	Utah GO	5.000%	7/1/29	100	111
	Utah GO	5.000%	7/1/30	200	221
	Utah Transit Authority Government Securities & Interest Revenue, Prere.	5.000%	6/15/25	340	351
	Utah Transit Authority Sales Tax Revenue, Prere.	4.000%	6/15/25	35	36
	Utah Transit Authority Sales Tax Revenue, Prere.	4.000%	6/15/25	20	20
	Utah Transit Authority Sales Tax Revenue, Prere.	5.000%	6/15/25	165	170
51

Short-Term Tax-Exempt Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Utah Transit Authority Sales Tax Revenue, Prere.	5.000%	6/15/25	10	10
Utah Transit Authority Sales Tax Revenue, Prere.	5.000%	6/15/25	65	67
Utah Transit Authority Sales Tax Revenue, Prere.	5.000%	6/15/25	20	21
Utah Transit Authority Sales Tax Revenue, Prere.	5.000%	6/15/25	95	98
Utah Transit Authority Sales Tax Revenue, Prere.	5.000%	6/15/25	15	15
				2,011
Virginia (1.9%)
Fairfax County VA GO	4.000%	10/1/26	325	333
Hampton Roads Transportation Accountability Commission Appropriations Revenue BAN, ETM	5.000%	7/1/26	315	330
Hampton Roads Transportation Accountability Commission Sales Tax Revenue, Prere.	5.000%	1/1/28	65	71
Hampton Roads Transportation Accountability Commission Sales Tax Revenue, Prere.	5.500%	1/1/28	345	383
Richmond VA Public Utility Water Revenue, Prere.	5.000%	1/15/26	105	109
Virginia College Building Authority Appropriations Revenue	5.000%	2/1/24	250	251
Virginia College Building Authority Appropriations Revenue	5.000%	2/1/25	105	107
Virginia College Building Authority Appropriations Revenue	3.000%	2/1/27	155	153
Virginia College Building Authority Appropriations Revenue	5.000%	2/1/29	150	164
Virginia College Building Authority Appropriations Revenue (21st Century College & Equipment Programs)	5.000%	2/1/24	125	125
Virginia College Building Authority Appropriations Revenue (21st Century College & Equipment Programs)	5.000%	2/1/24	100	100
Virginia College Building Authority Appropriations Revenue (21st Century College & Equipment Programs)	5.000%	2/1/25	350	358
Virginia College Building Authority Appropriations Revenue (21st Century College & Equipment Programs)	5.000%	2/1/25	100	102
Virginia College Building Authority Appropriations Revenue (21st Century College & Equipment Programs)	5.000%	2/1/26	55	57
Virginia College Building Authority Appropriations Revenue (21st Century College & Equipment Programs)	5.000%	2/1/26	100	104
Virginia College Building Authority Appropriations Revenue (21st Century College & Equipment Programs)	5.000%	2/1/27	100	107
Virginia College Building Authority Appropriations Revenue (21st Century College & Equipment Programs)	5.000%	2/1/27	225	240
Virginia College Building Authority Appropriations Revenue (21st Century College & Equipment Programs)	5.000%	2/1/28	125	136
Virginia College Building Authority Appropriations Revenue (21st Century College & Equipment Programs)	5.000%	2/1/29	160	178
Virginia College Building Authority Appropriations Revenue (21st Century College & Equipment Programs)	5.000%	2/1/30	370	403
Virginia College Building Authority Appropriations Revenue (21st Century College & Equipment Programs)	5.000%	2/1/30	100	113
Virginia College Building Authority Appropriations Revenue (21st Century College & Equipment Programs)	5.000%	2/1/30	100	113
Virginia College Building Authority Appropriations Revenue, Prere.	5.000%	2/1/25	750	767
Virginia College Building Authority College & University Revenue	5.000%	9/1/27	190	201
Virginia College Building Authority Lease (Appropriation) Revenue (21st Century College and Equipment Project)	5.000%	2/1/25	135	138
Virginia Commonwealth Transportation Board Appropriations Revenue	5.000%	5/15/24	95	96
Virginia Commonwealth Transportation Board Appropriations Revenue	5.000%	5/15/25	190	196
Virginia Commonwealth Transportation Board Appropriations Revenue	5.000%	5/15/26	65	68
Virginia Commonwealth Transportation Board Appropriations Revenue	5.000%	5/15/27	340	365
52

Short-Term Tax-Exempt Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Virginia Commonwealth Transportation Board Appropriations Revenue	5.000%	5/15/28	170	184
Virginia Commonwealth Transportation Board Government Fund/Grant Revenue GAN	5.000%	3/15/25	25	26
Virginia Commonwealth Transportation Board Government Fund/Grant Revenue GAN	5.000%	9/15/25	210	218
Virginia Commonwealth Transportation Board Government Fund/Grant Revenue GAN	5.000%	3/15/26	40	42
Virginia Commonwealth Transportation Board Government Fund/Grant Revenue GAN	5.000%	9/15/26	250	265
Virginia Commonwealth Transportation Board Government Fund/Grant Revenue GAN	5.000%	3/15/27	15	16
Virginia Commonwealth Transportation Board Government Fund/Grant Revenue GAN	5.000%	9/15/27	60	65
Virginia Public Building Authority Appropriations Revenue	5.000%	8/1/24	135	137
Virginia Public Building Authority Appropriations Revenue	5.000%	8/1/24	100	101
Virginia Public Building Authority Appropriations Revenue	5.000%	8/1/24	60	61
Virginia Public Building Authority Appropriations Revenue	5.000%	8/1/25	100	103
Virginia Public Building Authority Appropriations Revenue	5.000%	8/1/26	85	90
Virginia Public Building Authority Appropriations Revenue	5.000%	8/1/28	100	108
Virginia Public School Authority Intergovernmental Agreement Revenue	5.000%	8/1/26	80	82
Virginia Public School Authority Intergovernmental Agreement Revenue	5.000%	8/1/27	200	206
Virginia Public School Authority Intergovernmental Agreement Revenue	5.000%	8/1/28	20	21
				7,593
Washington (4.0%)
Central Puget Sound Regional Transit Authority Sales Tax Revenue	5.000%	11/1/26	75	80
Central Puget Sound Regional Transit Authority Sales Tax Revenue	5.000%	11/1/27	500	543
Central Puget Sound Regional Transit Authority Sales Tax Revenue	5.000%	11/1/29	120	135
Central Puget Sound Regional Transit Authority Sales Tax Revenue	5.000%	11/1/30	75	86
Central Puget Sound Regional Transit Authority Sales Tax Revenue, Prere.	5.000%	11/1/25	75	78
Central Puget Sound Regional Transit Authority Sales Tax Revenue, Prere.	5.000%	11/1/25	180	187
Central Puget Sound Regional Transit Authority Sales Tax Revenue, Prere.	5.000%	11/1/25	25	26
Central Puget Sound Regional Transit Authority Sales Tax Revenue, Prere.	5.000%	11/1/25	130	135
Central Puget Sound Regional Transit Authority Sales Tax Revenue, Prere.	5.000%	11/1/25	300	311
Central Puget Sound Regional Transit Authority Sales Tax Revenue, Prere.	5.000%	11/1/25	5	5
Central Puget Sound Regional Transit Authority Sales Tax Revenue, Prere.	5.000%	11/1/25	650	674
Energy Northwest Nuclear Revenue	5.000%	7/1/24	155	157
Energy Northwest Nuclear Revenue	5.000%	7/1/25	25	26
Energy Northwest Nuclear Revenue	5.000%	7/1/26	145	149
Energy Northwest Nuclear Revenue	5.000%	7/1/28	130	137
Energy Northwest Nuclear Revenue	5.000%	7/1/29	105	113
Energy Northwest Nuclear Revenue	4.000%	7/1/30	190	202
Energy Northwest Nuclear Revenue (Project No. 1 Electric Revenue)	5.000%	7/1/27	100	108
Energy Northwest Nuclear Revenue (Project No. 1)	5.000%	7/1/25	375	379
Energy Northwest Nuclear Revenue (Project No. 1)	5.000%	7/1/26	210	221
Energy Northwest Nuclear Revenue (Project No. 1)	5.000%	7/1/26	300	303
53

Short-Term Tax-Exempt Bond ETF
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Energy Northwest Nuclear Revenue (Project No. 1)	5.000%	7/1/26	405	427
	Energy Northwest Nuclear Revenue (Project No. 1)	5.000%	7/1/26	65	68
	Energy Northwest Nuclear Revenue (Project No. 1)	5.000%	7/1/27	110	118
	Energy Northwest Nuclear Revenue (Project No. 1)	5.000%	7/1/28	415	446
	Energy Northwest Nuclear Revenue (Project No. 3 Electric Revenue)	5.000%	7/1/24	65	66
	Energy Northwest Nuclear Revenue (Project No. 3 Electric Revenue)	5.000%	7/1/28	390	429
	Energy Northwest Nuclear Revenue (Project No. 3)	5.000%	7/1/25	65	67
	Energy Northwest Nuclear Revenue (Project No. 3)	5.000%	7/1/28	215	217
	Energy Northwest Nuclear Revenue (Project No. 3)	5.000%	7/1/28	155	167
	Grant County Public Utility District No. 2 Priest Rapids Hydroelectric Project, Electric Power & Light Revenue, Prere.	4.000%	7/1/24	20	20
	King County School District No. 414 Lake Washington GO	4.000%	12/1/29	40	42
	King County WA GO	4.000%	1/1/26	165	169
	King County WA GO	5.000%	1/1/30	265	298
	King County WA Sewer Revenue	4.000%	7/1/30	160	163
	King County WA Sewer Revenue PUT	0.625%	1/1/24	100	100
[2]	King County WA Sewer Revenue, Prere.	5.000%	7/1/24	1,715	1,731
	King County WA Sewer Revenue, Prere.	5.000%	1/1/25	100	102
	King County WA Sewer Revenue, Prere.	5.000%	1/1/25	100	102
	King County WA Sewer Revenue, Prere.	5.000%	1/1/25	15	15
	Pierce County School District No. 10 Tacoma GO, Prere.	5.250%	12/1/24	25	25
	Port of Seattle WA Port, Airport & Marina Revenue	5.000%	8/1/30	5	6
	Seattle WA Municipal Light & Power Electric Power & Light Revenue	5.000%	2/1/25	215	220
	University of Washington College & University Revenue PUT	4.000%	8/1/27	100	102
	Washington Appropriations Revenue (Garvee-SR 520 Corridor Project)	5.000%	9/1/24	60	61
	Washington GO	5.000%	7/1/24	435	440
	Washington GO	5.000%	7/1/24	85	86
	Washington GO	5.000%	7/1/24	230	232
	Washington GO	5.000%	8/1/24	55	56
	Washington GO	5.000%	7/1/25	320	330
	Washington GO	5.000%	7/1/25	45	46
	Washington GO	5.000%	7/1/25	200	206
	Washington GO	4.000%	7/1/26	145	149
	Washington GO	4.000%	7/1/26	5	5
	Washington GO	5.000%	7/1/26	50	52
	Washington GO	5.000%	7/1/26	65	66
	Washington GO	5.000%	7/1/26	175	178
	Washington GO	5.000%	8/1/26	185	196
	Washington GO	5.000%	8/1/26	65	69
	Washington GO	4.000%	7/1/27	1,055	1,099
	Washington GO	5.000%	7/1/27	20	20
	Washington GO	5.000%	8/1/27	245	258
	Washington GO	5.000%	8/1/27	455	491
	Washington GO	5.000%	7/1/28	55	56
	Washington GO	5.000%	7/1/28	125	130
	Washington GO	5.000%	7/1/28	325	332
	Washington GO	5.000%	8/1/28	60	64
	Washington GO	5.000%	7/1/29	255	260
	Washington GO	5.000%	7/1/29	200	208
	Washington GO	5.000%	8/1/29	100	105
	Washington GO	5.000%	8/1/29	130	139
	Washington GO	5.000%	7/1/30	235	244
54

Short-Term Tax-Exempt Bond ETF
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Washington GO	5.000%	7/1/30	305	310
Washington GO	5.000%	7/1/30	200	227
Washington GO	5.000%	7/1/30	200	204
Washington GO	5.000%	8/1/30	300	321
				15,795
Wisconsin (1.2%)
Dane County WI GO	2.500%	6/1/27	100	96
Wisconsin Appropriations Revenue, ETM	5.000%	5/1/24	475	479
Wisconsin Appropriations Revenue, ETM	5.000%	5/1/27	25	27
Wisconsin Appropriations Revenue, Prere.	5.000%	5/1/27	115	123
Wisconsin Appropriations Revenue, Prere.	5.000%	5/1/27	230	247
Wisconsin Department of Transportation Miscellaneous Revenue	5.000%	7/1/28	100	107
Wisconsin Department of Transportation Miscellaneous Revenue	5.000%	7/1/28	100	107
Wisconsin Department of Transportation Miscellaneous Revenue	5.000%	7/1/30	250	285
Wisconsin Department of Transportation Miscellaneous Revenue	5.000%	7/1/30	200	214
Wisconsin GO	5.000%	5/1/24	200	202
Wisconsin GO	5.000%	11/1/24	345	351
Wisconsin GO	5.000%	5/1/25	105	107
Wisconsin GO	5.000%	5/1/25	210	216
Wisconsin GO	5.000%	11/1/25	150	156
Wisconsin GO	5.000%	11/1/26	355	378
Wisconsin GO	5.000%	11/1/27	175	188
Wisconsin GO	5.000%	11/1/27	105	113
Wisconsin GO	5.000%	5/1/28	305	310
Wisconsin GO	5.000%	11/1/28	115	123
Wisconsin GO	5.000%	11/1/28	115	123
Wisconsin GO	5.000%	5/1/29	140	143
Wisconsin GO	5.000%	11/1/29	80	86
Wisconsin GO	5.000%	5/1/30	180	205
Wisconsin GO	5.000%	5/1/30	260	296
				4,682
Total Tax-Exempt Municipal Bonds (Cost $385,184)				388,062
55

Short-Term Tax-Exempt Bond ETF
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[10]	Vanguard Municipal Cash Management Fund (Cost $2,384)	3.360%	23,838	2,384
Total Investments (100.0%) (Cost $387,568)				390,446
Other Assets and Liabilities—Net (0.0%)				93
Net Assets (100%)				390,539
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Scheduled principal and interest payments are guaranteed by Ambac Assurance Corp.
2	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
3	Scheduled principal and interest payments are guaranteed by Financial Guaranty Insurance Co.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2023.
5	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
6	Scheduled principal and interest payments are guaranteed by Assured Guaranty Corp.
7	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
8	Scheduled principal and interest payments are guaranteed by Michigan School Board Loan Fund.
9	Scheduled principal and interest payments are guaranteed by Texas Permanent School Fund.
10	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
ETM—Escrowed to Maturity.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
Prere.—Prerefunded.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.

See accompanying Notes, which are an integral part of the Financial Statements.
56

Short-Term Tax-Exempt Bond ETF
Statement of Assets and Liabilities
As of November 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $385,184)	388,062
Affiliated Issuers (Cost $2,384)	2,384
Total Investments in Securities	390,446
Investment in Vanguard	11
Cash	1
Receivables for Investment Securities Sold	257
Receivables for Accrued Income	5,214
Receivables for Capital Shares Issued	24
Total Assets	395,953
Liabilities
Payables for Investment Securities Purchased	5,403
Payables to Vanguard	11
Total Liabilities	5,414
Net Assets	390,539
At November 30, 2023, net assets consisted of:

Paid-in Capital	386,860
Total Distributable Earnings (Loss)	3,679
Net Assets	390,539

Net Assets
Applicable to 3,875,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	390,539
Net Asset Value Per Share	$100.78

See accompanying Notes, which are an integral part of the Financial Statements.
57

Short-Term Tax-Exempt Bond ETF
Statement of Operations

March 7, 2023[1] to November 30, 2023
($000)
Investment Income
Income
Interest[2]	3,942
Total Income	3,942
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3
Management and Administrative	23
Marketing and Distribution	8
Custodian Fees	4
Auditing Fees	30
Shareholders’ Reports	16
Trustees’ Fees and Expenses	—
Professional Services	11
Total Expenses	95
Net Investment Income	3,847
Realized Net Gain (Loss) on Investment Securities Sold[2,3]	(377)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[2]	2,878
Net Increase (Decrease) in Net Assets Resulting from Operations	6,348
1	Inception.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $50,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes ($263,000) of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
58

Short-Term Tax-Exempt Bond ETF
Statement of Changes in Net Assets

March 7, 2023[1] to November 30, 2023
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,847
Realized Net Gain (Loss)	(377)
Change in Unrealized Appreciation (Depreciation)	2,878
Net Increase (Decrease) in Net Assets Resulting from Operations	6,348
Distributions
Total Distributions	(2,931)
Capital Share Transactions
Issued	417,141
Issued in Lieu of Cash Distributions	—
Redeemed	(30,019)
Net Increase (Decrease) from Capital Share Transactions	387,122
Total Increase (Decrease)	390,539
Net Assets
Beginning of Period	—
End of Period	390,539
1	Inception.

See accompanying Notes, which are an integral part of the Financial Statements.
59

Short-Term Tax-Exempt Bond ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	March 7, 2023[1] to November 30, 2023
Net Asset Value, Beginning of Period	$100.00
Investment Operations
Net Investment Income[2]	2.098
Net Realized and Unrealized Gain (Loss) on Investments	.252
Total from Investment Operations	2.350
Distributions
Dividends from Net Investment Income	(1.570)
Distributions from Realized Capital Gains	—
Total Distributions	(1.570)
Net Asset Value, End of Period	$100.78
Total Return	2.38%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$391
Ratio of Total Expenses to Average Net Assets	0.07%[3]
Ratio of Net Investment Income to Average Net Assets	2.85%[3]
Portfolio Turnover Rate	9%[4]
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
60

Short-Term Tax-Exempt Bond ETF
Notes to Financial Statements
Vanguard Short-Term Tax-Exempt Bond ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Municipal Cash Management Fund are valued at that fund's net asset value.  Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
61

Short-Term Tax-Exempt Bond ETF
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the period ended November 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2023, the fund had contributed to Vanguard capital in the amount of $11,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of November 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Tax-Exempt Municipal Bonds	—	388,062	—	388,062
Temporary Cash Investments	2,384	—	—	2,384
Total	2,384	388,062	—	390,446
62

Short-Term Tax-Exempt Bond ETF
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(262)
Total Distributable Earnings (Loss)	262
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Tax-Exempt Income	916
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	2,868
Capital Loss Carryforwards	(105)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	3,679
The tax character of distributions paid was as follows:
Period Ended November 30,
2023 Amount ($000)
Tax-Exempt Income	2,931
Ordinary Income	—
Long-Term Capital Gains	—
Total	2,931
63

Short-Term Tax-Exempt Bond ETF
As of November 30, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	387,578
Gross Unrealized Appreciation	3,634
Gross Unrealized Depreciation	(766)
Net Unrealized Appreciation (Depreciation)	2,868
E.	During the period ended November 30, 2023, the fund purchased $405,350,000 of investment securities and sold $45,771,000 of investment securities, other than temporary cash investments. Purchases and sales include $244,710,000 and $28,467,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
F.	Capital shares issued and redeemed were:

March 7, 2023[1] to November 30, 2023
Shares (000)
Issued	4,175
Issued in Lieu of Cash Distributions	—
Redeemed	(300)
Net Increase (Decrease) in Shares Outstanding	3,875
1	Inception.
G.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
At November 30, 2023, one shareholder was a record or beneficial owner of 40% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no other events or transactions occurred subsequent to November 30, 2023, that would require recognition or disclosure in these financial statements.
64

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Wellington Fund and Shareholders of Vanguard Short-Term Tax-Exempt Bond ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Short-Term Tax-Exempt Bond ETF (one of the funds constituting Vanguard Wellington Fund, referred to hereafter as the "Fund") as of November 30, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period March 7, 2023 (inception) through November 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period March 7, 2023 (inception) through November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 19, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
65

Tax information (unaudited)
The fund designates 100% of its income dividends as exempt-interest dividends.
66

"Bloomberg® and Short-Term Tax-Exempt Bond ETF Market Price" are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the Indices (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Short-Term Tax-Exempt Bond ETF is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Short-Term Tax-Exempt Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the Short-Term Tax-Exempt Bond ETF particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Short-Term Tax-Exempt Bond ETF Market Price, which is determined, composed and calculated by BISL without regard to Vanguard or the Short-Term Tax-Exempt Bond ETF. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Short-Term Tax-Exempt Bond ETF into consideration in determining, composing or calculating the Short-Term Tax-Exempt Bond ETF Market Price. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Tax-Exempt Bond ETF to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Short-Term Tax-Exempt Bond ETF’s customers, in connection with the administration, marketing or trading of the Short-Term Tax-Exempt Bond ETF.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE SHORT-TERM TAX-EXEMPT BOND ETF MARKET PRICE OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE SHORT-TERM TAX-EXEMPT BOND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHORT-TERM TAX-EXEMPT BOND ETF MARKET PRICE OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE SHORT-TERM TAX-EXEMPT BOND ETF MARKET PRICE OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE SHORT-TERM TAX-EXEMPT BOND ETF OR THE SHORT-TERM TAX-EXEMPT BOND ETF MARKET PRICE OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2024 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2024, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global
Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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QV0140 012024

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)            Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended November 30, 2023: $230,000
Fiscal Year Ended November 30, 2022: $250,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2023: $9,326,156
Fiscal Year Ended November 30, 2022: $10,494,508

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)             Audit-Related Fees.

Fiscal Year Ended November 30, 2023: $3,295,934
Fiscal Year Ended November 30, 2022: $2,757,764

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)            Tax Fees.

Fiscal Year Ended November 30, 2023: $1,678,928
Fiscal Year Ended November 30, 2022: $5,202,689

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)            All Other Fees.

Fiscal Year Ended November 30, 2023: $25,000
Fiscal Year Ended November 30, 2022: $298,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)            (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)             For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)            Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2023: $1,703,928
Fiscal Year Ended November 30, 2022: $5,500,689

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)             For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: January 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: January 22, 2024

VANGUARD WELLINGTON FUND

BY:	/s/ CHRISTINE BUCHANAN*

CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: January 22, 2024

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney  filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.